Exhibit 10.27

CREDIT AGREEMENT

by and among

POWERWAVE TECHNOLOGIES, INC.

as Borrower,

THE LENDERS THAT ARE SIGNATORIES HERETO

as the Lenders,

and

WELLS FARGO FOOTHILL, LLC

as the Arranger and Administrative Agent

Dated as of April 3, 2009

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17.8	Revival and Reinstatement of Obligations	50

17.9	Confidentiality	50

17.13	Integration	51

v

EXHIBITS AND SCHEDULES

Exhibit A-1	Form of Assignment and Acceptance
Exhibit B-1	Form of Borrowing Base Certificate
Exhibit C-1	Form of Compliance Certificate
Exhibit L-1	Form of LIBOR Notice

Schedule A-1	Agent’s Account
Schedule A-2	Authorized Persons
Schedule C-1	Commitments
Schedule D-1	Designated Account
Schedule F-1	Eligible Foreign Account Debtors
Schedule P-1	Permitted Investments
Schedule P-2	Permitted Liens
Schedule S-1	Sales Support Services Agreements
Schedule 1.1	Definitions
Schedule 3.1	Conditions Precedent
Schedule 4.1(b)	Capitalization of Borrower
Schedule 4.1(c)	Capitalization of Borrower’s Subsidiaries
Schedule 4.6(a)	States of Organization
Schedule 4.6(b)	Chief Executive Offices
Schedule 4.6(c)	Organizational Identification Numbers
Schedule 4.6(d)	Commercial Tort Claims
Schedule 4.7	Litigation
Schedule 4.12	Environmental Matters
Schedule 4.13	Intellectual Property
Schedule 4.15	Deposit Accounts and Securities Accounts
Schedule 4.17	Material Contracts
Schedule 4.19	Permitted Indebtedness
Schedule 4.20	Taxes
Schedule 4.25	Locations of Inventory and Equipment
Schedule 5.1	Financial Statements, Reports, Certificates
Schedule 5.2	Collateral Reporting

CREDIT AGREEMENT

THIS CREDIT AGREEMENT (this “Agreement”), is entered into as of April 3, 2009, by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), and POWERWAVE TECHNOLOGIES, INC., a Delaware corporation (“Borrower”).

The parties agree as follows:

1.	DEFINITIONS AND CONSTRUCTION.

1.1 Definitions. Capitalized terms used in this Agreement shall have the meanings specified therefor on Schedule 1.1.

1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term “financial statements” shall include the notes and schedules thereto. Whenever the term “Borrower” is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrower and its Subsidiaries on a consolidated basis, unless the context clearly requires otherwise.

1.3 Code. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein; provided, however, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern.

1.4 Construction. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or, in the case of Letters of Credit or Bank Products, providing Letter of Credit Collateralization) of all Obligations other than unasserted contingent indemnification Obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and that are not required by the provisions of this Agreement to be repaid or cash collateralized. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record.

1.5 Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2.	LOAN AND TERMS OF PAYMENT.

2.1 Revolver Advances.

(a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Commitment agrees (severally, not jointly or jointly and severally) to make advances (“Advances”) to Borrower in an amount at any one time outstanding not to exceed such Lender’s Pro Rata Share of an amount equal to the lesser of (i) the Maximum Revolver Amount less the Letter of Credit Usage at such time, and (ii) the Borrowing Base at such time less the Letter of Credit Usage at such time.

(b) Amounts borrowed pursuant to this Section 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement. The outstanding principal amount of the Advances, together with interest accrued thereon, shall be due and payable on the Maturity Date or, if earlier, on the date on which they are declared due and payable pursuant to the terms of this Agreement.

(c) Anything to the contrary in this Section 2.1 notwithstanding, Agent shall have the right to establish reserves against the Borrowing Base in such amounts, and with respect to such matters, as Agent in its Permitted Discretion shall deem necessary or appropriate, including (i) reserves for the variance risk implied in the foreign currency of any Eligible Account, Eligible Foreign Account, or Letter of Credit payable in such foreign currency, (ii) reserves with respect to sums that Borrower or its Subsidiaries are required to pay under any Section of this Agreement or any other Loan Document (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay, and (ii) reserves with respect to amounts owing by Borrower or its Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than a Permitted Lien), which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to the Agent’s Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral; provided that Agent shall not have the right to impose reserves against the Borrowing Base in respect of Permitted Indebtedness incurred by Borrower or one of its Subsidiaries unless an Event of Default has occurred and is continuing or a default in respect of such Indebtedness has occurred and is continuing.

2.2 Intentionally Omitted.

2.3 Borrowing Procedures and Settlements.

(a) Procedure for Borrowing. Each Borrowing shall be made by a written request by an Authorized Person delivered to Agent. Unless Swing Lender is not obligated to make a Swing Loan pursuant to Section 2.3(b) below, such notice must be received by Agent no later than 10:00 a.m. (California time) on the Business Day that is the requested Funding Date specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day; provided, however, that if Swing Lender is not obligated to make a Swing Loan as to a requested Borrowing, such notice must be received by Agent no later than 10:00 a.m. (California time) on the Business Day prior to the date that is the requested Funding Date. At Agent’s election, in lieu of delivering the above-described written request, any Authorized Person may give Agent telephonic notice of such request by the required time. In such circumstances, Borrower agrees that any such telephonic notice will be confirmed in writing within 24 hours of the giving of such telephonic notice, but the failure to provide such written confirmation shall not affect the validity of the request.

(b) Making of Swing Loans. In the case of a request for an Advance and so long as either (i) the aggregate amount of Swing Loans made since the last Settlement Date, minus the amount of

Collections or payments applied to Swing Loans since the last Settlement Date, plus the amount of the requested Advance does not exceed $10,000,000, or (ii) Swing Lender, in its sole discretion, shall agree to make a Swing Loan notwithstanding the foregoing limitation, Swing Lender shall make an Advance in the amount of such Borrowing (any such Advance made solely by Swing Lender pursuant to this Section 2.3(b) being referred to as a “Swing Loan” and such Advances being referred to collectively as “Swing Loans”) available to Borrower on the Funding Date applicable thereto by transferring immediately available funds to Borrower’s Designated Account. Each Swing Loan shall be deemed to be an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances, except that all payments on any Swing Loan shall be payable to Swing Lender solely for its own account. Subject to the provisions of Section 2.3(d)(ii), Swing Lender shall not make and shall not be obligated to make any Swing Loan if Swing Lender has actual knowledge that (i) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (ii) the requested Borrowing would exceed the Availability on such Funding Date. Swing Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in Section 3 have been satisfied on the Funding Date applicable thereto prior to making any Swing Loan. The Swing Loans shall be secured by the Agent’s Liens, constitute Obligations hereunder, and bear interest at the rate applicable from time to time to Advances that are Base Rate Loans.

(c) Making of Loans.

(i) In the event that Swing Lender is not obligated to make a Swing Loan, then promptly after receipt of a request for a Borrowing pursuant to Section 2.3(a), Agent shall notify the Lenders, not later than 1:00 p.m. (California time) on the Business Day immediately preceding the Funding Date applicable thereto, by telecopy, telephone, or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender’s Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent’s Account, not later than 10:00 a.m. (California time) on the Funding Date applicable thereto. After Agent’s receipt of the proceeds of such Advances, Agent shall make the proceeds thereof available to Borrower on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to the Designated Account; provided, however, that, subject to the provisions of Section 2.3(d)(ii), Agent shall not request any Lender to make, and no Lender shall have the obligation to make, any Advance if Agent shall have actual knowledge that (1) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (2) the requested Borrowing would exceed the Availability on such Funding Date.

(ii) Unless Agent receives notice from a Lender prior to 9:00 a.m. (California time) on the date of a Borrowing, that such Lender will not make available as and when required hereunder to Agent for the account of Borrower the amount of that Lender’s Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrower on such date a corresponding amount. If any Lender shall not have made its full amount available to Agent in immediately available funds and if Agent in such circumstances has made available to Borrower such amount, that Lender shall on the Business Day following such Funding Date make such amount available to Agent, together with interest at the Defaulting Lender Rate for each day during such period. A notice submitted by Agent to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to Agent shall constitute such Lender’s Advance on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify Borrower of such failure to fund and, upon demand by Agent, Borrower shall pay such amount to Agent for Agent’s account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Advances composing such Borrowing. The failure of any Lender to make any Advance on any Funding Date shall not relieve any other Lender of any obligation hereunder to make an Advance on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on any Funding Date.

(iii) Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrower to Agent for the Defaulting Lender’s benefit, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments to each other non-Defaulting Lender member of the Lender Group ratably in accordance with their Commitments (but only to the extent that such Defaulting Lender’s Advance was funded by the other members of the Lender Group) or, if so directed by Borrower and if no Default or Event of Default has occurred and is continuing (and to the extent such Defaulting Lender’s Advance was not funded by the Lender Group), retain same to be re-advanced to Borrower as if such Defaulting Lender had made Advances to Borrower. Subject to the foregoing, Agent may hold and, in its Permitted Discretion, re-lend to Borrower for the account of such Defaulting Lender the amount of all such payments received and retained by Agent for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents, such Defaulting Lender shall be deemed not to be a “Lender” and such Lender’s Commitment shall be deemed to be zero. This Section shall remain effective with respect to such Lender until (x) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable, (y) the non-Defaulting Lenders, Agent, and Borrower shall have waived such Defaulting Lender’s default in writing, or (z) the Defaulting Lender makes its Pro Rata Share of the applicable Advance and pays to Agent all amounts owing by Defaulting Lender in respect thereof. The operation of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by Borrower of its duties and obligations hereunder to Agent or to the Lenders other than such Defaulting Lender. Any such failure to fund by any Defaulting Lender shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Borrower at its option, upon written notice to Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be reasonably acceptable to Agent. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being repaid its share of the outstanding Obligations (other than Bank Product Obligations, but including an assumption of its Pro Rata Share of the Risk Participation Liability) without any premium or penalty of any kind whatsoever; provided, however, that any such assumption of the Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Lender Groups’ or Borrower’s rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund.

(d) Protective Advances and Optional Overadvances.

(i) Agent hereby is authorized by Borrower and the Lenders, from time to time in Agent’s sole discretion, (A) after the occurrence and during the continuance of a Default or an Event of Default, or (B) at any time that any of the other applicable conditions precedent set forth in Section 3 are not satisfied, to make Advances to Borrower on behalf of the Lenders that Agent, in its Permitted Discretion deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, or (2) to enhance the likelihood of repayment of the Obligations (other than the Bank Product Obligations) (any of the Advances described in this Section 2.3(d)(i) shall be referred to as “Protective Advances”).

(ii) Any contrary provision of this Agreement notwithstanding, the Lenders hereby authorize Agent or Swing Lender, as applicable, and either Agent or Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally, continue to make Advances (including Swing Loans) to Borrower notwithstanding that an Overadvance exists or thereby would be created, so long as (A) after giving effect to such Advances, the outstanding Revolver Usage does not exceed the Borrowing Base by more than $5,000,000, and (B) after giving effect to such Advances, the outstanding Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Maximum Revolver Amount. In the event Agent obtains actual knowledge that the Revolver Usage exceeds the amounts permitted by the immediately foregoing provisions, regardless of the amount of, or reason for, such excess, Agent shall notify the Lenders as soon as practicable (and prior to making any (or any additional) intentional Overadvances (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value), and the Lenders with Commitments thereupon shall, together with Agent, jointly determine the terms of arrangements that shall be implemented with Borrower intended to reduce, within a reasonable time, the outstanding principal amount of the Advances to Borrower to an amount permitted by the preceding sentence. In such circumstances, if any Lender with a Commitment objects to the proposed terms of reduction or repayment of any Overadvance, the terms of reduction or repayment thereof shall be implemented according to the determination of the Required Lenders. Each Lender with a Commitment shall be obligated to settle with Agent as provided in Section 2.3(e) for the amount of such Lender’s Pro Rata Share of any unintentional Overadvances by Agent reported to such Lender, any intentional Overadvances made as permitted under this Section 2.3(d)(ii), and any Overadvances resulting from the charging to the Loan Account of interest, fees, or Lender Group Expenses.

(iii) Each Protective Advance and each Overadvance shall be deemed to be an Advance hereunder, except that no Protective Advance or Overadvance shall be eligible to be a LIBOR Rate Loan and, prior to Settlement therefor, all payments on the Protective Advances shall be payable to Agent solely for its own account. The Protective Advances and Overadvances shall be repayable on demand, secured by the Agent’s Liens, constitute Obligations hereunder, and bear interest at the rate applicable from time to time to Advances that are Base Rate Loans. The provisions of this Section 2.3(d) are for the exclusive benefit of Agent, Swing Lender, and the Lenders and are not intended to benefit Borrower in any way.

(e) Settlement. It is agreed that each Lender’s funded portion of the Advances is intended by the Lenders to equal, at all times, such Lender’s Pro Rata Share of the outstanding Advances. Such agreement notwithstanding, Agent, Swing Lender, and the other Lenders agree (which agreement shall not be for the benefit of Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among the Lenders as to the Advances, the Swing Loans, and the Protective Advances shall take place on a periodic basis in accordance with the following provisions:

(i) Agent shall request settlement (“Settlement”) with the Lenders on a weekly basis, or on a more frequent basis if so determined by Agent (1) on behalf of Swing Lender, with respect to the outstanding Swing Loans, (2) for itself, with respect to the outstanding Protective Advances, and (3) with respect to Borrower’s or its Subsidiaries’ Collections or payments received, as to each by notifying the Lenders by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 2:00 p.m. (California time) on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the “Settlement Date”). Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Advances, Swing Loans, and Protective Advances for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including Section 2.3(c)(iii)): (y) if a Lender’s balance of the Advances (including Swing Loans and Protective Advances) exceeds such Lender’s Pro Rata Share of the Advances (including Swing Loans and Protective Advances) as of a Settlement Date, then Agent shall, by no later than 12:00 p.m. (California time) on the Settlement Date, transfer in immediately available funds to a Deposit Account of such Lender (as such Lender may designate), an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances (including Swing Loans and Protective Advances), and (z) if a Lender’s balance of the Advances (including Swing Loans and Protective Advances) is less than such Lender’s Pro Rata Share of the Advances (including Swing Loans and Protective Advances) as of a Settlement Date, such Lender shall no later than 12:00 p.m. (California time) on the Settlement Date transfer in immediately available funds to the Agent’s Account, an amount such that each such Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances (including Swing Loans and Protective Advances). Such amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Swing Loans or Protective Advances and, together with the portion of such Swing Loans or Protective Advances representing Swing Lender’s Pro Rata Share thereof, shall constitute Advances of such Lenders. If any such amount is not made available to Agent by any Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate.

(ii) In determining whether a Lender’s balance of the Advances, Swing Loans, and Protective Advances is less than, equal to, or greater than such Lender’s Pro Rata Share of the Advances, Swing Loans, and Protective Advances as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, fees payable by Borrower and allocable to the Lenders hereunder, and proceeds of Collateral.

(iii) Between Settlement Dates, Agent, to the extent Protective Advances or Swing Loans are outstanding, may pay over to Agent or Swing Lender, as applicable, any Collections or payments received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Advances, for application to the Protective Advances or Swing Loans. Between Settlement Dates, Agent, to the extent no Protective Advances or Swing Loans are outstanding, may pay over to Swing Lender any Collections or payments received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Advances, for application to Swing Lender’s Pro Rata Share of the Advances. If, as of any Settlement Date, Collections or payments of Borrower or its Subsidiaries received since the then immediately preceding Settlement Date have been applied to Swing Lender’s Pro Rata Share of the Advances other than to Swing Loans, as provided for in the previous sentence, Swing Lender shall pay to Agent for the accounts of the Lenders, and Agent shall pay to the Lenders, to be applied to the outstanding Advances of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Advances. During the period between Settlement Dates, Swing Lender with respect to Swing Loans, Agent with respect to Protective Advances, and each Lender (subject to the effect of agreements between Agent and individual Lenders) with respect to the Advances other than Swing Loans and Protective Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Swing Lender, Agent, or the Lenders, as applicable.

(f) Notation. Agent, as a non-fiduciary agent for Borrower, shall maintain a register showing the principal amount of the Advances owing to each Lender, including the Swing Loans owing to Swing Lender, and Protective Advances owing to Agent, and the interests therein of each Lender, from time to time and such records shall, absent manifest error, conclusively be presumed to be correct and accurate.

(g) Lenders’ Failure to Perform. All Advances (other than Swing Loans and Protective Advances) shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Advance (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder.

2.4 Payments; Reductions of Commitments; Prepayments.

(a) Payments by Borrower.

(i) Except as otherwise expressly provided herein, all payments by Borrower shall be made to Agent’s Account for the account of the Lender Group and shall be made in immediately available funds, no later than 11:00 a.m. (California time) on the date specified herein. Any payment received by Agent later than 11:00 a.m. (California time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

(ii) Unless Agent receives notice from Borrower prior to the date on which any payment is due to the Lenders that Borrower will not make such payment in full as and when required, Agent may assume that Borrower has made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrower does not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Defaulting Lender Rate for each day from the date such amount is distributed to such Lender until the date repaid.

(b) Apportionment and Application.

(i) So long as no Application Event has occurred and is continuing and except as otherwise provided with respect to Defaulting Lenders, all principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and all payments of fees and expenses (other than fees or expenses that are for Agent’s separate account) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or Obligation to which a particular fee or expense relates. All payments to be made hereunder by Borrower shall be remitted to Agent and all (subject to Section 2.4(b)(iv)) such payments, and all proceeds of Collateral received by Agent, shall be applied, so long as no Application Event has occurred and is continuing, to reduce the balance of the Advances outstanding and, thereafter, to Borrower (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.

(ii) At any time that an Application Event has occurred and is continuing and except as otherwise provided with respect to Defaulting Lenders, all payments remitted to Agent and all proceeds of Collateral received by Agent shall be applied as follows:

(A) first, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to Agent under the Loan Documents, until paid in full,

(B) second, to pay any fees or premiums then due to Agent under the Loan Documents until paid in full,

(C) third, to pay interest due in respect of all Protective Advances until paid in full,

(D) fourth, to pay the principal of all Protective Advances until paid in full,

(E) fifth, ratably to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to any of the Lenders under the Loan Documents, until paid in full,

(F) sixth, ratably to pay any fees or premiums then due to any of the Lenders under the Loan Documents until paid in full,

(G) seventh, ratably to pay interest due in respect of the Advances (other than Protective Advances) and the Swing Loans until paid in full,

(H) eighth, ratably (i) to pay the principal of all Swing Loans until paid in full, (ii) to pay the principal of all Advances until paid in full, (iii) to Agent, to be held by Agent, for the benefit of Issuing Lender and those Lenders having a share of the Risk Participation Liability, as cash collateral in an amount up to 105% of the Letter of Credit Usage, and (iv) to Agent, to be held by Agent, for the benefit of the Bank Product Providers, as cash collateral in an amount up to the amount the Bank Product Providers reasonably determine to be the credit exposure of Borrower and its Subsidiaries in respect of Bank Products,

(I) ninth, to pay any other Obligations, and

(J) tenth, to Borrower (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.

(iii) Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in Section 2.3(e).

(iv) In each instance, so long as no Application Event has occurred and is continuing, Section 2.4(b)(i) shall not apply to any payment made by Borrower to Agent and specified by Borrower to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement or any other Loan Document.

(v) For purposes of Section 2.4(b)(ii), “paid in full” means payment in cash of all amounts owing under the Loan Documents, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not any of the foregoing would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

(vi) In the event of a direct conflict between the priority provisions of this Section 2.4 and any other provision contained in any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.4 shall control and govern.

(c) Reduction of Commitments.

(i) Commitments. The Commitments shall terminate on the Maturity Date. Borrower may reduce the Commitments on any date to an amount not less than the greater of (A) $25,000,000, and (B) sum of (x) the Revolver Usage as of such date, plus (y) the principal amount of all Advances not yet made as to which a request has been given by Borrower under Section 2.3(a), plus (z) the amount of all Letters of Credit not yet issued as to which a request has been given by Borrower pursuant to Section 2.11(a). Each such reduction shall be in an amount which is an integral multiple of $1,000,000, shall be made by providing not less than 10 Business Days prior written notice to Agent and shall be irrevocable. Once reduced, the Commitments may not be increased. Each such reduction of the Commitments shall reduce the Commitments of each Lender proportionately in accordance with its Pro Rata Share thereof.

(ii) Intentionally Omitted.

(d) Optional Prepayments.

(i) Advances. Borrower may prepay the principal of any Advance at any time in whole or in part.

(ii) Intentionally Omitted.

(e) Intentionally Omitted.

(f) Intentionally Omitted.

2.5 Overadvances. If, at any time or for any reason, the amount of Obligations owed by Borrower to the Lender Group pursuant to Section 2.1 or Section 2.11 is greater than any of the limitations set forth in Section 2.1 or Section 2.11, as applicable (an “Overadvance”), Borrower shall immediately pay to Agent, in cash, the amount of such excess, which amount shall be used by Agent to reduce the Obligations in accordance with the priorities set forth in Section 2.4(b). Borrower promises to pay the Obligations (including principal, interest, fees, costs, and expenses) in Dollars in full on the Maturity Date or, if earlier, on the date on which the Obligations are declared due and payable pursuant to the terms of this Agreement.

2.6 Interest Rates and Letter of Credit Fee: Rates, Payments, and Calculations.

(a) Interest Rates. Except as provided in Section 2.6(c), all Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows:

(i) if the relevant Obligation is a LIBOR Rate Loan, at a per annum rate equal to the LIBOR Rate plus the Margin, and

(ii) otherwise, at a per annum rate equal to the Base Rate plus the Margin.

(b) Letter of Credit Fee. Borrower shall pay Agent (for the ratable benefit of the Lenders with a Commitment, subject to any agreements between Agent and individual Lenders), a Letter of Credit fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.11(e)) which shall accrue at a per annum rate equal to the Margin times the Daily Balance of the undrawn amount of all outstanding Letters of Credit.

(c) Default Rate. Upon the occurrence and during the continuation of an Event of Default and at the election of the Required Lenders,

(i) all Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 2 percentage points above the per annum rate otherwise applicable hereunder, and

(ii) the Letter of Credit fee provided for in Section 2.6(b) shall be increased to 2 percentage points above the per annum rate otherwise applicable hereunder.

(d) Payment. Except as provided to the contrary in Section 2.10 or Section 2.12(a), interest, Letter of Credit fees, and all other fees payable hereunder shall be due and payable, in arrears, on the first day of each month at any time that Obligations or Commitments are outstanding. Borrower hereby authorizes Agent, from time to time without prior notice to Borrower, to charge all interest and fees (when due and payable), all Lender Group Expenses (as and when incurred), all charges, commissions, fees, and costs provided for in Section 2.11(e) (as and when accrued or incurred), all fees and costs provided for in Section 2.10 (as and when accrued or incurred), and all other payments as and when due and payable under any Loan Document (including any amounts due and payable to the Bank Product Providers in respect of Bank Products) to the Loan Account, which amounts thereafter shall constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances that are Base Rate Loans. Any interest not paid when due shall be compounded by being charged to the Loan Account and shall thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances that are Base Rate Loans.

(e) Computation. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year, in each case, for the actual number of days elapsed in the period during which the interest or fees accrue. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate.

(f) Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

2.7 Crediting Payments. The receipt of any payment item by Agent shall not be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to the Agent’s Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrower shall be deemed not to have made such payment and interest shall be calculated accordingly. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into the Agent’s Account on a Business Day on or before 11:00 a.m. (California time). If any payment item is received into the Agent’s Account on a non-Business Day or after 11:00 a.m. (California time) on a Business Day, it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day.

2.8 Designated Account. Agent is authorized to make the Advances, and Issuing Lender is authorized to issue the Letters of Credit, under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person or, without instructions, if pursuant to Section 2.6(d). Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrower and made by Agent or the Lenders hereunder. Unless otherwise agreed by Agent and Borrower, any Advance, Protective Advance, or Swing Loan requested by Borrower and made by Agent or the Lenders hereunder shall be made to the Designated Account.

2.9 Maintenance of Loan Account; Statements of Obligations. Agent shall maintain an account on its books in the name of Borrower (the “Loan Account”) on which Borrower will be charged with all Advances (including Protective Advances and Swing Loans) made by Agent, Swing Lender, or the Lenders to Borrower or for Borrower’s account, the Letters of Credit issued by Issuing Lender for Borrower’s account, and with all other payment Obligations hereunder or under the other Loan Documents (except for Bank Product Obligations), including, accrued interest, fees and expenses, and Lender Group Expenses. In accordance with Section 2.7, the Loan Account will be credited with all payments received by Agent from Borrower or for Borrower’s account. Agent shall render statements regarding the Loan Account to Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Lender Group Expenses owing, and such statements, absent manifest error, shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and the Lender Group unless, within 30 days after receipt thereof by Borrower, Borrower shall deliver to Agent written objection thereto describing the error or errors contained in any such statements.

2.10 Fees. Borrower shall pay to Agent,

(a) for the account of Agent, as and when due and payable under the terms of the Fee Letter, the fees set forth in the Fee Letter.

(b) for the ratable account of those Lenders with Commitments, on the first day of each month from and after the Closing Date up to the first day of the month prior to the Payoff Date and on the Payoff Date, an unused line fee in an amount equal to the 0.75% per annum times the result of (i) the Maximum Revolver Amount, less (ii) the average Daily Balance of the Revolver Usage during the immediately preceding month (or portion thereof).

2.11 Letters of Credit.

(a) Subject to the terms and conditions of this Agreement, the Issuing Lender agrees to issue letters of credit for the account of Borrower (each, an “L/C”) or to purchase participations or to indemnify, guarantee, or agree to reimburse the Underlying Issuer (including by way of being a co-applicant with respect to an Underlying Letter of Credit) (each such undertaking, an “L/C Undertaking”) with respect to letters of credit issued by an Underlying Issuer (as of the Closing Date, the prospective Underlying Issuer is to be Wells Fargo) for the account of Borrower. Each request for the issuance of a Letter of Credit, or the amendment, renewal, or extension of any outstanding Letter of Credit, shall be made in writing by an Authorized Person and delivered to the Issuing Lender and Agent via hand delivery, telefacsimile, or other electronic method of transmission reasonably in advance of the requested date of issuance, amendment, renewal, or extension. Each such request shall be in form and substance reasonably satisfactory to the Issuing Lender in its Permitted Discretion and shall specify (i) the amount of such L/C or Underlying Letter of Credit, (ii) the date of issuance, amendment, renewal, or extension of such L/C or Underlying Letter of Credit, (iii) the expiration date of such L/C or Underlying Letter of Credit, (iv) the name and address of the beneficiary of the L/C (or the beneficiary of the Underlying Letter of Credit, as applicable), and (v) such other information (including, in the case of an amendment, renewal, or extension, identification of the outstanding Letter of Credit to be so amended, renewed, or extended) as shall be necessary to prepare, amend, renew, or extend such L/C or Underlying Letter of Credit. Anything contained herein to the contrary notwithstanding, the Issuing Lender may, but shall not be obligated to issue a Letter of Credit that supports the obligations of Borrower or its Subsidiaries in respect of (1) a lease of real property, or (2) an employment contract. If requested by the Issuing Lender, Borrower also shall be an applicant under the application with respect to any Underlying Letter of Credit that is to be the subject of an L/C Undertaking. The Issuing Lender shall have no obligation to issue a Letter of Credit if any of the following would result after giving effect to the issuance of such requested Letter of Credit:

(i) the Letter of Credit Usage would exceed the Borrowing Base less the outstanding amount of Advances, or

(ii) the Letter of Credit Usage would exceed $30,000,000,

(iii) the Foreign Letter of Credit Usage would exceed $500,000,

(iv) the Letter of Credit Usage would exceed the Maximum Revolver Amount less the sum of (A) the Bank Product Reserve, and (B) the outstanding amount of Advances.

Each Letter of Credit (and corresponding Underlying Letter of Credit) shall be in form and substance acceptable to the Issuing Lender (in the exercise of its Permitted Discretion). If Underlying Issuer is obligated to advance funds under an Underlying Letter of Credit, Borrower shall pay to Issuing Lender an amount equal to the L/C Disbursement not later than 11:00 a.m., California time, on the date that such L/C Disbursement is made, if Borrower shall have received written or telephonic notice of such L/C Disbursement prior to 10:00 a.m., California time, on such date, or, if such notice has not been received by Borrower prior to such time on such date, then not later than 11:00 a.m., California time, on the Business Day that Borrower receives such notice, if such notice is received prior to 10:00 a.m., California time, on the date of receipt, and, in the absence of such reimbursement, the amount of the L/C Disbursement immediately and automatically shall be deemed to be an Advance hereunder and, initially, shall bear interest at the rate then applicable to Advances that are Base Rate Loans. To the extent the amount of an L/C Disbursement is deemed to be an Advance hereunder, Borrower’s obligation to pay the amount of such L/C Disbursement to Issuing Lender shall be discharged and replaced by the resulting Advance. Promptly following receipt by Agent of any payment from Borrower pursuant to this paragraph, Agent shall distribute such payment to the Issuing Lender or, to the extent that Lenders have made payments pursuant to Section 2.11(b) to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interests may appear.

(b) Promptly following receipt of a notice of an L/C Disbursement pursuant to Section 2.11(a), each Lender with a Commitment agrees to fund its Pro Rata Share of any Advance deemed made pursuant to the foregoing subsection on the same terms and conditions as if Borrower had requested such Advance and Agent shall promptly pay to Issuing Lender the amounts so received by it from the Lenders. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Lender or the Lenders with Commitments, the Issuing Lender shall be deemed to have granted to each Lender with a Commitment, and each Lender with a Commitment shall be deemed to have purchased, a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit, and each such Lender agrees to pay to Agent, for the account of the Issuing Lender, such Lender’s Pro Rata Share of any payments made by the Underlying Issuer under the applicable Underlying Letter of Credit. In consideration and in furtherance of the foregoing, each Lender with a Commitment hereby absolutely and unconditionally agrees to pay to Agent, for the account of the Issuing Lender, such Lender’s Pro Rata Share of each L/C Disbursement made by the Underlying Issuer and not reimbursed by Borrower on the date due as provided in Section 2.11(a), or of any reimbursement payment required to be refunded to Borrower for any reason. Each Lender with a Commitment acknowledges and agrees that its obligation to deliver to Agent, for the account of the Issuing Lender, an amount equal to its respective Pro Rata Share of each L/C Disbursement made by the Underling Issuer pursuant to this Section 2.11(b) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3. If any such Lender fails to make available to Agent the amount of such Lender’s Pro Rata Share of an L/C Disbursement made by the Underlying Issuer as provided in this Section, such Lender shall be deemed to be a Defaulting Lender and Agent (for the account of the Issuing Lender) shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate until paid in full.

(c) Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless from any loss, cost, expense, or liability, and reasonable attorneys fees incurred by the Lender Group arising out of or in connection with any Letter of Credit; provided, however, that Borrower shall not be obligated hereunder to indemnify for any loss, cost, expense, or liability to the extent that it is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group. Borrower agrees to be bound by the Underlying Issuer’s regulations and interpretations of any Underlying Letter of Credit or by Issuing Lender’s interpretations of any L/C issued by Issuing Lender to or for Borrower’s account, even though this interpretation may be different from Borrower’s own, and Borrower understands and agrees that the Lender Group shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower’s instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto. Borrower understands that the L/C Undertakings may require Issuing Lender to indemnify the Underlying Issuer for certain costs or liabilities arising out of claims by Borrower against such Underlying Issuer. Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by the Lender Group under any L/C Undertaking as a result of the Lender Group’s indemnification of any Underlying Issuer; provided, however, that Borrower shall not be obligated hereunder to indemnify for any loss, cost, expense, or liability to the extent that it is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group. Borrower hereby acknowledges and agrees that neither the Lender Group nor the Issuing Lender shall be responsible for delays, errors, or omissions resulting from the malfunction of equipment in connection with any Letter of Credit.

(d) Borrower hereby authorizes and directs any Underlying Issuer to deliver to the Issuing Lender all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to such Underlying Letter of Credit and to accept and rely upon the Issuing Lender’s instructions with respect to all matters arising in connection with such Underlying Letter of Credit and the related application.

(e) Any and all issuance charges, commissions, fees, and costs incurred by the Issuing Lender relating to Underlying Letters of Credit shall be Lender Group Expenses for purposes of this Agreement and shall be reimbursable immediately by Borrower to Agent for the account of the Issuing Lender; it being acknowledged and agreed by Borrower that, as of the Closing Date, the issuance charge imposed by the prospective Underlying Issuer is .825% per annum times the undrawn amount of each Underlying Letter of Credit, that such issuance charge may be changed from time to time, and that the Underlying Issuer also imposes a schedule of charges for amendments, extensions, drawings, and renewals.

(f) If by reason of (i) any change after the Closing Date in any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority, or (ii) compliance by the Underlying Issuer or the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):

(i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit issued hereunder, or

(ii) there shall be imposed on the Underlying Issuer or any member of the Lender Group any other condition regarding any Underlying Letter of Credit or any Letter of Credit issued pursuant hereto,

and the result of the foregoing is to increase, directly or indirectly, the cost to any member of the Lender Group of issuing, making, guaranteeing, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof by any member of the Lender Group, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrower, and Borrower shall pay within 30 days after demand therefor, such amounts as are necessary (as determined by the applicable member of the Lender Group) to compensate the applicable member of the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Loans hereunder; provided that Borrower shall not be required to compensate a member of the Lender Group pursuant to this Section for any such amounts incurred more than 120 days prior to the date that such member of the Lender Group first demands payment from Borrower of such amounts; provided further that if an event or circumstance giving rise to such amounts is retroactive, then the 120-day period referred to above shall be extended to include the period of retroactive effect thereof. The determination by Agent of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall constitute prima facie evidence of the amount due.

(g) Borrower and the Lender Group acknowledge and agree that the letter of credit in the face amount of AED 100,000, having an initial expiration date of August 31, 2009, issued by Underlying Issuer at the request of WFF for the account of Borrower and the benefit of Standard Chartered Bank Dubai shall, as of the Closing Date, be deemed an Underlying Letter of Credit for purposes of this Agreement and WFF’s reimbursement obligations to the Underlying Issuer shall be deemed to be an L/C Undertaking hereunder, in each case, subject to all of the terms and conditions of this Agreement (including with respect to any fees or charges payable with respect to Letters of Credit) as if first issued or entered into on the Closing Date.

2.12 LIBOR Option.

(a) Interest and Interest Payment Dates. In lieu of having interest charged at the rate based upon the Base Rate, Borrower shall have the option (the “LIBOR Option”) to have interest on all or a portion of the Advances be charged (whether at the time when made (unless otherwise provided herein), upon conversion from a Base Rate Loan to a LIBOR Rate Loan, or upon continuation of a LIBOR Rate Loan as a LIBOR Rate Loan) at a rate of interest based upon the LIBOR Rate. Interest on LIBOR Rate Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto; (ii) the date on which all or any portion of the Obligations are accelerated pursuant to the terms hereof, or (iii) the date on which this Agreement is terminated pursuant to the terms hereof. On the last day of each applicable Interest Period, unless Borrower properly has exercised the LIBOR Option with respect thereto, the interest rate applicable to such LIBOR Rate Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans of the same type hereunder. At any time that an Event of Default has occurred and is continuing, Borrower no longer shall have the option to request that Advances bear interest at a rate based upon the LIBOR Rate.

(b) LIBOR Election.

(i) Borrower may, at any time and from time to time, so long as no Event of Default has occurred and is continuing, elect to exercise the LIBOR Option by notifying Agent prior to 11:00 a.m. (California time) at least 3 Business Days prior to the commencement of the proposed Interest Period (the “LIBOR Deadline”). Notice of Borrower’s election of the LIBOR Option for a permitted portion of the Advances and an Interest Period pursuant to this Section shall be made by delivery to Agent of a LIBOR Notice received by Agent before the LIBOR Deadline, or by telephonic notice received by Agent before the LIBOR Deadline (to be confirmed by delivery to Agent of a LIBOR Notice received by Agent prior to 5:00 p.m. (California time) on the same day). Promptly upon its receipt of each such LIBOR Notice, Agent shall provide a copy thereof to each of the affected Lenders.

(ii) Each LIBOR Notice shall be irrevocable and binding on Borrower. In connection with each LIBOR Rate Loan, Borrower shall indemnify, defend, and hold Agent and the Lenders harmless against any loss, cost, or expense actually incurred by Agent or any Lender as a result of (A) the payment of any principal of any LIBOR Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (B) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto, or (C) the failure to borrow, convert, continue or prepay any LIBOR Rate Loan on the date specified in any LIBOR Notice delivered pursuant hereto (such losses, costs, or expenses, “Funding Losses”). A certificate of Agent or a Lender delivered to Borrower setting forth in reasonable detail any amount or amounts that Agent or such Lender is entitled to receive pursuant to this Section 2.12 shall be conclusive absent manifest error. Borrower shall pay such amount to Agent or the Lender, as applicable, within 30 days of the date of its receipt of such certificate.

(iii) Borrower shall have not more than 5 LIBOR Rate Loans in effect at any given time. Borrower only may exercise the LIBOR Option for LIBOR Rate Loans of at least $1,000,000.

(c) Conversion. Borrower may convert LIBOR Rate Loans to Base Rate Loans at any time; provided, however, that in the event that LIBOR Rate Loans are converted or prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any automatic prepayment through the required application by Agent of proceeds of Borrower’s and its Subsidiaries’ Collections in accordance with Section 2.4(b) or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, Borrower shall indemnify, defend, and hold Agent and the Lenders and their Participants harmless against any and all Funding Losses in accordance with Section 2.12 (b)(ii) above.

(d) Special Provisions Applicable to LIBOR Rate.

(i) The LIBOR Rate may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs, in each case, due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws (including increases in currently applicable corporate income tax rates)) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding the Reserve Percentage, which additional or increased costs would increase the cost of funding or maintaining loans bearing interest at the LIBOR Rate. In any such event, the affected Lender shall give Borrower and Agent written notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Borrower may, by notice to such affected Lender (y) require such Lender to furnish to Borrower a statement setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (z) repay the LIBOR Rate Loans with respect to which such adjustment is made (without having to pay any amounts due under Section 2.12(b)(ii)).

(ii) In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation or application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain LIBOR Rate Loans or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such Lender shall give written notice of such changed circumstances to Agent and Borrower and Agent promptly shall transmit the notice to each other Lender and (y) in the case of any LIBOR Rate Loans of such Lender that are outstanding, the date specified in such Lender’s notice shall be deemed to be the last day of the Interest Period of such LIBOR Rate Loans, and interest upon the LIBOR Rate Loans of such Lender thereafter shall accrue interest at the rate then applicable to Base Rate Loans, and (z) Borrower shall not be entitled to elect the LIBOR Option until such Lender determines in its Permitted Discretion that it would no longer be unlawful or impractical to do so.

(e) No Requirement of Matched Funding. Anything to the contrary contained herein notwithstanding, neither Agent, nor any Lender, nor any of their Participants, is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate.

2.13 Capital Requirements.

(a) If, after the date hereof, any Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any Governmental Authority charged with the administration thereof, or (ii) compliance by such Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Lender’s or such holding company’s capital as a consequence of such Lender’s Commitments hereunder to a level below that which such Lender or such holding company could have achieved but for such adoption, change, or compliance (taking into consideration such Lender’s or such holding company’s then existing policies with respect to capital adequacy and assuming the full utilization of such entity’s capital) by any amount deemed by such Lender to be material, then such Lender may notify Borrower and Agent thereof. Following receipt of such notice, Borrower agrees to pay such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 30 days after presentation by such Lender of a statement in the amount and setting forth in reasonable detail such Lender’s calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, such Lender may use any reasonable averaging and attribution methods. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that Borrower shall not be required to compensate a Lender pursuant to this Section for any reductions in return incurred more than 180 days prior to the date that such Lender notifies Borrower of such law, rule, regulation or guideline giving rise to such reductions and of such Lender’s intention to claim compensation therefor; provided further that if such claim arises by reason of the adoption of or change in any law, rule, regulation or guideline that is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

(b) If any Lender requests additional or increased costs referred to in Section 2.12(d)(i) or amounts under Section 2.13(a) (any such Lender, a “Affected Lender”), then such Affected Lender shall use reasonable efforts to promptly designate a different one of its lending offices or to assign its rights and obligations hereunder to another of its offices or branches, if (i) in the reasonable judgment of such Affected Lender, such designation or assignment would eliminate or reduce amounts payable pursuant to Section 2.12(d)(i) or Section 2.13(a), as applicable, and (ii) in the reasonable judgment of such Affected Lender, such designation or assignment would not subject it to any material unreimbursed cost or expense and would not otherwise be materially disadvantageous to it. Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by such Affected Lender in connection with any such designation or assignment. If, after such reasonable efforts, such Affected Lender does not so designate a different one of its lending offices or assign its rights to another of its offices or branches so as to eliminate Borrower’s obligation to pay any future amounts to such Affected Lender pursuant to Section 2.12(d)(i) or Section 2.13(a), as applicable, then Borrower (without prejudice to any amounts then due to such Affected Lender under Section 2.12(d)(i) or Section 2.13(a), as applicable) may, unless prior to the effective date of any such assignment the Affected Lender withdraws its request for such additional amounts under Section 2.12(d)(i) or Section 2.13(a), as applicable, designate another Lender reasonably acceptable to Agent to purchase the Obligations owed to such Affected Lender and such Affected Lender’s Commitments hereunder (a “Replacement Lender”), such Affected Lender shall assign to the Replacement Lender its Obligations and Commitments, pursuant to an Assignment and Acceptance Agreement, and upon such purchase by the Replacement Lender, such Replacement Lender shall be deemed to be a “Lender” for purposes of this Agreement and such Affected Lender shall cease to be a “Lender” for purposes of this Agreement.

2.14 Increase in Commitments.

(a) At any time during the period from and after the Closing Date through the date that is 12 months after the Closing Date, at the option of Borrower and with the consent of Agent, the Commitments and the Maximum Revolver Amount may be increased on one occasion by an amount not in excess of $20,000,000 (such increase that satisfies the terms and conditions herein, an “Approved Increase”) if and only if (i) each of the conditions precedent set forth in Section 3.2 are satisfied as of the Increase Effective Date, (ii) Borrower has delivered to Agent updated pro forma Projections (after giving effect to the proposed increase) for Borrower and its Subsidiaries evidencing compliance on a pro forma basis with Section 7(a) for the 12 calendar months (on a quarter-by-quarter basis) following the Increase Effective Date, in form and consent reasonably acceptable to Agent, (iii) Borrower shall have paid to Agent all fees due and payable as of the Increase Effective Date pursuant to the Fee Letter, and (iv) Agent or Borrower have obtained the commitment of one or more Lenders (or other prospective lenders) reasonably satisfactory to Agent and Borrower to provide the proposed increase. Unless waived by Agent, Borrower shall provide written notice of a proposed increase to Agent, which notice shall specify a date not less than 20 days after the date of such notice on which the proposed increase is to be effective (the “Increase Effective Date”). The proposed increase shall be in an amount of at least $5,000,000 and integral multiples of $1,000,000 in excess thereof.

(b) Agent shall invite each Lender to increase its Commitment (it being understood that no Lender shall be obligated to increase its Commitment), or may invite any prospective lender who is reasonably satisfactory to Agent and Borrower to become a Lender in connection with an Approved Increase by executing a joinder agreement, in form and substance reasonably satisfactory to Agent, to which such prospective lender, Borrower, and Agent are party (the “Increase Joinder”). So long as each of the requirements set forth in Section 2.14(a) and this Section 2.14(b) are satisfied, the increased Commitments with respect to an Approved Increase shall become effective as of the Increase Effective Date.

(c) To the extent any Advances or Letters of Credit are outstanding on the Increase Effective Date, each of the Lenders having a Commitment prior to the Increase Effective Date (the “Pre-

Increase Revolver Lenders”) shall assign to any Lender which is acquiring a new or additional Commitment on the Increase Effective Date (the “Post-Increase Revolver Lenders”), and such Post-Increase Revolver Lenders shall purchase from each Pre-Increase Revolver Lender, at the principal amount thereof, such interests in the Advances and participation interests in Letters of Credit on such Increase Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Advances and participation interests in Letters of Credit will be held by Pre-Increase Revolver Lenders and Post-Increase Revolver Lenders ratably in accordance with their Pro Rata Share after giving effect to such increased Commitments.

(d) Unless otherwise specifically provided herein, all references in this Agreement and any other Loan Document to Advances shall be deemed, unless the context otherwise requires, to include Advances made pursuant to the increased Commitments and Maximum Revolver Amount pursuant to this Section 2.14. The Advances, Commitments, and Maximum Revolver Amount established pursuant to this Section 2.14 shall constitute Advances, Commitments, and Maximum Revolver Amount under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from any guarantees and the security interests created by the Loan Documents. Borrower shall take any actions reasonably required by Agent to ensure and demonstrate that the Liens granted by the Loan Documents continue to be perfected under the Code or otherwise after giving effect to the establishment of any such new Commitments and Maximum Revolver Amount.

3.	CONDITIONS; TERM OF AGREEMENT.

3.1 Conditions Precedent to the Initial Extension of Credit. The obligation of each Lender to make its initial extension of credit provided for hereunder, is subject to the fulfillment, to the satisfaction of Agent and each Lender of each of the conditions precedent set forth on Schedule 3.1 (the making of such initial extension of credit by a Lender being conclusively deemed to be its satisfaction or waiver of the conditions precedent ).

3.2 Conditions Precedent to all Extensions of Credit. The obligation of the Lender Group (or any member thereof) to make any Advances hereunder (or to extend any other credit hereunder) at any time shall be subject to the following conditions precedent:

(a) the representations and warranties of Borrower or its Subsidiaries contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date); and

(b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof.

3.3 Term. This Agreement shall continue in full force and effect for a term ending on the Maturity Date. The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

3.4 Effect of Termination. On the date of termination of this Agreement, all Obligations (including contingent reimbursement obligations of Borrower with respect to outstanding Letters of Credit and including all Bank Product Obligations) immediately shall become due and payable without notice or demand (including the requirement that Borrower provide (a) Letter of Credit Collateralization, and (b) Bank Product Collateralization). No termination of this Agreement, however, shall relieve or discharge Borrower or its Subsidiaries of their duties, Obligations, or covenants hereunder or under any other Loan Document and the Agent’s Liens in the Collateral shall remain in effect until all Obligations have been paid in full and the Lender

Group’s obligations to provide additional credit hereunder have been terminated. When this Agreement has been terminated and all of the Obligations have been paid in full and the Lender Group’s obligations to provide additional credit under the Loan Documents have been terminated irrevocably, Agent will, at Borrower’s sole expense, execute and deliver any termination statements, lien releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, the Agent’s Liens and all notices of security interests and liens previously filed by Agent with respect to the Obligations.

3.5 Early Termination by Borrower. Borrower has the option, at any time upon 10 Business Days prior written notice to Agent, to terminate this Agreement and terminate the Commitments hereunder by paying to Agent the Obligations (including (a) providing Letter of Credit Collateralization with respect to the then existing Letter of Credit Usage, and (b) providing Bank Product Collateralization with respect to the then existing Bank Products), in full.

3.6 Conditions Subsequent. The obligation of the Lender Group (or any member thereof) to continue to make Advances (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of the following conditions subsequent:

(a) On or before the date that is 7 Business Days after the Closing Date, Agent shall have received the Account Charge Agreement, and the same shall be in form and substance reasonably satisfactory to Agent and in full force and effect.

(b) On or before the date that is 90 days after the Closing Date, Agent shall have received evidence satisfactory to it that Borrower has (i) closed bank account numbers 029658300888 and 029658300030 at Deutsche Bank AG, London branch, and (ii) taken reasonable steps to ensure that all of Borrower’s and its Subsidiaries’ Account Debtors who are making payments to such bank accounts forward payment of the amounts owed by them directly to one of Borrower’s bank accounts in the United States at a Controlled Account Bank over which Agent has a first priority perfected Lien.

(c) Unless Agent otherwise agrees, on or before the date that is 180 days after the Closing Date, Agent shall have received evidence satisfactory to it that (i) Borrower has closed bank account numbers 5553-8234371 and 5554-8263064 at SEB in Sweden, and (ii) all of Borrower’s and its Subsidiaries’ Account Debtors who are making payments to such bank accounts are forwarding payment of the amounts owed by them directly to one of Borrower’s bank accounts in the United States at a Controlled Account Bank over which Agent has a first priority perfected Lien.

(d) On or before the date that is 30 days after the Closing Date, Borrower shall have used commercially reasonable efforts to deliver to Agent a Collateral Access Agreement, in form and substance reasonably satisfactory to Agent, with respect to the warehouse located at 2760 E. El Presido, Carson, California.

Borrower acknowledges and agrees that its failure to perform or cause to be performed such conditions subsequent by the applicable deadline shall constitute an immediate Event of Default.

4.	REPRESENTATIONS AND WARRANTIES.

In order to induce the Lender Group to enter into this Agreement, Borrower makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects, as of the date hereof, and shall be true, correct, and complete, in all material respects, as of the Closing Date and at and as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

4.1 Due Organization and Qualification; Subsidiaries.

(a) Borrower (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) qualified to do business in any state where the failure to be so qualified reasonably could be expected to result in a Material Adverse Change, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

(b) Set forth on Schedule 4.1(b) is a complete and accurate description of the authorized capital Stock of Borrower, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. Other than as described on Schedule 4.1(b), there are no subscriptions, options, warrants, or calls relating to any shares of Borrower’s capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. Borrower is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital Stock or any security convertible into or exchangeable for any of its capital Stock.

(c) Set forth on Schedule 4.1(c) (as such Schedule may be updated from time to time to reflect changes permitted to be made under Section 5.11), is a complete and accurate list of the Borrower’s direct and indirect Subsidiaries, showing the percentage of the outstanding shares of each class of Stock of each such Subsidiary owned directly or indirectly by Borrower. All of the outstanding capital Stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.

(d) Except as set forth on Schedule 4.1(c), there are no subscriptions, options, warrants, or calls relating to any shares of Borrower’s Subsidiaries’ capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. Neither Borrower nor any of its Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of Borrower’s Subsidiaries’ capital Stock or any security convertible into or exchangeable for any such capital Stock.

4.2 Due Authorization; No Conflict.

(a) The execution, delivery, and performance by Borrower of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of Borrower.

(b) The execution, delivery, and performance by Borrower of the Loan Documents to which it is a party do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to Borrower or its Subsidiaries, the Governing Documents of Borrower or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on Borrower or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract (other than the Convertible Notes Documents) of Borrower or its Subsidiaries except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (iii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Convertible Notes Documents, (iv) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of Borrower, other than Permitted Liens, (v) require any approval of Borrower’s interestholders or any approval or consent of any Person under any Material Contract (other than the Convertible Notes Documents) of Borrower, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of such Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change, and (vi) require any approval of any Person under any Convertible Notes Documents, other than consents or approvals that have been obtained and that are still in force and effect.

4.3 Governmental Consents. The execution, delivery, and performance by Borrower of the Loan Documents to which Borrower is a party and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than consents or approvals that have been obtained and that are still in force and effect and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to the Agent for filing or recordation, as of the Closing Date.

4.4 Binding Obligations; Perfected Liens.

(a) Each Loan Document to which Borrower is a party has been duly executed and delivered by Borrower and is the legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(b) The Agent’s Liens are validly created, perfected (other than (i) in respect of motor vehicles and (ii) any Deposit Accounts and Securities Accounts not subject to a Control Agreement as permitted by Section 6.11, and subject only to the filing of financing statements and the recordation of the Mortgages), and first priority Liens, subject only to Permitted Liens.

4.5 Title to Assets; No Encumbrances. Borrower and its Subsidiaries have (i) good, sufficient and legal title to (in the case of fee interests in Real Property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (iii) good and marketable title to (in the case of all other personal property), all of their respective assets reflected in their most recent financial statements delivered pursuant to Section 5.1, in each case except for assets disposed of since the date of such financial statements to the extent permitted hereby. All of such assets are free and clear of Liens except for Permitted Liens.

4.6 Jurisdiction of Organization; Location of Chief Executive Office; Organizational Identification Number; Commercial Tort Claims.

(a) The name of (within the meaning of Section 9-503 of the Code) and jurisdiction of organization of Borrower and each of its Subsidiaries is set forth on Schedule 4.6(a) (as such Schedule may be updated from time to time to reflect changes permitted to be made under Section 6.5).

(b) The chief executive office of Borrower and each of its Subsidiaries is located at the address indicated on Schedule 4.6(b) (as such Schedule may be updated from time to time to reflect changes permitted to be made under Section 5.15).

(c) Borrower’s tax identification number and organizational identification number, if any, are identified on Schedule 4.6(c) (as such Schedule may be updated from time to time to reflect changes permitted to be made under Section 6.5).

(d) As of the Closing Date, neither Borrower nor any of its Subsidiaries holds any commercial tort claims that exceed $100,000 in amount, except as set forth on Schedule 4.6(d).

4.7 Litigation.

(a) There are no actions, suits, or proceedings pending or, to the best knowledge of Borrower, threatened against Borrower or any of its Subsidiaries that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Change.

(b) Schedule 4.7(b) sets forth a complete and accurate description, with respect to each of the actions, suits, or proceedings with asserted liabilities in excess of, or that could reasonably be expected to result in liabilities in excess of, $500,000 that, as of the Closing Date, is pending or, to the best knowledge of Borrower, threatened against Borrower or any of its Subsidiaries, of (i) the parties to such actions, suits, or proceedings, (ii) the nature of the dispute that is the subject of such actions, suits, or proceedings, (iii) the status, as of the Closing Date, with respect to such actions, suits, or proceedings, and (v) whether any liability of Borrower and its Subsidiaries in connection with such actions, suits, or proceedings is covered by insurance.

4.8 Compliance with Laws. Neither Borrower nor any of its Subsidiaries (a) is in violation of any applicable laws, rules, regulations, executive orders, or codes (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Change, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Change.

4.9 No Material Adverse Change. All financial statements relating to Borrower and its Subsidiaries that have been delivered by Borrower to Agent have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, Borrower’s and its Subsidiaries’ consolidated financial condition as of the date thereof and results of operations for the period then ended. Since December 28, 2008, no event, circumstance, or change has occurred that has or could reasonably be expected to result in a Material Adverse Change with respect to Borrower and its Subsidiaries.

4.10 Fraudulent Transfer.

(a) Borrower is Solvent.

(b) No transfer of property is being made by Borrower and no obligation is being incurred by Borrower in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower.

4.11 Employee Benefits. Borrower, none of its Subsidiaries, nor any of their ERISA Affiliates maintains or contributes to any Benefit Plan.

4.12 Environmental Condition. Except as set forth on Schedule 4.12, (a) to Borrower’s knowledge, neither Borrower’s nor its Subsidiaries’ properties or assets has ever been used by Borrower, its Subsidiaries, or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such disposal, production, storage, handling, treatment, release or transport was in violation, in any material respect, of any applicable Environmental Law, (b) to Borrower’s knowledge, neither Borrower’s nor its Subsidiaries’ properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) neither Borrower nor any of its Subsidiaries has received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by Borrower or its Subsidiaries, and (d) neither Borrower nor any of its Subsidiaries nor, to Borrower’s knowledge, any of their respective facilities or operations is subject to any outstanding written order, consent decree, or settlement agreement with any Person relating to any Environmental Law or Environmental Liability that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change.

4.13 Intellectual Property. Borrower and its Subsidiaries own, or hold licenses in, all trademarks, trade names, copyrights, patents, and licenses that are necessary to the conduct of its business as currently conducted, and attached hereto as Schedule 4.13 (as updated from time to time) is a true, correct, and complete listing of all (a) material trademarks, trade names, copyrights, patents, and licenses as to which Borrower or one of its Subsidiaries is the owner, and (b) all material licenses of intellectual property of any third party (including any affiliate) to which Borrower or one of its Subsidiaries is a party; provided, however, that Borrower may amend Schedule 4.13 to add additional intellectual property so long as such amendment occurs by written notice to Agent not less than 30 days after the date on which Borrower or its Subsidiary acquires any such property after the Closing Date.

4.14 Leases. Borrower and its Subsidiaries enjoy peaceful and undisturbed possession under all leases material to their business and to which they are parties or under which they are operating, and, subject to Permitted Protests, all of such material leases are valid and subsisting and no material default by the Borrower or its Subsidiaries exists under any of them.

4.15 Deposit Accounts and Securities Accounts. Set forth on Schedule 4.15 (as updated pursuant to the provisions of the Security Agreement from time to time) is a listing of all of Borrower’s and its Subsidiaries’ Deposit Accounts and Securities Accounts, including, with respect to each bank or securities intermediary (a) the name and address of such Person, and (b) the account numbers of the Deposit Accounts or Securities Accounts maintained with such Person.

4.16 Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of Borrower or its Subsidiaries in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents, or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Borrower or its Subsidiaries in writing to Agent or any Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. On the Closing Date, the Closing Date Projections represent, and as of the date on which any other Projections are delivered to Agent, such additional Projections represent Borrower’s good faith estimate of the Borrower’s and its Subsidiaries’ future performance for the periods covered thereby based upon assumptions believed by Borrower to be reasonable at the time of the delivery thereof to Agent (it being understood that such projections and forecasts are subject to uncertainties and contingencies, many of which are beyond the control of Borrower and its Subsidiaries and no assurances can be given that such projections or forecasts will be realized).

4.17 Material Contracts. Set forth on Schedule 4.17 (as updated from time to time) is a list of the Material Contracts of Borrower and its Subsidiaries; provided, however, that Borrower may amend Schedule 4.17 to add additional Material Contracts so long as such amendment occurs by written notice to Agent at the time that Borrower provides its quarterly financial statements pursuant to Section 5.1. Except for matters which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change, each Material Contract (other than those that have expired at the end of their normal terms) (a) is in full force and effect and is binding upon and enforceable against Borrower or its Subsidiary and, to the best of Borrower’s knowledge, each other Person that is a party thereto in accordance with its terms, (b) has not been otherwise amended or modified (other than amendments or modifications permitted by Section 6.7(d)), and (c) is not in default due to the action or inaction of Borrower or its Subsidiary.

4.18 Patriot Act. To the extent applicable, Borrower is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the Untied States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001) (the “Patriot Act”). No part of the proceeds of the loans made hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

4.19 Indebtedness. Set forth on Schedule 4.19 is a true and complete list of all Indebtedness of Borrower and each of its Subsidiaries outstanding immediately prior to the Closing Date that is to remain outstanding after the Closing Date and such Schedule accurately sets forth the aggregate principal amount of such Indebtedness as of the Closing Date.

4.20 Payment of Taxes. Except as set forth on Schedule 4.20 or as otherwise permitted under Section 5.5, all tax returns and reports of Borrower and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon Borrower and its Subsidiaries and upon their respective assets, income, businesses and franchises that are due and payable have been paid when due and payable. Borrower and each of its Subsidiaries have made adequate provision in accordance with GAAP for all taxes not yet due and payable. Borrower knows of no proposed tax assessment against Borrower or any of its Subsidiaries that is not being actively contested by Borrower or such Subsidiary diligently, in good faith, and by appropriate proceedings; provided such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor. Neither Borrower nor any of its Subsidiaries has ever been a party to any understanding or arrangement constituting a “tax shelter” within the meaning of Section 6662(d)(2)(C)(iii) of the IRC or within the meaning of Section 6111(c) or Section 6111(d) of the IRC as in effect immediately prior to the enactment of the American Jobs Creation Act of 2004, or has ever “participated” in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4, except as would not be reasonably expected to, individually or in the aggregate, result in a Material Adverse Change.

4.21 Margin Stock. Neither Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the loans made to Borrower will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of said Board of Governors.

4.22 Governmental Regulation. Neither Borrower nor any of its Subsidiaries is subject to regulation under the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. Neither Borrower nor any of its Subsidiaries is a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940.

4.23 OFAC. Neither Borrower nor any of its Subsidiaries is in violation of any of the country or list based economic and trade sanctions administered and enforced by OFAC. Neither Borrower nor any of its Subsidiaries (a) is a Sanctioned Person or a Sanctioned Entity, (b) has a more than 10% of its assets located in Sanctioned Entities, or (c) derives more than 10% of its revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. The proceeds of any Advance will not be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity.

4.24 Eligible Accounts and Eligible Foreign Accounts.

(a) As to each Account that is identified by Borrower as an Eligible Account or an Eligible Foreign Account in a Borrowing Base Certificate submitted to Agent, such Account is (i) a bona fide existing payment obligation of the applicable Account Debtor created by the sale and delivery of Inventory or the rendition of services to such Account Debtor in the ordinary course of Borrower’s business, (ii) owed to Borrower without any known defenses, disputes, offsets, counterclaims, or rights of return or cancellation, and (iii) not excluded as ineligible by virtue of one or more of the excluding criteria set forth in the definition of Eligible Accounts or Eligible Foreign Accounts (as applicable).

(b) As to Accounts that are identified by Borrower as Eligible Foreign Accounts, such Accounts are lawfully owned by Borrower, and, without limiting the generality of the foregoing: (i) such Accounts are owed to Borrower in connection with purchase orders or contracts issued by the applicable Account Debtors to Borrower for the sale of Inventory of Borrower or the rendition of services by Borrower to such Account Debtors, (ii) to the extent that a Subsidiary of Borrower receives a purchase order or contract for such sale of Inventory or rendition of services, it receipt of such purchase order or contract is solely in its capacity as a service provider (a “Subsidiary Service Provider”) to Borrower pursuant to one of the Sales Support Services Agreements, and (iii) any invoice sent to the applicable Account Debtors in connection with such sale of Inventory or rendition of services has been sent directly by Borrower to such Account Debtors. No Subsidiary Service Provider has any authority to sign or accept purchase orders or contracts on behalf of Borrower or to sign or issue invoices on behalf of Borrower. Each Sales Support Services Agreements (A) is in full force and effect and is binding upon and enforceable against each Person that is a party thereto in accordance with its terms, and (B) has not been amended or modified since the Closing Date.

(c) No Subsidiary of Borrower has any interest in any Eligible Account or Eligible Foreign Account.

4.25 Location of Inventory and Equipment. Except as set forth on Schedule 4.25, the Inventory and Equipment (other than (a) vehicles or Equipment out for repair, and (b) test Equipment delivered to Borrower’s contract manufacturers in the ordinary course of business for use in the manufacture and repair of Borrower’s products) of Borrower and its Subsidiaries are not stored with a bailee, warehouseman, or similar party and are located only at, or in-transit between, the locations identified on Schedule 4.25 (as such Schedule may be updated pursuant to Section 5.15).

4.26 Inventory Records. Borrower keeps correct and accurate records itemizing and describing the type, quality, and quantity of its and its Subsidiaries’ Inventory and the book value thereof.

4.27 Convertible Notes Documents.

(a) Borrower has delivered to Agent a complete and correct copy of the Convertible Notes Documents, including all schedules and exhibits thereto. Each Convertible Notes Document is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, in each case, except (i) as may be limited by equitable principles or applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors’ rights and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought. Borrower is not in default in any material respect in the performance or compliance with any provisions thereof.

(b) The Indebtedness evidenced by this Agreement and the other Loan Documents constitutes Designated Senior Indebtedness under each of the 1.875% Convertible Notes Indenture and the 3.875% Convertible Notes Indenture. No Designated Senior Indebtedness exists other than the Indebtedness evidenced by this Agreement and the other Loan Documents.

4.28 Inactive Subsidiaries. The Inactive Subsidiaries do not (a) own any assets (other than any assets of a de minimis nature), (b) have any liabilities (other than any liabilities of a de minimis nature), or (c) engage in any business activity.

5.	AFFIRMATIVE COVENANTS.

Borrower covenants and agrees that, until termination of all of the Commitments and payment in full of the Obligations, Borrower shall and shall cause each of its Subsidiaries to comply with each of the following:

5.1 Financial Statements, Reports, Certificates. Deliver to Agent, with copies to each Lender, each of the financial statements, reports, and other items set forth on Schedule 5.1 at the times specified therein. In addition, Borrower agrees that, except as set forth on Schedule 5.1, none of its Subsidiaries will have a fiscal year different from that of Borrower. In addition, Borrower agrees to maintain a system of accounting that enables Borrower to produce financial statements in accordance with GAAP. Borrower shall also keep a reporting system that shows all additions, sales, claims, returns, and allowances with respect to its and its Subsidiaries’ sales.

5.2 Collateral Reporting. Provide Agent (and if so requested by Agent, with copies for each Lender) with each of the reports set forth on Schedule 5.2 at the times specified therein. In addition, Borrower agrees to use commercially reasonable efforts in cooperation with Agent to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth above.

5.3 Existence. Except as otherwise permitted under Section 6.3, Borrower to, and cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its existence (including being in good standing in its jurisdiction of organization) and all rights and franchises, licenses and permits material to its business; provided, however, that neither Borrower nor any of its Subsidiaries shall be required to preserve any such right or franchise, licenses or permits if such Person’s board of directors (or similar governing body) shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Person, and that the loss thereof is not disadvantageous in any material respect to such Person or to the Lenders.

5.4 Maintenance of Properties. Maintain and preserve all of its assets that are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear, tear, and casualty excepted and Permitted Dispositions excepted, and comply with the material provisions of all material leases to which it is a party as lessee, so as to prevent the loss or forfeiture thereof, unless such provisions are the subject of a Permitted Protest.

5.5 Taxes. Cause all assessments and taxes imposed, levied, or assessed against Borrower or its Subsidiaries, or any of their respective assets or in respect of any of its income, businesses, or franchises to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Borrower will and will cause each of its Subsidiaries to make timely payment or deposit of all tax payments and withholding taxes required of it and them by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Agent with proof reasonably satisfactory to Agent indicating that Borrower and its Subsidiaries have made such payments or deposits.

5.6 Insurance. At Borrower’s expense, maintain insurance respecting Borrower’s and its Subsidiaries’ assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. Borrower also shall maintain (with respect to itself and its Subsidiaries) business interruption, public liability, and product liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation. All such policies of insurance shall be with responsible and reputable insurance companies and in such amounts as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and located and in any event in amount, adequacy and scope reasonably satisfactory to Agent. All property insurance policies covering the Collateral are to be made payable to Agent for the benefit of Agent and the Lenders, as their interests may appear, in case of loss, pursuant to a standard loss payable endorsement with a standard non contributory “lender” or “secured party” clause and are to contain such other provisions as Agent may reasonably require to fully protect the Lenders’ interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to Agent, with the loss payable and additional insured endorsement in favor of Agent and shall provide for not less than 30 days (10 days in the case of non-payment) prior written notice to Agent of the exercise of any right of cancellation. If Borrower fails to maintain such insurance, Agent may arrange for such insurance, but at Borrower’s expense and without any responsibility on Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims, and will endeavor to give prompt notice to Borrower if it has done so. Borrower shall give Agent prompt notice of any loss exceeding $250,000 covered by its casualty or business interruption insurance. Upon the occurrence and during the continuance of an Event of Default, (i) Agent shall have the sole right to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies, and (ii) any monies received as payment for any loss under any insurance policy shall first be applied to the payment in full of the Obligations, with any remaining monies remitted to Borrower for application to the costs of repair, replacement or restoration of the property that is the subject of the loss.

5.7 Inspection. Permit Agent and each of its duly authorized representatives or agents to visit any of its properties and inspect any of its assets or books and records, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and employees at such reasonable times and intervals as Agent may designate and, so long as no Default or Event of Default exists, with reasonable prior notice to Borrower.

5.8 Compliance with Laws. Comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change.

5.9 Environmental.

(a) Keep any property either owned or operated by Borrower or its Subsidiaries free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens,

(b) comply, in all material respects, with Environmental Laws and provide to Agent documentation of such compliance which Agent reasonably requests,

(c) promptly notify Agent of any release of a Hazardous Material in any reportable quantity from or onto property owned or operated by Borrower or its Subsidiaries and take any Remedial Actions required to abate said release or otherwise to come into compliance with applicable Environmental Law, and

(d) promptly, but in any event within 5 Business Days of its receipt thereof, provide Agent with written notice of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of Borrower or its Subsidiaries, (ii) commencement of any Environmental Action or notice that an Environmental Action will be filed against Borrower or its Subsidiaries, and (iii) notice of a violation, citation, or other administrative order which could reasonably be expected to result in a Material Adverse Change.

5.10 Disclosure Updates. Promptly and in no event later than 10 Business Days after obtaining knowledge thereof, notify Agent if any written information, exhibit, or report furnished to the Lender Group contained, at the time it was furnished, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made. The foregoing to the contrary notwithstanding, any notification pursuant to the foregoing provision will not cure or remedy the effect of the prior untrue statement of a material fact or omission of any material fact nor shall any such notification have the effect of amending or modifying this Agreement or any of the Schedules hereto.

5.11 Formation of Subsidiaries. At the time that Borrower forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after the Closing Date, Borrower shall (a) within 10

Business Days of such formation or acquisition (i) cause any such new Subsidiary to provide to Agent a general continuing guaranty in form and substance reasonably satisfactory to it and a joinder to the Security Agreement, together with such other security documents (including mortgages with respect to any Real Property owned in fee of such new Subsidiary with a fair market value of at least $1,000,000), as well as appropriate financing statements (and with respect to all property subject to a mortgage, fixture filings), all in form and substance reasonably satisfactory to Agent (including being sufficient to grant Agent a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary), and (ii) provide, and cause any such new Subsidiary to provide, an intercompany subordination agreement (or a joinder thereto, as applicable), in form and substance reasonably satisfactory to Agent; provided that the general continuing guaranty, the Security Agreement, and such other security documents shall not be required to be provided to Agent with respect to any Subsidiary of Borrower that is a CFC if providing such documents would result in adverse tax consequences or the costs to Borrower of providing such general continuing guaranty, executing any security documents or perfecting the security interests created thereby are unreasonably excessive (as determined by Agent in consultation with Borrower) in relation to the benefits of Agent and the Lenders of the security or guarantee afforded thereby, (b) within 10 Business Days of such formation or acquisition (or such later date as permitted by Agent in its sole discretion) provide to Agent a pledge agreement and appropriate certificates and powers or financing statements, hypothecating all of the direct or beneficial ownership interest in such new Subsidiary reasonably satisfactory to Agent; provided that only 65% of the total outstanding voting Stock of any first tier Subsidiary of Borrower that is a CFC and none of the total outstanding voting Stock of any other Subsidiary of such CFC shall be required to be pledged if hypothecating a greater amount would result in adverse tax consequences or the costs to Borrower of providing such pledge or perfecting the security interests created thereby are unreasonably excessive (as determined by Agent in consultation with the Borrower) in relation to the benefits of Agent and the Lenders of the security or guarantee afforded thereby (which pledge, if reasonably requested by Agent, shall be governed by the laws of the jurisdiction of such Subsidiary), and (c) within 10 Business Days of such formation or acquisition (or such later date as permitted by Agent in its sole discretion) provide to Agent all other documentation, including one or more opinions of counsel reasonably satisfactory to Agent, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above (including policies of title insurance or other documentation with respect to all Real Property owned in fee and subject to a mortgage). Any document, agreement, or instrument executed or issued pursuant to this Section 5.11 shall be a Loan Document.

5.12 Further Assurances. At any time upon the reasonable request of Agent, execute or deliver to Agent any and all financing statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, mortgages, deeds of trust, opinions of counsel, and all other documents (collectively, the “Additional Documents”) that Agent may reasonably request in form and substance reasonably satisfactory to Agent, to create, perfect, and continue perfected or to better perfect the Agent’s Liens in all of the assets of Borrower and its Subsidiaries (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), to create and perfect Liens in favor of Agent in any Real Property acquired by Borrower or its Subsidiaries after the Closing Date with a fair market value in excess of $1,000,000, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents); provided that the foregoing shall not apply to (a) any Inactive Subsidiary, (b) Powerwave Cognition, or (c) any Subsidiary of Borrower that is a CFC if providing such documents would result in adverse tax consequences or the costs to Borrower of providing such documents are unreasonably excessive (as determined by Agent in consultation with Borrower) in relating to the benefits of Agent and the Lenders of the benefits afforded thereby. To the maximum extent permitted by applicable law, Borrower authorizes Agent to execute any such Additional Documents in Borrower’s or its Subsidiary’s name, as applicable, and authorizes Agent to file such executed Additional Documents in any appropriate filing office. Agent shall endeavor to give notice to Borrower if it executes or files any such Additional Documents. In furtherance and not in limitation of the foregoing, Borrower shall take such actions as Agent may reasonably request from time to time to ensure that the Obligations are secured by substantially all of the assets of Borrower and its Subsidiaries (other than the Inactive Subsidiaries or Powerwave Cognition and subject to limitations contained in the Loan Documents with respect to CFCs) and all of the outstanding Stock of Borrower’s Subsidiaries (other than the Inactive Subsidiaries or Powerwave Cognition and subject to limitations contained in the Loan Documents with respect to CFCs).

5.13 Lender Meetings. Within 90 days after the close of each fiscal year of Borrower, at the request of Agent or of the Required Lenders and upon reasonable prior notice, hold a meeting (at a mutually agreeable location and time or, at the option of Agent, by conference call) with all Lenders who choose to attend such meeting at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of Borrower and its Subsidiaries and the projections presented for the current fiscal year of Borrower.

5.14 Material Contracts. Contemporaneously with the delivery of each Compliance Certificate pursuant hereto, provide Agent with copies of (a) each Material Contract entered into since the delivery of the previous Compliance Certificate, and (b) each material amendment or modification of any Material Contract entered into since the delivery of the previous Compliance Certificate; provided that if any such Material Contract or material amendment or modification of a Material Contract is an exhibit to a report filed by Borrower with the SEC, then Borrower may satisfy the foregoing by providing notice of the filing of such report to Agent within 1 Business Day of the date of such filing, which notice shall describe the report and the Material Contract or material amendment or modification of a Material Contract that is attached as an exhibit.

5.15 Location of Inventory and Equipment. Keep Borrower’s and its Subsidiaries’ Inventory and Equipment (other than (a) vehicles or Equipment out for repair, and (b) test Equipment delivered to Borrower’s contract manufacturers in the ordinary course of business for use in the manufacture and repair of Borrower’s products) only at the locations identified on Schedule 4.25 and their chief executive offices only at the locations identified on Schedule 4.6(b); provided, however, that Borrower may amend Schedule 4.25 or Schedule 4.6(b) so long as such amendment occurs by written notice to Agent not less than 10 days prior to the date on which such Inventory or Equipment is moved to such new location or such chief executive office is relocated and so long as such new location is within the continental United States, and so long as, at the time of such written notification, Borrower provides Agent a Collateral Access Agreement with respect thereto. If Borrower enters into a sale leaseback transaction as permitted hereunder with respect to its location at 1801 East St. Andrew Place, Santa Ana, CA 92705, then Borrower shall deliver to Agent a Collateral Access Agreement, in form and substance reasonably satisfactory to Agent, within 30 days of the date of consummation of such sale leaseback transaction.

5.16 Anti-Assignment Provisions; Purchase Orders. Use commercially reasonable efforts to ensure that its customer contracts entered into after the Closing Date and any purchase orders issued after the Closing Date for its products or services do not prohibit the assignment thereof (and all rights of Borrower or such Subsidiary, as applicable, thereunder) to Borrower’s or such Subsidiary’s lenders or an agent for any lenders (and any transferees of such lenders or such agent, as applicable). Use reasonable best efforts to ensure that any purchase orders issued after the Closing Date for Borrower’s products or services are issued to, and in the name of, Borrower.

6.	NEGATIVE COVENANTS.

Borrower covenants and agrees that, until termination of all of the Commitments and payment in full of the Obligations, Borrower will not and will not permit any of its Subsidiaries to do any of the following:

6.1 Indebtedness.

(a) Create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except for Permitted Indebtedness.

(b) Create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Designated Senior Indebtedness, except for the Indebtedness evidenced by this Agreement and the other Loan Documents.

It is understood and agreed that, except as set forth in Section 6.7(a)(ii), nothing herein is intended to prohibit Borrower or its Subsidiaries from making regularly scheduled and mandatory payments of Permitted Indebtedness.

6.2 Liens. Create, incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens.

6.3 Restrictions on Fundamental Changes.

(a) Enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Stock, except for (i) any merger between Borrower and Subsidiaries of Borrower so long as Borrower is the surviving entity of such merger and so long as Agent’s rights in any Collateral, including the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger, and (ii) any merger between Subsidiaries of Borrower so long as Agent’s Lien, if any, on the Stock of any such Subsidiaries is not adversely affected by such merger;

(b) Liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), except for (i) the liquidation or dissolution of non-operating Subsidiaries of Borrower with nominal assets and nominal liabilities, (ii) the liquidation or dissolution of Subsidiaries of Borrower (other than any such Subsidiary the Stock of which (or any portion thereof) is subject to a Lien in favor of Agent) so long as all of the assets of such liquidating or dissolving Subsidiary are transferred to its parent and so long as Agent’s rights in any Collateral, including the existence, perfection and priority of any Lien thereon, are not adversely affected thereby; or

(c) Suspend or go out of a substantial portion of its or their business, except as permitted pursuant to clauses (a) and (b) above or in connection with the transactions permitted pursuant to Section 6.4.

6.4 Disposal of Assets. Other than Permitted Dispositions, Permitted Investments, or transactions expressly permitted by Sections 6.3 and 6.11, convey, sell, lease, license, assign, transfer, or otherwise dispose of (or enter into an agreement to convey, sell, lease, license, assign, transfer, or otherwise dispose of) any of Borrower’s or its Subsidiaries assets.

6.5 Change Name. Change Borrower’s or any of its Subsidiaries’ name, organizational identification number, state of organization or organizational identity; provided, however, that Borrower or any of its Subsidiaries may change their names upon at least 10 days prior written notice to Agent of such change.

6.6 Nature of Business. Make any change in the nature of its or their business as described in Schedule 6.6 or acquire any properties or assets that are not reasonably related to the conduct of such business activities; provided that Borrower and its Subsidiaries may engage in any business that is reasonably related or ancillary to its or their business.

6.7 Prepayments and Amendments.

(a) Except in connection with Refinancing Indebtedness or a Permitted Convertible Notes Refinancing permitted by Section 6.1,

(i) optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of Borrower or its Subsidiaries, other than (A) the Obligations in accordance with this Agreement, (B) Permitted Intercompany Advances, and (C) Convertible Notes Redemptions,

(ii) make any payment on account of Indebtedness that has been contractually subordinated in right of payment if such payment is not permitted at such time under the subordination terms and conditions, or

(b) Directly or indirectly, amend, modify, or change any of the terms or provisions of

(i) any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Section 6.1 other than (A) the Obligations in accordance with this Agreement, (B) Permitted Intercompany Advances, and (C) Indebtedness permitted pursuant to clauses (c), (f), (h) and (i) of the definition of Permitted Indebtedness; provided that, for the avoidance of doubt, amendments, modifications, and changes to the Convertible Notes Documents are permitted to the extent necessary to consummate a Permitted Convertible Notes Refinancing, but only so long as such amendments, modifications, or changes comply with the restrictions applicable to a Permitted Convertible Notes Refinancing,

(ii) any Material Contract (other than the Convertible Notes Documents, which are covered in clause (b)(i) above) except to the extent that such amendment, modification, alteration, increase, or change could not, individually or in the aggregate, reasonably be expected to be materially adverse to the interests of the Lenders, or

(iii) the Governing Documents of Borrower or any of its Subsidiaries if the effect thereof, either individually or in the aggregate, could reasonably be expected to be materially adverse to the interests of the Lenders.

6.8 Change of Control. Cause, permit, or suffer, directly or indirectly, any Change of Control without the consent of the Required Lenders (which consent shall not be unreasonably withheld, delayed or conditioned).

6.9 Distributions. Make any distribution or declare or pay any dividends (in cash or other property, other than common Stock or Permitted Preferred Stock) on, or purchase, acquire, redeem, or retire any of Borrower’s or its Subsidiaries’ Stock, of any class, whether now or hereafter outstanding; provided, however, that, so long as it is permitted by applicable law:

(a) Borrower’s Subsidiaries may make distributions to Borrower,

(b) Borrower may make distributions to former employees, officers, or directors (or any spouses, ex-spouses, or estates of any of the foregoing) on account of redemptions of Stock of Borrower held by such Persons, provided, however, that the aggregate amount of such redemptions made by Borrower during the term of this Agreement plus the amount of Indebtedness outstanding under clause (j) of the definition of Permitted Indebtedness, does not exceed $1,000,000 in the aggregate, and (y) Borrower may make distributions to former employees, officers, or directors (or any spouses, ex-spouses, or estates of any of the foregoing), solely in the form of forgiveness of Indebtedness of such Persons owing to Borrower on account of repurchases of the Stock of Borrower held by such Persons; provided that such Indebtedness was incurred by such Persons solely to acquire Stock of Borrower, and

(c) Borrower may pay cash dividends on its Permitted Preferred Stock so long as (i) no Event of Default has occurred and is continuing or would result therefrom, (ii) Availability both before and immediately after giving effect thereto is greater than $20,000,000, and (iii) the amount of cash dividends paid and to be paid on such Permitted Preferred Stock does not exceed the amount of cash interest that Borrower would have been required to pay, on and after the date of the issuance of such Permitted Preferred Stock, on the 1.875% Convertible Notes or the 3.875% Convertible Notes repurchased or redeemed in connection with the issuance of such Permitted Preferred Stock.

6.10 Accounting Methods. Modify or change its fiscal year or its method of accounting (other than as may be required to conform to GAAP).

6.11 Investments. Except for Permitted Investments, directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment; provided, however, that (other than (a) an aggregate amount of not more than $10,000 at any one time, in the case of Borrower and its Subsidiaries (other than those that are CFCs and other than in respect of the Hong Kong Deposit Account), (b) an aggregate amount of not more than $100,000 at any one time in respect of the Hong Kong Deposit Account, (c) amounts deposited into Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for Borrower’s or its Subsidiaries’ employees, and (d) an aggregate amount of not more than $50,000,000 (calculated at current exchange rates) at any one time, in the case of Subsidiaries of Borrower that are CFCs) Borrower and its Subsidiaries shall not have Permitted Investments consisting of cash, Cash Equivalents, or amounts credited to Deposit Accounts or Securities Accounts unless Agent has a first-priority perfected Lien in such Deposit Accounts or Securities and the Permitted Investments credited therein. Subject to the foregoing proviso, Borrower shall not and shall not permit its Subsidiaries to establish or maintain any Deposit Account or Securities Account unless Agent shall have received a Control Agreement in respect of such Deposit Account or Securities Account.

6.12 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any transaction with any Affiliate of Borrower or any of its Subsidiaries except for:

(a) transactions (other than the payment of management, consulting, monitoring, or advisory fees) between Borrower or its Subsidiaries, on the one hand, and any Affiliate of Borrower or its Subsidiaries, on the other hand, so long as such transactions (i) are upon fair and reasonable terms, (ii) are fully disclosed to Agent prior to the consummation thereof if they involve one or more payments by Borrower or its Subsidiaries in excess of $250,000 for any single transaction or series of related transactions (excluding from this clause (ii) any transaction or series of related transactions entered into in the ordinary course of business between Borrower, on the one hand, and any of its Subsidiaries, on the other hand or between any Subsidiaries of Borrower), and (iii) are no less favorable, taken as a whole, to Borrower or its Subsidiaries, as applicable, than would be obtained in an arm’s length transaction with a non-Affiliate,

(b) so long as it has been approved by Borrower’s Board of Directors in accordance with applicable law, any indemnity provided for the benefit of directors of Borrower,

(c) so long as it has been approved by Borrower’s Board of Directors, the payment of reasonable fees, compensation, or employee benefit arrangements to employees, officers, and outside directors of Borrower in the ordinary course of business and consistent with industry practice, and

(d) transactions permitted by Section 6.3 or Section 6.9, or any Permitted Intercompany Advance.

6.13 Use of Proceeds. Use the proceeds of the Advances for any purpose other than (a) on the Closing Date, (i) to repay, in full, the outstanding principal, accrued interest, and accrued fees and expenses owing to Existing Lender, and (ii) to pay transactional fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and (b) thereafter, consistent with the terms and conditions hereof, for their lawful and permitted purposes, including Convertible Notes Redemptions.

6.14 Consignments. Except as set forth on Schedule 4.25, consign any of its or their Inventory or sell any of its or their Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale.

6.15 Inventory and Equipment with Bailees. Except as set forth on Schedule 4.25, store the Inventory or Equipment of Borrower or its Subsidiaries at any time now or hereafter with a bailee, warehouseman, or similar party.

6.16 Inactive Subsidiaries. Permit the Inactive Subsidiaries to (a) own any assets (other than any assets of a de minimis nature), (b) incur any liabilities (other than any liabilities of a de minimis nature), or (c) engage in any business activity.

6.17 Limitation on Issuance of Certain Stock. Issue or sell Prohibited Preferred Stock or permit any of its Subsidiaries to issue or sell or enter into any agreement or arrangement for the issuance and sale of, any shares of its Stock (other than to its immediate parent), any securities convertible into or exchangeable for its Stock or any warrants.

7.	FINANCIAL COVENANTS.

Borrower covenants and agrees that, until termination of all of the Commitments and payment in full of the Obligations, Borrower will comply with each of the following financial covenants:

(a) Minimum EBITDA. Achieve EBITDA as of the end of the fiscal quarter ended immediately preceding the date on which any Financial Covenant Period commences and as of the end of each fiscal quarter ended during such Financial Covenant Period, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount	Applicable Period

$10,500,000	For the 6 month period ended June 28, 2009

$23,000,000	For the 9 month period ended September 27, 2009

$37,000,000	For the 12 month period ended January 3, 2010 and for each 12 month period ended as of the end of each fiscal quarter thereafter

(b) Capital Expenditures. Make Capital Expenditures in any fiscal year in an amount less than or equal to, but not greater than, the amount set forth in the following table for the applicable period:

Fiscal Year 2009	Fiscal Year 2010	Fiscal Year 2011	Fiscal Year 2012
$17,000,000	$18,000,000	$18,000,000	$18,000,000

provided, however, that if the amount of the Capital Expenditures permitted to be made in any fiscal year as set forth in the above table is greater than the actual amount of the Capital Expenditures (excluding the amount, if any, of Capital Expenditures made with Net Cash Proceeds reinvested pursuant to the proviso in Section 2.4(e)(ii)) actually made in such fiscal year (such amount, the “Excess Amount”), then the lesser of (i) such Excess Amount and (ii) 50% of the amount set forth in the above table for the succeeding fiscal year (such lesser amount referred to as the “Carry-Over Amount”) may be carried forward to the next succeeding fiscal year (the “Succeeding Fiscal Year”); provided further that the Carry-Over Amount applicable to a particular Succeeding Fiscal Year may not be used in that Fiscal Year until the amount permitted above to be expended in such Fiscal Year has first been used in full and the Carry-Over Amount applicable to a particular Succeeding Fiscal Year may not be carried forward to another fiscal year.

8.	EVENTS OF DEFAULT.

Any one or more of the following events shall constitute an event of default (each, an “Event of Default”) under this Agreement:

8.1 If Borrower fails to pay when due and payable, or when declared due and payable, (a) all or any portion of the Obligations consisting of interest, fees, or charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts (other than any portion thereof constituting principal) constituting Obligations (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), and such failure continues for a period of 3 Business Days, or (b) all or any portion of the principal of the Obligations;

8.2 If Borrower or any of its Subsidiaries:

(a) fails to perform or observe any covenant or other agreement contained in any of (i) Sections 5.1, 5.2, 5.3, 5.6, 5.7, 5.10, 5.11, 5.13, or 5.14 of this Agreement, (ii) Sections 6.1 through 6.17 of this Agreement, (iii) Section 7 of this Agreement, or (iv) Section 6 of the Security Agreement;

(b) fails to perform or observe any covenant or other agreement contained in any of Sections 5.4, 5.5, 5.8, 5.12, 5.15, and 5.16 of this Agreement and such failure continues for a period of 10 days after the earlier of (i) the date on which such failure shall first become known to any officer of Borrower or (ii) the date on which written notice thereof is given to Borrower by Agent; or

(c) fails to perform or observe any covenant or other agreement contained in this Agreement, or in any of the other Loan Documents, in each case, other than any such covenant or agreement that is the subject of another provision of this Section 8 (in which event such other provision of this Section 8 shall govern), and such failure continues for a period of 30 days after the earlier of (i) the date on which such failure shall first become known to any officer of Borrower or (ii) the date on which written notice thereof is given to Borrower by Agent;

8.3 If one or more judgments, orders, or awards for the payment of money involving an aggregate amount of $1,000,000, or more (except to the extent fully covered by insurance pursuant to which the insurer has accepted liability therefor in writing) is entered or filed against Borrower or any of its Subsidiaries, or with respect to any of their respective assets, and either (a) such judgment, order, or award has not been discharged and there is a period of 30 consecutive days at any time after the entry of any such judgment, order, or award during which a stay of enforcement thereof is not in effect, or (b) enforcement proceedings are commenced upon such judgment, order, or award;

8.4 If an Insolvency Proceeding is commenced by Borrower or any of its Subsidiaries;

8.5 If an Insolvency Proceeding is commenced against Borrower or any of its Subsidiaries and any of the following events occur: (a) Borrower or such Subsidiary consents to the institution of such Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within 60 calendar days of the date of the filing thereof, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, Borrower or its Subsidiary, or (e) an order for relief shall have been issued or entered therein;

8.6 If Borrower or any of its Subsidiaries is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

8.7 If there is a default in one or more agreements to which Borrower or any of its Subsidiaries is a party with one or more third Persons relative to Borrower’s or any of its Subsidiaries’ Indebtedness involving an aggregate amount of $1,000,000 or more, and such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by such third Person, irrespective of whether exercised, to accelerate the maturity of Borrower’s or its Subsidiary’s obligations thereunder;

8.8 If any warranty, representation, statement, or Record made herein or in any other Loan Document or delivered in writing to Agent or any Lender in connection with this Agreement or any other Loan Document proves to be untrue in any material respect (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of issuance or making or deemed making thereof;

8.9 If the Security Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on the Collateral covered thereby, except as a result of a disposition of the applicable Collateral in a transaction permitted under this Agreement; or

8.10 Any provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by Borrower or its Subsidiaries, or a proceeding shall be commenced by Borrower or its Subsidiaries, or by any Governmental Authority having jurisdiction over Borrower or its Subsidiaries, seeking to establish the invalidity or unenforceability thereof, or Borrower or its Subsidiaries shall deny that Borrower or its Subsidiaries has any liability or obligation purported to be created under any Loan Document.

9.	RIGHTS AND REMEDIES.

9.1 Rights and Remedies. Upon the occurrence and during the continuation of an Event of Default, Agent may, and, at the instruction of the Required Lenders, shall, in each case by written notice to Borrower and in addition to any other rights or remedies provided for hereunder or under any other Loan Document or by applicable law, do any one or more of the following on behalf of the Lender Group:

(a) declare the Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable, whereupon the same shall become and be immediately due and payable, without presentment, demand, protest, or further notice or other requirements of any kind, all of which are hereby expressly waived by Borrower; and

(b) declare the Commitments terminated, whereupon the Commitments shall immediately be terminated together with any obligation of any Lender hereunder to make Advances and the obligation of the Issuing Lender to issue Letters of Credit.

The foregoing to the contrary notwithstanding, upon the occurrence of any Event of Default described in Section 8.4 or Section 8.5, in addition to the remedies set forth above, without any notice to Borrower or any other Person or any act by the Lender Group, the Commitments shall automatically terminate and the Obligations then outstanding, together with all accrued and unpaid interest thereon and all fees and all other amounts due under this Agreement and the other Loan Documents, shall automatically and immediately become due and payable, without presentment, demand, protest, or notice of any kind, all of which are expressly waived by Borrower.

9.2 Remedies Cumulative. The rights and remedies of the Lender Group under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it.

10.	WAIVERS; INDEMNIFICATION.

10.1 Demand; Protest; etc. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which Borrower may in any way be liable.

10.2 The Lender Group’s Liability for Collateral. Borrower hereby agrees that: (a) so long as Agent complies with its obligations, if any, under the Code, the Lender Group shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Borrower.

10.3 Indemnification. Borrower shall pay, indemnify, defend, and hold the Agent-Related Persons, the Lender-Related Persons, and each Participant (each, an “Indemnified Person”) harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution and delivery (provided that Borrower shall not be liable for costs and expenses (including attorneys fees) of any Lender (other than WFF) incurred in advising, structuring, drafting, reviewing, administering or syndicating the Loan Documents), enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby or the monitoring of Borrower’s and its Subsidiaries’ compliance with the terms of the Loan Documents (other than disputes solely between the Lenders), (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto, and (c) in connection with or arising out of any presence or release of Hazardous Materials at, on, under, to or from any assets or properties owned, leased or operated by Borrower or any of its Subsidiaries or any Environmental Actions, Environmental Liabilities and Costs or Remedial Actions related in any way to any such assets or properties of Borrower or any of its Subsidiaries (each and all of the foregoing, the “Indemnified Liabilities”). The foregoing to the contrary notwithstanding, Borrower shall have no obligation to any Indemnified Person under this Section 10.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person or its officers, directors, employees, attorneys, or agents. This provision shall survive the termination of this Agreement and the repayment of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrower was required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrower with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

11.	NOTICES.

Unless otherwise provided in this Agreement, all notices or demands relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as a party may designate in accordance herewith), or telefacsimile. In the case of notices or demands to Borrower or Agent, as the case may be, they shall be sent to the respective address set forth below:

If to Borrower:	POWERWAVE TECHNOLOGIES, INC.
1801 East St. Andrew Place
Santa Ana, CA 92705
Attn: Tom Spaeth, Corporate Treasurer
Fax No.: (714) 466-5801

with copies to:	STRADLING YOCCA CARLSON & RAUTH
660 Newport Center Drive, Suite 1600
Newport Beach, CA 92651
Attn: Mark L. Skaist, Esq.
Fax No.: (949) 725-4100

If to Agent:	WELLS FARGO FOOTHILL, LLC
2450 Colorado Avenue, Suite 3000 West
Santa Monica, CA 90404
Attn: Business Finance Division Manager
Fax No.: (310) 453-7413

with copies to:	PAUL, HASTINGS, JANOFSKY & WALKER LLP
515 S. Flower Street
Twenty-fifth Floor
Los Angeles, CA 90071
Attn: John Francis Hilson, Esq.

Any party hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section 11, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail; provided, that (a) notices sent by overnight courier service shall be deemed to have been given when received, (b) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening on business on the next Business Day for the recipient) and (c) notices by electronic mail shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgment).

12.	CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

(a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

(b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS

SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12(b).

(c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

13.	ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.

13.1 Assignments and Participations.

(a) With the prior written consent of Agent, which consent of Agent shall not be unreasonably withheld, delayed or conditioned, and shall not be required in connection with an assignment to a Person that is a Lender or an Affiliate (other than individuals) of a Lender, any Lender may assign and delegate to one or more assignees (each an “Assignee”; provided that neither Borrower nor any Affiliate of Borrower shall be permitted to become an Assignee) all or any portion of the Obligations, the Commitments and the other rights and obligations of such Lender hereunder and under the other Loan Documents, in a minimum amount (unless waived by the Agent) of $5,000,000 (except such minimum amount shall not apply to (x) an assignment or delegation by any Lender to any other Lender or an Affiliate of any Lender or (y) a group of new Lenders, each of which is an Affiliate of each other or a Related Fund of such new Lender to the extent that the aggregate amount to be assigned to all such new Lenders is at least $5,000,000); provided, however, that Borrower and Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrower and Agent by such Lender and the Assignee, (ii) such Lender and its Assignee have delivered to Borrower and Agent an Assignment and Acceptance and Agent has notified the assigning Lender of its receipt thereof in accordance with Section 13.1(b), and (iii) unless waived by the Agent, the assigning Lender or Assignee has paid to Agent for Agent’s separate account a processing fee in the amount of $3,500.

(b) From and after the date that Agent notifies the assigning Lender (with a copy to Borrower) that it has received an executed Assignment and Acceptance and, if applicable, payment of the required processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 10.3 hereof) and be released from any future obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto), and such assignment shall effect a novation among Borrower, the assigning Lender, and the Assignee; provided, however, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender’s obligations under Section 15 and Section 17.9(a) of this Agreement.

(c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto, (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (v) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, and (vi) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d) Immediately upon Agent’s receipt of the required processing fee, if applicable, and delivery of notice to the assigning Lender pursuant to Section 13.1(b), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

(e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons (a “Participant”) participating interests in all or any portion of its Obligations, its Commitment, and the other rights and interests of that Lender (the “Originating Lender”) hereunder and under the other Loan Documents; provided, however, that (i) the Originating Lender shall remain a “Lender” for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a “Lender” hereunder or under the other Loan Documents and the Originating Lender’s obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrower, Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender’s rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or substantially all of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender, or (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums, and (v) all amounts payable by Borrower hereunder shall be determined as if such

Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Borrower, the Collections of Borrower or its Subsidiaries, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves.

(f) In connection with any such assignment or participation or proposed assignment or participation or any grant of a security interest in, or pledge of, its rights under and interest in this Agreement, a Lender may, subject to the provisions of Section 17.9, disclose all documents and information which it now or hereafter may have relating to Borrower and its Subsidiaries and their respective businesses.

(g) Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR §203.24, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

13.2 Successors. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Borrower may not assign this Agreement or any rights or duties hereunder without the Lenders’ prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lenders shall release Borrower from its Obligations. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 13.1 hereof and, except as expressly required pursuant to Section 13.1 hereof, no consent or approval by Borrower is required in connection with any such assignment.

14.	AMENDMENTS; WAIVERS.

14.1 Amendments and Waivers.

(a) No amendment, waiver or other modification of any provision of this Agreement or any other Loan Document (other than Bank Product Agreements or the Fee Letter), and no consent with respect to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and Borrower and then any such waiver or consent shall be effective, but only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders directly affected thereby and Borrower, do any of the following:

(i) increase the amount of or extend the expiration date of any Commitment of any Lender,

(ii) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document,

(iii) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document (except (y) in connection with the waiver of applicability of Section 2.6(c) (which waiver shall be effective with the written consent of the Required Lenders), and (z) that any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or a reduction of fees for purposes of this clause (iii)),

(iv) amend or modify this Section or any provision of this Agreement providing for consent or other action by all Lenders,

(v) other than as permitted by Section 15.11, release Agent’s Lien in and to any of the Collateral,

(vi) change the definition of “Required Lenders” or “Pro Rata Share”,

(vii) contractually subordinate any of the Agent’s Liens,

(viii) other than in connection with a merger, liquidation, dissolution or sale of such Person expressly permitted by the terms hereof or the other Loan Documents, release Borrower or any Guarantor from any obligation for the payment of money or consent to the assignment or transfer by the Borrower or any Guarantor of any of its rights or duties under this Agreement or the other Loan Documents,

(ix) amend any of the provisions of Section 2.4(b)(i) or (ii),

(x) amend Section 13.1(a) to permit Borrower or an Affiliate of Borrower to be permitted to become an Assignee,

(xi) change the definition of Borrowing Base or any of the defined terms (including the definitions of Eligible Accounts, Eligible Foreign Accounts and Collections) that are used in such definition to the extent that any such change results in more credit being made available to Borrower based upon the Borrowing Base, or amend Section 2.1(c), or

(xii) except pursuant to Section 2.14, change the definition of Maximum Revolver Amount,

(b) No amendment, waiver, modification, or consent shall amend, modify, or waive (i) the definition of, or any of the terms or provisions of, the Fee Letter, without the written consent of Agent and Borrower (and shall not require the written consent of any of the Lenders), and (ii) any provision of Section 15 pertaining to Agent, or any other rights or duties of Agent under this Agreement or the other Loan Documents, without the written consent of Agent, Borrower, and the Required Lenders,

(c) No amendment, waiver, modification, or consent shall amend, modify, or waive any provision of this Agreement or the other Loan Documents pertaining to Issuing Lender, or any other rights or duties of Issuing Lender under this Agreement or the other Loan Documents, without the written consent of Issuing Lender, Agent, Borrower, and the Required Lenders,

(d) No amendment, waiver, modification, or consent shall amend, modify, or waive any provision of this Agreement or the other Loan Documents pertaining to Swing Lender, or any other rights or duties of Swing Lender under this Agreement or the other Loan Documents, without the written consent of Swing Lender, Agent, Borrower, and the Required Lenders,

(e) Anything in this Section 14.1 to the contrary notwithstanding, any amendment, modification, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Borrower, shall not require consent by or the agreement of Borrower.

14.2 Replacement of Holdout Lender.

(a) If any action to be taken by the Lender Group or Agent hereunder requires the unanimous consent, authorization, or agreement of all Lenders and if such action has received the consent, authorization, or agreement of the Required Lenders but not all of the Lenders, then Agent, upon at least 5 Business Days prior irrevocable notice, may permanently replace any Lender (a “Holdout Lender”) that failed to give its consent, authorization, or agreement with one or more Replacement Lenders, and the Holdout Lender shall have no right to refuse to be replaced hereunder. Such notice to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given.

(b) Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Holdout Lender being repaid its share of the outstanding Obligations (including an assumption of its Pro Rata Share of the Risk Participation Liability) without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Holdout Lender shall be made in accordance with the terms of Section 13.1. Until such time as the Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make the Holdout Lender’s Pro Rata Share of Advances and to purchase a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit.

14.3 No Waivers; Cumulative Remedies. No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or any Lender on any occasion shall affect or diminish Agent’s and each Lender’s rights thereafter to require strict performance by Borrower of any provision of this Agreement. Agent’s and each Lender’s rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent or any Lender may have.

15.	AGENT; THE LENDER GROUP.

15.1 Appointment and Authorization of Agent. Each Lender hereby designates and appoints WFF as its representative under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to execute and deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as such on the express conditions contained in this Section 15. The provisions of this Section 15 are solely for the benefit of Agent and the Lenders, and Borrower and its Subsidiaries shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent; it being expressly understood and agreed that the use of the word “Agent” is for convenience only, that WFF is merely the representative of the Lenders, and only has the contractual duties set forth herein. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, the Collections of Borrower and its Subsidiaries, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, (c) make Advances, for itself or on behalf of Lenders, as provided in the Loan Documents, (d) exclusively receive, apply, and distribute the Collections of Borrower and its Subsidiaries as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management arrangements as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral and the Collections of Borrower and its Subsidiaries, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Borrower or its Subsidiaries, the Obligations, the Collateral, the Collections of Borrower and its Subsidiaries, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents.

15.2 Delegation of Duties. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects as long as such selection was made without gross negligence or willful misconduct.

15.3 Liability of Agent. None of the Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by Borrower or any of its Subsidiaries or Affiliates, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Borrower or its Subsidiaries or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the books and records or properties of Borrower or its Subsidiaries.

15.4 Reliance by Agent. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telefacsimile or other electronic method of transmission, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower or counsel to any Lender), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent shall first receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the requisite Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

15.5 Notice of Default or Event of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lenders and, except with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a “notice of default.” Agent promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to Section 15.4, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 8; provided, however, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

15.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Borrower and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower or any other Person party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower or any other Person party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrower or any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons.

15.7 Costs and Expenses; Indemnification. Agent may incur and pay Lender Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including court costs, attorneys fees and expenses, fees and expenses of financial accountants, advisors, consultants, and appraisers, costs of collection by outside collection agencies, auctioneer fees and expenses, and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrower is obligated to reimburse Agent or Lenders for such expenses pursuant to this Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from the Collections of Borrower and its Subsidiaries received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders. In the event Agent is not reimbursed for such costs and expenses by Borrower or its Subsidiaries, each Lender hereby agrees that it is and shall be obligated to pay to Agent such Lender’s Pro Rata Share thereof. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do so), according to their Pro Rata Shares, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person’s gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make an Advance or other extension of credit hereunder. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender’s Pro Rata Share of any costs or out of pocket expenses (including attorneys, accountants, advisors, and consultants fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement

(whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent.

15.8 Agent in Individual Capacity. WFF and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Borrower and its Subsidiaries and Affiliates and any other Person party to any Loan Documents as though WFF were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, WFF or its Affiliates may receive information regarding Borrower or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Borrower or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms “Lender” and “Lenders” include WFF in its individual capacity.

15.9 Successor Agent. Agent may resign as Agent upon 30 days prior written notice to the Lenders (unless such notice is waived by the Required Lenders) and Borrower (unless such notice is waived by Borrower). If Agent resigns under this Agreement, the Required Lenders shall be entitled, with (so long as no Event of Default has occurred and is continuing) the consent of Borrower (such consent not to be unreasonably withheld, delayed, or conditioned), appoint a successor Agent for the Lenders. If, at the time that Agent’s resignation is effective, it is acting as the Issuing Lender or the Swing Lender, such resignation shall also operate to effectuate its resignation as the Issuing Lender or the Swing Lender, as applicable, and it shall automatically be relieved of any further obligation to issue Letters of Credit or make Swing Loans. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with the Lenders and Borrower, a successor Agent. If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required Lenders may agree in writing to remove and replace Agent with a successor Agent from among the Lenders. In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term “Agent” shall mean such successor Agent and the retiring Agent’s appointment, powers, and duties as Agent shall be terminated. After any retiring Agent’s resignation hereunder as Agent, the provisions of this Section 15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Lenders appoint a successor Agent as provided for above.

15.10 Lender in Individual Capacity. Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Borrower and its Subsidiaries and Affiliates and any other Person party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding Borrower or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Borrower or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender shall not be under any obligation to provide such information to them.

15.11 Collateral Matters.

(a) The Lenders hereby irrevocably authorize Agent, at its option and in its sole discretion, to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrower of all Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Borrower certifies to Agent that the sale or disposition is permitted under Section 6.4 of this Agreement or the other Loan Documents (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which Borrower or its Subsidiaries owned no interest at the time the Agent’s Lien was granted nor at any time thereafter, or (iv) constituting property leased to Borrower or its Subsidiaries under a lease that has expired or is terminated in a transaction permitted under this Agreement. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of all or substantially all of the Collateral, all of the Lenders, or (z) otherwise, the Required Lenders. Upon request by Agent or Borrower at any time, the Lenders will confirm in writing Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to this Section 15.11; provided, however, that (1) Agent shall not be required to execute any document necessary to evidence such release on terms that, in Agent’s opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Borrower in respect of) all interests retained by Borrower, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

(b) Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by Borrower or its Subsidiaries or is cared for, protected, or insured or has been encumbered, or that the Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent’s own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing, except as otherwise provided herein.

15.12 Restrictions on Actions by Lenders; Sharing of Payments.

(a) Each of the Lenders agrees that it shall not, without the express written consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the written request of Agent, set off against the Obligations, any amounts owing by such Lender to Borrower or its Subsidiaries or any deposit accounts of Borrower or its Subsidiaries now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings to enforce any Loan Document against Borrower or any Guarantor or to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

(b) If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or (ii) payments from Agent in excess of such Lender’s Pro Rata Share of all such distributions by Agent, such Lender promptly shall (A) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

15.13 Agency for Perfection. Agent hereby appoints each other Lender as its agent (and each Lender hereby accepts such appointment) for the purpose of perfecting the Agent’s Liens in assets which, in accordance with Article 8 or Article 9, as applicable, of the Code can be perfected by possession or control. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent’s request therefor shall deliver possession or control of such Collateral to Agent or in accordance with Agent’s instructions.

15.14 Payments by Agent to the Lenders. All payments to be made by Agent to the Lenders shall be made by bank wire transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, fees, or interest of the Obligations.

15.15 Concerning the Collateral and Related Loan Documents. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents. Each member of the Lender Group agrees that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

15.16 Audits and Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information. By becoming a party to this Agreement, each Lender:

(a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report respecting Borrower or its Subsidiaries (each a “Report” and collectively, “Reports”) prepared by or at the request of Agent, and Agent shall so furnish each Lender with such Reports,

(b) expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report,

(c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any audit or examination will inspect only specific information regarding Borrower and its Subsidiaries and will rely significantly upon Borrower’s and its Subsidiaries’ books and records, as well as on representations of Borrower’s personnel,

(d) agrees to keep all Reports and other material, non-public information regarding Borrower and its Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 17.9, and

(e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrower, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of Borrower, and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

In addition to the foregoing: (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by Borrower or its Subsidiaries to Agent that has not been contemporaneously provided by Borrower or such Subsidiary to such Lender, and, upon receipt of such request, Agent promptly shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from Borrower or its Subsidiaries, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender’s notice to Agent, whereupon Agent promptly shall request of Borrower the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from Borrower or such Subsidiary, Agent promptly shall provide a copy of same to such Lender, and (z) any time that Agent renders to Borrower a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender.

15.17 Several Obligations; No Liability. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 15.7, no member of the Lender Group shall have any liability for the acts of any other member of the Lender Group. No Lender shall be responsible to Borrower or any other Person for any failure by any other Lender to fulfill its obligations to make credit available hereunder, nor to advance for it or on its behalf in connection with its Commitment, nor to take any other action on its behalf hereunder or in connection with the financing contemplated herein.

16.	WITHHOLDING TAXES.

(a) All payments made by Borrower hereunder or under any note or other Loan Document will be made without setoff, counterclaim, or other defense. In addition, all such payments will be made free and clear of, and without deduction or withholding for, any present or future Taxes, and in the event any deduction or withholding of Taxes is required, Borrower shall comply with the next sentence of this Section 16(a). If any Taxes are so levied or imposed, Borrower agrees to pay the full amount of such Taxes and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement, any note, or Loan Document, including any amount paid pursuant to this Section 16(a) after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein; provided, however, that Borrower shall not be required to increase any such amounts if the increase in such amount payable results from Agent’s or such Lender’s own willful misconduct or gross negligence (as finally determined by a court of competent jurisdiction). Borrower will furnish to Agent as promptly as possible after the date the payment of any Tax is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by Borrower.

(b) Borrower agrees to pay any present or future stamp, value added or documentary taxes or any other excise or property taxes, charges, or similar levies that arise from any payment made hereunder or from the execution, delivery, performance, recordation, or filing of, or otherwise with respect to this Agreement or any other Loan Document.

(c) If a Lender or Participant is entitled to claim an exemption or reduction from United States withholding tax, such Lender or Participant agrees with and in favor of Agent, to deliver to Agent (or, in the case of a Participant, to the Lender granting the participation only) one of the following before receiving its first payment under this Agreement:

(i) if such Lender or Participant is entitled to claim an exemption from United States withholding tax pursuant to its portfolio interest exception, (A) a statement of the Lender or Participant, signed under penalty of perjury, that it is not a (I) a “bank” as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder of Borrower (within the meaning of Section 871(h)(3)(B) of the IRC), or (III) a controlled foreign corporation related to Borrower within the meaning of Section 864(d)(4) of the IRC, and (B) a properly completed and executed IRS Form W-8BEN or Form W-8IMY (with proper attachments);

(ii) if such Lender or Participant is entitled to claim an exemption from, or a reduction of, withholding tax under a United States tax treaty, a properly completed and executed copy of IRS Form W-8BEN;

(iii) if such Lender or Participant is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, a properly completed and executed copy of IRS Form W-8ECI;

(iv) if such Lender or Participant is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because such Lender or Participant serves as an intermediary, a properly completed and executed copy of IRS Form W-8IMY (with proper attachments); or

(v) a properly completed and executed copy of any other form or forms, including IRS Form W-9, as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding or backup withholding tax.

Each Lender or Participant shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and to promptly notify Agent (or, in the case of a Participant, to the Lender granting the participation only) of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

(d) If a Lender or Participant claims an exemption from withholding tax in a jurisdiction other than the United States, such Lender or such Participant agrees with and in favor of Agent, to deliver to Agent (or, in the case of a Participant, to the Lender granting the participation only) any such form or forms, as may be required under the laws of such jurisdiction as a condition to exemption from, or reduction of, foreign withholding or backup withholding tax before receiving its first payment under this Agreement, but only if such Lender or such Participant is legally able to deliver such forms, provided, however, that nothing in this Section 16(d) shall require a Lender or Participant to disclose any information that it deems to be confidential (including without limitation, its tax returns). Each Lender and each Participant shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and to promptly notify Agent (or, in the case of a Participant, to the Lender granting the participation only) of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

(e) If a Lender or Participant claims exemption from, or reduction of, withholding tax and such Lender or Participant sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrower to such Lender or Participant, such Lender or Participant agrees to notify Agent (or, in the case of a sale of a participation interest, to the Lender granting the participation only) of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrower to such Lender or Participant. To the extent of such percentage amount, Agent will treat such Lender’s or such Participant’s documentation provided pursuant to Section 16(c) or 16(d) as no longer valid. With respect to such percentage amount, such Participant or Assignee may provide new documentation, pursuant to Section 16(c) or 16(d), if applicable.

Borrower agrees that each Participant shall be entitled to the benefits of this Section 16 with respect to its participation in any portion of the Commitments and the Obligations so long as such Participant complies with the obligations set forth in this Section 16 with respect thereto.

(f) If a Lender or a Participant is entitled to a reduction in the applicable withholding tax, Agent (or, in the case of a Participant, to the Lender granting the participation) may withhold from any interest payment to such Lender or such Participant an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (c) or (d) of this Section 16 are not delivered to Agent (or, in the case of a Participant, to the Lender granting the participation), then Agent (or, in the case of a Participant, to the Lender granting the participation) may withhold from any interest payment to such Lender or such Participant not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

(g) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent (or, in the case of a Participant, to the Lender granting the participation) did not properly withhold tax from amounts paid to or for the account of any Lender or any Participant due to a failure on the part of the Lender or any Participant (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent (or such Participant failed to notify the Lender granting the participation) of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify and hold Agent harmless (or, in the case of a Participant, such Participant shall indemnify and hold the Lender granting the participation harmless) for all amounts paid, directly or indirectly, by Agent (or, in the case of a Participant, to the Lender granting the participation), as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent (or, in the case of a Participant, to the Lender granting the participation only) under this Section 16, together with all costs and expenses (including attorneys fees and expenses). The obligation of the Lenders and the Participants under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent.

(h) If Agent or a Lender reasonably determines that it has received a refund of any Taxes as to which it has been indemnified by Borrower or with respect to which Borrower has paid additional amounts pursuant to this Section 16, so long as no Default or Event of Default has occurred and is continuing, it shall pay over such refund to Borrower (but only to the extent of payments made, or additional amounts paid, by Borrower under this Section 16 with respect to Taxes giving rise to such a refund), net of all reasonable out-of-pocket expenses of Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such a refund); provided, that Borrower, upon the request of Agent or such Lender, agrees to repay the amount paid over to Borrower (plus any penalties, interest or other charges, imposed by the relevant Governmental Authority, other than such penalties, interest or other charges imposed as a result of the willful misconduct or gross negligence of Agent hereunder) to Agent or such Lender in the event Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything in this Credit Agreement to the contrary, this Section 16 shall not be construed to require Agent or any Lender to make available its tax returns (or any other information which it deems confidential) to Borrower or any other Person.

17.	GENERAL PROVISIONS.

17.1 Effectiveness. This Agreement shall be binding and deemed effective when executed by Borrower, Agent, and each Lender whose signature is provided for on the signature pages hereof.

17.2 Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

17.3 Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against the Lender Group or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

17.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

17.5 Bank Product Providers. Each Bank Product Provider shall be deemed a third party beneficiary hereof and of the provisions of the other Loan Documents for purposes of any reference in a Loan Document to the parties for whom Agent is acting; it being understood and agreed that the rights and benefits of such Bank Product Provider under the Loan Documents consist exclusively of such Bank Product Provider’s right to share in payments and collections out of the Collateral as more fully set forth herein. In connection with any such distribution of payments and collections, Agent shall be entitled to assume no amounts are due to any Bank Product Provider unless such Bank Product Provider has notified Agent in writing of the amount of any such liability owed to it prior to such distribution.

17.6 Debtor-Creditor Relationship. The relationship between the Lenders and Agent, on the one hand, and Borrower, on the other hand, is solely that of creditor and debtor. No member of the Lender Group has (or shall be deemed to have) any fiduciary relationship or duty to Borrower arising out of or in connection with the Loan Documents or the transactions contemplated thereby, and there is no agency or joint venture relationship between the members of the Lender Group, on the one hand, and Borrower, on the other hand, by virtue of any Loan Document or any transaction contemplated therein.

17.7 Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

17.8 Revival and Reinstatement of Obligations. If the incurrence or payment of the Obligations by Borrower or Guarantor or the transfer to the Lender Group of any property should for any reason subsequently be asserted, or declared, to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (each, a “Voidable Transfer”), and if the Lender Group is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group related thereto, the liability of Borrower or Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

17.9 Confidentiality.

(a) Agent and Lenders each individually (and not jointly or jointly and severally) agree that material, non-public information regarding Borrower and its Subsidiaries, their operations, assets, and existing and contemplated business plans shall be treated by Agent and the Lenders in a confidential manner, and shall not be disclosed by Agent and the Lenders to Persons who are not parties to this Agreement, except: (i) to attorneys for and other advisors, accountants, auditors, and consultants to any member of the Lender Group, (ii) to Subsidiaries and Affiliates of any member of the Lender Group (including the Bank Product

Providers), provided that any such Subsidiary or Affiliate shall have agreed to receive such information hereunder subject to the terms of this Section 17.9, (iii) as may be required by statute, decision, or judicial or administrative order, rule, or regulation, (iv) as may be agreed to in advance by Borrower in writing or as requested or required by any Governmental Authority pursuant to any subpoena or other legal process, (v) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by Agent or the Lenders), (vi) in connection with any assignment, participation or pledge of any Lender’s interest under this Agreement, provided that any such assignee, participant, or pledgee shall have agreed in writing to receive such information hereunder subject to the terms of this Section, (vii) in connection with any litigation or other adversary proceeding involving parties hereto which such litigation or adversary proceeding involves claims related to the rights or duties of such parties under this Agreement or the other Loan Documents, and (viii) in connection with the exercise of any secured creditor remedy under this Agreement or under any other Loan Document. The provisions of this Section 17.9(a) shall survive for 2 years after the payment in full of the Obligations.

(b) Anything in this Agreement to the contrary notwithstanding, Agent may provide information concerning the terms and conditions of this Agreement and the other Loan Documents to loan syndication and pricing reporting services.

17.10 Lender Group Expenses. Borrower agrees to pay any and all Lender Group Expenses promptly after demand therefor by Agent and agrees that its obligations contained in this Section 17.10 shall survive payment or satisfaction in full of all other Obligations.

17.11 USA PATRIOT Act. Each Lender that is subject to the requirements of the Patriot Act hereby notifies the Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act.

17.12 DESIGNATED SENIOR INDEBTEDNESS. THE INDEBTEDNESS EVIDENCED BY THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTES DESIGNATED SENIOR INDEBTEDNESS UNDER EACH OF THE 1.875% CONVERTIBLE NOTES INDENTURE AND THE 3.875% CONVERTIBLE NOTES INDENTURE.

17.13 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

POWERWAVE TECHNOLOGIES, INC., a Delaware corporation

By:
Title:

WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as Agent and as a Lender

By:
Title:

EXHIBIT A-1

FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT (“Assignment Agreement”) is entered into as of                      between                      (“Assignor”) and                      (“Assignee”). Reference is made to the Agreement described in Annex I hereto (the “Credit Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

1. In accordance with the terms and conditions of Section 13 of the Credit Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor’s rights and obligations under the Loan Documents as of the date hereof with respect to the Obligations owing to the Assignor, and Assignor’s portion of the Commitments, all to the extent specified on Annex I.

2. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, representations or warranties made in or in connection with the Loan Documents, or (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (d) represents and warrants that the amount set forth as the [Purchase Price] on Annex I represents the amount owed by Borrower to Assignor with respect to Assignor’s share of the [Assigned Amount of Advances] Advances assigned hereunder, as reflected on Assignor’s books and records.

3. The Assignee (a) confirms that it has received copies of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (b) agrees that it will, independently and without reliance upon Agent, Assignor, or any other Lender, based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents; (c) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; [and (e) attaches the properly completed and duly executed forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee’s status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.]

4. Following the execution of this Assignment Agreement by the Assignor and Assignee, the Assignor will deliver this Assignment Agreement to Agent for recording by Agent. The effective date of this Assignment (the “Settlement Date”) shall be the latest to occur of (a) the date of the execution and delivery hereof by the Assignor and the Assignee, (b) the receipt by Agent for its sole and separate account a processing fee in the amount of $3,500, (c) the receipt of any required consent of the Agent, and (d) the date specified as the Settlement Date in Annex I.

5. As of the Settlement Date (a) the Assignee shall be a party to the Credit Agreement and, to the extent of the interest assigned pursuant to this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents, and (b) the Assignor shall, to the extent of the interest assigned pursuant to this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents, provided, however, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender’s obligations under Article 15 and Article 16 of the Credit Agreement.

6. Upon the Settlement Date, Assignee shall pay to Assignor the Purchase Price (as set forth in Annex I). From and after the Settlement Date, Agent shall make all payments that are due and payable to the holder of the interest assigned hereunder (including payments of principal, interest, fees and other amounts) to Assignor for amounts which have accrued up to but excluding the Settlement Date and to Assignee for amounts which have accrued from and after the Settlement Date. On the Settlement Date, Assignor shall pay to Assignee an amount equal to the portion of any interest, fee, or any other charge that was paid to Assignor prior to the Settlement Date on account of the interest assigned hereunder and that are due and payable to Assignee with respect thereto, to the extent that such interest, fee or other charge relates to the period of time from and after the Settlement Date.

7. This Assignment Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Assignment Agreement may be executed and delivered by telecopier or other electronic means of transmission all with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

8. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement and Annex I hereto to be executed by their respective officers, as of the first date written above.

[NAME OF ASSIGNOR] as Assignor

By
Name:
Title:

[NAME OF ASSIGNEE] as Assignee

By
Name:
Title:

ACCEPTED THIS DAY OF WELLS FARGO FOOTHILL, LLC,
a Delaware limited liability company, as Agent

By
Name:
Title:

ANNEX FOR ASSIGNMENT AND ACCEPTANCE

ANNEX I

1.	Borrower: Powerwave Technologies, Inc.

2.	Name and Date of Credit Agreement:

Credit Agreement, dated as of April 3, 2009, by and among Borrower, the lenders from time to time a party thereto (the “Lenders”), Wells Fargo Foothill, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders

3.	Date of Assignment Agreement:

4.	Amounts:

	a.	Assigned Amount of Revolver Commitment	$

	b.	Assigned Amount of Advances	$

5.	Settlement Date:

6.	Purchase Price		$

7.	Notice and Payment Instructions, etc.

Assignee:	Assignor:

FORM OF BORROWING BASE CERTIFICATE

Wells Fargo Foothill, LLC, as Agent

2450 Colorado Avenue, Suite 3000 West

Santa Monica, CA 90404

Attn: Business Finance Division Manager

Fax No.: (310) 453-7413

The undersigned, Powerwave Technologies, Inc. (“Borrower”), pursuant to Schedule 5.2 of that certain Credit Agreement dated as of April 3, 2009 (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the “Credit Agreement”), entered into among Borrower, the lenders signatory thereto from time to time and Wells Fargo Foothill, LLC, a Delaware limited liability company as the arranger and administrative agent (in such capacity, together with its successors and assigns, if any, in such capacity, “Agent”), hereby certifies to Agent that the following items, calculated in accordance with the terms and definitions set forth in the Credit Agreement for such items are true and correct, and that Borrower is in compliance with and, after giving effect to any currently requested Advances, will be in compliance with, the terms, conditions, and provisions of the Credit Agreement.

All initially capitalized terms used in this Borrowing Base Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

[Remainder of page intentionally left blank.]

Effective Date of Calculation:

A.	Borrowing Base Calculation

	1.	Eligible Accounts

		a.	(i) 85% of Eligible Accounts[1]	$

			(ii) 85% of Eligible Foreign Accounts[2]	$

			(iii) the amount, if any, of the Dilution Reserve	$

			(iv) Item 1.a.(i) plus Item 1.a(ii) minus Item 1.a.(iii)	$

		b.	an amount equal to Borrower’s Collections with respect to Accounts for the immediately preceding 90 day period	$

		c.	The lesser of Items 1.a. and 1.b.		$

	2.	Reserves

		a.	Bank Products Reserve	$

		b.	the sum of the aggregate amount of reserves, if any, established by Agent under Section 2.1(b) of the Credit Agreement	$

		c.	Sum of Items 2.a. and 2.b.		$

	3.	Borrowing Base (Item 1.c. minus Item 2.c.):			$

[1]	See Annex A
[2]	See Annex B

	4.	Availability Calculation

		a.	(i)	Maximum Revolver Amount		$50,000,000

			(ii)	Letter of Credit Usage	$

			(iii)	outstanding Advances	$

			(iv)	Item 4.a.(i) minus Item 4.a.(ii) and Item 4.a.(iii)	$

		b.	(i)	Borrowing Base (from Item 1.c)	$

			(ii)	Letter of Credit Usage	$

			(iii)	outstanding Advances	$

			(iv)	Item 4.b.(i) minus Item 4.b.(ii) and Item 4.b.(iii)	$

		c.	lesser of Item 4.a. and 4.b.				$

B.	Letters of Credit Calculation

	1.	maximum Letter of Credit amount (from Section 2.11(a)(iii) of Credit Agreement						$30,000,000

	2.	L/Cs permitted under Borrowing Base

		a.	Borrowing Base (from Section A, Item 1.c)		$

		b.	Amount of current outstanding Advances		$

		c.	Item 2.a. minus Item 2.b.				$

	3.	L/Cs permitted under Maximum Revolver Amount

		a.	Maximum Revolver Amount		$

		b.	Amount of current outstanding Advances		$

		c.	Item 3.a. minus Item 3.b.				$

	4.	Letter of Credit Usage plus the amount of any proposed Letters of Credit					$

	5.	No L/C Availability if Item 4 is greater than Item 1, Item 2.c. or Item 3.c.					$

Additionally, the undersigned hereby certifies and represents and warrants to the Lender Group on behalf of Borrower that (i) as of the date hereof, each representation or warranty contained in or pursuant to any Loan Document, any agreement, instrument, certificate, document or other writing furnished at any time under or in connection with any Loan Document, and as of the effective date of any advance, continuation or conversion requested above is true and correct in all material respects (except to the extent any representation or warranty expressly related to an earlier date), (ii) each of the covenants and agreements contained in any Loan Document have been performed (to the extent required to be performed on or before the date hereof or each such effective date), (iii) no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur after giving effect to the request above, and (iv) all of the foregoing is true and correct as of the effective date of the calculations set forth above and that such calculations have been made in accordance with the requirements of the Credit Agreement.

POWERWAVE TECHNOLOGIES, INC., as Borrower

By:

Title:

Annex A

Accounts (other than Eligible Foreign Accounts) created by Borrower in the ordinary course arising out of Borrower’s sale of goods or rendition of services complying with each of the representations and warranties respecting Eligible Accounts made in the Loan Documents, calculated net of customer deposits and unapplied cash		$

less (without duplication)

Accounts that (i) the Account Debtor has failed to pay within 120 days of original invoice date, (ii) Accounts with selling terms of more than 90 days or (iii) are past due by more than (A) 60 days with respect to Accounts with selling terms of 60 days or less or (B) 30 days with respect to Accounts with selling terms of more than 60 days.

$

Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under the immediately preceding clause.	$

Accounts with respect to which the Account Debtor is an Affiliate of Borrower or an employee or agent of Borrower or any Affiliate of Borrower.	$

Accounts arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional.

$

Accounts that are not payable in Dollars or Euros.	$

Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any state thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (y) the Account is supported by an irrevocable letter of credit reasonably satisfactory to Agent (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and is directly drawable by Agent, or (z) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, reasonably satisfactory to Agent.

$

Accounts with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which Borrower has complied, to the reasonable satisfaction of Agent, with the Assignment of Claims Act, 31 USC § 3727), or (ii) any state of the United States.

$

Accounts with respect to which (i) the Account Debtor (or its Affiliates) is a creditor of Borrower, (ii) the Account Debtor (or its Affiliates) has or has asserted a right of setoff, (iii) Borrower or one of its Subsidiaries has agreed that the Account Debtor (or its Affiliates) has a right of setoff, or (iv) the Account Debtor (or its Affiliates) has disputed its obligation to pay all or any portion of the Account, to the extent of such claim, right of setoff, or dispute (as applicable).

$

Accounts with respect to an Account Debtor and its Affiliates (other than Nokia, Alcatel or Ericsson) whose total obligations owing to Borrower exceed 10% (such percentage, as applied to a particular Account Debtor and its Affiliates, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor or its Affiliates deteriorates) of the obligations in respect of all Eligible Accounts and Eligible Foreign Accounts, to the extent of the obligations owing by such Account Debtor and its Affiliates in excess of such percentage; provided, however, that, in each case, the amount of Eligible Accounts and Eligible Foreign Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts and Eligible Foreign Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit.

$

Accounts with respect to Nokia to the extent that the obligations owing by Nokia exceed 40% (such percentage, as applied to Nokia, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of Nokia deteriorates) of the obligations in respect of all Eligible Accounts and Eligible Foreign Accounts; provided, however, that the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts and Eligible Foreign Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit.

$

Accounts with respect to Alcatel to the extent that the obligations owing by Alcatel exceed the Alcatel Percentage (such percentage, as applied to Alcatel, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of Alcatel deteriorates) of the obligations in respect of all Eligible Accounts and Eligible Foreign Accounts; provided, however, that the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts and Eligible Foreign Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit.

$

Accounts with respect to Ericsson to the extent that the obligations owing by Ericsson exceed 20% (such percentage, as applied to Ericsson, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of Ericsson deteriorates) of the obligations in respect of all Eligible Accounts and Eligible Foreign Accounts; provided, however, that the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts and Eligible Foreign Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit.

$

Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor.

$

Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful by reason of the Account Debtor’s financial condition.	$

Accounts that are not subject to a valid and perfected first priority Agent’s Lien.	$

Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor.

$

Accounts with respect to which the Account Debtor (or its Affiliates) is a Sanctioned Person or Sanctioned Entity.	$

Accounts that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by Borrower of the subject contract for goods or services.	$

Total Excluded Accounts	$

Eligible Accounts (Total Accounts less Total Excluded Accounts):	$

Annex B

Accounts (other than Eligible Accounts) created in the ordinary course arising out of sale of goods or rendition of services complying with each of the representations and warranties respecting Eligible Foreign Accounts made in the Loan Documents, calculated net of customer deposits and unapplied cash		$

less (without duplication)

Accounts that (i) the Account Debtor has failed to pay within 120 days of original invoice date, (ii) Accounts with selling terms of more than 90 days or (iii) are past due by more than (A) 60 days with respect to Accounts with selling terms of 60 days or less or (B) 30 days with respect to Accounts with selling terms of more than 60 days.

$

Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under the immediately preceding clause.	$

Accounts with respect to which the Account Debtor is not an Eligible Foreign Account Debtor.	$

Accounts with respect to which the Account Debtor is an Affiliate of Borrower or an employee or agent of Borrower or any Affiliate of Borrower.	$

Accounts arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional.

$

Accounts that are not payable in Dollars, Euros or Pounds.	$

Accounts with respect to which the Account Debtor is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof.

$

Accounts with respect to which (i) the Account Debtor (or its Affiliates) is a creditor of Borrower, (ii) the Account Debtor (or its Affiliates) has or has asserted a right of setoff, (iii) Borrower or one of its Subsidiaries has agreed that the Account Debtor (or its Affiliates) has a right of setoff, or (iv) the Account Debtor (or its Affiliates) has disputed its obligation to pay all or any portion of the Account, to the extent of such claim, right of setoff, or dispute (as applicable).

$

Accounts with respect to an Account Debtor and its Affiliates (other than Nokia, Alcatel or Ericsson) whose total obligations owing to Borrower exceed 10% (such percentage, as applied to a particular Account Debtor and its Affiliates, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor or its Affiliates deteriorates) of the obligations in respect of all Eligible Accounts and Eligible Foreign Accounts, to the extent of the obligations owing by such Account Debtor and its Affiliates in excess of such percentage; provided, however, that, in each case, the amount of Eligible Foreign Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts and Eligible Foreign Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit.

$

Accounts with respect to Nokia to the extent that the obligations owing by Nokia exceed 40% (such percentage, as applied to Nokia, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of Nokia deteriorates) of the obligations in respect of all Eligible Accounts and Eligible Foreign Accounts; provided, however, that the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts and Eligible Foreign Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit.

$

Accounts with respect to Alcatel to the extent that the obligations owing by Alcatel exceed the Alcatel Percentage (such percentage, as applied to Alcatel, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of Alcatel deteriorates) of the obligations in respect of all Eligible Accounts and Eligible Foreign Accounts; provided, however, that the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts and Eligible Foreign Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit.

$

Accounts with respect to Ericsson to the extent that the obligations owing by Ericsson exceed 20% (such percentage, as applied to Ericsson, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of Ericsson deteriorates) of the obligations in respect of all Eligible Accounts and Eligible Foreign Accounts; provided, however, that the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts and Eligible Foreign Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit.

$

Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor.

$

Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful by reason of the Account Debtor’s financial condition.	$

Accounts that are not lawfully owned by Borrower or that are not subject to a valid and perfected first priority Agent’s Lien.	$

Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor.

$

Accounts with respect to which the Account Debtor (or its Affiliates) is a Sanctioned Person or Sanctioned Entity.	$

Accounts that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by Borrower of the subject contract for goods or services.	$

Total Excluded Accounts		$

Eligible Foreign Accounts (Total Accounts less Total Excluded Accounts):		$

EXHIBIT C-1

FORM OF COMPLIANCE CERTIFICATE

[on Borrower’s letterhead]

To:	Wells Fargo Foothill, LLC
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California 90404
Attn: Business Finance Division Manager

Re: Compliance Certificate dated

Ladies and Gentlemen:

Reference is made to that certain CREDIT AGREEMENT (the “Credit Agreement”) dated as of April 3, 2009, by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (“Agent”), and POWERWAVE TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”.) Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

Pursuant to Schedule 5.1 of the Credit Agreement, the undersigned officer of Borrower hereby certifies that:

1. The financial information of Borrower and its Subsidiaries furnished in Schedule 1 attached hereto, has been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes), and fairly presents in all material respects the financial condition of Borrower and its Subsidiaries.

2. Such officer has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Borrower and its Subsidiaries during the accounting period covered by the financial statements delivered pursuant to Schedule 5.1 of the Credit Agreement.

3. Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action Borrower and its Subsidiaries have taken, are taking, or propose to take with respect thereto.

4. The representations and warranties of Borrower and its Subsidiaries set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent they relate to a specified date), except as set forth on Schedule 3 attached hereto.

5. Borrower and its Subsidiaries are in compliance with the applicable covenants contained in Section 7 of the Credit Agreement as demonstrated on Schedule 4 hereof.

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this             day of             ,             .

POWERWAVE TECHNOLOGIES, INC.

By:
Name:
Title:

SCHEDULE 1

Financial Information

SCHEDULE 2

Default or Event of Default

SCHEDULE 3

Representations and Warranties

SCHEDULE 4

Financial Covenants

1.	Minimum EBITDA.

Borrower’s EBITDA, measured on a month-end basis, for the month period ending             ,             is $            , which amount [is/is not] greater than or equal to the amount set forth in Section 7(a) of the Credit Agreement for the corresponding period.1

2.	Capital Expenditures.

Borrower’s Capital Expenditures from the beginning of Borrower’s most recent Fiscal Year to the date hereof is             , (i) which [is/is not] greater than or equal to the amount set forth in Section 7(b) of the Credit Agreement for the corresponding period and which [is/is not] less than or equal to the amount set forth in Section 7(b) of the Credit Agreement for the corresponding period.

[1]	Tested only from and after the occurrence of a Financial Covenant Triggering Event.

EXHIBIT L-1

FORM OF LIBOR NOTICE

Wells Fargo Foothill, LLC as Agent

under the below referenced Credit Agreement

2450 Colorado Avenue

Suite 3000 West

Santa Monica, California 90404

Ladies and Gentlemen:

Reference hereby is made to that certain Credit Agreement, dated as of April 3, 2009 (the “Credit Agreement”), among Powerwave Technologies, Inc., a Delaware corporation (“Borrower”), the lenders signatory thereto (the “Lenders”), and Wells Fargo Foothill, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (“Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

This LIBOR Notice represents Borrower’s request to elect the LIBOR Option with respect to outstanding Advances in the amount of $            (the “LIBOR Rate Advance”)[, and is a written confirmation of the telephonic notice of such election given to Agent].

The LIBOR Rate Advance will have an Interest Period of [1], [2], [3] month(s) commencing on                     .

This LIBOR Notice further confirms Borrower’s acceptance, for purposes of determining the rate of interest based on the LIBOR Rate under the Credit Agreement, of the LIBOR Rate as determined pursuant to the Credit Agreement.

Borrower represents and warrants that (i) as of the date hereof, each representation or warranty contained in or pursuant to any Loan Document or any agreement, instrument, certificate, document or other writing furnished at any time under or in connection with any Loan Document, and as of the effective date of any advance, continuation or conversion requested above, is true and correct in all material respects (except to the extent any representation or warranty expressly related to an earlier date), (ii) each of the covenants and agreements contained in any Loan Document have been performed (to the extent required to be performed on or before the date hereof or each such effective date), and (iii) no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur after giving effect to the request above.

Wells Fargo Foothill, LLC, as Agent

Dated:

POWERWAVE TECHNOLOGIES, INC., a Delaware corporation, as Borrower

By
Name:
Title:

Acknowledged by:

WELLS FARGO FOOTHILL, LLC,
a Delaware limited liability company, as Agent

By:
Name:
Title:

Schedule A-1

Agent’s Account

An account at a bank designated by Agent from time to time as the account into which Borrower shall make all payments to Agent for the benefit of the Lender Group and into which the Lender Group shall make all payments to Agent under this Agreement and the other Loan Documents; unless and until Agent notifies Borrower and the Lender Group to the contrary, Agent’s Account shall be that certain deposit account bearing account number 4121617864 and maintained by Agent with Wells Fargo Bank, N.A., San Francisco, CA, ABA #121-000-248.

Schedule A-2

Authorized Persons

Ronald Buschur, President and CEO

Kevin Michaels, CFO

Marvin MaGee, Chief Operating Officer

Tom Spaeth, VP, Treasurer

Dan Della Flora, VP, Finance

Perry Tarnofsky, VP, Legal Affairs

Schedule C-1

Commitments

Lender	Revolver Commitment	Total Commitment
Wells Fargo Foothill, LLC	$50,000,000	$50,000,000
All Lenders	$50,000,000	$50,000,000

Schedule D-1

Designated Account

Deutsche Bank Trust Company Americas

Account Number 00-413-956

ABA 021001033

60 Wall Street

New York, NY 10005

Schedule F-1

Eligible Foreign Account Debtors

Motorola, Inc.

Deutsche Telecom

Celestica, Inc.

Flextronics International Ltd.

Jabil Circuit Inc.

Sprint Nextel Corp.

France Telecom S.A. (Orange)

O2 Micro International Ltd.

Samsung Electronics Co. Ltd.

Siemans AG

T-Mobile

Tyco Electronics Ltd.

Vodafone Group plc.

Schedule P-1

Permitted Investments

None.

Schedule P-2

Permitted Liens

Borrower has outstanding the following letters of credit that are secured by cash collateral:

Bank	LC Amount	Cash Collateral
Comerica	$350,000	$600,291
Comerica	$75,000	$160,000
Comerica	€20,000	$31,244
Bank of America	€250,000	$450,802
Bank of America	€800,000	$1,200,000
Deutsche Bank	$22,788	$26,730
Deutsche Bank	€445,000	€449,710

Schedule S-1

Sales Support Service Agreements

Sales Support Agreement effective November 3, 2008 between Powerwave Technologies, Inc. and Powerwave Asia, Inc., Dubai Branch.

Sales Support Agreement effective November 3, 2008 between Powerwave Technologies, Inc. and Powerwave UK Ltd.

Sales Support Agreement effective November 3, 2008 between Powerwave Technologies, Inc. and Powerwave Technologies Sweden AB.

Sales Support Agreement effective November 3, 2008 between Powerwave Technologies, Inc. and Powerwave Technologies Singapore Pte.

Sales Support Agreement effective November 3, 2008 between Powerwave Technologies, Inc. and Powerwave Technologies Germany GMBH

Sales Support Agreement effective November 3, 2008 between Powerwave Technologies, Inc. and Powerwave Technologies France SAS

Schedule 1.1

Definitions

As used in the Agreement, the following terms shall have the following definitions:

“1.875% Convertible Notes” means the 1.875% Convertible Subordinated Notes due 2024 issued pursuant to the 1.875% Convertible Notes Indenture.

“1.875% Convertible Notes Indenture” means the Indenture dated as of November 10, 2004 by and among Borrower and Deutsche Bank Trust Company Americas, a New York banking corporation, as Trustee.

“1.875% Convertible Notes Documents” means the 1.875% Convertible Notes, the 1.875% Convertible Notes Indenture, and the agreements, documents and instruments executed in connection therewith.

“3.875% Convertible Notes” means the 3.875% Convertible Subordinated Notes due 2027 issued pursuant to the 3.875% Convertible Notes Indenture.

“3.875% Convertible Notes Indenture” means the Indenture dated as of September 24, 2007 by and among Borrower and Deutsche Bank Trust Company Americas, a New York banking corporation, as Trustee.

“3.875% Convertible Notes Documents” means the 3.875% Convertible Notes, the 3.875% Convertible Notes Indenture, and the agreements, documents and instruments executed in connection therewith.

“Account” means an account (as that term is defined in the Code).

“Account Charge Agreement” means a borrower charge respecting bank account numbers 029658300888 and 029658300030 at Deutsche Bank AG, London branch, in form and substance satisfactory to Agent.

“Account Debtor” means any Person who is obligated on an Account, chattel paper, or a general intangible.

“ACH Transactions” means any cash management or related services (including the Automated Clearing House processing of electronic fund transfers through the direct Federal Reserve Fedline system) provided by a Bank Product Provider for the account of Borrower or its Subsidiaries.

“Additional Documents” has the meaning specified therefor in Section 5.12 of the Agreement.

“Advances” has the meaning specified therefor in Section 2.1(a) of the Agreement.

“Affected Lender” has the meaning specified therefor in Section 2.13(b) of the Agreement.

“Affiliate” means, as applied to any Person, any other Person who controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means the possession, directly or indirectly through one or more intermediaries, of the power to direct the management and policies of a Person, whether through the ownership of Stock, by contract, or otherwise; provided, however, that, for purposes of the definitions of Eligible Accounts, Eligible Foreign Accounts, and Section

6.12 of the Agreement: (a) any Person which owns directly or indirectly 10% or more of the Stock having ordinary voting power for the election of directors or other members of the governing body of a Person or 10% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed an Affiliate of such Person, (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person, and (c) each partnership in which a Person is a general partner shall be deemed an Affiliate of such Person.

“Agent” has the meaning specified therefor in the preamble to the Agreement.

“Agent-Related Persons” means Agent, together with its Affiliates, officers, directors, employees, attorneys, and agents.

“Agent’s Account” means the Deposit Account of Agent identified on Schedule A-1.

“Agent’s Liens” means the Liens granted by Borrower or its Subsidiaries to Agent under the Loan Documents.

“Agreement” means the Credit Agreement to which this Schedule 1.1 is attached.

“Alcatel” means Compagnie Financière Alcatel-Lucent, a company organized under the laws of France and its Affiliates.

“Alcatel Percentage” means (a) during the period from the Closing Date through and including June 30, 2009, 30%, (b) during the period from July 1, 2009 through and including September 30, 2009, 20%, (c) during the period from October 1, 2009 through and including March 31, 2010, 15%, and (c) from and after April 1, 2010, 10%.

“Application Event” means the occurrence of (a) a failure by Borrower to repay all of the Obligations on the Maturity Date, or (b) an Event of Default and the election by the Agent or the Required Lenders to require that payments and proceeds of Collateral be applied pursuant to Section 2.4(b)(ii) of the Agreement.

“Approved Increase” has the meaning specified therefor in Section 2.14(a) of the Agreement.

“Assignee” has the meaning specified therefor in Section 13.1(a) of the Agreement.

“Assignment and Acceptance” means an Assignment and Acceptance Agreement substantially in the form of Exhibit A-1.

“Authorized Person” means any one of the individuals identified on Schedule A-2.

“Availability” means, as of any date of determination, the amount that Borrower is entitled to borrow as Advances under Section 2.1 of the Agreement (after giving effect to all then outstanding Obligations (other than Bank Product Obligations)).

“Average Availability” means, with respect to any period, the sum of the aggregate amount of Availability for each Business Day in such period (calculated as of the end of each respective Business Day) divided by the number of Business Days in such period.

“Bank Product” means any financial accommodation extended to Borrower or its Subsidiaries by a Bank Product Provider (other than pursuant to the Agreement) including: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH Transactions, (f) cash management, including controlled disbursement, accounts or services, or (g) transactions under Hedge Agreements.

“Bank Product Agreements” means those agreements entered into from time to time by Borrower or its Subsidiaries with a Bank Product Provider in connection with the obtaining of any of the Bank Products.

“Bank Product Collateralization” means providing cash collateral (pursuant to documentation reasonably satisfactory to Agent) to be held by Agent for the benefit of the Bank Product Providers in an amount determined by Agent as sufficient to satisfy the reasonably estimated credit exposure with respect to the then existing Bank Products.

“Bank Product Obligations” means (a) all obligations, liabilities, reimbursement obligations, fees, or expenses owing by Borrower or its Subsidiaries to any Bank Product Provider pursuant to or evidenced by a Bank Product Agreement and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and (b) all amounts that Borrower or its Subsidiaries are obligated to reimburse to Agent or any member of the Lender Group as a result of Agent or such member of the Lender Group purchasing participations from, or executing guarantees or indemnities or reimbursement obligations to, a Bank Product Provider with respect to the Bank Products provided by such Bank Product Provider to Borrower or its Subsidiaries.

“Bank Product Provider” means Wells Fargo or any of its Affiliates.

“Bank Product Reserve” means, as of any date of determination, the amount of reserves that Agent has established (based upon the Bank Product Providers’ reasonable determination of the credit exposure of Borrower and its Subsidiaries in respect of Bank Products) in respect of Bank Products then provided or outstanding.

“Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time.

“Base LIBOR Rate” means the greater of (a) 1.50 percent per annum, and (b) the rate per annum rate appearing on Bloomberg L.P.’s (the “Service”) Page BBAM1/(Official BBA USD Dollar Libor Fixings) (or on any successor or substitute page of such Service, or any successor to or substitute for such Service) 2 Business Days prior to the commencement of the requested Interest Period, for a term and in an amount comparable to the Interest Period and the amount of the LIBOR Rate Loan requested (whether as an initial LIBOR Rate Loan or as a continuation of a LIBOR Rate Loan or as a conversion of a Base Rate Loan to a LIBOR Rate Loan) by Borrower in accordance with the Agreement, which determination shall be conclusive in the absence of manifest error.

“Base Rate” means the greatest of (a) 3.25 percent per annum, (b) the Federal Funds Rate plus  1/2%, (c) the rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its “prime rate”, with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate, and (d) the Base LIBOR Rate (for an interest period of 1 month, which shall be determined on a daily basis).

“Base Rate Loan” means the portion of the Advances that bears interest at a rate determined by reference to the Base Rate.

“Benefit Plan” means a “defined benefit plan” (as defined in Section 3(35) of ERISA) for which Borrower or any of its Subsidiaries or ERISA Affiliates has been an “employer” (as defined in Section 3(5) of ERISA) within the past six years.

“Board of Directors” means the board of directors (or comparable managers) of Borrower or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers).

“Borrower” has the meaning specified therefor in the preamble to the Agreement.

“Borrowing” means a borrowing hereunder consisting of Advances made on the same day by the Lenders (or Agent on behalf thereof), or by Swing Lender in the case of a Swing Loan, or by Agent in the case of a Protective Advance.

“Borrowing Base” means, as of any date of determination, the result of:

(a) the lesser of

(i) (A) 85% of the amount of Eligible Accounts, plus (B) 85% of the amount of Eligible Foreign Accounts, less (C) the amount, if any, of the Dilution Reserve, and

(ii) an amount equal to Borrower’s Collections with respect to Accounts for the immediately preceding 90 day period, minus

(b) the sum of (i) the Bank Product Reserve, and (ii) the aggregate amount of reserves, if any, established by Agent under Section 2.1(c) of the Agreement.

“Borrowing Base Certificate” means a certificate in the form of Exhibit B-1.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the state of California, except that, if a determination of a Business Day shall relate to a LIBOR Rate Loan, the term “Business Day” also shall exclude any day on which banks are closed for dealings in Dollar deposits in the London interbank market.

“Capital Expenditures” means, with respect to any Person for any period, the aggregate of all expenditures by such Person and its Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed.

“Capitalized Lease Obligation” means that portion of the obligations under a Capital Lease that is required to be capitalized in accordance with GAAP.

“Capital Lease” means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

“Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances maturing within 1 year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000, (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States or any state thereof so long as the amount maintained with any such other bank is less than or equal to $100,000 and is insured by the Federal Deposit Insurance Corporation, (f) repurchase obligations of any commercial bank satisfying the requirements of clause (d) of this definition or recognized securities dealer having combined capital and surplus of not less than $250,000,000, having a term of not more than seven days, with respect to securities satisfying the criteria in clauses (a) or (d) above, (g) debt securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the criteria described in clause (d) above, and (h) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (g) above.

“CFC” means a controlled foreign corporation (as that term is defined in the IRC).

“Change of Control” means that:

(a) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), becomes the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of 40%, or more, of the Stock of Borrower having the right to vote for the election of members of the Board of Directors,

(b) a majority of the members of the Board of Directors do not constitute Continuing Directors,

(c) a “Change in Control” (as defined in the 1.875% Convertible Notes Indenture) occurs, or

(d) a “Change in Control” (as defined in the 3.875% Convertible Notes Indenture) occurs.

“Closing Date” means the date of the making of the initial Advance (or other extension of credit) hereunder.

“Code” means the California Uniform Commercial Code, as in effect from time to time.

“Collateral” means all assets and interests in assets and proceeds thereof now owned or hereafter acquired by Borrower or its Subsidiaries in or upon which a Lien is granted by such Person in favor of Agent or the Lenders under any of the Loan Documents.

“Collateral Access Agreement” means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in Borrower’s or its Subsidiaries’ books and records, Equipment, or Inventory, in each case, in form and substance reasonably satisfactory to Agent.

“Collections” means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, cash proceeds of asset sales, rental proceeds, and tax refunds).

“Commitment” means, with respect to each Lender, its Commitment, and, with respect to all Lenders, their Commitments, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C-1 or in the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1 of the Agreement.

“Compliance Certificate” means a certificate substantially in the form of Exhibit C-1 delivered by the chief financial officer of Borrower to Agent.

“Continuing Director” means (a) any member of the Board of Directors who was a director (or comparable manager) of Parent on the Closing Date, and (b) any individual who becomes a member of the Board of Directors after the Closing Date if such individual was approved, appointed or nominated for election to the Board of Directors by either the Permitted Holders or a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Parent and whose initial assumption of office resulted from such contest or the settlement thereof.

“Control Agreement” means a control agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by Borrower or one of its Subsidiaries, Agent, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).

“Controlled Account Agreement” has the meaning specified therefor in the Security Agreement.

“Convertible Notes Documents” means the 1.875% Convertible Notes Documents and the 3.875% Convertible Notes Documents.

“Convertible Notes Redemption” means the optional redemption of the 1.875% Convertible Notes or the 3.875% Convertible Notes by Borrower so long as: (a) such redemption is permitted by applicable law and the 1.875% Convertible Notes Indenture or the 3.875% Convertible Notes Indenture (as applicable), (b) no Default or Event of Default shall have occurred and be continuing or would result therefrom, and (c) Availability both before and immediately after giving effect thereto is greater than $20,000,000.

“Copyright Security Agreement” has the meaning specified therefor in the Security Agreement.

“Daily Balance” means, as of any date of determination and with respect to any Obligation, the amount of such Obligation owed at the end of such day.

“Default” means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

“Defaulting Lender” means any Lender that fails to make any Advance (or other extension of credit) that it is required to make hereunder on the date that it is required to do so hereunder.

“Defaulting Lender Rate” means (a) for the first 3 days from and after the date the relevant payment is due, the Base Rate, and (b) thereafter, the interest rate then applicable to Advances that are Base Rate Loans (inclusive of the Margin applicable thereto).

“Deposit Account” means any deposit account (as that term is defined in the Code).

“Designated Account” means the Deposit Account of Borrower identified on Schedule D-1.

“Designated Account Bank” has the meaning specified therefor in Schedule D-1.

“Designated Senior Indebtedness” has the meaning specified therefor in the 1.875% Convertible Notes Indenture and the meaning specified therefor 3.875% Convertible Notes Indenture.

“Dilution” means, as of any date of determination, a percentage, based upon the experience of the immediately prior 90 consecutive days, that is the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to Borrower’s Accounts during such period, by (b) Borrower’s billings with respect to Accounts during such period.

“Dilution Reserve” means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts and Eligible Foreign Accounts by 1 percentage point for each percentage point by which Dilution is in excess of 5%.

“Dollars” or “$” means United States dollars.

“Domestic Letter of Credit Usage” means, as of any date of determination, the aggregate undrawn amount of all outstanding Underlying Letters of Credit that are payable in Dollars.

“EBITDA” means, with respect to any fiscal period, determined on a consolidated basis in accordance with GAAP, Borrower’s consolidated net earnings (or loss) for such period, minus, extraordinary gains, foreign currency translation gains, and interest income for such period, plus, (a) non-cash extraordinary losses, non-cash restructuring charges, and non-cash impairment charges for such period, (b) interest expense for such period, (c) income taxes for such period, (d) depreciation and amortization for such period, (e) non-cash stock compensation charges for such period, (f) cash restructuring charges for the fiscal year 2009 in an aggregate amount not to exceed $3,000,000, and (g) foreign currency translation losses for such period.

“Eligible Accounts” means those Accounts (other than Eligible Foreign Accounts) created by Borrower in the ordinary course of its business, that arise out of Borrower’s sale of goods or rendition of services, that comply with each of the representations and warranties respecting Eligible Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, however, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any audit performed by Agent from time to time after the Closing Date; provided further that Agent will endeavor to give prompt notice of any revisions to such criteria made by Agent, but Agent’s failure to give such notice will not impact the revisions to such criteria. In determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits and unapplied cash. Eligible Accounts shall not include the following:

(a) Accounts that (i) the Account Debtor has failed to pay within 120 days of original invoice date, (iii) have selling terms of more than 90 days, or (iii) are past due by more than (A) 60 days with respect to Accounts with selling terms of 60 days or less, or (B) 30 days with respect to Accounts with selling terms of more than 60 days,

(b) Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above,

(c) Accounts with respect to which the Account Debtor is an Affiliate of Borrower or an employee or agent of Borrower or any Affiliate of Borrower,

(d) Accounts arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional,

(e) Accounts that are not payable in Dollars or Euros,

(f) Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States, (ii) is not organized under the laws of the United States or any state thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (y) the Account is supported by an irrevocable letter of credit reasonably satisfactory to Agent (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and is directly drawable by Agent, or (z) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, reasonably satisfactory to Agent,

(g) Accounts with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which Borrower has complied, to the reasonable satisfaction of Agent, with the Assignment of Claims Act, 31 USC §3727), or (ii) any state of the United States,

(h) Accounts with respect to which (i) the Account Debtor (or its Affiliates) is a creditor of Borrower, (ii) the Account Debtor (or its Affiliates) has or has asserted a right of setoff, (iii) Borrower or one of its Subsidiaries has agreed that the Account Debtor (or its Affiliates) has a right of setoff, or (iv) the Account Debtor (or its Affiliates) has disputed its obligation to pay all or any portion of the Account, in each case, to the extent of such claim, right of setoff, or dispute (as applicable),

(i) Accounts with respect to an Account Debtor (other than Nokia, Alcatel, or Ericsson) and its Affiliates whose total obligations owing to Borrower exceed 10% (such percentage, as applied to a particular Account Debtor and its Affiliates, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor or its Affiliates deteriorates) of the obligations in respect of all Eligible Accounts and Eligible Foreign Accounts, to the extent of the obligations owing by such Account Debtor and its Affiliates in excess of such percentage; provided, however, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts and Eligible Foreign Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,

(j) Accounts with respect to Nokia to the extent that the obligations owing by Nokia exceed 40% (such percentage, as applied to Nokia, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of Nokia deteriorates) of the obligations in respect of all Eligible Accounts and Eligible Foreign Accounts; provided, however, that the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts and Eligible Foreign Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,

(k) Accounts with respect to Alcatel to the extent that the obligations owing by Alcatel exceed the Alcatel Percentage (such percentage, as applied to Alcatel, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of Alcatel deteriorates) of the obligations in respect of all Eligible Accounts and Eligible Foreign Accounts; provided, however, that the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts and Eligible Foreign Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,

(l) Accounts with respect to Ericsson to the extent that the obligations owing by Ericsson exceed 20% (such percentage, as applied to Ericsson, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of Ericsson deteriorates) of the obligations in respect of all Eligible Accounts and Eligible Foreign Accounts; provided, however, that the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts and Eligible Foreign Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,

(m) Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor,

(n) Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful by reason of the Account Debtor’s financial condition,

(o) Accounts that are not subject to a valid and perfected first priority Agent’s Lien,

(p) Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor,

(q) Accounts with respect to which the Account Debtor (or its Affiliates) is a Sanctioned Person or Sanctioned Entity, or

(r) Accounts that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by Borrower of the subject contract for goods or services.

“Eligible Foreign Account Debtors” means (a) Alcatel, (b) Nokia, so long as it or its parent company is rated at ‘BBB’ or higher by S&P or Moody’s, (c) Ericsson, so long as it or its parent company is rated at ‘BBB’ or higher by S&P or Moody’s, and (d) those Account Debtors listed on Schedule F-1 attached hereto.

“Eligible Foreign Accounts” means those Accounts (other than Eligible Accounts) created by Borrower in the ordinary course of its business, that comply with each of the representations and warranties respecting Eligible Foreign Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, however, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any audit performed by Agent from time to time after the Closing Date; provided further that Agent will endeavor to give prompt notice of any revisions to such criteria made by Agent, but Agent’s failure to give such notice will not impact the revisions to such criteria. In determining the amount to be included, Eligible Foreign Accounts shall be calculated net of customer deposits and unapplied cash. Eligible Foreign Accounts shall not include the following:

(a) Accounts that (i) the Account Debtor has failed to pay within 120 days of original invoice date, (iii) have selling terms of more than 90 days, or (iii) are past due by more than (i) 60 days with respect to Accounts with selling terms of 60 days or less, or (ii) 30 days with respect to Accounts with selling terms of more than 60 days,

(b) Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above,

(c) Accounts with respect to which the Account Debtor is not an Eligible Foreign Account Debtor,

(d) Accounts with respect to which the Account Debtor is an Affiliate of Borrower or an employee or agent of Borrower or any Affiliate of Borrower,

(e) Accounts arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional,

(f) Accounts that are not payable in Dollars, Euros or Pounds,

(g) Accounts with respect to which the Account Debtor is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof,

(h) Accounts with respect to which (i) the Account Debtor (or its Affiliates) is a creditor of Borrower, (ii) the Account Debtor (or its Affiliates) has or has asserted a right of setoff, (iii) Borrower or one of its Subsidiaries has agreed that the Account Debtor (or its Affiliates) has a right of setoff, or (iv) the Account Debtor (or its Affiliates) has disputed its obligation to pay all or any portion of the Account, in each case, to the extent of such claim, right of setoff, or dispute (as applicable),

(i) Accounts with respect to an Account Debtor (other than Nokia, Alcatel, or Ericsson) and its Affiliates whose total obligations owing to Borrower exceed 10% (such percentage, as applied to a particular Account Debtor and its Affiliates, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor or its Affiliates deteriorates) of the obligations in respect of all Eligible Accounts and Eligible Foreign Accounts, to the extent of the obligations owing by such Account Debtor and its Affiliates in excess of such percentage; provided, however, that, in each case, the amount of Eligible Foreign Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts and Eligible Foreign Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,

(j) Accounts with respect to Nokia to the extent that the obligations owing by Nokia exceed 40% (such percentage, as applied to Nokia, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of Nokia deteriorates) of the obligations in respect of all Eligible Accounts and Eligible Foreign Accounts; provided, however, that the amount of Eligible Foreign Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts and Eligible Foreign Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,

(k) Accounts with respect to Alcatel to the extent that the obligations owing by Alcatel exceed the Alcatel Percentage (such percentage, as applied to Alcatel, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of Alcatel deteriorates) of the obligations in respect of all Eligible Accounts and Eligible Foreign Accounts; provided, however, that the amount of Eligible Foreign Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts and Eligible Foreign Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,

(l) Accounts with respect to Ericsson to the extent that the obligations owing by Ericsson exceed 20% (such percentage, as applied to Ericsson, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of Ericsson deteriorates) of the obligations in respect of all Eligible Accounts and Eligible Foreign Accounts; provided, however, that the amount of Eligible Foreign Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts and Eligible Foreign Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,

(m) Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor,

(n) Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful by reason of the Account Debtor’s financial condition,

(o) Accounts that are not lawfully owned by Borrower or that are not subject to a valid and perfected first priority Agent’s Lien,

(p) Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor,

(q) Accounts with respect to which the Account Debtor (or its Affiliates) is a Sanctioned Person or Sanctioned Entity, or

(r) Accounts that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by Borrower of the subject contract for goods or services.

“Environmental Action” means any written complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other written communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials from (a) any assets, properties, or businesses of any Borrower, any Subsidiary of a Borrower, or any of their predecessors in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by any Borrower, any Subsidiary of a Borrower, or any of their predecessors in interest.

“Environmental Law” means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, in each case, to the extent binding on Borrower or its Subsidiaries, relating to the environment, the effect of the environment on employee health, or Hazardous Materials, in each case as amended from time to time.

“Environmental Liabilities” means all liabilities, monetary obligations, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, or Remedial Action required, by any Governmental Authority or any third party, and which relate to any Environmental Action.

“Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities.

“Equipment” means equipment (as that term is defined in the Code).

“Ericsson” means Ericsson AB, a limited liability company organized under the laws of Sweden and its Affiliates.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto.

“ERISA Affiliate” means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower or its Subsidiaries under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower or its Subsidiaries under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which Borrower or any of its Subsidiaries is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with Borrower or any of its Subsidiaries and whose employees are aggregated with the employees of Borrower or its Subsidiaries under IRC Section 414(o).

“Euro” means the euro referred to in Council Regulation (EC) No. 1103/97 dated June 17, 1997, passed by the Council of the European Union, or, if different, the then lawful currency of the member states of the European Union that participate in the third stage of Economic and Monetary Union.

“Event of Default” has the meaning specified therefor in Section 8 of the Agreement.

“Excess Availability” means, as of any date of determination, the amount equal to Availability minus the aggregate amount, if any, of all trade payables of Borrower and its Subsidiaries aged in excess of historical levels with respect thereto and all book overdrafts of Borrower and its Subsidiaries in excess of historical practices with respect thereto, in each case as determined by Agent in its Permitted Discretion.

“Exchange Rate” means the nominal rate of exchange (vis-à-vis any currency other than Dollars) for Dollars announced from time to time, within Wells Fargo at its principal office in San Francisco, expressed as the number of Dollars for each unit of such other currency.

“Excess Real Property” means Borrower’s or its Subsidiaries’ (a) facilities owned in fee and located at 1801 East Street, Andrew Place, Santa Ana, CA, 31901 Comtek Lane, Salisbury, MD, and Takatie 6, 90440, Kempele, Finland, and (ii) real property owned in fee and located at #5 West Road, Special Export Processing Zone, Light Industry and Science Park, Cabuyao, Laguna, Philippines, and 14 and 16 Ampere Street, SEP2, Light Industry and Science Park of the Philippines I, Cabuyao, Laguna, Philippines.

“Excess Real Property Event of Default” means an Event of Default under Section 8.1, 8.2(a) (with respect to Borrower’s or its Subsidiaries’ failure to comply with Section 5.1, 5.2, 5.3, or 5.6, any of Sections 6.1 – 6.17, or Section 7 of the Agreement), 8.4, 8.5, 8.6, 8.10, or 8.11.

“Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time.

“Existing Lender” means Deutsche Bank AG, New York branch.

“Fee Letter” means that certain fee letter between Borrower and Agent, in form and substance reasonably satisfactory to Agent.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by it.

“Financial Covenant Period” means a period which shall commence on any date (the “Commencement Date”) on which Availability is less than $20,000,000 and shall continue until the later of:

(a) the date that is the last day of the second full fiscal quarter after the Commencement Date, and

(b) the last day of the fiscal quarter in which Average Availability for a period of 90 consecutive days after the Commencement Date is greater than or equal to $20,000,000.

“Flow of Funds Agreement” means a flow of funds agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by Borrower and Agent.

“Foreign Lender” shall mean any Lender or Participant that is not a United States person within the meaning of IRC section 7701(a)(30).

“Foreign Letter of Credit Usage” means, as of any date of determination, the aggregate undrawn amount of all outstanding Underlying Letters of Credit that are payable in a currency other than Dollars, calculated as if such Underlying Letters of Credit are payable in Dollars based on the Exchange Rate as of such date of determination.

“Funding Date” means the date on which a Borrowing occurs.

“Funding Losses” has the meaning specified therefor in Section 2.12(b)(ii) of the Agreement.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

“Governing Documents” means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person.

“Governmental Authority” means any federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

“Hazardous Materials” means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as “hazardous substances,” “hazardous materials,” “hazardous wastes,” “toxic substances,” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or “EP toxicity”, (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

“Hedge Agreement” means any and all agreements or documents now existing or hereafter entered into by Borrower or any of its Subsidiaries that provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Borrower’s or any of its Subsidiaries’ exposure to fluctuations in interest or exchange rates, loan, credit exchange, security, or currency valuations or commodity prices.

“Holdout Lender” has the meaning specified therefor in Section 14.2(a) of the Agreement.

“Hong Kong Deposit Account” means Borrower’s Deposit Account with account number 605583417019 maintained with Bank of America in Hong Kong.

“Inactive Subsidiaries” means Powerwave Asia, Inc., a Delaware corporation and Powerwave Europe, Inc., a Delaware corporation.

“Increase Effective Date” has the meaning specified therefor in Section 2.14(a) of the Agreement.

“Increase Joinder” has the meaning specified therefor in Section 2.14(b) of the Agreement.

“Indebtedness” means (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, or other financial products, (c) all obligations as a lessee under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of a Person or its Subsidiaries, irrespective of whether such obligation or liability is assumed, (e) all obligations to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and repayable in accordance with customary trade practices), (f) all obligations owing under Hedge Agreements (which amount shall be calculated based on the amount that would be payable by such Person if the Hedge Agreement were terminated on the date of determination), and (g) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of clauses (a) through (f) above. For purposes of this definition, (i) the amount of any Indebtedness represented by a guaranty or other similar instrument shall be the lesser of the principal amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Indebtedness, and (ii) the amount of any Indebtedness described in clause (d) above shall be the lower of the amount of the obligation and the fair market value of the assets securing such obligation.

“Indemnified Liabilities” has the meaning specified therefor in Section 10.3 of the Agreement.

“Indemnified Person” has the meaning specified therefor in Section 10.3 of the Agreement.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state, federal or foreign bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Interest Period” means, with respect to each LIBOR Rate Loan, a period commencing on the date of the making of such LIBOR Rate Loan (or the continuation of a LIBOR Rate Loan or the conversion of a Base Rate Loan to a LIBOR Rate Loan) and ending 1, 2, or 3 months thereafter; provided, however, that (a) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended (subject to clauses (c)-(e) below) to the next succeeding Business Day, (b) interest shall accrue at the applicable rate based upon the LIBOR Rate from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (c) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (d) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 2, or 3 months after the date on which the Interest Period began, as applicable, and (e) Borrower may not elect an Interest Period which will end after the Maturity Date.

“Inventory” means inventory (as that term is defined in the Code).

“Investment” means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts arising in the ordinary course of business consistent with past practice), or acquisitions of Indebtedness, Stock, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

“IRC” means the Internal Revenue Code of 1986, as in effect from time to time.

“Issuing Lender” means WFF or any other Lender that, at the request of Borrower and with the consent of Agent, agrees, in such Lender’s sole discretion, to become an Issuing Lender for the purpose of issuing L/Cs or L/C Undertakings pursuant to Section 2.11 of the Agreement.

“L/C” has the meaning specified therefor in Section 2.11(a) of the Agreement.

“L/C Disbursement” means a payment made by the Issuing Lender pursuant to a Letter of Credit.

“L/C Undertaking” has the meaning specified therefor in Section 2.11(a) of the Agreement.

“Lender” and “Lenders” have the respective meanings set forth in the preamble to the Agreement, and shall include any other Person made a party to the Agreement in accordance with the provisions of Section 13.1 of the Agreement.

“Lender Group” means, individually and collectively, each of the Lenders (including the Issuing Lender) and Agent.

“Lender Group Expenses” means all (a) costs or expenses (including taxes, and insurance premiums) required to be paid by Borrower or its Subsidiaries under any of the Loan Documents that are paid, advanced, or incurred by the Lender Group, (b) out-of-pocket fees or charges paid or incurred by Agent in connection with the Lender Group’s transactions with Borrower or its Subsidiaries under any of the Loan Documents, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic collateral appraisals or business valuations to the extent of the fees and charges (and up to the amount of any limitation) contained in the Agreement or the Fee Letter), real estate surveys, real estate title policies and endorsements, and environmental audits, (c) out-of-pocket costs and expenses incurred by Agent in the disbursement of funds to Borrowers or other members of the Lender Group (by wire transfer or otherwise), (d) out-of-pocket charges paid or incurred by Agent resulting from the dishonor of checks payable by or to Borrower, (e) reasonable out-of-pocket costs and expenses paid or incurred by the Lender Group to correct any default or enforce any provision of the Loan Documents, or during the continuance of an Event of Default, in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (f) reasonable out-of-pocket audit fees and expenses (including travel, meals, and lodging) of Agent related to any inspections or audits to the extent of the fees and charges (and up to the amount of any limitation) contained in the Agreement or the Fee Letter, (g) reasonable out-of-pocket costs and expenses of third party claims or any other suit paid or incurred by the Lender Group in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or the Lender Group’s relationship with Borrower or any of its Subsidiaries, (h) Agent’s reasonable costs and expenses (including reasonable attorneys fees) incurred in advising, structuring, drafting, reviewing, administering (including travel, meals, and lodging), syndicating, or amending the Loan Documents, and (i) Agent’s and each Lender’s reasonable costs and expenses (including reasonable attorneys, accountants, consultants, and other advisors fees and expenses) incurred in terminating, enforcing (including attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a “workout,” a “restructuring,” or an Insolvency Proceeding concerning Borrower or any of its Subsidiaries or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral.

“Lender-Related Person” means, with respect to any Lender, such Lender, together with such Lender’s Affiliates, officers, directors, employees, attorneys, and agents.

“Letter of Credit” means an L/C or an L/C Undertaking, as the context requires.

“Letter of Credit Collateralization” means either (a) providing cash collateral (pursuant to documentation reasonably satisfactory to Agent, including provisions that specify that the Letter of Credit fee set forth in the Agreement will continue to accrue while the Letters of Credit are outstanding) to be held by Agent for the benefit of those Lenders with a Commitment in an amount equal to the sum of 105% of the then existing Domestic Letter of Credit Usage plus 115% of the then existing Foreign Letter of Credit Usage, (b)

causing the Underlying Letters of Credit to be returned to the Issuing Lender, or (c) providing Agent with a standby letter of credit, in form and substance reasonably satisfactory to Agent, from a commercial bank acceptable to the Agent (in its sole discretion) in an equal to the sum of 105% of the then existing Domestic Letter of Credit Usage plus 115% of the then existing Foreign Letter of Credit Usage (it being understood that the Letter of Credit fee set forth in the Agreement will continue to accrue while the Letters of Credit are outstanding and that any such fee that accrues must be an amount that can be drawn under any such standby letter of credit).

“Letter of Credit Usage” means, as of any date of determination, the sum of the Domestic Letter of Credit Usage and the Foreign Letter of Credit Usage.

“LIBOR Deadline” has the meaning specified therefor in Section 2.12(b)(i) of the Agreement.

“LIBOR Notice” means a written notice in the form of Exhibit L-1.

“LIBOR Option” has the meaning specified therefor in Section 2.12(a) of the Agreement.

“LIBOR Rate” means, for each Interest Period for each LIBOR Rate Loan, the rate per annum determined by Agent by dividing (a) the Base LIBOR Rate for such Interest Period, by (b) 100% minus the Reserve Percentage. The LIBOR Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

“LIBOR Rate Loan” means each portion of an Advance that bears interest at a rate determined by reference to the LIBOR Rate.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or other), security interest, or other security arrangement and any other preference, priority, or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing.

“Loan Account” has the meaning specified therefor in Section 2.9 of the Agreement.

“Loan Documents” means the Agreement, the Account Charge Agreement, the Bank Product Agreements, any Borrowing Base Certificate, the Controlled Account Agreements, the Control Agreements, the Copyright Security Agreement, the Fee Letter, the Flow of Funds Agreement, any Guaranty, any Intercompany Subordination Agreement, the Letters of Credit, the Mortgages, the Patent Security Agreement, the Security Agreement, the Trademark Security Agreement, any note or notes executed by Borrower in connection with the Agreement and payable to a member of the Lender Group, and any other agreement entered into, now or in the future, by Borrower or any of its Subsidiaries and the Lender Group in connection with the Agreement.

“Margin” means, as of any date of determination, the applicable margin set forth in the following table that corresponds to the Average Availability of Borrower for the most recent fiscal quarter as calculated by Agent; provided, however, that for the period from the Closing Date through and including June 30, 2009, the Margin shall be set at the margin in the row styled “Level I”; provided, further, however, that any time an Event of Default has occurred and is continuing, the Margin shall be set at the margin in the row styled “Level III”:

Level	Average Availability	Margin
I	≥ $33,335,000	3.50 percentage points

II	< $33,335,000 but ≥ $16,665,000	3.75 percentage points

III	< $16,665,000	4.00 percentage points

The Margin shall be calculated as of the end of each fiscal quarter and, except as set forth in the foregoing provisos, shall be re-determined quarterly on the first day of each quarter.

“Margin Stock” as defined in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

“Material Adverse Change” means (a) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrower and its Subsidiaries, taken as a whole, (b) a material impairment of Borrower’s and its Subsidiaries ability to perform their obligations under the Loan Documents to which they are parties or of the Lender Group’s ability to enforce the Obligations or realize upon the Collateral, or (c) a material impairment of the enforceability or priority of the Agent’s Liens with respect to the Collateral as a result of an action or failure to act on the part of Borrower or its Subsidiaries.

“Material Contract” means, with respect to any Person, any contract or agreement of the type described in Item 601(b)(10) of Regulation S-K of the Securities Act (regardless of whether or not such Item is applicable to such Person).

“Maturity Date” means August 15, 2011.

“Maximum Revolver Amount” means $50,000,000, increased by the amount of increases in the commitments made in accordance with Section 2.14 of the Agreement, and decreased by the amount of reductions in the Commitments made in accordance with Section 2.4(c) of the Agreement.

“Moody’s” has the meaning specified therefor in the definition of Cash Equivalents.

“Mortgage Policy” has the meaning specified therefor in Schedule 3.1(v).

“Mortgages” means, individually and collectively, one or more mortgages, deeds of trust, or deeds to secure debt, executed and delivered by Borrower or its Subsidiaries in favor of Agent, in form and substance reasonably satisfactory to Agent, that encumber the Real Property Collateral.

“Nokia” means Nokia Siemens Network, a company organized under the laws of Finland and its Affiliates.

“Obligations” means (a) all loans, Advances, debts, principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), contingent reimbursement obligations with respect to outstanding Letters of Credit, premiums, liabilities (including all amounts charged to the Loan Account pursuant to the Agreement), obligations (including indemnification obligations), fees (including the fees provided for in the Fee Letter), Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), guaranties, covenants, and duties of any kind and description owing by Borrower to the Lender Group pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all other expenses or other amounts that Borrower is required to pay or reimburse by the Loan Documents or by law or otherwise in connection with the Loan Documents, and (b) all Bank Product Obligations. Any reference in the

Agreement or in the Loan Documents to the Obligations shall include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Originating Lender” has the meaning specified therefor in Section 13.1(e) of the Agreement.

“Overadvance” has the meaning specified therefor in Section 2.5 of the Agreement.

“Participant” has the meaning specified therefor in Section 13.1(e) of the Agreement.

“Patent Security Agreement” has the meaning specified therefor in the Security Agreement.

“Patriot Act” has the meaning specified therefor in Section 4.18 of the Agreement.

“Payoff Date” means the first date on which all of the Obligations are paid in full and the Commitments of the Lenders are terminated.

“Permitted Convertible Notes Refinancing” means a refinancing of the Indebtedness in respect of the 1.875% Convertible Notes or the 3.875% Convertible Notes (including Indebtedness incurred by Borrower for purposes of such refinancing, whether by the same or a different group of lenders or purchasers) so long as:

(a) the terms and conditions of such refinancing do not, in Agent’s reasonable judgment, materially impair the prospects of repayment of the Obligations by Borrower or materially impair Borrower’s creditworthiness,

(b) such refinancing does not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended,

(c) the refinancing Indebtedness does not mature, or contain any provision permitting the holders thereof to require the redemption, repurchase or prepayment thereof, prior to (i) with respect to a refinancing of the Indebtedness in respect of the 1.875% Convertible Notes, November 15, 2011, or (ii) with respect to a refinancing of in respect of the 3.875% Convertible Notes, May 15, 2012,

(e) the terms and conditions of the refinancing must be subordinated in right of payment to the Obligations on terms and conditions reasonably satisfactory to Agent, and

(f) the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended.

“Permitted Discretion” means a determination made in the exercise of reasonable (from the perspective of a secured lender) business judgment.

“Permitted Dispositions” means:

(a) sales, abandonment, or other dispositions of Equipment that is substantially worn, damaged, or obsolete in the ordinary course of business,

(b) sales of Inventory to buyers in the ordinary course of business,

(c) the use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of the Agreement or the other Loan Documents,

(d) the licensing, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business,

(e) the licensing, on an exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights by Borrower’s Subsidiaries to Borrower in the ordinary course of business,

(f) the granting of Permitted Liens,

(f) the sale or discount, in each case without recourse, of Accounts arising in the ordinary course of business, but only in connection with the compromise or collection thereof,

(g) any involuntary loss, damage or destruction of property,

(h) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property,

(i) the leasing or subleasing of assets of Borrower or its Subsidiaries in the ordinary course of business,

(j) the sale or issuance of Stock (other than Prohibited Preferred Stock) of Borrower,

(k) the lapse of registered patents, trademarks and other intellectual property of Borrower and its Subsidiaries to the extent not economically desirable in the conduct of their business and so long as such lapse is not materially adverse to the interests of the Lenders,

(l) so long as either (i) no Excess Real Property Event of Default has occurred and is continuing or would result therefrom, or (ii) if an Excess Real Property Event of Default has occurred and is continuing or would result therefrom, Revolver Usage is zero both immediately before and immediately after giving effect thereto, the sale or disposition of any of the Excess Real Property; and

(m) dispositions of assets (other than Accounts, intellectual property, licenses, Stock of Subsidiaries of Borrower, or Material Contracts) not otherwise permitted in clauses (a) through (l) above so long as made at fair market value and the aggregate fair market value of all assets disposed of in all such dispositions since the Closing Date (including the proposed disposition) would not exceed $1,000,000.

“Permitted Indebtedness” means:

(a) Indebtedness evidenced by this Agreement and the other Loan Documents, together with Indebtedness owed to Underlying Issuers with respect to Underlying Letters of Credit,

(b) Indebtedness set forth on Schedule 4.19 and any Refinancing Indebtedness in respect of such Indebtedness (other than Indebtedness in respect of the 1.875% Convertible Notes and the 3.875% Convertible Notes, which are covered in clauses (l) and (m) below),

(c) Permitted Purchase Money Indebtedness and any Refinancing Indebtedness in respect of such Indebtedness,

(d) endorsement of instruments or other payment items for deposit,

(e) Indebtedness consisting of (i) unsecured guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantee and similar obligations; (ii) unsecured guarantees arising with respect to customary indemnification obligations to purchasers in connection with Permitted Dispositions; and (iii) unsecured guarantees with respect to Indebtedness of Borrower or one of its Subsidiaries, to the extent that the Person that is obligated under such guaranty could have incurred such underlying Indebtedness,

(f) Indebtedness incurred in the ordinary course of business under performance, surety, statutory, and appeal bonds,

(g) Indebtedness owed to any Person providing property, casualty, liability, or other insurance to Borrower or any of its Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year,

(h) the incurrence by Borrower or its Subsidiaries of Indebtedness under Hedging Agreements that are incurred for the bona fide purpose of hedging the interest rate or foreign currency risk associated with Borrower’s and its Subsidiaries’ operations and not for speculative purposes,

(i) unsecured Indebtedness incurred in respect of netting services, overdraft protection, and other like services, in each case, incurred in the ordinary course of business,

(j) unsecured Indebtedness of Borrower owing to former employees, officers, or directors (or any spouses, ex-spouses, or estates of any of the foregoing) incurred in connection with the repurchase by Borrower of the Stock of Borrower that has been issued to such Persons, so long as (i) no Default or Event of Default has occurred and is continuing or would result from the incurrence of such Indebtedness, (ii) the aggregate amount of all such Indebtedness outstanding at any one time does not exceed $1,000,000, and (iii) such Indebtedness is subordinated to the Obligations on terms and conditions reasonably acceptable to Agent,

(k) Indebtedness composing Permitted Investments,

(l) Indebtedness in respect of the 1.875% Convertible Notes in an aggregate principal amount not to exceed $157,000,000 less the aggregate principal amount of the 1.875% Convertible Notes that are the subject of a Convertible Notes Redemption after the Closing Date, and any Permitted Convertible Notes Refinancing in respect of such Indebtedness,

(m) Indebtedness in respect of the 3.875% Convertible Notes in an aggregate principal amount not to exceed $150,000,000 less the aggregate principal amount of the 3.875% Convertible Notes that are the subject of a Convertible Notes Redemption after the Closing Date, and any Permitted Convertible Notes Refinancing in respect of such Indebtedness,

(n) mortgage financing with respect to the Excess Real Property so long as, (i) at the time of incurring such Indebtedness, either (A) no Excess Real Property Event of Default has occurred and is continuing or would immediately result therefrom, or (B) if an Excess Real Property Event of Default has occurred and is continuing or would immediately result therefrom, Revolver Usage is equal to zero both immediately before and immediately after giving effect thereto, (ii) such Indebtedness is incurred to (A) refinance the Indebtedness evidenced by the 1.875% Convertible Notes or the Indebtedness evidenced by the 3.875% Convertible Notes (in each case, to the extent such refinancing constitutes a Permitted Convertible Note Refinancing hereunder), or (B) create liquidity for Borrower and its Subsidiaries, (iii) such Indebtedness does not mature prior to May 15, 2012, and (iv) such Indebtedness is subordinated in right of payment to the Obligations on terms and conditions reasonably satisfactory to Agent, and

(o) Indebtedness in respect of letters of credit in an aggregate face amount not to exceed $5,000,000.

“Permitted Intercompany Advances” means loans made by Borrower to any of its Subsidiaries in the ordinary course of business for purposes of funding such Subsidiaries’ operating expenses so long as (i) no Event of Default has occurred and is continuing or would result therefrom, and (ii) Borrower has Excess Availability of $20,000,000 or greater immediately after giving effect to each such loan.

“Permitted Investments” means:

(a) Investments in cash and Cash Equivalents,

(b) Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business,

(c) advances made in connection with purchases of goods or services in the ordinary course of business,

(d) Investments received in settlement of amounts due to Borrower or any of its Subsidiaries effected in the ordinary course of business or owing to Borrower or any of its Subsidiaries as a result of Insolvency Proceedings involving an Account Debtor or upon the foreclosure or enforcement of any Lien in favor of Borrower or its Subsidiaries,

(e) Investments owned by Borrower or any of its Subsidiaries on the Closing Date and set forth on Schedule P-1,

(f) guarantees permitted under the definition of Permitted Indebtedness,

(g) Permitted Intercompany Advances,

(h) Stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to Borrower or its Subsidiaries (in bankruptcy of customers or suppliers or otherwise outside the ordinary course of business) or as security for any such Indebtedness or claims,

(i) deposits of cash made in the ordinary course of business to secure performance of operating leases,

(j) non-cash loans to employees, officers, and directors of Borrower or any of its Subsidiaries for the purpose of purchasing Stock in Borrower so long as the proceeds of such loans are used in their entirety to purchase such stock in Borrower, and

(k) so long as no Event of Default has occurred and is continuing or would result therefrom, any other Investments in an aggregate amount not to exceed $10,000,000 during the term of the Agreement.

“Permitted Liens” means

(a) Liens held by Agent to secure the Obligations,

(b) Liens for unpaid taxes, assessments, or other governmental charges or levies that either (i) are not yet delinquent, or (ii) do not have priority over Agent’s Liens and the underlying taxes, assessments, or charges or levies are the subject of Permitted Protests,

(c) judgment Liens arising solely as a result of the existence of judgments, orders, or awards that do not constitute an Event of Default under Section 8.3 of the Agreement,

(d) Liens set forth on Schedule P-2, provided that any such Lien only secures the Indebtedness that it secures on the Closing Date and any Refinancing Indebtedness in respect thereof,

(e) the interests of lessors under operating leases and non-exclusive licensors under license agreements,

(f) purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as (i) such Lien attaches only to the asset purchased or acquired and the proceeds thereof, and (ii) such Lien only secures the Indebtedness that was incurred to acquire the asset purchased or acquired or any Refinancing Indebtedness in respect thereof,

(g) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests,

(h) Liens on amounts deposited in connection with obtaining worker’s compensation or other unemployment insurance,

(i) Liens on amounts deposited in connection with the making or entering into of bids, tenders, or leases in the ordinary course of business and not in connection with the borrowing of money,

(j) Liens on amounts deposited as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business,

(k) with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof,

(l) non-exclusive licenses of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business,

(m) Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is the subject of permitted Refinancing Indebtedness and so long as the replacement Liens only encumber those assets that secured the original Indebtedness,

(n) rights of setoff or bankers’ liens upon deposits of cash in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such deposit accounts in the ordinary course of business,

(o) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under the definition of Permitted Indebtedness,

(p) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods,

(q) Liens on the Excess Real Property securing the Indebtedness permitted pursuant to clause (n) of the definition of Permitted Indebtedness,

(r) deposits and pledges of cash securing Indebtedness permitted pursuant to clause (o) of the definition of Permitted Indebtedness,

(s) Liens securing Indebtedness incurred in connection with a Permitted Convertible Notes Refinancing so long as (i) such Liens are subordinated to Agent’s Liens pursuant to an intercreditor agreement that is in form and substance satisfactory to Agent, and (ii) the amount of cash interest paid and to be paid on such Indebtedness does not exceed the amount of cash interest that Borrower would have been required to pay, on and after the date of incurrence of such Indebtedness, on the Indebtedness that was refinanced, and

(t) other Liens which do not secure Indebtedness for borrowed money or letters of credit and as to which the aggregate amount of the obligations secured thereby does not exceed $250,000.

“Permitted Protest” means the right of Borrower or any of its Subsidiaries to protest any Lien (other than any Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on Borrower’s or its Subsidiaries’ books and records in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by Borrower or its Subsidiary, as applicable, in good faith, and (c) Agent is satisfied in its discretion that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Agent’s Liens.

“Permitted Purchase Money Indebtedness” means, as of any date of determination, Purchase Money Indebtedness incurred after the Closing Date in an aggregate principal amount outstanding at any one time not in excess of $500,000.

“Permitted Preferred Stock” means and refers to any Preferred Stock that is not Prohibited Preferred Stock that is issued by Borrower and the proceeds of which are used solely to repurchase or redeem the 1.875% Convertible Notes or the 3.875% Convertible Notes in connection with a transaction that is permitted under the Agreement.

“Person” means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

“Post-Increase Revolver Lenders” has the meaning specified therefor in Section 2.14(c) of the Agreement.

“Pounds” means United Kingdom pounds sterling (symbol “£”).

“Powerwave Cognition” means Powerwave Cognition, Inc., a Delaware corporation.

“Pre-Increase Revolver Lenders” has the meaning specified therefor in Section 2.14(c) of the Agreement.

“Preferred Stock” means, as applied to the Stock of any Person, the Stock of any class or classes (however designated) that is preferred with respect to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Stock of any other class of such Person.

“Prohibited Preferred Stock” means any Preferred Stock that by its terms is mandatorily redeemable or subject to any other mandatory payment obligation (other than any mandatory obligation to pay (a) dividends in cash to the extent permitted under the Agreement, (b) dividends of shares of Preferred Stock of the same class and series payable in kind, or (c) dividends of shares of common Stock) on or before May 15,

2012, or, on or before May 15, 2012, is redeemable at the option of the holder thereof for cash or assets or securities (other than distributions in kind of shares of Preferred Stock of the same class and series or of shares of common stock).

“Projections” means Borrower’s forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a basis consistent with Borrower’s historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

“Pro Rata Share” means, as of any date of determination:

(a) with respect to a Lender’s obligation to make Advances and right to receive payments of principal, interest, fees, costs, and expenses with respect thereto, (i) prior to the Commitments being terminated or reduced to zero, the percentage obtained by dividing (y) such Lender’s Commitment, by (z) the aggregate Commitments of all Lenders, and (ii) from and after the time that the Commitments have been terminated or reduced to zero, the percentage obtained by dividing (y) the outstanding principal amount of such Lender’s Advances by (z) the outstanding principal amount of all Advances,

(b) with respect to a Lender’s obligation to participate in Letters of Credit, to reimburse the Issuing Lender, and right to receive payments of fees with respect thereto, (i) prior to the Commitments being terminated or reduced to zero, the percentage obtained by dividing (y) such Lender’s Commitment, by (z) the aggregate Commitments of all Lenders, and (ii) from and after the time that the Commitments have been terminated or reduced to zero, the percentage obtained by dividing (y) the outstanding principal amount of such Lender’s Advances by (z) the outstanding principal amount of all Advances, and

(c) with respect to all other matters as to a particular Lender (including the indemnification obligations arising under Section 15.7 of the Agreement), the percentage obtained by dividing (i) such Lender’s Commitment, by (ii) the aggregate amount of Commitments of all Lenders; provided, however, that in the event the Commitments have been terminated or reduced to zero, Pro Rata Share under this clause shall be the percentage obtained by dividing (A) the outstanding principal amount of such Lender’s Advances plus such Lender’s ratable portion of the Risk Participation Liability with respect to outstanding Letters of Credit, by (B) the outstanding principal amount of all Advances plus the aggregate amount of the Risk Participation Liability with respect to outstanding Letters of Credit.

“Protective Advances” has the meaning specified therefor in Section 2.3(d)(i) of the Agreement.

“Purchase Money Indebtedness” means Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred at the time of, or within 20 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

“Qualified Cash” means, as of any date of determination, the amount of unrestricted cash and Cash Equivalents of Borrower and its Subsidiaries that is in Deposit Accounts or in Securities Accounts, or any combination thereof, and which such Deposit Account or Securities Account is the subject of a Control Agreement and is maintained by a branch office of the bank or securities intermediary located within the United States.

“Real Property” means any estates or interests in real property now owned or hereafter acquired by Borrower or its Subsidiaries and the improvements thereto.

“Real Property Collateral” means any Real Property hereafter acquired by Borrower or its Subsidiaries with a fair market value of at least $1,000,000 and owned in fee by Borrower or its Subsidiaries.

“Record” means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.

“Refinancing Indebtedness” means refinancings, renewals, or extensions of Indebtedness so long as:

(a) the terms and conditions of such refinancings, renewals, or extensions do not, in Agent’s reasonable judgment, materially impair the prospects of repayment of the Obligations by Borrower or materially impair Borrower’s creditworthiness,

(b) such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended,

(c) such refinancings, renewals, or extensions do not result in an increase in the interest rate with respect to the Indebtedness so refinanced, renewed, or extended,

(d) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are materially more burdensome or restrictive to Borrower,

(e) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension must include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness, and

(f) the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended.

“Related Fund” means, with respect to any Lender that is an investment fund, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Remedial Action” means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) restore or reclaim natural resources or the environment, (d) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (e) conduct any other actions with respect to Hazardous Materials authorized by Environmental Laws.

“Replacement Lender” has the meaning specified therefor in Section 2.13(b) of the Agreement.

“Report” has the meaning specified therefor in Section 15.16 of the Agreement.

“Required Availability” means that the sum of (a) Excess Availability, plus (b) Qualified Cash exceeds $50,000,000.

“Required Lenders” means, at any time, Lenders whose aggregate Pro Rata Shares (calculated under clause (c) of the definition of Pro Rata Shares) exceed 50%; provided, however, that at any time there are 2 or more Lenders, “Required Lenders” must include at least 2 Lenders.

“Reserve Percentage” means, on any day, for any Lender, the maximum percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor Governmental Authority) for determining the reserve requirements (including any basic, supplemental, marginal, or emergency reserves) that are in effect on such date with respect to eurocurrency funding (currently referred to as “eurocurrency liabilities”) of that Lender, but so long as such Lender is not required or directed under applicable regulations to maintain such reserves, the Reserve Percentage shall be zero.

“Revolver Usage” means, as of any date of determination, the sum of (a) the amount of outstanding Advances, plus (b) the amount of the Letter of Credit Usage.

“Risk Participation Liability” means, as to each Letter of Credit, all reimbursement obligations of Borrower to the Issuing Lender with respect to such Letter of Credit, including (a) the contingent reimbursement obligations of Borrower with respect to the amounts available to be drawn or which may become available to be drawn under the Underlying Letters of Credit, (b) all amounts that have been paid by the Issuing Lender to the Underlying Issuer to the extent not reimbursed by Borrower, whether by the making of an Advance or otherwise, and (c) all accrued and unpaid interest, fees, and expenses payable with respect thereto.

“Sales Support Services Agreements” means the agreements identified on Schedule S-1.

“Sanctioned Entity” means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, (d) a Person resident in or determined to be resident in a country, in each case, that is subject to a country sanctions program administered and enforced by OFAC.

“Sanctioned Person” means a person named on the list of Specially Designated Nationals maintained by OFAC.

“SEC” means the United States Securities and Exchange Commission and any successor thereto.

“Securities Account” means a securities account (as that term is defined in the Code).

“Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute.

“Security Agreement” means a security agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by Borrower and Guarantors to Agent.

“Senior Indebtedness” has the meaning specified therefor in the 1.875% Convertible Notes Indenture and the meaning specified therefor 3.875% Convertible Notes Indenture.

“Settlement” has the meaning specified therefor in Section 2.3(e)(i) of the Agreement.

“Settlement Date” has the meaning specified therefor in Section 2.3(e)(i) of the Agreement.

“Solvent” means, with respect to any Person on a particular date, that, at fair valuations, the sum of such Person’s assets is greater than all of such Person’s debts.

“S&P” has the meaning specified therefor in the definition of Cash Equivalents.

“Stock” means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

“Subsidiary” of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

“Subsidiary Service Provider” has the meaning specified therefor in Section 4.24(b) of the Agreement.

“Swing Lender” means WFF or any other Lender that, at the request of Borrower and with the consent of Agent agrees, in such Lender’s sole discretion, to become the Swing Lender under Section 2.3(b) of the Agreement.

“Swing Loan” has the meaning specified therefor in Section 2.3(b) of the Agreement.

“Taxes” shall mean, any taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments and all interest, penalties or similar liabilities with respect thereto; provided that Taxes shall exclude (i) any tax imposed on the net income or net profits of any Lender or any Participant (including any branch profits taxes), in each case imposed by the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Lender or such Participant is organized or the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Lender’s or such Participant’s principal office is located in each case as a result of a present or former connection between such Lender or such Participant and the jurisdiction or taxing authority imposing the tax (other than any such connection arising solely from such Lender or such Participant having executed, delivered or performed its obligations or received payment under, or enforced its rights or remedies under the Agreement or any other Loan Document); (ii) taxes resulting from a Lender’s or a Participant’s failure to comply with the requirements of Section 16(c) or (d) of the Agreement, and (iii) any United States federal withholding taxes that would be imposed on amounts payable to a Foreign Lender based upon the applicable withholding rate in effect at the time such Foreign Lender becomes a party to the Agreement (or designates a new lending office), except that Taxes shall include (A) any amount that such Foreign Lender (or its assignor, if any) was previously entitled to receive pursuant to Section 16(a) of the Agreement, if any, with respect to such withholding tax at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), and (B) additional United States federal withholding taxes that may be imposed after the time such Foreign Lender becomes a party to the Agreement (or designates a new lending office), as a result of a change in law, rule, regulation, order or other decision with respect to any of the foregoing by any Governmental Authority.

“Trademark Security Agreement” has the meaning specified therefor in the Security Agreement.

“Underlying Issuer” means a third Person which is the beneficiary of an L/C Undertaking and which has issued a letter of credit at the request of the Issuing Lender for the benefit of Borrower.

“Underlying Letter of Credit” means a letter of credit that has been issued by an Underlying Issuer.

“United States” means the United States of America.

“Voidable Transfer” has the meaning specified therefor in Section 17.8 of the Agreement.

“Wells Fargo” means Wells Fargo Bank, National Association, a national banking association.

“WFF” means Wells Fargo Foothill, LLC, a Delaware limited liability company.

Schedule 3.1

Conditions Precedent

The obligation of each Lender to make its initial extension of credit provided for in the Agreement is subject to the fulfillment, to the satisfaction of each Lender (the making of such initial extension of credit by any Lender being conclusively deemed to be its satisfaction or waiver of the following), of each of the following conditions precedent:

(a) the Closing Date shall occur on or before April 15, 2009;

(b) Agent shall have received a letter duly executed by Borrower authorizing Agent to file appropriate financing statements in such office or offices as may be necessary or, in the opinion of Agent, desirable to perfect the security interests to be created by the Loan Documents;

(c) Agent shall have received evidence that appropriate financing statements have been duly filed in such office or offices as may be necessary or, in the opinion of Agent, desirable to perfect the Agent’s Liens in and to the Collateral, and Agent shall have received searches reflecting the filing of all such financing statements;

(d) Agent shall have received each of the following documents, in form and substance satisfactory to Agent, duly executed, and each such document shall be in full force and effect:

(i) the Controlled Account Agreements (as defined in the Security Agreement),

(ii) the Security Agreement,

(iii) the Flow of Funds Agreement,

(iv) the Fee Letter,

(v) the Patent Security Agreement,

(vi) the Trademark Security Agreement, and

(vii) a letter, in form and substance satisfactory to Agent, from Existing Lender to Agent respecting the amount necessary to repay in full all of the obligations of Borrower and its Subsidiaries owing to Existing Lender and obtain a release of all of the Liens existing in favor of Existing Lender in and to the assets of Borrower and its Subsidiaries, together with termination statements and other documentation evidencing the termination by Existing Lender of its Liens in and to the properties and assets of Borrower and its Subsidiaries, and

(e) Agent shall have received a certificate from the Secretary of Borrower (i) attesting to the resolutions of Borrower’s Board of Directors authorizing its execution, delivery, and performance of the Agreement and the other Loan Documents to which Borrower is a party, (ii) authorizing specific officers of Borrower to execute the same, and (iii) attesting to the incumbency and signatures of such specific officers of Borrower;

(f) Agent shall have received copies of Borrower’s Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of Borrower;

(g) Agent shall have received a certificate of status with respect to Borrower, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of Borrower, which certificate shall indicate that Borrower is in good standing in such jurisdiction;

(h) Agent shall have received certificates of status with respect to Borrower, each dated within 30 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of Borrower) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that Borrower is in good standing in such jurisdictions;

(i) Agent shall have received certificates of insurance, together with the endorsements thereto, as are required by Section 5.6, the form and substance of which shall be satisfactory to Agent;

(j) Agent shall have received an opinion of the Borrower’s counsel in form and substance satisfactory to Agent;

(k) Borrower shall have the Required Availability after giving effect to the initial extensions of credit hereunder and the payment of all fees and expenses required to be paid by Borrower on the Closing Date under the Agreement or the other Loan Documents;

(l) Agent shall have completed its business, legal, and collateral due diligence, including a collateral audit and review of Borrower’s and its Subsidiaries books and records and verification of Borrower’s representations and warranties to Lender Group, the results of which shall be satisfactory to Agent;

(m) Agent shall have completed (i) Patriot Act searches, OFAC/PEP searches and background checks for Borrower, and (ii) OFAC/PEP searches and reference checks with respect to Borrower’s senior management and key principals, in each case, the results of which are satisfactory to Agent in its sole discretion;

(n) Agent shall have received a set of Projections of Borrower for the 3 year period following the Closing Date (on a year by year basis, and for the 1 year period following the Closing Date, on a month by month basis), in form and substance (including as to scope and underlying assumptions) satisfactory to Agent;

(o) Borrower shall have paid all Lender Group Expenses incurred in connection with the transactions evidenced by the Agreement;

(p) Agent shall have received copies of each of the Convertible Notes Documents, together with a certificate of the Secretary of Borrower certifying each such document as being a true, correct, and complete copy thereof;

(q) Borrower and each of its Subsidiaries shall have received all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery by Borrower or its Subsidiaries of the Loan Documents or with the consummation of the transactions contemplated thereby; and

(r) all other documents and legal matters in connection with the transactions contemplated by the Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent.

Schedule 4.1(b)

Capitalization of Borrower

Borrowers’s authorized capital stock includes 255,000,000 shares, of which (i) 250,000,000 are be designated “Common Stock” and have a par value of $0.0001 per share; and (ii) 5,000,000 shares are designated “Preferred Stock” and have a par value of $0.0001 per share. As of March 27, 2009, there were 131,978, 122 shares of common stock outstanding and no shares of preferred stock outstanding.

There are 9,549,445 options to purchase common stock outstanding under Borrower’s employee stock option plans. Also, Borrower has granted 341,250 shares of restricted stock under Borrower’s employee stock plans. Borrower has the right to reacquire the shares of restricted stock which are subject to right of forfeiture if the employee ceases to be employed by the Borrower.

The 1.875% Convertible Notes Documents and the 3.875% Convertible Notes Documents contain provisions that allow the note holders to require Borrower to repurchase the 1.875% Convertible Notes and the 3.875% Convertible Notes.

Schedule 4.1(c)

Capitalization of Borrower’s Subsidiaries

All of the following subsidiaries are 100% owned directly or indirectly by Powerwave or one of its subsidiaries, except as noted below and except for nominal ownership (less than 1%) by individuals where there is a legal requirement to have an individual person own shares:

Allgon Systems AB (Sweden)

Cognition Networks LLC (Florida)

Filtronic (Suzhou) Telecommunication Products Co. Ltd. (China)

LGP Allgon Holding AB (Sweden)

LGP Telecom (Shanghai) Ltd. (China)

LGP Telecom Ltda (Brazil)

MG Instruments AB (Sweden)

Microwave Ventures, Inc. (Philippines) [Owned 40% by Remec Manufacturing Philippines, Inc. and 60% by Powerwave Holdings Philippines, Inc.]

Powerwave Asia, Inc. (Delaware)

Powerwave Cognition, Inc. (Delaware) [Powerwave owns 60% of this entity.]

Powerwave Comtek Oy (Finland)

Powerwave Corporation Limited (Hong Kong)

Powerwave Europe, Inc. (Delaware)

Powerwave Finland Oy (Finland)

Powerwave Holdings Philippines, Inc. (Philippines) [300,000 Class A shares held by three nominee shareholders who are Philippine residents. Nominees are affiliated with Baker & McKenzie in the Philippines]

Powerwave Hungary Kft (Hungary)

Powerwave Netherlands B.V. (Netherlands)

Powerwave Overseas Holding Limited (UK)

Powerwave Oy (Finland)

Powerwave Singapore Pte. Ltd. (Singapore)

Powerwave Sweden AB (Sweden)

Powerwave Technologies (Suzhou) Co. Ltd. (China)

Powerwave Technologies (Wuxi) Co. Ltd. (China)

Powerwave Technologies Brazil Comercio de Equipamentos de Telecomunicacao Ltda (Brazil)

Powerwave Technologies Canada, Ltd. (Canada)

Powerwave Technologies Estonia OU (Estonia)

Powerwave Technologies France SAS (France)

Powerwave Technologies Germany GmbH (Germany)

Powerwave Technologies Hong Kong Limited (Hong Kong)

Powerwave Technologies India Private Limited (India)

Powerwave Technologies Research and Development India PVT Ltd. (India)

Powerwave Technologies Singapore Pte Ltd (Singapore)

Powerwave Technologies Sweden Holdings AB (Sweden)

Powerwave Technologies UK Limited (UK)

Powerwave Technologies Sweden AB (Sweden)

Powerwave UK Limited (UK)

P-Wave Ltd (Israel)

REMEC Manufacturing Phillippines, Inc. (Philippines)

REMEC Wireless Telecommunication (Shanghai) Co. Ltd. (China)

RMPI LLC (California)

Powerwave Technologies (Thailand) Limited

Powerwave Technologies Sweden Holdings (AB) (Sweden)

Schedule 4.6(a)

States of Organization

See Schedule 4.1(c) for a listing of the names and jurisdiction of incorporation of the Subsidiaries of Borrower.

Schedule 4.6(b)

Chief Executive Offices

Borrower’s chief executive office is 1801 East Saint Andrew Place, Santa Ana, California 92705.

The chief executive office of the Borrower’s subsidiaries is the same as Borrower except for those noted below:

Allgon Systems AB

Box 1155, 164 26 Kista Sweden

Cognition Networks LLC

21 Continental Boulevard Merrimack, NH 03054

Filtronic (Suzhou) Telecommunication Products Co. Ltd.

Factory C.1, Huo Ju Road, Suzhou New District, SND Hi-Tech Industrial Park, Suzhou, Jiansu Province 215009

LGP Allgon Holding AB

Box 1155, 164 26 Kista Sweden

LGP Telecom (Shanghai) Ltd.

Factory C.1, Huo Ju Road, Suzhou New District, SND Hi-Tech Industrial Park, Suzhou, Jiansu Province 215009

LGP Telecom Ltda

Praca Joao Duran Alonso, no 34, 3 andar, escritorios no 32, sala “A”, CEP 04571-070 Brazil

MG Instruments AB

Box 1155, 164 26 Kista Sweden

Microwave Ventures, Inc.

No. 5 West Road, Special Export Processing Zone, Light Industry & Science Park, Cabuyao, Laguna Philippines

Powerwave Cognition, Inc. (Delaware)

21 Continental Boulevard Merrimack, NH 03054

Powerwave Comtek Oy

Takatie 6, 90440 Kempele, Finland

Powerwave Corporation Limited

Room 2018-2019, Chevalier Commercial Building, 8 Wang Hoi Road, Kowloon Bay, Kowloon Hong Kong

Powerwave Finland Oy

Takatie 6, 90440 Kempele, Finland

Powerwave Holdings Philippines, Inc.

12th Floor, Net One Center, 26th Street Corner, 3rd Avenue, Crescent Park West, Bonifacio Global City, Taguig City, Metro Manila Philippines

Powerwave Hungary Kft

H-8000 Szekesfehervar, Berenyi ut 72-100

Powerwave Netherlands B.V.

Startbaan 5A 1185 XP Amstelveen The Netherlands

Powerwave Overseas Holding Limited

Unit 3, Jubilee Way, Thackley Old Road Shipley, West Yorkshire BD18 1QG United Kingdom

Powerwave Oy

Takatie 6, 90440 Kempele, Finland

Powerwave Singapore Pte. Ltd.

10 Eunos Road 8, #13-10, Singapore Post Centre, Singapore 408600

Powerwave Sweden AB

Box 1155, 164 26 Kista Sweden

Powerwave Technologies (Suzhou) Co. Ltd.

Factory C.1, Huo Ju Road, Suzhou New District, SND Hi-Tech Industrial Park, Suzhou, Jiansu Province 215009

Powerwave Technologies (Wuxi) Co. Ltd.

Factory C.1, Huo Ju Road, Suzhou New District, SND Hi-Tech Industrial Park, Suzhou, Jiansu Province 215009

Powerwave Technologies Brazil Comercio de Equipamentos de Telecomunicacao Ltda

Praca Joao Duran Alonso, no 34, 3 andar, escritorios no 32, sala “A”, CEP 04571-070 Brazil

Powerwave Technologies Canada, Ltd.

Field Law 2000 Oxford Tower, 10235-101 Street, Edmonton, Alberta T5J 3G1 Canada

Powerwave Technologies Estonia OU

Poikmae 1, Tanassilma Technopark, Saku Vald, Harju County 76401 Estonia

Powerwave Technologies France SAS

25 Rue Greffulhe 92300 Levallois Perret, France

Powerwave Technologies Germany GmbH

Regus Business Center, Stadttor 1, 40219 Dusseldorf, Germany

Powerwave Technologies Hong Kong Limited

Room 2018-2019, Chevalier Commercial Building, 8 Wang Hoi Road, Kowloon Bay, Kowloon Hong Kong

Powerwave Technologies India Private Limited

#1606 to 1609, 16th Floor, Connaught Place, Narain Manzil, 23 Barakhamba Road, New Delhi 110001 India

Powerwave Technologies Research and Development India PVT Ltd.

Unit #04-01, Level 4, Block 2, Cyber Pearl, HITECH City, Hyderabad 500081 Andhra Pradesh India

Powerwave Technologies Singapore Pte Ltd

10 Eunos Road 8, #13-10, Singapore Post Centre, Singapore 408600

Powerwave Technologies Sweden Holdings AB

Box 1155, 164 26 Kista Sweden

Powerwave Technologies UK Limited

Unit 3, Jubilee Way, Thackley Old Road Shipley, West Yorkshire BD18 1QG United Kingdom

Powerwave Technologies Sweden AB

Box 1155, 164 26 Kista Sweden

Powerwave UK Limited

Unit 3, Jubilee Way, Thackley Old Road Shipley, West Yorkshire BD18 1QG United Kingdom

P-Wave Ltd

Yigal Arnon & Co. 1 Azrieli Center, 46th Floor, Round Tower, Tel Aviv 67021 Israel

REMEC Manufacturing Phillippines, Inc.

14 Ampere Street, Special Export Processing Zone, Cabuyao, Laguna Philippines

REMEC Wireless Telecommunication (Shanghai) Co. Ltd.

Factory C.1, Huo Ju Road, Suzhou New District, SND Hi-Tech Industrial Park, Suzhou, Jiansu Province 215009

Powerwave Technologies (Thailand) Limited (recently incorporated; no address yet)

Powerwave Technologies Sweden Holdings (AB)

Box 1155, 164 26 Kista Sweden

Schedule 4.6(c)

Organizational Identification Numbers

Tax ID Number of Powerwave Technologies, Inc. - 11-2723423

Schedule 4.6(d)

Commercial Tort Claims

None.

Schedule 4.7

Litigation

None.

Schedule 4.12

Environmental Matters

Powerwave’s main location is at 1801 E. St. Andrew Place, Santa Ana, California. Bell Industries, Inc. formerly conducted its Electronics Systems Division business as a tenant at 1831 Ritchey Street, Santa Ana, CA, which is in close proximity to Powerwave’s location at 1801 E. St. Andrew Place, Santa Ana, California. Bell is an alleged source of groundwater contamination at the Ritchey Street property and has been engaged in the remediation of various subsurface groundwater substances at the Ritchey Street property, such substances consisting of chlorinated solvents and the solvent stabilizer, 1.4 dioxane. The remediation has been done under the direction of the California Regional Water Quality Control Board, Santa Ana region. Under the direction of the Regional Water Quality Board, Bell is conducting further investigative measures to characterize and define the extent of possible subsurface ground water contamination at 1801 E. St. Andrew Place, Santa Ana, CA and has installed a monitoring well on Powerwave’s property. Based on public filings made by Bell Industries, it appears that the groundwater contamination is migrating toward the grassy area of the southeastern portion of Powerwave’s property at 1801 E. St. Andrew Place, Santa Ana, CA.

When Powerwave sold its Philippine operations to Celestica Corporation in February 2006, an environmental study was conducted and it was determined that there was ground water contamination. Powerwave has agreed to indemnify Celestica for violations of environmental laws. Powerwave is in the process of determining what remedial actions are required to remedy the groundwater contamination. Powerwave has incurred approximately $32,000 in costs for environmental studies and has received a preliminary estimate of $500,000-$1,000,000 to remediate the groundwater contamination. Powerwave believes that the groundwater contamination levels do not violate Philippines law, although some concentrations may exceed international standards. Powerwave has not completed any remediation and is attempting to sell the real property in the Philippines.

Schedule 4.13

Intellectual Property

Licenses

1.	Patent Cross License Agreement between Powerwave and Andrew Corporation dated March 30, 2006. In this agreement, both parties cross licensed all of their patents relating to Cellular Base Station Products and Signal Repeater Products to each other.

2.	Patent Licence Agreement between Filtronic plc, Powerwave Overseas Holdings Ltd (formerly name Filtronic Overseas Holdings Ltd.) dated October 15, 2006.

3.	Agreement dated February 2003 between Gamma Nu, Inc., a Korean company, and Algon Telecom Wuxi Co. Ltd. (now named Powerwave Wuxi) and Allgon AB (now named Powerwave Sweden AB). Under this agreement, Gamma Nu granted Allgon Wuxi the right to sell certain antennas based on Gamma Nu’s design.

4.	Settlement Agreement dated July 29, 2005 between Kathrein-Werke KG and Powerwave Technologies, Inc. This settlement agreement contains cross license between the parties to certain patents.

5.	Technology License Agreement dated November 3, 2008 between Powerwave Technologies Sweden AB and Powerwave Technologies, Inc.

6.	Technology License Agreement dated November 3, 2008 between Powerwave Comtek Oy and Powerwave Technologies, Inc.

Trademarks

POWERWAVE TECHNOLOGIES, INC.

U.S. Trademark

Reference No.	MARK	Class/Goods	Application No Application Date	Registration No. Registration Date	Renewal Date	Status/Comments
MILCOM.072T	ALLGON	9-Cellular radio base station antennas; multicolor receivers, power monitoring units, and land mobile radio base station antennas.	74/284259 06/11/92	1782480 07/20/93	07/20/13	RENEWED.

MILCOM.051T	IN-HANCER	9,38- Telecommunication products, namely, a bi-directional amplifier which extends cellular signals beyond normal ranges 38- Telecommunication services, namely, services which extend the range of cellular signals into buildings and other structures for cellular telephones, personal digital assistants, and other communication devices.	76/304051 08/24/01	2873139 08/17/04	08/17/14	REGISTERED. Affidavit of Use due 08/17/10.

MILCOM.052T	KAVAL	38-Telecommunications services, namely, services which extend the range of wireless signals for cellular telephones, personal digital assistants, and other wireless devices.	76/171963 11/28/00	2768621 09/30/03	09/3013	REGISTERED. Affidavit of Use due 09/30/09.

MILCOM.008T	POWERWAVE	9-Radio frequency power amplifiers	75/143289 08/01/96	2131938 01/27/98	01/27/18	RENEWED.

MILCOM.013T	POWERWAVE	9-Racks, combiners, and cabinets for radio frequency power amplifiers for use in wireless communications.	75/611598 12/23/98	2483000 08/28/01	08/28/11	REGISTERED.

Reference No.	MARK	Class/Goods	Application No Application Date	Registration No. Registration Date	Renewal Date	Status/Comments
MILCOM.054T	POWERWAVE	9- Antennas; Tower Mounted Antennas; Antenna Brackets; Tilting modules; Converters; Master Control Units; Power Distribution Units; Current Injectors; Filters for Antenna Systems; Base Stations; Power Amplifiers for wireless communication systems; Base Station Conditioners; Integrated Radios; Digital Radio Heads; Base Station Filters; Microwave Filters; Couplers; Combiners; Diplexers; Triplexers; Boosters; Repeaters; Repeater networks; Wireband Radio Heads; distributed antenna systems; Base Station Sub-systems comprising filters, couplers, and power amplifiers; Cabinets and frames for power amplifiers; Microwave Radio Links; Antenna Line Devices; Wireless IP and voice transmission systems; computer software for use in controlling, operating, managing, or maintaining wireless communications systems or wireless infrastructure equipment; antenna systems; base station systems; wireless coverage systems; wireless data communications devices; wireless infrastructure equipment; wireless communications devices 42- Design, development, production, delivery, installation, support, deployment, operation and maintenance of end-to-end wireless infrastructure systems and wireless communication systems.	78/617536 04/26/05	3386310 02/19/08	02/19/18	REGISTERED. Affidavit of Use due 02/19/14.

MILCOM.009T	POWERWAVE TECHNOLOGIES	9-Radio frequency power amplifiers.	75/143533 08/01/96	2131941 01/27/98	01/27/18	RENEWED.

MILCOM.014T	POWERWAVE TECHNOLOGIES	9-Racks, combiners, and cabinets for radio frequency power amplifiers for use in wireless communications.	75/611599 12/23/98	2483001 08/28/01	08/28/11	REGISTERED.

Reference No.	MARK	Class/Goods	Application No Application Date	Registration No. Registration Date	Renewal Date	Status/Comments
MILCOM.055T	POWERWAVE TECHNOLOGIES	9-Antennas; Tower Mounted Antennas; Antenna Brackets; Tilting modules; Converters; Master Control Units; Power Distribution Units; Current Injectors; Filters for Antenna Systems; Base Stations; Power Amplifiers for wireless communication systems; Base Station Conditioners; Integrated Radios; Digital Radio Heads; Base Station Filters; Microwave Filters; Couplers; Combiners; Diplexers; Triplexers; Boosters; Repeaters; Repeater networks; Wireband Radio Heads; distributed antenna systems; Base Station Sub-systems comprising filters, couplers, and power amplifiers; Cabinets and frames for power amplifiers; Microwave Radio Links; Antenna Line Devices; Wireless IP and voice transmission systems; computer software for use in controlling, operating, managing, or maintaining wireless communications systems or wireless infrastructure equipment; antenna systems; base station systems; wireless coverage systems; wireless data communications devices; wireless infrastructure equipment; wireless communications devices 42-Design, development, production, delivery, installation, support, deployment, operation and maintenance of end-to-end wireless infrastructure systems and wireless communication systems.	78/617540 04/26/05	3392898 03/04/08	03/04/18	REGISTERED. Affidavit of Use due 03/04/14

MILCOM.028T		9-Power amplifiers; racks, combiners and cabinets for power amplifiers.	76/138204 09/29/00	2,595,659 07/16/02	07/16/12	REGISTERED.

MILCOM.056T		9- Antennas; Tower Mounted Antennas; Antenna Brackets; Tilting modules; Converters; Master Control Units; Power Distribution Units; Current Injectors; Filters for Antenna Systems; Base Stations; Power Amplifiers for wireless communication systems; Base Station Conditioners; Integrated Radios; Digital Radio Heads; Base Station Filters; Microwave Filters; Couplers; Combiners; Diplexers; Triplexers; Boosters; Repeaters; Repeater networks; Wireband Radio Heads; distributed antenna systems; Base Station Sub-systems comprising filters, couplers, and power amplifiers; Cabinets and frames for power amplifiers; Microwave Radio Links; Antenna Line Devices; Wireless IP and voice transmission systems; computer software for use in controlling, operating, managing, or maintaining wireless communications systems or wireless infrastructure equipment; antenna systems; base station systems; wireless coverage systems; wireless data communications devices; wireless infrastructure equipment; wireless communications devices.	78/617538 04/26/05	3386311 02/19/08	02/19/08	REGISTERED. Affidavit of Use due 02/19/14.

Reference No.	MARK	Class/Goods	Application No Application Date	Registration No. Registration Date	Renewal Date	Status/Comments
MILCOM.047T	TAP-IN	9-Telecommunications products, namely, computer hardware and software which extends cellular signals beyond normal ranges.	76/261630 05/23/01	3064008 02/28/06	02/28/16	REGISTERED. Affidavit of Use due 02/28/12

MILCOM.026T	THE POWER IN WIRELESS	9- Radio frequency power amplifiers for use in base stations; racks, combiners, and cabinets for power amplifiers;	76/113694 08/21/00	2732674 07/01/03	07/01/13	REGISTERED. Affidavit of Use due 07/01/09

	THE MOST POWERFUL	9- Power amplifiers, racks, combiners and cabinets for power amplifiers.	75508043	2652130

REGISTERED
	WAVE IN WIRELESS		06/24/1998	11/19/1998

Foreign Trademark

ARGENTINA

Reference No. ARGENTINA	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments
MILCOM.011WAR		9 – Radio frequency power amplifiers.	2129572 02/05/98	2028164 5/20/05	5/20/15	REGISTERED

MILCOM.015WAR		9 – Racks, combiners, and cabinets for power amplifiers.	2225934 06/25/99	1823001 03/22/01	03/22/11	REGISTERED.

BRAZIL

Reference No. BRAZIL	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments
MILCOM.056WBR		9 - Antennas; tower mounted antennas; antenna brackets; tilting modules; coverters; master control units; power distribution units; current injectors; filters for antenna systems; base stations; power amplifiers for wireless communication systems; base station conditioners; integrated radios; digital radio heads; base station filters; microwave filters; couplers; combiners; diplexers; triplexers; boosters; repeaters; repeater networks; wireband radio heads; distributed antenna systems; base station sub-systems comprising filters, couplers, and power amplifiers; cabinets and frames for power amplifiers; microwave radio links; antenna line devices; wireless IP and voice transmission systems; computer software for use in controlling, operating, managing, or maintaining wireless communications systems or wireless infrastructure equipment; antenna systems base station systems; wireless coverage systems; wireless data communications devices; wireless infrastructure equipment; wireless communications devices. Design, development, production, delivery, installation, support, deployment, operation and maintenance of end-to-end wireless infrastructure systems and wireless communication systems	828798613 10/17/06			PENDING Published 11/14/06

MILCOM.063WBR		42 - Design, development, production, delivery, installation, support, deployment, operation and maintenance of end-to-end wireless infrastructure systems and wireless communiation systems	828798605 10/17/06			PENDING Published 11/14/06

Reference No. BRAZIL	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments
MILCOM.067WBR	POWERING THE NEXT WAVE OF GROWTH IN WIRELESS	9- Antennas; Tower Mounted Antennas; Antenna Brackets; Tilting modules; Converters; Master Control Units; Power Distribution Units; Current Injectors; Filters for Antenna Systems; Base Stations; Power Amplifiers for wireless communication systems; Base Station Conditioners; Integrated Radios; Digital Radio Heads; Base Station Filters; Microwave Filters; Couplers; Combiners; Diplexers; Triplexers; Boosters; Repeaters; Repeater networks; Wireband Radio Heads; distributed antenna systems; Base Station Sub-systems comprising filters, couplers, and power amplifiers; Cabinets and frames for power amplifiers; Microwave Radio Links; Antenna Line Devices; Wireless IP and voice transmission systems; computer software for use in controlling, operating, managing, or maintaining wireless communications systems or wireless infrastructure equipment; antenna systems; base station systems; wireless coverage systems; wireless data communications devices; wireless infrastructure equipment; wireless communications devices	828278890 3/29/06			ABANDONED.

MILCOM.079WBR	POWERING THE NEXT WAVE OF GROWTH IN WIRELESS	42 - Design, development, production, delivery, installation, support, deployment, operation and maintenance of end-to-end wireless infrastructure systems and wireless communication systems	828278881 3/29/06			ABANDONED.

MILCOM.008WBR	POWERWAVE	9 – Radio frequency power amplifiers used in the telecommunication field	820543586 02/03/98	820543586 12/28/99	12/28/09	REGISTERED.

MILCOM.013WBR	POWERWAVE	9 – Racks, combiners, and cabinets for power amplifiers.	821744070 06/23/99			PENDING. Registration fee paid 11/26/07.

MILCOM.009WBR	POWERWAVE TECHNOLOGIES	9 – Power amplifiers used in the field of wireless communications.	820401900 11/19/97	820401900 03/13/01	03/13/11	REGISTERED.

MILCOM.014WBR	POWERWAVE TECHNOLOGIES	9 – Racks, combiners, and cabinets for power amplifiers.	821744062 06/23/99			PENDING. Registration fee paid 11/26/07.

Reference No. BRAZIL	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments
MILCOM.011WBR		9 – Radio frequency power amplifiers, used in the telecommunication area.	820543594 02/03/98	820543594 08/15/00	08/15/10	REGISTERED.

MILCOM.015WBR		9- Racks, combiners, and cabinets for power amplifiers.	821744089 06/23/99	821744089 01/06/04	01/06/14	REGISTERED.

CANADA

Reference No. CANADA	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments
MILCOM.051WCA	IN-HANCER	9, 38 – Telecommunication products namely, a bi-directional amplifier which extends cellular signals beyond normal ranges 38 – Telecommunication services namely, services which extend the range of cellular signals into buildings and other structures for cellular telephones, personal digital assistants and other communication devices.	109473500 03/02/01	TMA600240 01/22/04	01/22/19	REGISTERED.

MILCOM.052WCA	KAVAL	38 – Telecommunication services namely, services which extend the range of wireless signals for cellular telephone, personal digital assistants, and other wireless devices.	108424200 11/27/00	TMA577052 03/05/03	03/05/18	REGISTERED.

MILCOM.053WCA	OFR	9 – Radio frequency repeaters.	622400 01/03/89	TMA364636 01/19/90	01/19/20	REGISTERED.

MILCOM.028WCA		9 – Power amplifiers; racks, combiners, and cabinets for power amplifiers.	1096299 03/16/01	TMA621067 09/29/04	09/29/19	REGISTERED.

MILCOM.056WCA		9- Antennas; Tower Mounted Antennas; Antenna Brackets; Tilting modules; Converters; Master Control Units; Power Distribution Units; Current Injectors, Filters for Antenna Systems; Base Stations; Power Amplifiers for wireless communications systems; Base Station Conditioners; Integrated Radios; Digital Radio Heads; Base Station Filters; Microwave Filters; Couplers; Combiners; Diplexers; Triplexers; Boosters; Repeaters; Repeater networks; Wireband Radio Heads; distributed antenna systems; Base Station Sub-systems comprising filters, couplers and power amplifiers; Cabinets and frames for power amplifiers; Microwave Radio Links; Antenna Line Devices; Wireless IP and voice transmission systems; computer software for use in controlling, operating, managing, or maintaining wireless communications systems or wireless infrastructure equipment; antenna systems; base station systems; wireless coverage systems; wireless data communications devices; wireless infrastructure equipment; wireless communications devices. 42 - Design, development, production, delivery, installation, support, deployment, operation and maintenance of end-to-end wireless infrasctructure systems and wireless communication systems.	1264047 07/04/05			PENDING. Published 12/03/08.

Reference No. CANADA	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments
MILCOM.067WCA	POWERING THE NEXT WAVE OF GROWTH IN WIRELESS

9- Antennas; Tower Mounted Antennas; Antenna Brackets; Tilting modules; Converters; Master Control Units; Power Distribution Units; Current Injectors; Filters for Antenna Systems; Base Stations; Power Amplifiers for wireless communication systems; Base Station Conditioners; Integrated Radios; Digital Radio Heads; Base Station Filters; Microwave Filters; Couplers; Combiners; Diplexers; Triplexers; Boosters; Repeaters; Repeater networks; Wireband Radio Heads; distributed antenna systems; Base Station Sub-systems comprising filters, couplers, and power amplifiers; Cabinets and frames for power amplifiers; Microwave Radio Links; Antenna Line Devices; Wireless IP and voice transmission systems; computer software for use in controlling, operating, managing, or maintaining wireless communications systems or wireless infrastructure equipment; antenna systems; base station systems; wireless coverage systems; wireless data communications devices; wireless infrastructure equipment; wireless communications devices;

42- Design, development, production, delivery, installation, support, deployment, operation and maintenance of end-to-end wireless infrastructure systems and wireless communication systems

			1295516 3/21/06			ABANDONED.

MILCOM.008WCA	POWERWAVE	9 - Radio frequency power amplifiers; radio frequency power amplifiers for use in wireless communications; racks; combiners designed to connect multiple amplifiers together and to combine the input or output of such connected radio frequency power amplifiers for use with wireless communications, and cabinets for such power amplifiers for use with wireless communications.	899588 12/16/98	TMA612416 06/09/04	06/09/19	REGISTERED.

Reference No. CANADA	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments
MILCOM.054WCA	POWERWAVE	9,42 – Antennas; Tower mounted antennas; antenna brackets; tilting modules; converters; master control units; power distribution units; current injectors; filters for antenna systems; base stations; power amplifiers for wireless communications systems; base station conditioners; integrated radios; digital radio heads; base station filters; microwave filters; couplers; combiners; diplexers; triplexers; boosters; repeaters; repeater networks; wireband radio heads; distributed antenna systems; base station sub-systems comprising filters; couplers and power amplifiers; cabinets and frames for power amplifiers; microwave radio links; antenna line devices; wireless IP and voice transmission systems; computer software for use in controlling, operating, managing, or maintaining wireless communications systems or wireless infrastructure equipment; antenna systems; base station systems; wireless coverage systems; wireless data communications devices; wireless infrastructure equipment; wireless communications devices. 42- Design, development, production, delivery, installation, support, deployment, operation and maintenance of end-to-end wireless infrastructure systems and wireless communication systems.	1264050 07/04/05			PENDING. Declaration of Use due 04/29/09.

MILCOM.011WCA		9 - Radio frequency power amplifiers for use in wireless communications; racks; combiners designed to connect multiple amplifiers together and to combine the input or output of such connected radio frequency power amplifiers for use with wireless communications and; cabinets for such power amplifiers for use with wireless communications.	899592 12/16/98	TMA607900 04/19/04	04/19/19	REGISTERED.

MILCOM.047WCA	TAP-IN	9 – Telecommunication products namely, bi-directional amplifiers which extend the range of cellular signals beyond normal ranges.	110382700 05/22/01	TMA596605 12/04/03	12/04/18	REGISTERED.

MILCOM.026WCA	THE POWER IN WIRELESS	9 - Radio frequency power amplifiers; racks, combiners, and cabinets for power amplifiers; radio frequency power amplifiers for use in base stations; racks, combiners and cabinets for power amplifiers.	1092202 02/09/01	TMA611711 06/01/04	06/01/19	REGISTERED.

CHILE

Reference No. CHILE	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments
MILCOM.011WCL		9 – Power amplifiers or radial frequency power.	405804 02/13/98	649968 11/25/02	11/25/12	REGISTERED.

MILCOM.015WCL		9 – Racks, combiners, and cabinets for power amplifiers.	452594 06/23/99	555839 12/15/09	12/15/09	REGISTERED.

CHINA

Reference No. CHINA	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments
MILCOM.028WCN		9 – Power amplifiers; racks, combiners, and cabinets for power amplifiers.	3364951 11/11/02	3364951 01/21/04	01/20/14	REGISTERED.

MILCOM.041WCN		20- Racks and cabinets for power amplifiers.	3555935 05/14/03	3555935 02/14/05	02/13/15	REGISTERED.

MILCOM.056WCN		9 - Antennas; Tower Mounted Antennas; Antenna Brackets; Tilting modules; Converters; Master Control Units; Power Distribution Units; Current Injectors, Filters for Antenna Systems; Base Stations; Power Amplifiers for wireless communications systems; Base Station Conditioners; Integrated Radios; Digital Radio Heads; Base Station Filters; Microwave Filters; Couplers; Combiners; Diplexers; Triplexers; Boosters; Repeaters; Repeater networks; Wireband Radio Heads; distributed antenna systems; Base Station Sub-systems comprising filters, couplers and power amplifiers; Cabinets and frames for power amplifiers; Microwave Radio Links; Antenna Line Devices; Wireless IP and voice transmission systems; computer software for use in controlling, operating, managing, or maintaining wireless communications systems or wireless infrastructure equipment; antenna systems; base station systems; wireless coverage systems; wireless data communications devices; wireless infrastructure equipment; wireless communications devices.	4772155 07/11/05			PENDING. Published 03/06/08.

MILCOM.063WCN		42 – Design, development, production, delivery, installation, support, deployment, operation and maintenance of end-to-end wireless infrastructure systems and wireless communication systems.	4772154 07/11/05			PENDING. Published 11/27/08.

MILCOM.013WCN	POWERWAVE	9 – Cabinets for power amplifiers, sold together with power amplifier; power amplifier; racks for power amplifiers, sold together with power amplifiers; combiners for power amplifiers.	3395716 12/06/02	3395716 03/14/04	03/13/14	REGISTERED.

Reference No. CHINA	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments
MILCOM.054WCN	POWERWAVE	9 – Antennas; Tower Mounted Antennas; Antenna Brackets; Tilting modules; Converters; Master Control Units; Power Distribution Units; Current Injectors, Filters for Antenna Systems; Base Stations; Power Amplifiers for wireless communications systems; Base Station Conditioners; Integrated Radios; Digital Radio Heads; Base Station Filters; Microwave Filters; Couplers; Combiners; Diplexers; Triplexers; Boosters; Repeaters; Repeater networks; Wireband Radio Heads; distributed antenna systems; Base Station Sub-systems comprising filters, couplers and power amplifiers; Cabinets and frames for power amplifiers; Microwave Radio Links; Antenna Line Devices; Wireless IP and voice transmission systems; computer software for use in controlling, operating, managing, or maintaining wireless communications systems or wireless infrastructure equipment; antenna systems; base station systems; wireless coverage systems; wireless data communications devices; wireless infrastructure equipment; wireless communications devices.	4772156 07/11/05			PENDING. Published 12/20/08.

MILCOM.064WCN	POWERWAVE	42 – Design, development, production, delivery, installation, support, deployment, operation and maintenance of end-to-end wireless infrastructure systems and wireless communication systems.	4772153 07/11/05			PENDING. Appeal filed 12/11/08. Wait for decision (will take 1-2 yrs)

MILCOM.014WCN	POWERWAVE TECHNOLOGIES	9 – Cabinets for power amplifiers, sold together with power amplifiers; power amplifiers; racks for power amplifiers, sold together with power amplifiers; combiners for power amplifiers.	3395715 12/06/02	3395715 03/14/04	03/13/14	REGISTERED.

EUROPEAN UNION

Reference No. EUROPEAN UNION	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/ Comments
MILCOM.074WEU		9-Communication, telecommunication and radio communication apparatus and instruments; aereals and antennas including hand-portable, portable, mobile, marine and base station antennas; antenna systems and digital signal processing equipment; signalling and supervising apparatus and instruments; transmitters, receivers, multi-couplers, combiners and rf-filters; apparatus and instruments for recording, receiving, broadcasting and transmission of sound, images, pictures and/or data including to/from/between radio base stations; hard-ware, soft-ware, parts and components for the aforesaid goods. 37-Installation and maintenance regarding antennas and other telecommunication equipment.	310318 07/24/96	310318 06/08/99	07/24/16	RENEWED.

MILCOM.076WEU	CLEAN SITE	9-Antennas including handportable, portable, mobile, marine antennas and base station antennas, antenna filters for reception and broadcasting, antenna systems and equipment for data signal processing, apparatus and instruments for recording receiving, transmission and broadcasting of sound, images and/or data including to, from, between antennas and radio base stations, apparatus and instruments for communication, telecommunication, radio communication, mobile tele communication, microwave communication, fibre optical communication, apparatus and instruments for signalling, checking, monitoring, effect monitoring equipment for radio base stations, electric apparatus and instruments, electric radio technical apparatus and instruments, co-axial contacts, receiver distributors, transmitters, receivers, multi-signal connection devices and rp-filters, transmitter distributors, passive and active components or equipment included in transmitting or receiving systems for telecommunication, hardware, software, parts and components for the above mentioned goods. 37-Installation, maintenance and repairing services for antennas and other equipment for telecommunication. 38-Computer based transmission of messages and images, electronic communication, electronic mail, rental of apparatus and instruments for broadcasting of messages, sound, images and/or data, rental of telecommunication equipment, rental of modems, communication via computer terminals, fibre optical networks, microwaves, cellular phones, radio and telephone, paging services, radio transmission, satellite transmission, telephone communication, telecommunication, telecommunication rauting and junction, telecommunication services, providing access to telecommunication connection to computer networks, providing access to computer networks.	003790334 04/30/04	003790334 2/17/06	4/30/14	REGISTERED.

Reference No. EUROPEAN UNION	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/ Comments
MILCOM.075WEU	FUTURE ON DEMAND. ALLGON & DESIGN	9 - Communication, telecommunication and radio communication apparatus and instruments; aereals and antennas including hand-portable, portable, mobile, marine and base station antennas; antenna systems and digital signal processing equipment; signalling and supervising apparatus and instruments; transmitters, receivers, multi-couplers, combiners and rf-filters; apparatus and instruments for recording, receiving, broadcasting and transmission of sound, images, pictures and/or data including to/from/between radio base stations; hard-ware, soft-ware, parts and components for the aforesaid goods. 37 - Installation and maintenance regarding antennas and other telecommunication equipment.	1109636 03/17/99	1109636 05/17/00	03/17/09	REGISTERED.

MILCOM.051WEU	IN-HANCER	9 – Telecommunications equipment and parts and fittings therefore. 38 – Telecommunication services.	2354280 08/24/01	2354280 03/28/03	08/24/11	REGISTERED.

MILCOM.069WEU	IN-HANCER SERIES	9 – Telecommunications equipment and parts and fittings therefore. 38 – Telecommunication services.	2353399 08/24/01	2353399 03/28/03	08/24/11	REGISTERED.

MILCOM.068WEU	KAVAL TELECOM	09- Telecommunications equipment and parts and fittings therefor. 38- Telecommunication services.	1976273 11/28/00	1976273 7/16/02	11/28/10	REGISTERED.

MILCOM.028WEU		9 – Power amplifiers; racks, combiners, and cabinets for power amplifiers.	2148773 03/23/01	2148773 05/10/02	03/23/11	REGISTERED.

MILCOM.056WEU		Class 9 - Antennas; tower mounted antennas; antenna brackets; tilting modules for antennas; radio frequency to optical and optical to radio frequency converters; master control units; power distribution units; current injectors, filters for antenna systems; base stations; power amplifiers for wireless communications systems; base station conditioners; integrated radios; digital radio heads; base station filters; microwave filters; couplers; combiners; diplexers; triplexers; boosters; repeaters; repeater networks; wireband radio heads; distributed antenna systems; base station sub-systems comprising filters, couplers and power amplifiers; cabinets and frames for power amplifiers; microwave radio links; antenna line devices; wireless ip and voice transmission systems; computer software for use in controlling, operating, managing, or maintaining wireless communications systems or wireless infrastructure equipment; antenna systems; base station systems; wireless coverage systems; wireless data communications devices; wireless infrastructure equipment; wireless communications devices.	004522447 07/05/05	004522447 11/24/06	07/05/15	REGISTERED.

Reference No. EUROPEAN UNION	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/ Comments

Class 37 - Installation and maintenance of end-to-end wireless infrastructure systems and wireless communication systems.

Class 38 - Provision of end-to-end wireless communication systems.

Class 39 - Delivery of end-to-end wireless infrastructure systems and wireless communication systems.

Class 40 - Custom manufacture of end-to-end wireless infrastructure systems and wireless communication systems.

Class 42 - Design and development of end-to-end wireless infrastructure system and wireless communication systems; technical support of end-to-end wireless infrastructure system and wireless communication systems.

MILCOM.008WEU	POWERWAVE	9 – Radio frequency power amplifiers for use in wireless and broadband communications; and racks, combiners and cabinets for power amplifiers for use in wireless and broadband communications.	1053172 01/25/99	001053172 07/08/02	01/25/19	RENEWED.

Reference No. EUROPEAN UNION	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/ Comments
MILCOM.054WEU	POWERWAVE

9 - Antennas; tower mounted antennas; antenna brackets; tilting modules for antennas; radio frequency to optical and optical to radio frequency converters; master control units; power distribution units; current injectors, filters for antenna systems; base stations; radio frequency power amplifiers for wireless communication systems; base station conditioners; integrated radio frequency radios; radio frequency digital radio heads; base station filters; microwave filters; couplers; combiners; diplexers; triplexers; boosters; repeaters; repeater networks; wireband radio heads; distributed antenna systems; base station sub-systems comprising filters, couplers, and radio frequency power amplifiers; cabinets and frames for radio frequency power amplifiers; microwave radio links; antenna line devices; wireless IP and voice transmission systems; computer software for use in controlling, operating, managing, or maintaining wireless communications systems or wireless infrastructure equipment; antenna systems; base station systems; wireless coverage systems; wireless data communications devices; wireless infrastructure equipment; wireless communications devices.

37 - Installation and maintenance of end-to-end wireless infrastructure systems and wireless communication systems.

38 - Provision of end-to-end wireless communication systems.

39 - Delivery of end-to-end wireless infrastructure systems and wireless communication systems.

40 - Custom manufacture of end-to-end wireless infrastructure systems and wireless communication systems.

42 - Design and development of end-to-end wireless infrastructure system and wireless communication systems; technical support of end-to-end wireless infrastructure system and wireless communication systems.

			004516985 06/30/05	004516985 01/25/07	06/30/15	REGISTERED.

MILCOM.016WEU		9 - Radio frequency power amplifiers for use in wireless and broadband communications and racks, combiners and cabinets for power amplifiers for wireless and broadband communications.	1063551 02/03/99	1063551 07/08/02	02/03/09	ABANDONED.

MILCOM.009WEU	POWERWAVE TECHNOLOGIES	9 – Power amplifiers.	449173 01/27/97	449173 11/30/98	01/27/17	RENEWED.

Reference No. EUROPEAN UNION	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/ Comments
MILCOM.014WEU	POWERWAVE TECHNOLOGIES	9 – Racks, combiners, and cabinets for power amplifiers.	1218171 06/23/99	1218171 03/26/01	06/23/09	REGISTERED.

MILCOM.012WEU	THE MOST POWERFUL WAVE IN…	9 – Power amplifiers; racks, combiners, and cabinets for power amplifiers.				CLOSED.

MILCOM.026WEU	THE POWER IN WIRELESS	9 – Radio frequency power amplifiers; rack, combiners, and cabinets for power amplifiers.	2081016 02/12/01	2081016 08/05/02	02/12/11	REGISTERED.

KOREA

Reference No. KOREA	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments
MILCOM.056WKR		9 - All goods in class 9 42 - All services in class 42	45-2006-0004506 12/13/06	45-0020773 08/02/07	08/02/17	REGISTERED.

MILCOM.021WKR	POWERWAVE	20 - Rack for housing or supporting communication equipment, rack for housing or supporting amplifiers, cabinet for housing electronic communication equipment, and cabinet for housing amplifiers.	702000255 07/03/00	499210 08/10/01	08/10/11	REGISTERED.

MILCOM.022WKR	POWERWAVE TECHNOLOGIES	20 – Rack for power amplifiers, and cabinets for power amplifiers.	40200020690 04/29/00	499208 08/10/01	08/10/11	REGISTERED.

MILCOM.023WKR		20 – Rack for power amplifiers, and cabinets for power amplifiers.	40200020691 04/29/00	499209 08/10/01	08/10/11	REGISTERED.

MEXICO

Reference No. MEXICO	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments
MILCOM.028WMX		9 – Power amplifiers; racks, combiners, and cabinets for power amplifiers.	477908 03/22/01	718,163 09/28/01	03/22/11	REGISTERED.

MILCOM.008WMX	POWERWAVE	9 – Radio frequency power amplifiers.	322569 02/13/98	575456 05/06/98	02/13/18	RENEWED.

MILCOM.013WMX	POWERWAVE	9 – Racks, combiners, and cabinets for power amplifiers.	380255 06/23/99	681429 12/19/00	06/23/09	REGISTERED.

MILCOM.009MX	POWERWAVE TECHNOLOGIES	9 – Radio frequency power amplifiers.	322568 02/13/98	575455 05/06/98	02/13/18	RENEWED.

MILCOM.014WMX	POWERWAVE TECHNOLOGIES	9 – Racks, combiners, and cabinets for power amplifiers.	380254 06/23/99	672470 09/28/00	06/23/09	REGISTERED.

MILCOM.015WMX		9 – Racks, combiners, and cabinets for power amplifiers.	380253 06/23/99	644699 02/29/00	06/23/99	REGISTERED.

MILCOM.026WMX	THE POWER IN WIRELESS	9 – Radio frequency power amplifiers; racks, combiners, and cabinets for power amplifiers.	470691 02/13/01	696467 04/25/01	02/13/11	REGISTERED.

PERU

Reference No. PERU	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments
MILCOM.015WPE		9 – Racks, combiners, and cabinets for power amplifiers.	086415 06/23/99	60783 01/31/00	01/31/10	REGISTERED.

SWEDEN

Reference No. SWEDEN	MARK	Class/Goods	App. No App. sDate	Reg. No. Reg. Date	Renewal Date	Status/Comments
MILCOM.072WSE	ALLGON	9,37-Aerials, aerial filters, ~mottagarfordelare~, effect monitoring equipment for radio base stations, coaxial contacts, other passive components or equipments included in transmitter and/or ~mottagarsystem~ for telecommunication.	198708568 11/03/87	219295 11/09/90	11/09/10	RENEWED.

MILCOM.073WSE		9 - Electric (including radio-technical) apparatus and instruments as well as apparatus and instruments for signalling and control. 37 - Installation and repair activities regarding aerials and other equipment for telecommunication.	197600432 01/2876	155889 06/18/76	06/18/16	RENEWED.

VENEZUELA

Reference No. VENEZUELA	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments
MILCOM.008WVE	POWERWAVE	9 -Radio frequency power amplifiers.	3550-99 03/09/99	P-229064 11/22/00	11/22/10	REGISTERED. Awaiting registration certificate.

MILCOM.013WVE	POWERWAVE	9 – Racks, combiners, and cabinets for power amplifiers.	1116-99 02/02/99	P239064 06/28/02	06/28/12	REGISTERED. Awaiting registration certificate.

MILCOM.011WVE		9 – Radio frequency power amplifiers.	3558-99 03/09/99	P-246810 08/22/03	08/22/13	REGISTERED.

MILCOM.015WVE Venezuela		9 – Racks, combiners, and cabinets for power amplifiers.	1115-99 02/02/99	P-228988 11/22/00	11/22/10	REGISTERED. Awaiting registration certificate.

6721417/TYM

022709

Patents

U.S. Patent List

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1002/ORD		ORD	11/018,216	2005-0200409	7,157,967	Granted
United States of America			21-Dec-2004	15-Sep-2005	02-Jan-2007	20-Jun-2025
	Title:	System and Method for Control of Loop Alignment in Adaptive Feed Forward Amplifiers

1005/		ORD	10/881,476	2005-0001684	7,149,257	Granted
United States of America			30-Jun-2004	06-Jan-2005	12-Dec-2006	30-Jun-2024
	Title:	Digital Predistortion System and Method for Correcting Memory Effects within an RF Power Amplifier

1006/ORD		ORD	10/818,546	2004-0204100	7,110,739	Granted
United States of America			05-Apr-2004	14-Oct-2004	19-Sep-2006	05-Apr-2024
	Title:	Multi-Transmitter Communication System Employing Anti-Phase Pilot Signals

1007/ORD		ORD	10/391,168	2004-0198414	6,931,240	Granted
United States of America			18-Mar-2003	07-Oct-2004	16-Aug-2005	18-Mar-2023
	Title:	System and Method for Eliminating Signal Zero Crossings in Single and Multiple Channel Communications Systems

1008/US		ORD	10/733,087	2004-0119535	6,998,916	Granted
United States of America			11-Dec-2003	24-Jun-2004	14-Feb-2006	11-Dec-2023
	Title:	Feed Forward System Penalties and Floors for Optimal Control

1009/ORD		ORD	10/775,799	2004-0160274	7,038,540	Granted
United States of America			10-Feb-2004	19-Aug-2004	02-May-2006	14-Feb-2023
	Title:	Enhanced Efficiency Feed Forward Power Amplifier Utilizing Reduced Cancellation Bandwidth and Small Error Amplifier

1010/ORD		ORD	10/849,478	2004-0231884	6,954,987	Granted
United States of America			19-May-2004	25-Nov-2004	18-Oct-2005	19-May-2024
	Title:	Circuit Board Assembly Employing Solder Vent Hole

1013/ORD		ORD	11/087,225	2005-0227644	7,440,733	Granted
United States of America			23-Mar-2005	13-Oct-2005	21-Oct-2008	14-Apr-2026
	Title:	Constant Gain Nonlinear Envelope Tracking High Efficiency Linear Amplifier

1014/CIP		CIP	11/372,595	2006-0238245	7,288,987	Granted
United States of America			10-Mar-2006	26-Oct-2006	30-Oct-2007	03-May-2024
	Title:	RF amplifier employing active load linearization

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1014/ORD		ORD	10/837,838	2004-0222847	7,038,539	Granted
United States of America			03-May-2004	11-Nov-2004	02-May-2006	03-May-2024
	Title:	RF Amplifier Employing Active Load Linearization

1016/ORD		ORD	11/175,509	2006-0008026	7,239,671	Granted
United States of America			06-Jul-2005	12-Jan-2006	03-Jul-2007	06-Jul-2025
	Title:	System and Method for Digital Timing Error Correction in a Communications System Utilizing Adaptive Predistortion

1018/ORD		ORD	11/175,508	2006-0008030	7,197,087	Granted
United States of America			06-Jul-2005	12-Jan-2006	27-Mar-2007	06-Jul-2025
	Title:	System and Method for Differential IQ Delay Compensation in a Communications System Utilizing Adaptive AQM Compensation

1020/		PCT	09/261,173		6,198,908	Granted
United States of America			01-Mar-1999		06-Mar-2001	01-Mar-2019
	Title:	SYSTEM AND A METHOD FOR TRANSFER OF A DIGITAL INFORMATION CARRYING SIGNAL

1021/ORD		ORD	10/838,985	2004-0251961	7,123,086	Granted
United States of America			05-May-2004	16-Dec-2004	17-Oct-2006	05-May-2024
	Title:	Feed Forward Amplifier Employing Positive Feedback Pilot Generation

1022/ORD		ORD	11/036,805	2005-0157814	7,366,252	Granted
United States of America			14-Jan-2005	21-Jul-2005	29-Apr-2008	23-Nov-2025
	Title:	Wideband Enhanced Digital Injection Predistortion For High Efficiency Transmitters

1024/ORD		ORD	11/063,297	2005-0195919	7,336,725	Granted
United States of America			22-Feb-2005	08-Sep-2005	26-Feb-2008	06-Aug-2026
	Title:	Digital Predistortion System and Method for High Efficiency Transmitters

1026/ORD		ORD	09/632,151		6,473,314	Granted
United States of America			03-Aug-2000		29-Oct-2002	03-Aug-2020
	Title:	RF power amplifier assembly employing multi-layer RF blocking filter

1027/ORD		ORD	09/560,799		6,442,046	Granted
United States of America			28-Apr-2000		27-Aug-2002	28-Apr-2020
	Title:	Electronic Equipment with Cavity Isolator

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1028/ORD		ORD	09/739,947		6,309,245	Granted
United States of America			18-Dec-2000		30-Oct-2001	18-Dec-2020
	Title:	RF Amplifier Assembly with Reliable RF Pallet Ground

1029/ORD		ORD	09/718,819		6,411,523	Granted
United States of America			22-Nov-2000		25-Jun-2002	22-Nov-2020
	Title:	RF Electronics Assembly with Shielded Interconnect

1030/CIP		CON	10/200,240	2002-0191709	7,194,039	Granted
United States of America			22-Jul-2002	19-Dec-2002	20-Mar-2007	04-Jan-2022
	Title:	Method for peak power reduction in multiple carrier communications systems

1030/ORD		ORD	09/884,302	2002-0006169	6,449,303	Granted
United States of America			19-Jun-2001	17-Jan-2002	10-Sep-2002	19-Jun-2021
	Title:	System and Method for Peak Power Reduction in Multiple Carried Communications Systems

1031/ORD		ORD	10/385,783	2004-0178853	6,828,862	Granted
United States of America			11-Mar-2003	16-Sep-2004	07-Dec-2004	11-Mar-2023
	Title:	RF Power Amplifier with Low Intermodulation Distortion and Reduced Memory Effects

1032/		ORD	10/102,493	2003-0012292	7,170,952	Granted
United States of America			20-Mar-2002	16-Jan-2003	30-Jan-2007	20-Jul-2024
	Title:	System and Method for Post Filtering Peak Power Reduction in Communications Systems

1033/US		ORD	10/127,164	2003-0026351	7,095,798	Granted
United States of America			22-Apr-2002	06-Feb-2003	22-Aug-2006	22-Apr-2022
	Title:	System And Method For Post Filtering Peak Power Reduction in Multi-Carrier Communications Systems

1035/DIV		DIV	11/295,926	2006-0087374	7,106,134	Granted
United States of America			06-Dec-2005	27-Apr-2006	12-Sep-2006	24-Apr-2023
	Title:	Feed Forward Amplifier Employing Bias Circuit Topologies for Minimization of RF Amplifier Memory Effects

1035/US		ORD	10/410,457	2003-0227330	7,034,620	Granted
United States of America			08-Apr-2003	11-Dec-2003	25-Apr-2006	28-Oct-2023
	Title:	RF Amplifier Employing Bias Circuit Topologies for Minimization of RF Amplifier Memory Effects

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1036/ORD		ORD	10/365,111	2005-0151457	6,794,933	Granted
United States of America			12-Feb-2003	14-Aug-2003	21-Sep-2004	12-Feb-2023
	Title:	Feed Forward RF Power Amplifier with High Efficiency Main Amplifier and Highly Linear Error Amplifier

1039/US		ORD	10/633,984	2004-0036532	6,850,115	Granted
United States of America			04-Aug-2003	26-Feb-2004	01-Feb-2005	04-Aug-2023
	Title:	Enhanced Efficiency LDMOS Based Feed Forward Amplfier

1040/CIP		CIP	10/889,636	2005-0009479	7,289,773	Granted
United States of America			12-Jul-2004	13-Jan-2005	30-Oct-2007	15-Mar-2024
	Title:	Digital Transmitter System Employing Self-Generating Predistortion Parameter Lists and Adaptive Controller

1040/ORD		ORD	10/761,788	2004-0152433	6,985,706	Granted
United States of America			21-Jan-2004	05-Aug-2004	10-Jan-2006	21-Jan-2024
	Title:	Feed Forward Amplifier System Employing Self-Generating Alignment Lists and Adaptive Controller

1041/ORD		ORD	10/668,912	2005-0062532	7,126,421	Granted
United States of America			23-Sep-2003	24-Mar-2005	24-Oct-2006	23-Sep-2023
	Title:	Method for Aligning Feed Forward Loops

1042/ORD		ORD	10/431,688	2004-0222848	7,158,386	Granted
United States of America			08-May-2003	11-Nov-2004	02-Jan-2007	08-May-2023
	Title:	Balanced Radio Frequency Power Amplifier with Temperature Compensation

1043/ORD		ORD	10/818,547	2004-0208259	7,349,490	Granted
United States of America			05-Apr-2004	21-Oct-2004	25-Mar-2008	01-Nov-2025
	Title:	Additive Digital Predistortion System Employing Parallel Path Coordinate Conversion

1045/DIV		DIV	11/288,580	2006-0077006	7,126,418	Granted
United States of America			29-Nov-2005	13-Apr-2006	24-Oct-2006	10-Sep-2023
	Title:	Delay Mismatched Feed Forward Amplifier System Using Penalties and Floors for Optimal Control

1045/ORD		ORD	10/733,498	20040124920	7,002,407	Granted
United States of America			11-Dec-2003	01-Jul-2004	21-Feb-2006	11-Dec-2023
	Title:	Delay mismatched feed forward amplifier system using penalties and floors for control

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1046/ORD		ORD	11/071,931	2005-0201061	7,342,788	Granted
United States of America			04-Mar-2005	15-Sep-2005	11-Mar-2008	19-Jan-2026
	Title:	RF Power Amplifier Assembly with Heat Pipe Enchanced Pallet

1047/ORD		ORD	11/081,384	2005-0242875	7,339,426	Granted
United States of America			16-Mar-2005	03-Nov-2005	04-Mar-2008	12-Apr-2025
	Title:	High Efficiency Linear Amplifier Employing Dynamically Controlled Back Off

1048/ORD		ORD	11/214,230	2006-0044075	7,400,214	Granted
United States of America			29-Aug-2005	02-Mar-2006	15-Jul-2008	28-Sep-2025
	Title:	Low Loss, High Power Air Dielectric Stripline Edge Coupling Structure

1049/ORD		ORD	09/310,013		6,298,097	Granted
United States of America			11-May-1999		02-Oct-2001	11-May-2019
	Title:	Amplifier with Wideband Digital Predistortion

1050/ORD		ORD	09/226,709		6,166,601	Granted
United States of America			07-Jan-1999		26-Dec-2000	07-Jan-2019
	Title:	Super-Linear Multi-Carrier Power Amplifier

1052/ORD		ORD	10/718,688	2005-0111575	7,330,517	Granted
United States of America			24-Nov-2003	26-May-2005	12-Feb-2008	01-Nov-2025
	Title:	Amplifier Linearization Using Nonlinear Predistortion

1054/DIV		DIV	09/972,697	2002-0016096	6,817,092	Granted
United States of America			04-Oct-2001	07-Feb-2002	16-Nov-2004	05-Nov-2019
	Title:	Method of Assembling a Circuit Board Apparatus with Pin Connectors

1055/ORD		ORD	09/082,651		6,081,160	Granted
United States of America			20-May-1998		27-Jun-2000	20-May-2018
	Title:	Method and Apparatus for Increasing the Bandwidth, and Reducing the Size, of the DC Feed Network for Wideband RF Amplifiers using Selective Placement of High Dielectric Constant Material

1056/DIV		DIV	10/024,116	2002-0080594	6,560,116	Granted
United States of America			18-Dec-2001	27-Jun-2002	06-May-2003	09-Nov-2019
	Title:	Electronics Apparatus with Wall Support Structure

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1056/ORD		ORD	09/435,953		6,366,473	Granted
United States of America			09-Nov-1999		02-Apr-2002	09-Nov-2019
	Title:	Method for Supporting a Wall

1058/ORD		ORD	09/658,398		6,421,253	Granted
United States of America			08-Sep-2000		16-Jul-2002	08-Sep-2020
	Title:	Durable Laminated Electronics Assembly using Epoxy Preform (Paseo Nuevo Platform)

1059/CONT		CON	10/200,399	2002-0196839	7,003,017	Granted
United States of America			22-Jul-2002	26-Dec-2002	21-Feb-2006	19-Apr-2020
	Title:	Method for Peak Power Reduction In Spread Spectrum Communication Systems

1059/ORD		ORD	09/746,167	2002-0006157	6,449,302	Granted
United States of America			22-Dec-2000	17-Jan-2002	10-Sep-2002	22-Dec-2020
	Title:	System and Method for Peak Power Reduction in Spread Spectrum Communications Systems

1060/DIV		DIV	09/925,854	2002-0029867	6,390,182	Granted
United States of America			09-Aug-2001	14-Mar-2002	21-May-2002	08-Sep-2020
	Title:	Method for Assembling an Electronics Assembly Incorporating a Heat Sink

1060/ORD		ORD	09/658,159		6,296,048	Granted
United States of America			08-Sep-2000		02-Oct-2001	08-Sep-2020
	Title:	Heat Sink Assembly

1061/ORD		ORD	10/023,343	2003-0112066	6,677,817	Granted
United States of America			17-Dec-2001	19-Jun-2003	13-Jan-2004	17-Dec-2021
	Title:	Embodiment I- Feed Forward Amplifier with Amplifier Stage Failure Detection using Pilot Tones

1062/ORD		ORD	10/023,340		6,556,076	Granted
United States of America			17-Dec-2001		29-Apr-2003	17-Dec-2021
	Title:	Embodiment II Feed Forward Amplifier with Amplifier Stage Failure Detection using Pilot Tones

1063/ORD		ORD	11/349,463	2006-0176129	7,283,022	Granted
United States of America			07-Feb-2006	10-Aug-2006	16-Oct-2007	07-Feb-2026
	Title:	Dual Mode Ceramic Filter

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1064/ORD		ORD	07/280,488		4,972,505	Granted
United States of America			08-Dec-1988		20-Nov-1990	08-Dec-2008
	Title:	Tunnel Distribute Cable Antenna System with Signal Taps Coupling Approximately Same Radiated Energy

1065/ORD		CON	10/738,276	2005-0001695	6,952,147	Granted
United States of America			16-Dec-2003	06-Jan-2005	04-Oct-2005	16-Dec-2023
	Title:	Microstrip Coupler

1066/US		ORD	10/227,687	2004-0037062	7,109,830	Granted
United States of America			26-Aug-2002	26-Feb-2004	19-Sep-2006	14-Jul-2023
	Title:	Highly Isolated RF Coupler

1067/ORD		ORD	10/386,013	2004-0100323	6,937,094	Granted
United States of America			11-Mar-2003	27-May-2004	30-Aug-2005	11-Mar-2023
	Title:	Systems and Methods of Dynamic Bias Switching for Radio Frequency Power Amplifiers

1068/ORD		ORD	10/723,094	2005-0110567	6,946,906	Granted
United States of America			25-Nov-2003	26-May-2005	20-Sep-2005	25-Nov-2023
	Title:	System and Method of Pilot Tone Reuse in a Feedforward Amplifier

1069/ORD		CIP	10/805,634	2004-0239446	7,049,907	Granted
United States of America			19-Mar-2004	02-Dec-2004	23-May-2006	24-Aug-2021
	Title:	System and Method for Adjusting Group Delay

1070/ORD		DIV	10/805,666	2004-0178848	6,897,724	Granted
United States of America			19-Mar-2004	16-Sep-2004	24-Mar-2005	24-Aug-2021
	Title:	System and Method for Adjusting Group Delay

1072/CIP		CIP	11/369,529	2006-0176113	7,187,232	Granted
United States of America			07-Mar-2006	10-Aug-2006	06-Mar-2007	05-May-2024
	Title:	Feed Forward Amplifier Employing Positive Feedback Pilot Generation with automatic level control

1073/ORD		ORD	10/217,726	2003-0100197	6,818,477	Granted
United States of America			13-Aug-2002	29-May-2003	16-Nov-2004	13-Aug-2022
	Title:	Method of Mounting a Component in an Edge-Plated Hole Formed in a Printed Circuit Board

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1075/ORD		ORD	10/052,801	2003-0064738	7,231,191	Granted
United States of America			29-Oct-2001	03-Apr-2003	12-Jun-2007	13-Sep-2023
	Title:	Spurious Ratio Control Circuit for Use with Feed-Forward Linear Amplifiers

1076/ORD		ORD	10/103,277	2003-0179055	6,949,992	Granted
United States of America			20-Mar-2002	25-Sep-2003	27-Sep-2005	20-Mar-2022
	Title:	System and Method of Providing Highly Isolated Radio Frequency Interconnections

1077/ORD		ORD	10/151,835	2003-0042979	6,856,215	Granted
United States of America			20-May-2002	06-Mar-2003	15-Feb-2005	20-May-2022
	Title:	System and Method for Adjusting Group Delay

1078/ORD		ORD	10/723,801	2005-0110563	6,958,647	Granted
United States of America			25-Nov-2003	26-May-2005	25-Oct-2005	25-Nov-2023
	Title:	Dual Loop Feedforward Power Amplifier

1079/ORD		ORD	10/723,802	2005-0113052	7,173,484	Granted
United States of America			23-Nov-2003	26-May-2005	06-Feb-2007	16-Dec-2024
	Title:	System and Method of Carrier Reinjection in a Feedforward Amplifier

1081/ORD		ORD	10/045,837	2003-0132816	6,794,954	Granted
United States of America			11-Jan-2002	17-Jul-2003	21-Sep-2004	11-Jan-2022
	Title:	Microstrip Coupler

1082/ORD		ORD	11/377,023	2006-0217083	7,193,462	Granted
United States of America			16-Mar-2006	28-Sep-2006	20-Mar-2007	16-Mar-2026
	Title:	RF Power Amplifier System Employing An Analog Predistortion Module Using Zero Crossings

1083/ORD		ORD	09/057,332	6,046,635	Granted
United States of America			08-Apr-1998	04-Apr-2000	08-Apr-2018
	Title:	Dynamic Predistortion Compensation for a Power Amplifier

1084/US		ORD	09/057,380	6,028,477	Granted
United States of America			08-Apr-1999	22-Feb-2000	08-Apr-2018
	Title:	Adaptive Biasing in a Power Amplifier

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1085/US		ORD	09/174,715		6,147,555	Granted
United States of America			19-Oct-1998		14-Nov-2000	19-Oct-2018
	Title:	Amplification System Having Mask Detection

1086/US		ORD	09/174,691		6,140,874	Granted
United States of America			19-Oct-1998		31-Oct-2000	19-Oct-2018
	Title:	Amplification System having Mask Detection and Bias Compensation

1087/US		ORD	09/174,641		6,118,339	Granted
United States of America			19-Oct-1998		12-Sep-2000	19-Oct-2018
	Title:	Amplification System Using Baseband Mixer

1088/US		ORD	09/425424		6,191,652	Granted
United States of America			22-Oct-1999		20-Feb-2001	22-Oct-2019
	Title:	Amplifier Distortion Correction Using Cross-Modulation

1089/ORD		ORD	08/639,264		5,796,304	Granted
United States of America			24-Apr-1996		18-Aug-1998	24-Apr-2016
	Title:	Broadband Amplifier with Quadrature Pilot

1090/US		ORD	09/174640		6,144,255	Granted
United States of America			19-Oct-1998		07-Nov-2000	19-Oct-2018
	Title:	Feed Forward Amplification System Having Mask Detection Compensation

1091/ORD		ORD	09/192,112		6,169,450	Granted
United States of America			13-Nov-1998		02-Jan-2001	13-Nov-2018
	Title:	Feed Forward Compensation Using Phase and Time Modulation

1092/ORD		ORD	09/425,346	6,211,733	Granted
United States of America			22-Oct-1999	03-Apr-2001	22-Oct-2019
	Title:	Improved Predistortion Compensation for a Power Amplifier

1093/US		ORD	09/174,705	6,493,543	Granted
United States of America			19-Oct-1998	10-Dec-2002	19-Oct-2018
	Title:	Multi-Channel Amplification System Using Mask Detection

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1094/ORD		ORD	09/108734		6,252,871	Granted
United States of America			01-Jul-1998		26-Jun-2001	01-Jul-2018
	Title:	Switchable Combiner/Splitter

1095/ORD		ORD	09/189,642		6,531,918	Granted
United States of America			10-Nov-1999		11-Mar-2003	10-Nov-2019
	Title:	Low Cost, Pilotless, Feed Forward Compensation for a Power Amplifier

1096/ORD		ORD	11/401,530	2006-0232332	7,288,988	Granted
United States of America			11-Apr-2006	19-Oct-2006	30-Oct-2007	11-Apr-2026
	Title:	Adaptive Predistortion Linearized Amplifier System Employing Selective Sampling

1107/ORD		ORD	10/187,177	2003-0001669	6,734,726	Granted
United States of America			27-Jun-2002	02-Jan-2003	11-May-2004	31-Oct-2022
	Title:	BALANCED DISTORTION REDUCTION CIRCUIT

1108/ORD		ORD	10/085,340	2002-0132644	7,466,990	Granted
United States of America			27-Feb-2002	19-Sep-2002	16-Dec-2008	12-Oct-2022
	Title:	Intelligent multiplexers in an antenna line management system

1110/ORD		ORD	10/600,151	2004-0257177	7,096,565	Granted
United States of America			19-Jun-2003	23-Dec-2004	29-Aug-2006	08-Jun-2024
	Title:	Flanged inner conductor coaxial resonators

1112/ORD		ORD	09/745,718	2001-0052817	6,396,350	Granted
United States of America			21-Dec-2000	20-Dec-2001	28-May-2002	21-Dec-2020
	Title:	Power Booster Method and Apparatus For Improving The Performance of Radio Frequency Linear Power Amplifiers

1113/PCT		ORD	09/285,071	6,005,522	Granted
United States of America			02-Apr-1999	21-Dec-1999	02-Apr-2019
	Title:	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements

1114/ORD		ORD	07/717,844	5,272,450	Granted
United States of America			20-Jun-1991	21-Dec-1993	20-Jun-2011
	Title:	DC FEED NETWORK FOR WIDEBAND RF POWER AMPLIFIER

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1115/ORD		ORD	07/961,995		5,304,959	Granted
United States of America			16-Oct-1992		19-Apr-1994	16-Oct-2012
	Title:	Planar Microstrip Balun

1116/ORD		ORD	07/994,745		5,329,156	Granted
United States of America			22-Dec-1992		12-Jul-1994	22-Dec-2012
	Title:	Feed Bus for RF Power Transistors

1117/ORD		ORD	08/032,227		5,338,974	Granted
United States of America			17-Mar-1993		16-Aug-1994	17-Mar-2013
	Title:	RF Power Transistor Package

1118/ORD		ORD	08/087,764		5,374,905	Granted
United States of America			09-Jul-1993		20-Dec-1994	09-Jul-2013
	Title:	Phase Locked Loop Motor Control Circuit for Tuning Cavity Resonator

1119/ORD		ORD	07/687,888		5,408,688	Granted
United States of America			15-Jun-1992		18-Apr-1995	15-Jun-2012
	Title:	Method and a device pertaining to an electro-mechanically controlled resonance module

1120/ORD		ORD	08/236,312		5,414,296	Granted
United States of America			12-May-1994		09-May-1995	12-May-2014
	Title:	Venetian blind cell layout for RF power transistor

1121/ORD		ORD	08/369,546		5,528,196	Granted
United States of America			06-Jan-1995		18-Jun-1996	06-Jan-2015
	Title:	Linear RF amplifier having reduced intermodulation distortion

1122/ORD		ORD	08/444,183	5,570,063	Granted
United States of America			18-Jan-1995	29-Oct-1996	18-Jan-2015
	Title:	RF power amplifier with signal predistortion for improved linearity

1123/ORD		ORD	08/412,479	5,644,268	Granted
United States of America			28-Mar-1995	01-Jul-1997	28-Mar-2015
	Title:	Feed Forward RF amplifier for combined signal and error amplification

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1124/ORD		ORD	08/685,222		5,760,646	Granted
United States of America			23-Jul-1996		02-Jun-1998	23-Jul-2016
	Title:	Feed forward correction loop with adaptive predistortion injection for linearization of RF power amplifier

1125/ORD		ORD	08/672,576		5,789,927	Granted
United States of America			28-Jun-1996		04-Aug-1998	28-Jun-2016
	Title:	Baseband measurement of RF power amplifier distortion

1126/ORD		ORD	08/678,764		5,799,247	Granted
United States of America			11-Jul-1996		25-Aug-1998	11-Jul-2016
	Title:	Filter

1127/ORD		ORD	08/648,027		5,809,398	Granted
United States of America			14-May-1996		15-Sep-1998	14-May-2016
	Title:	Channel-selective repeater

1128/ORD		ORD	08/724,759		5,821,811	Granted
United States of America			03-Oct-1996		13-Oct-1998	03-Oct-2016
	Title:	Bypass device in an amplifier unit

1129/ORD		ORD	08/037,508		5,825,088	Granted
United States of America			24-Mar-1993		20-Oct-1998	20-Oct-2015
	Title:	Low thermal resistance spring biased RF semiconductor package and mounting structure

1130/ORD		ORD	08/722,698		5,825,089	Granted
United States of America			30-Sep-1996		20-Oct-1998	30-Sep-2016
	Title:	Low thermal resistance spring biased RF semiconductor package mounting structure

1131/ORD		ORD	08/779,816	5,850,104	Granted
United States of America			06-Jan-1997	15-Dec-1998	06-Jan-2017
	Title:	Integral lid/clamp for high power transistor

1132/ORD		PCT	08/836,637	5,864,259	Granted
United States of America			03-Jun-1997	26-Jan-1999	26-Jan-2016
	Title:	Measuring line for a coaxial conductor for determining energy throughflow and standing wave ratios

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1133/ORD		ORD	08/626,239		5,892,397	Granted
United States of America			29-Mar-1996		06-Apr-1999	29-Mar-2016
	Title:	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different functions of input signal amplitude

1134/ORD		ORD	08/821,246		5,894,250	Granted
United States of America			20-Mar-1997		13-Apr-1999	20-Mar-2017
	Title:	Cavity resonator filter structure having improved cavity arrangement

1135/ORD		ORD	08/717,500		5,898,338	Granted
United States of America			20-Sep-1996		27-Apr-1999	20-Sep-2016
	Title:	Adaptive digital predistortion linearization and feed-forward correction of RF power amplifier

1136/ORD		ORD	08/878,495		5,905,419	Granted
United States of America			18-Jun-1997		18-May-1999	18-Jun-2017
	Title:	Temperature compensation structure for resonator cavity

1137/ORD		ORD	09/026,925		5,929,704	Granted
United States of America			20-Feb-1998		27-Jul-1999	20-Feb-2018
	Title:	Control of RF error extraction using auto-calibrating RF correlator

1138/ORD		ORD	09/106,167		5,949,283	Granted
United States of America			29-Jun-1998		07-Sep-1999	29-Jun-2018
	Title:	Adaptive digital predistortion linearization and feed-forward correction of RF power amplifier

1139/PCT		ORD	08/750,714	5,949,303	Granted
United States of America			17-Dec-1996	07-Sep-1999	17-Dec-2016
	Title:	Movable dielectric body for controlling propagation velocity in a feed line

1140/ORD		PCT	08/809,071	5,963,854	Granted
United States of America			14-Mar-1997	05-Oct-1999	12-Jul-2016
	Title:	Antenna amplifier

1141/ORD		ORD	08/886,990	5,969,584	Granted
United States of America			02-Jul-1997	19-Oct-1999	02-Jul-2017
	Title:	Resonating structure providing notch and bandpass filtering

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1142/ORD		ORD	09/019,847		5,977,835	Granted
United States of America			06-Feb-1998		02-Nov-1999	06-Feb-2018
	Title:	Method and circuit arrangement for reducing passband ripple of a bandpass filter

1143/ORD		PCT	08/865,940		5,987,304	Granted
United States of America			30-May-1997		16-Nov-1999	31-May-2016
	Title:	Repeater with variable bandwidth

1144/ORD		ORD	08/956,786		6,002,311	Granted
United States of America			23-Oct-1997		14-Dec-1999	23-Oct-2017
	Title:	Dielectric TM mode resonator for RF filters

1145/ORD		ORD	08/854,660		6,008,763	Granted
United States of America			12-May-1997		28-Dec-1999	12-May-2017
	Title:	Flat antenna

1146/ORD		ORD	08/796,691		6,009,324	Granted
United States of America			04-Mar-1997		28-Dec-1999	04-Mar-2017
	Title:	Method and device for monitoring a mobile telephone repeater

1147/ORD		ORD	09/027,933	US6018319	6,018,319	Granted
United States of America			23-Jan-1998	25-Jan-2000	25-Jan-2000	23-Jan-2018
	Title:	Antenna element

1148/ORD		ORD	08/865,068		6,020,861	Granted
United States of America			29-May-1997		01-Feb-2000	29-May-2017
	Title:	Elongated antenna

1149/ORD		ORD	09/273,855		6,029,285	Granted
United States of America			22-Mar-1999	02-Jun-1998	29-Feb-2000	22-Mar-2019
	Title:	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different functions of input signal amplitude

1150/ORD		ORD	08/890,215		6,041,083	Granted
United States of America			09-Jul-1997		21-Mar-2000	09-Jul-2017
	Title:	Method and system for tuning resonance modules

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1151/ORD		ORD	09/208,577		6,054,953	Granted
United States of America			10-Dec-1998		25-Apr-2000	10-Dec-2018
	Title:	Dual band antenna

1152/ORD		ORD	09/018,851		6,069,586	Granted
United States of America			04-Feb-1998		30-May-2000	04-Feb-2018
	Title:	Antenna operating with two isolated channels

1153/ORD		ORD	09/012,755		6,072,824	Granted
United States of America			23-Jan-1998		06-Jun-2000	23-Jan-2018
	Title:	Circuit arrangement for reducing intermodulation in a bandpass filter system

1154/ORD		ORD	09/053,529		6,078,216	Granted
United States of America			31-Mar-1998		20-Jun-2000	31-Mar-2018
	Title:	Aliased wide band performance monitor for adjusting predistortion and vector modulator control parameters of RF amplifier

1155/ORD		ORD	09/356,166		6,104,241	Granted
United States of America			16-Jul-1999		15-Aug-2000	16-Jul-2019
	Title:	High efficiency feed-forward RF power amplifier with predistoration enhancement

1156/ORD		ORD	09/120,885		6,104,348	Granted
United States of America			23-Jul-1998		15-Aug-2000	23-Jul-2018
	Title:	Antenna device with improved channel isolation

1157/ORD		ORD	09/195,536		6,111,462	Granted
United States of America			18-Nov-1998		29-Aug-2000	18-Nov-2018
	Title:	RF power amplifier linearization using parallel RF power amplifiers having intermod-complementing predistortion paths

1158/ORD		ORD	09/161,391	6,137,444	Granted
United States of America			28-Sep-1998	24-Oct-2000	28-Sep-2018
	Title:	Method of producing an antenna element assembly

1159/ORD		ORD	09/211,260	6,198,363	Granted
United States of America			14-Dec-1998	06-Mar-2001	14-Dec-2018
	Title:	Filter and tuning element

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1160/ORD		ORD	09/525,521		6,208,299	Granted
United States of America			15-Mar-2000		27-Mar-2001	15-Mar-2020
	Title:	Dual band antenna arrangement

1161/ORD		ORD	09/332,976		6,222,428	Granted
United States of America			15-Jun-1999		24-Apr-2001	15-Jun-2019
	Title:	Tuning assembly for a dielectrical resonator in a cavity

1162/ORD		ORD	09/247,380		6,232,851	Granted
United States of America			10-Feb-1999		15-May-2001	10-Feb-2019
	Title:	Coupling structure for cavity resonators

1163/ORD		ORD	09/213,980		6,243,038	Granted
United States of America			17-Dec-1998		05-Jun-2001	17-Dec-2018
	Title:	System and method providing amplification of narrow band signals with multi-channel amplifiers

1164/ORD		ORD	09/109,746		6,246,727	Granted
United States of America			06-Jul-1998		12-Jun-2001	06-Jul-2018
	Title:	Method and system for tuning resonance modules

1165/ORD		ORD	09/424,859		6,255,922	Granted
United States of America			12-Jan-2000		03-Jul-2001	12-Jan-2020
	Title:	Microwave resonator with dielectric tuning body resiliently secured to a movable rod by spring means

1166/ORD		ORD	09/511,877		6,275,106	Granted
United States of America			25-Feb-2000		14-Aug-2001	25-Feb-2020
	Title:	Spectral distortion monitor for controlling pre-distortion and feed-forward linearization of RF power amplifier

1167/ORD		ORD	09/334,919	6,278,341	Granted
United States of America			17-Jun-1999	21-Aug-2001	17-Jun-2019
	Title:	Microstrip filter device

1168/ORD		ORD	09/260,016	6,283,425	Granted
United States of America			02-Mar-1999	04-Sep-2001	02-Mar-2019
	Title:	Mounting bracket

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1169/ORD		ORD	09/336,744		6,295,028	Granted
United States of America			21-Jun-1999		25-Sep-2001	21-Jun-2019
	Title:	Dual band antenna

1170/ORD		ORD	09/539,435		6,320,483	Granted
United States of America			30-Mar-2000		20-Nov-2001	30-Mar-2020
	Title:	Multi surface coupled coaxial resonator

1171/ORD		ORD	09/641,090		6,359,508	Granted
United States of America			17-Aug-2000		19-Mar-2002	17-Aug-2020
	Title:	Distortion detection apparatus for controlling predistortion, carrier cancellation and feed-forward cancellation in linear RF power amplifiers

1172/ORD		ORD	09/927,814		6,384,681	Granted
United States of America			10-Aug-2001		07-May-2002	10-Aug-2021
	Title:	Swept performance monitor for measuring and correcting RF power amplifier distortion

1173/ORD		ORD	09/774,179		6,396,366	Granted
United States of America			16-Apr-2001		28-May-2002	16-Apr-2021
	Title:	Coaxial cavity resonator

1174/ORD		ORD	09/928,127		6,407,635	Granted
United States of America			10-Aug-2001		18-Jun-2002	10-Aug-2021
	Title:	Carrier-blanking mechanism for sweeping detector used to measure and correct RF power amplifier distortion

1175/ORD		ORD	10/034,016		6,452,446	Granted
United States of America			20-Dec-2001		17-Sep-2002	20-Dec-2021
	Title:	Closed loop active cancellation technique (ACT)-based RF power amplifier linearization architecture

1176/ORD		ORD	09/489,505		6,466,113	Granted
United States of America			21-Jan-2000		15-Oct-2002	21-Jan-2020
	Title:	Multi-layer RF printed circuit architecture with low-inductance interconnection and low thermal resistance for wide-lead power devices

1177/ORD		PCT	09/719,542	WO99/66585	6,496,089	Granted
United States of America			05-Feb-2001	23-Dec-1999	17-Dec-2002	18-Jun-2019
	Title:	Device for tuning of a dielectric resonator

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1178/ORD		ORD	09/727,936		6,501,349	Granted
United States of America			01-Dec-2000		31-Dec-2002	01-Dec-2020
	Title:	Method and arrangement for fastening inner conductor of resonator structure

1179/ORD		ORD	09/859,720	US 2002-0008577 A1	6,504,428	Granted
United States of America			16-May-2001	24-Jan-2002	07-Jan-2003	16-May-2021
	Title:	High linearity multicarrier RF amplifier

1180/ORD		ORD	09/746,440	2002-0005755	6,522,197	Granted
United States of America			21-Dec-2000	17-Jan-2002	18-Feb-2003	21-Dec-2020
	Title:	Method and apparatus for optimum biasing of cascaded MOSFET radio-frequency devices

1181/ORD		ORD	09/756,038		6,525,603	Granted
United States of America			05-Jan-2001		25-Feb-2003	05-Jan-2021
	Title:	Feedforward amplifier linearization adapting off modulation

1182/ORD		ORD	09/769,709		6,587,014	Granted
United States of America			25-Jan-2001		01-Jul-2003	25-Jan-2021
	Title:	Switch assembly with a multi-pole switch for combining amplified RF signals to a single RF signal

1183/ORD		ORD	09/820,624	2001-0026202	6,593,832	Granted
United States of America			20-Mar-2001	04-Oct-2001	15-Jul-2003	20-Mar-2021
	Title:	Coaxial cavity resonator, filter and use of resonator component in a filter

1184/ORD		ORD	09/926,695		6,600,393	Granted
United States of America			26-Feb-2002		29-Jul-2003	26-Feb-2022
	Title:	Temperature-compensated rod resonator

1185/ORD		ORD	09/725,435	6,614,331	Granted
United States of America			29-Nov-2000	02-Sep-2003	29-Nov-2020
	Title:	Method of manufacturing inner conductor of resonator, and inner conductor of resonator

1186/ORD		ORD	09/872,294	6,617,817	Granted
United States of America			01-Jun-2001	09-Sep-2003	01-Jun-2021
	Title:	Electrical time constant compensation method for switched, voltage-mode driver circuit

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1187/ORD		ORD	09/875,322	2003-0020558	6,621,368	Granted
United States of America			06-Jun-2001	30-Jan-2003	16-Sep-2003	06-Jun-2021
	Title:	Dynamic range extension for an electronic circuit

1188/ORD		ORD	10/069,108		6,636,126	Granted
United States of America			27-Feb-2002		21-Oct-2003	27-Feb-2022
	Title:	Four port hybrid

1189/ORD		ORD	09/876,590	US 2003-0043000 A1	6,650,208	Granted
United States of America			07-Jun-2001	06-Mar-2003	18-Nov-2003	07-Jun-2021
	Title:	Dual-mode resonator

1190/ORD		ORD	09/922,542	2003-0025569	6,664,873	Granted
United States of America			03-Aug-2001	06-Feb-2003	16-Dec-2003	03-Aug-2021
	Title:	Tunable resonator

1192/ORD		ORD	10/125,221	2002-0113673	6,681,483	Granted
United States of America			18-Apr-2002	22-Aug-2002	27-Jan-2004	18-Apr-2022
	Title:	Multi-layer RF printed circuit architecture with low-inductance interconnection and low thermal resistance for wide-lead power devices

1193/CIP		CIP	10/769,764	2004-0209568	7,398,053	Granted
United States of America			03-Feb-2004	21-Oct-2004	08-Jul-2008	17-Oct-2021
	Title:	Method and apparatus for stability margin determination in a repeater

1193/ORD		ORD	09/542,951		6,745,007	Granted
United States of America			04-Apr-2000		01-Jun-2004	04-Apr-2020
	Title:	Method and apparatus for stability margin determination in a repeater

1194/ORD		ORD	10/399,789	2004-0036388	6,787,696	Granted
United States of America			08-Sep-2003	26-Feb-2004	07-Sep-2004	08-Sep-2023
	Title:	Shielded housing

1195/ORD		ORD	10/404,929	2003-0193378	6,801,105	Granted
United States of America			01-Apr-2003	16-Oct-2003	05-Oct-2004	01-Apr-2023
	Title:	Resonator of radio-frequency filter

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1196/ORD		ORD	10/433,476	2004-0070467	6,816,043	Granted
United States of America			11-Jun-2003	15-Apr-2004	09-Nov-2004	11-Jun-2023
	Title:	Wave-guide and a connector therefor

1197/ORD		ORD	10/416,162	2004-0027290	6,831,608	Granted
United States of America			15-May-2003	12-Feb-2004	14-Dec-2004	15-May-2023
	Title:	Microwave antenna with patch mounting device

1198/ORD		ORD	10/432,617	2004-0061571	6,859,177	Granted
United States of America			05-Jun-2003	01-Apr-2004	22-Feb-2005	05-Jun-2023
	Title:	Four port hybrid microstrip circuit of Lange type

1199/ORD		ORD	10/432,618	2004-0056710	6,864,743	Granted
United States of America			05-Jun-2003	25-Mar-2004	08-Mar-2005	05-Jun-2023
	Title:	Microwave amplifier with bypass segment

1200/ORD		ORD	10/399,861	2004-0041740	6,906,666	Granted
United States of America			25-Aug-2003	04-Mar-2004	14-Jun-2005	25-Aug-2023
	Title:	Beam adjusting device

1204/ORD		ORD	10/332,373	2004-0028501	7,227,434	Granted
United States of America			09-Sep-2003	12-Feb-2004	05-Jun-2007	09-Sep-2023
	Title:	TUNING SCREW ASSEMBLY

1205/CIP		CIP	11/066,397	2005-0151598	7,023,293	Granted
United States of America			28-Feb-2005	14-Jul-2005	04-Apr-2006	31-Oct-2023
	Title:	Method for tuning a radio filter and a system for tuning a radio filter

1205/ORD		ORD	10/433,607	2004-0097203	6,987,427	Granted
United States of America			16-Jun-2003	20-May-2004	17-Jan-2006	16-Jun-2023
	Title:	Method for tuning a radio filter and a system for tuning a radio filter

1206/ORD		ORD	10/473,138	2004-0171301	7,008,265	Granted
United States of America			07-Oct-2003	02-Sep-2004	07-Mar-2006	07-Oct-2023
	Title:	CIRCUIT BOARD CONNECTOR

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1208/ORD		ORD	11/252,888	2006-0111070	7,388,458	Granted
United States of America			19-Oct-2004	25-May-2006	17-Jun-2008	08-Mar-2025
	Title:	A DC-extracting arrangement and a filter

1209/PCT		PCT	10/555,015	2007-0053129	7,471,172	Granted
United States of America			30-Apr-2004	08-Mar-2007	30-Dec-2008	04-Nov-2024
	Title:	Microwave transmission unit including lightning protection

1224/ORD		PCT	10/451,142	2004-0097203	7,092,685	Granted
United States of America			27-Jun-2003	20-May-2004	15-Aug-2006	11-Aug-2021
	Title:	Method for tuning a radio filter and a system for tuning a radio filter

1233/		CIP	11/372,513	2007-0018723	7,301,397	Granted
United States of America			10-Mar-2006	25-Jan-2007	27-Nov-2007	10-Feb-2024
	Title:	Enhanced Efficiency Feed Forward Power Amplifier with Delay Mismatched Error Cancellation Loop

1245/ORD		ORD	09/734,230	2002-0071251	6,407,923	Granted
United States of America			11-Dec-2000	13-Jun-2002	18-Jun-2002	11-Dec-2020
	Title:	Support and cooling architecture for RF printed circuit boards having multi-pin square post type connectors for RF connectivity

1247/		ORD	08/594,089		5,742,201	Granted
United States of America			30-Jan-1996		21-Apr-1998	30-Jan-2016
	Title:	Polar envelope correction mechanism for enhancing linearity of RF/Microwave power amplifier

1248/		ORD	10/617,463		6,819,176	Granted
United States of America			11-Jul-2003		16-Nov-2004	11-Jul-2023
	Title:	High power, wide bandwidth operational amplifier

1250/		ORD	09/553,005		RE37,407	Granted
United States of America			19-Apr-2000		16-Oct-2001	19-Apr-2020
	Title:	Polar envelope correction mechanism for enhancing linearity of RF microwave power amplifier

1258/123		PCT	10/362,755	2003-0181191	6,897,723	Granted
United States of America			21-Dec-2001	25-Sep-2003	24-May-2005	21-Dec-2021
	Title:	Feed forward amplifier loop control utilizing IF signal processing

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1261/		ORD	11/354,220	2007-0035216	7,326,667	Granted
United States of America			13-Feb-2006	15-Feb-2007	05-Feb-2008	17-Jul-2026
	Title:	Microwave dielectric ceramic

1307/		PCT	07/377,854		5,047,739	Granted
United States of America			07-Oct-1988		10-Sep-1991	07-Oct-2008
	Title:	A TRANSMISSION LINE RESONATOR

1308/		ORD	07/971530		5,304,968	Granted
United States of America			28-Oct-1992		19-Apr-1994	28-Oct-2012
	Title:	Temperature Compensated Resonator

1309/		ORD	09/956,647		6,566,984	Granted
United States of America			22-Sep-2000		20-May-2003	22-Sep-2020
	Title:	High-frequency filter

1311/		ORD	09/327,704		6,329,889	Granted
United States of America			12-Jun-1998		11-Dec-2001	12-Jun-2018
	Title:	COUPLING ELEMENT AND HIGH-FREQUENCY FILTER

1312/		ORD	09/517,925		6,366,184	Granted
United States of America			03-Mar-1999		02-Apr-2002	03-Mar-2019
	Title:	Coupling element and manufacturing method for it and high-frequency filter

1313/		ORD	09/605,908		6,570,472	Granted
United States of America			29-Jun-1999		27-May-2003	29-Jun-2019
	Title:	Low-pass filter

1314/		ORD	09/956,647	2002-0036551	6,566,984	Granted
United States of America			22-Sep-2000	28-Mar-2002	20-May-2003	22-Sep-2020
	Title:	Resonator filter

1315/		ORD	09/902,852	2002-0005768	6,710,684	Granted
United States of America			17-Jul-2000	17-Jan-2002	23-Mar-2004	17-Jul-2020
	Title:	Method for attaching a resonator part and a resonator

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1316/		ORD	10/617,898	2004-0008094	6,927,646	Granted
United States of America			12-Jul-2002	15-Jan-2004	09-Aug-2005	17-Sep-2022
	Title:	Bypass arrangement for low-noise amplifier

1317/		PCT	11/132,688	2005-0212623	7,180,391	Granted
United States of America			17-Mar-2004	29-Sep-2005	20-Feb-2007	17-Mar-2024
	Title:	Resonator filter

1322/		PCT	11/264,479	2006-0071737	7,236,069	Granted
United States of America			18-May-2005	06-Apr-2006	26-Jun-2007	18-May-2025
	Title:	Adjustable resonator filter

1351/		DES	D/043,409		D378,592	Granted
United States of America			01-Sep-1995		25-Mar-1997	25-Mar-2011
	Title:	Antenna Device

1352/		DES	D/099,480		D429,703	Granted
United States of America			22-Jan-1999		22-Aug-2000	22-Aug-2014
	Title:	Enclosure for active ellectronics circuits

1353/		DES	D/118,472		D433,390	Granted
United States of America			09-Feb-2000		07-Nov-2000	07-Nov-2014
	Title:	Enclosure for active electronic circuits with an outer cover

Non- U.S. Patent List

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1002/		PCT	10-2006-7021125		10-0803648	Granted
Korea, Republic of			11-Oct-2006		05-Feb-2008	14-Feb-2025
	Title:	System and Method for Control of loop alignment for feed forward amplifiers

1005/PCT		PCT	10-2006-7000164	10-2006-0026480	10-0837743	Granted
Korea, Republic of			01-Jul-2004	23-Mar-2006	05-Jun-2006	01-Jul-2024
	Title:	Digital Predistortion System and Method for Correcting Memory Effects within an RF Power Amplifier

1006/KR		PCT	10-2005-7019242	10-2005-0119204	10-0800985	Granted
Korea, Republic of			07-Apr-2004	20-Dec-2005	29-Jan-2008	07-Apr-2024
	Title:	Combiner Alignment by Adjusting the Digital Input of Transmitter Modules Based on Anti-Phase Pilot Signals

1007/KR		PCT	10-2004-7014648	10-2004-0104522	10-0727798	Granted
Korea, Republic of			18-Mar-2003	10-Dec-2004	07-Jun-2007	18-Mar-2023
	Title:	System and Method for Eliminating Signal Zero Crossings in Single and Multiple Channel Communications Systems

1009/KR		PCT	10-2005-7014838	10-2005-0101210	10-0847238	Granted
Korea, Republic of			11-Feb-2004	20-Oct-2005	14-Jul-2008	11-Feb-2024
	Title:	Enhanced Efficiency Feed Forward Power Amplifier Utilizing Reduced Cancellation Bandwidth and Small Error Amplifier

1010/KR		PCT	10-2005-7022065	10-2006-0012011	10-0734767	Granted
Korea, Republic of			20-May-2004	06-Feb-2006	27-Jun-2007	20-May-2024
	Title:	Circuit Board Assembly Employing Solder Vent Hole

1020/		PRI	9800683-6	SE9800683	520621	Granted
Sweden			04-Mar-1998	05-Sep-1999	05-Aug-2003	04-Mar-2018
	Title:	SYSTEM AND A METHOD FOR TRANSFER OF A DIGITAL INFORMATION CARRYING SIGNAL

1023/		PCT	10-2006-7020483		10-864196	Granted
Korea, Republic of			29-Sep-2006		13-Oct-2008	24-Feb-2025
	Title:	Digital predistortion system and method for linearizing an RF power amplifier with nonlinear gain characteristics and memory effects

1024/		PCT	10-2006-7020665	10-2006-0116252	10-0802353	Granted
Korea, Republic of			23-Feb-2005	14-Nov-2006	01-Feb-2008	23-Feb-2025
	Title:	Digital predistortion system and method for high efficiency transmitters

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1030/CA		PCT	2413282	CA2413282	2413282	Granted
Canada			19-Jun-2001	27-Dec-2001	25-May-2004	19-Jun-2021
	Title:	System and Method for Peak Power Reduction in Multiple Carrier Communications Systems

1030/KR		PCT	10-2002-7017457	10-2003-0017555	10-0491194	Granted
Korea, Republic of			20-Dec-2002	03-Mar-2003	16-May-2005	19-Jun-2021
	Title:	System and Method for Peak Power Reduction in Multiple Carried Communications Systems

1032/CA		PCT	2450378	CA2450378	2450378	Granted
Canada			28-Jun-2002	16-Jan-2003	21-Oct-2008	28-Jun-2022
	Title:	System and Method for Post Filtering Peak Power Reduction in Communications Systems

1032/CN		PCT	02813477.X	1522502	ZL02813477.X	Granted
China (Peoples Republic)			28-Jun-2002	18-Aug-2004	26-Dec-2007	28-Jun-2022
	Title:	System and Method for Post Filtering Peak Power Reduction in Communications Systems

1032/KR		PCT	10-2004-7000033	10-2004-0010834	10-0664896	Granted
Korea, Republic of			18-Jun-2002	31-Jan-2004	28-Dec-2006	28-Jul-2022
	Title:	System and Method for Post Filtering Peak Power Reduction in Communications Systems

1033/CA		PCT	2452349	CA2452349	2452349	Granted
Canada			30-Jul-2002	13-Feb-2003	23-Sep-2008	30-Jul-2022
	Title:	System and Method for Post Filtering Peak Power Reduction in Communications Systems

1039/KR		PCT	10-2005-7003146	10-2005-0037588	10-0847237	Granted
Korea, Republic of			19-Aug-2003	22-Apr-2005	18-Jul-2008	19-Aug-2023
	Title:	Enhanced Efficiency LDMOS Based FeedForward Amplfier

1040/CN		PCT	200480002521.5	1742442	200480002521.5	Granted
China (Peoples Republic)			22-Jan-2004	01-Mar-2006	06-Aug-2008	22-Jan-2024
	Title:	Combined Use of Self-Generating Alignment Lists and Adaptive Controllers to Align a Feed Forward System

1040/EP		PCT	04704477.1	EP1590893	1590893	Granted
European Patent Convention			22-Jan-2004	02-Nov-2005	21-Jan-2009	22-Jan-2024
	Title:	Feed Forward Amplifier System Employing Self-Generating Alignment Lists and Adaptive Controller

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1040/DIV		DIV	10-2007-7023628	10-2007-0106649	10-0855198	Granted
Korea, Republic of			15-Oct-2007	02-Nov-2007	25-Aug-2008	05-Aug-2024
	Title:	Combined Use of Self-Generating Alignment Lists and Adaptive Controllers to Align a Feed Forward System

1043/KR		PCT	10-2005-7019650	10-2005-0122261	10-0681727	Granted
Korea, Republic of			07-Apr-2004	28-Dec-2005	06-Feb-2007	07-Apr-2024
	Title:	Additive Digital Predistortion System Employing Parallel Path Coordinate Conversion

1059/CA		PCT	2406757	CA2406757	2406757	Granted
Canada			28-Feb-2001	01-Nov-2001	23-Mar-2004	28-Feb-2021
	Title:	System and Method for Peak Power Reduction in Spread Spectrum Communications Systems

1059/CN		PCT	01808283.1	1425242	ZL01808283.1	Granted
China (Peoples Republic)			28-Feb-2001	18-Jun-2003	08-Nov-2006	28-Feb-2021
	Title:	System and Method for Peak Power Reduction in Spread Spectrum Communications Systems

1059/KR		PCT	10-2002-7014082	10-2002-0089512	KR10-0466057	Granted
Korea, Republic of			28-Feb-2001	29-Nov-2002	04-Jan-2005	28-Feb-2021
	Title:	System and Method for Peak Power Reduction in Spread Spectrum Communications Systems

1067/EP		PCT	03787071.4	EP1563600	1563600	Granted
European Patent Convention			20-Nov-2003	17-Aug-2005	30-Oct-2008	20-Nov-2023
	Title:	Systems and Methods of Dynamic Bias Switching for Radio Frequency Power Amplifiers

1083/CA		PCT	2293337	CA2293337	2293337	Granted
Canada			07-Apr-1999	14-Oct-1999	26-Oct-2004	07-Apr-2019
	Title:	Dynamic Predistortion Compensation for a Power Amplifier

1083/EP		PCT	99916474.2	EP0988694	0988694	Granted
European Patent Convention			07-Apr-1999	29-Mar-2000	22-Jun-2005	07-Apr-2019
	Title:	Dynamic Predistortion Compensation for a Power Amplifier

1083/EP		EPP	99916474.2	EP0988694	0988694	Granted
Finland			07-Apr-1999	29-Mar-2000	22-Jun-2005	07-Apr-2019
	Title:	Dynamic Predistortion Compensation for a Power Amplifier

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1083/DE		PCT	69925887.1-08	EP0988694	69925887T	Granted
Germany			07-Apr-1999	28-Jul-2005	20-Apr-2006	07-Apr-2019
	Title:	Dynamic Predistortion Compensation for a Power Amplifier

1083/EP		EPP	99916474.2	EP0988694	0988694	Granted
Sweden			07-Apr-1999	29-Mar-2000	22-Jun-2005	07-Apr-2019
	Title:	Dynamic Predistortion Compensation for a Power Amplifier

1083/EP		EPP	99916474.2	EP0988694	0988694	Granted
United Kingdom			07-Apr-1999	29-Mar-2000	22-Jun-2005	07-Apr-2019
	Title:	Dynamic Predistortion Compensation for a Power Amplifier

1084/CA		PCT	2293241	CA2293241	2293241	Granted
Canada			07-Apr-1999	14-Oct-1999	06-Aug-2002	07-Apr-2019
	Title:	Adaptive Biasing in a Power Amplifier

1084/EP		PCT	99917362.8	EP0995261	0995261	Granted
European Patent Convention			07-Apr-1999	26-Apr-2000	22-Feb-2006	07-Apr-2019
	Title:	Adaptive Biasing in a Power Amplifier

1084/EP		EPP	99917362.8	EP0995261	EP0995261	Granted
Finland			07-Apr-1999	26-Apr-2000	22-Feb-2006	07-Apr-2019
	Title:	Adaptive Biasing in a Power Amplifier

1084/EP		EPP	99917362.8	EP0995261	0995261	Granted
France			07-Apr-1999	26-Apr-2000	22-Feb-2006	07-Apr-2019
	Title:	Adaptive Biasing in a Power Amplifier

1084/EP		EPP	99917362.8	EP0995261	69929964T	Granted
Germany			07-Apr-1999	26-Apr-2000	22-Feb-2006	07-Apr-2019
	Title:	Adaptive Biasing in a Power Amplifier

1084/KR		PCT	10-1999-7011540	10-2001-0013533	KR10-0371083	Granted
Korea, Republic of			07-Apr-1999	26-Feb-2001	22-Jan-2003	07-Apr-2019
	Title:	Adaptive Biasing in a Power Amplifier

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1084/EP		EPP	99917362.8	EP0995261	0995261	Granted
Sweden			07-Apr-1999	26-Apr-2000	22-Feb-2006	07-Apr-2019
	Title:	Adaptive Biasing in a Power Amplifier

1084/EP		EPP	99917362.8	EP0995261	0995261	Granted
United Kingdom			07-Apr-1999	26-Apr-2000	22-Feb-2006	07-Apr-2019
	Title:	Adaptive Biasing in a Power Amplifier

1085/EP		ORD	99308185.0	EP0996223	0996223	Granted
European Patent Convention			18-Oct-1999	26-Apr-2000	28-Dec-2005	18-Oct-2019
	Title:	Amplification System Having Mask Detection

1085/EP		EPP	1999/2240	FI992240	116494B	Granted
Finland			18-Oct-1999	19-Apr-2000	30-Nov-2005	18-Oct-2019
	Title:	Amplification System Having Mask Detection

1085/EP		EPC	99308185.0	EP0996223	0996223	Granted
France			18-Oct-1999	26-Apr-2000	28-Dec-2005	18-Oct-2019
	Title:	Amplification System Having Mask Detection

1085/EP		EPC	99308185.0	EP0996223	0996223	Granted
Sweden			18-Oct-1999	26-Apr-2000	28-Dec-2005	18-Oct-2019
	Title:	Amplification System Having Mask Detection

1085/EP		EPC	99308185.0	EP0996223	0996223	Granted
United Kingdom			18-Oct-1999	26-Apr-2000	28-Dec-2005	18-Oct-2019
	Title:	Amplification System Having Mask Detection

1086/EP		ORD	99308207.2	EP0996224	0996224	Granted
European Patent Convention			18-Oct-1999	26-Apr-2000	03-Mar-2004	18-Oct-2019
	Title:	Amplification System having Mask Detection and Bias Compensation

1086/FI		ORD	1999/2244	FI992244	116924	Granted
Finland			18-Oct-1999	19-Apr-2000	31-Mar-2006	18-Oct-2019
	Title:	Amplification System having Mask Detection and Bias Compensation

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1086/KR		ORD	10-1999-0045110	10-2000-0029151	KR10-0429962	Granted
Korea, Republic of			18-Oct-1999	25-May-2000	21-Apr-2004	18-Oct-2019
	Title:	Amplification System having Mask Detection and Bias Compensation

1086/GB		EPC	99308207.2	EP0996224	0996224	Granted
United Kingdom			18-Oct-1999	26-Apr-2000	21-Apr-2004	18-Oct-2019
	Title:	Amplification System having Mask Detection and Bias Compensation

1089/EP		ORD	97302845.9	EP0803974	0803974	Granted
European Patent Convention			24-Apr-1997	29-Oct-1997	04-Feb-2004	24-Apr-2017
	Title:	Broadband Amplifier with Quadrature Pilot

1089/KR		ORD	10-1997-0015229	10-1997-0072644	KR10-0326285	Granted
Korea, Republic of			23-Apr-1997	07-Nov-1997	15-Feb-2002	23-Apr-2017
	Title:	Broadband Amplifier with Quadrature Pilot

1089/GB		EPC	97302845.9	EP0803974	0803974	Granted
United Kingdom			24-Apr-1997	29-Oct-1997	04-Feb-2004	24-Apr-2017
	Title:	Broadband Amplifier with Quadrature Pilot

1090/EP		ORD	990308184.3	EP0996222	EP0996222	Granted
European Patent Convention			18-Oct-1999	26-Apr-2000	02-Jan-2004	18-Oct-2019
	Title:	Feed Forward Amplification System Having Mask Detection Compensation

1090/FI		ORD	1999/2242	FI992242	116495B	Granted
Finland			18-Oct-1999	19-Apr-2000	30-Nov-2005	18-Oct-2019
	Title:	Feed Forward Amplification System Having Mask Detection Compensation

1090/FR		EPC	99308184.3	EP0996222	0996222	Granted
France			18-Oct-1999	26-Apr-2000	02-Jan-2004	18-Oct-2019
	Title:	Feed Forward Amplification System Having Mask Detection Compensation

1090/KR		ORD	10-1999-0045114	10-2000-0029152	KR10-0382772	Granted
Korea, Republic of			18-Oct-1999	25-May-2000	21-Apr-2003	18-Oct-2019
	Title:	Feed Forward Amplification System Having Mask Detection Compensation

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1090/SE		EPC	99308184.3	EP0996222	0996222	Granted
Sweden			18-Oct-1999	26-Apr-2000	02-Jan-2004	18-Oct-2019
	Title:	Feed Forward Amplification System Having Mask Detection Compensation

1090/GB		EPC	99308184.3	EP0996222	0996222	Granted
United Kingdom			18-Oct-1999	26-Apr-2000	02-Jan-2004	18-Oct-2019
	Title:	Feed Forward Amplification System Having Mask Detection Compensation

1091/CA		ORD	2289396	CA2289396	2289396	Granted
Canada			12-Nov-1999	13-May-2000	07-Oct-2003	12-Nov-2019
	Title:	Feed Forward Compensation Using Phase and Time Modulation

1091/EP		ORD	99309010.9	EP1001525	1001525	Granted
European Patent Convention			12-Nov-1999	17-May-2000	17-Aug-2005	12-Nov-2019
	Title:	Feed Forward Compensation Using Phase and Time Modulation

1091/KR		ORD	10-1999-0050258	10-2000-0035457	KR10-0399691	Granted
Korea, Republic of			12-Nov-1999	26-Jun-2000	17-Sep-2003	12-Nov-2019
	Title:	Feed Forward Compensation Using Phase and Time Modulation

1091/EP		EPC	99309010.9	EP1001525	1001525	Granted
Sweden			12-Nov-1999	17-May-2000	17-Aug-2005	12-Nov-2019
	Title:	Feed Forward Compensation Using Phase and Time Modulation

1091/EP		EPC	99309010.9	EP1001525	1001525	Granted
United Kingdom			12-Nov-1999	17-May-2000	17-Aug-2005	12-Nov-2019
	Title:	Feed Forward Compensation Using Phase and Time Modulation

1092/CA		PCT	2388512	CA2388512	2388512	Granted
Canada			19-Oct-2000	03-May-2001	20-Apr-2004	19-Oct-2020
	Title:	Improved Predistortion Compensation for a Power Amplifier

1092/EP		PCT	00984554.6	EP1224731	1224731	Granted
European Patent Convention			19-Oct-2000	24-Jul-2002	01-Mar-2006	19-Oct-2020
	Title:	Improved Predistortion Compensation for a Power Amplifier

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1092/EP		EPP	00984554.6	EP1224731	1224731	Granted
France			19-Oct-2000	24-Jul-2002	01-Mar-2006	19-Oct-2020
	Title:	Improved Predistortion Compensation for a Power Amplifier

1092/EP		EPP	00984554.6	EP1224731	1224731	Granted
Germany			19-Oct-2000	24-Jul-2002	01-Mar-2006	19-Oct-2020
	Title:	Improved Predistortion Compensation for a Power Amplifier

1092/EP		EPP	00984554.6	EP1224731	1224731	Granted
Sweden			19-Oct-2000	24-Jul-2002	01-Mar-2006	19-Oct-2020
	Title:	Improved Predistortion Compensation for a Power Amplifier

1092/EP		EPP	00984554.6	EP1224731	1224731	Granted
United Kingdom			19-Oct-2000	24-Jul-2002	01-Mar-2006	19-Oct-2020
	Title:	Improved Predistortion Compensation for a Power Amplifier

1093/CA		ORD	2286536	CA2286536	2286536	Granted
Canada			18-Oct-1999	19-Apr-2000	28-Sep-2004	18-Oct-2019
	Title:	Multi-Channel Amplification System Using Mask Detection

1093/EP		PRI	99308179.3	EP0998026	0998026	Granted
European Patent Convention			18-Oct-1999	03-May-2000	23-Feb-2006	18-Oct-2019
	Title:	Multi-Channel Amplification System Using Mask Detection

1093/FI		PRI	1999/2243		116923	Granted
Finland			18-Oct-1999		31-Mar-2006	18-Oct-2019
	Title:	Multi-Channel Amplification System Using Mask Detection

1093/EP		EPC	99308179.3	EP0998026	0998026	Granted
France			18-Oct-1999	03-May-2000	23-Feb-2006	18-Oct-2019
	Title:	Multi-Channel Amplification System Using Mask Detection

1093/EP		EPC	99308179.3	EP0998026	0998026	Granted
Sweden			18-Oct-1999	03-May-2000	23-Feb-2006	18-Oct-2019
	Title:	Multi-Channel Amplification System Using Mask Detection

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1093/EP		EPC	99308179.3	EP0998026	0998026	Granted
United Kingdom			18-Oct-1999	03-May-2000	23-Feb-2006	18-Oct-2019
	Title:	Multi-Channel Amplification System Using Mask Detection

1094/CA		PCT	2336332	CA2336332	2336332	Granted
Canada			01-Jul-1999	13-Jan-2000	23-May-2006	01-Jul-2019
	Title:	Switchable Combiner/Splitter

1094/EP		PCT	99938714.5	EP1092302	EP1092302	Granted
European Patent Convention			01-Jul-1999	18-Apr-2001	25-Feb-2004	01-Jul-2019
	Title:	Switchable Combiner/Splitter

1094/KR		PCT	10-2000-7014970	10-2001-0071681	KR10-0531267	Granted
Korea, Republic of			01-Jul-1999	31-Jul-2001	21-Nov-2005	01-Jul-2019
	Title:	Switchable Combiner/Splitter

1094/MX		PCT	MX2000PA13012	MXPA00013012	222983	Granted
Mexico			01-Jul-1999	14-Jul-2003	24-Sep-2004	01-Jul-2019
	Title:	Switchable Combiner/Splitter

1094/GB		EPP	99938714.5	EP1092302	1092302	Granted
United Kingdom			01-Jul-1999	13-Jan-2000	25-Feb-2004	01-Jul-2019
	Title:	Switchable Combiner/Splitter

1108/		ORD	091103539		548910	Granted
Taiwan			27-Feb-2002		21-Aug-2003
	Title:	Intelligent multiplexers in an antenna line management system

1112/CN		ORD	01807838.9	1422454	ZL01807838.9	Granted
China (Peoples Republic)			08-Feb-2001	04-Jun-2003	15-Oct-2008	08-Feb-2021
	Title:	Power Booster Method and Apparatus For Improving The Performance of Radio Frequency Linear Power Amplifiers

1112/DE		ORD	101 95 520.0	DE10195520T	DE10195520T	Granted
Germany				13-Mar-2003
	Title:	Power Booster Method and Apparatus For Improving The Performance of Radio Frequency Linear Power Amplifiers

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1112/KR		ORD	10-2002-7010249	10-2003-0019311	10-0800381	Granted
Korea, Republic of			08-Aug-2001	06-Mar-2003	28-Jan-2008	08-Aug-2021
	Title:	Power Booster Method and Apparatus For Improving The Performance of Radio Frequency Linear Power Amplifiers

1112/GB		ORD	0220803.1	GB2375667	2375667	Granted
United Kingdom			08-Feb-2001	20-Nov-2002	08-Sep-2004	08-Feb-2021
	Title:	Power Booster Method and Apparatus For Improving The Performance of Radio Frequency Linear Power Amplifiers

1113/PCT		ORD	57853/96	AU707610B	707610	Granted
Australia			14-May-1996	15-Jul-1999	28-Oct-1999	14-May-2016
	Title:	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements

1113/PCT		ORD	96193941.9	1184563	ZL96193941.9	Granted
China (Peoples Republic)			14-May-1996	10-Jun-1998	13-Nov-2002	14-May-2016
	Title:	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements

1113/PCT		ORD	960914514.3	EP0826250	0826250	Granted
European Patent Convention			14-May-1996	21-Nov-1996	27-Mar-2002	14-May-2016
	Title:	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements

1113/PCT		EPP	96914514.3	EP0826250	0826250	Granted
France			14-May-1996	21-Nov-1996	27-Mar-2002	14-May-2016
	Title:	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements

1113/PCT		UTM	29512952.2		29512952	Granted
Germany			11-Aug-1995		19-Oct-1995	11-Aug-2005
	Title:	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements

1113/SE		PRI	9501830-5	SE9501830	503722	Granted
Sweden			16-May-1995	12-Aug-1996	12-Aug-1996	16-May-2015
	Title:	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1113/PCT		EPP	96914514.3	EP0826250	0826250	Granted
United Kingdom			14-May-1996	21-Nov-1996	27-Mar-2002	14-May-2016
	Title:	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements

1118/ORD		ORD	92903213.4	EP0566640	0566640	Granted
European Patent Convention			08-Jan-1992	27-Oct-1993	13-Nov-1996	08-Jan-2012
	Title:	Phase Locked Loop Motor Control Circuit for Tuning Cavity Resonator

1118/ORD		ORD	92903213.4	EP0566640	0566640	Granted
France			08-Jan-1992	27-Oct-1993	13-Nov-1996	08-Jan-2012
	Title:	Phase Locked Loop Motor Control Circuit for Tuning Cavity Resonator

1118/ORD		ORD	92903213.4	EP0566640	69215211	Granted
Germany			08-Jan-1992	27-Oct-1993	13-Nov-1996	08-Jan-2012
	Title:	Phase Locked Loop Motor Control Circuit for Tuning Cavity Resonator

1118/ORD		ORD	92903213.4	EP0566640	EP0566640	Granted
Italy			08-Jan-1992	27-Oct-1993	13-Nov-1996	08-Jan-2012
	Title:	Phase Locked Loop Motor Control Circuit for Tuning Cavity Resonator

1118/ORD		ORD	9100065-3	SE9100065	467901	Granted
Sweden			09-Jan-1991	28-Sep-1992	04-Feb-1993	09-Jan-2011
	Title:	Phase Locked Loop Motor Control Circuit for Tuning Cavity Resonator

1118/ORD		ORD	92903213.4	EP0566640	0566640	Granted
United Kingdom			08-Jan-1992	27-Oct-1993	13-Nov-1996	08-Jan-2012
	Title:	Phase Locked Loop Motor Control Circuit for Tuning Cavity Resonator

1119/ORD		ORD	890912892.2	EP0447411	0447411	Granted
European Patent Convention			30-Nov-1989	25-Sep-1991	17-Jul-1996	30-Nov-2009
	Title:	Method and a device pertaining to an electro-mechanically controlled resonance module

1119/ORD		ORD	89912892.0	EP0447411	0447411	Granted
France			30-Nov-1989	25-Sep-1991	17-Jul-1996	30-Nov-2009
	Title:	Method and a device pertaining to an electro-mechanically controlled resonance module

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1119/ORD		ORD	89912892.0	EP0447411	68926860	Granted
Germany			30-Nov-1989	25-Sep-1991	17-Jul-1996	30-Nov-2009
	Title:	Method and a device pertaining to an electro-mechanically controlled resonance module

1119/ORD		ORD	89912892.0	EP0447411	0447411	Granted
Italy			30-Nov-1989	25-Sep-1991	17-Jul-1996	30-Nov-2009
	Title:	Method and a device pertaining to an electro-mechanically controlled resonance module

1119/ORD		PRI	8804374-0	SE8804374	465054	Granted
Sweden			02-Dec-1988	15-Jul-1991	07-Nov-1991	02-Dec-2008
	Title:	Method and a device pertaining to an electro-mechanically controlled resonance module

1119/ORD2		PRI	8903298-1	SE470325	470325	Granted
Sweden			06-Oct-1989	07-Apr-1991	17-Jan-1994	06-Oct-2009
	Title:	Method and a device pertaining to an electro-mechanically controlled resonance module

1119/ORD		ORD	89912892.0	EP0447411	0447411	Granted
United Kingdom			30-Nov-1989	25-Sep-1991	17-Jul-1996	30-Nov-2009
	Title:	Method and a device pertaining to an electro-mechanically controlled resonance module

1132/PCT		ORD	95937291.3	EP0792464	0792464	Granted
European Patent Convention			15-Nov-1995	30-May-1996	18-Aug-2004	15-Nov-2015
	Title:	Measuring line for a coaxial conductor for determining energy throughflow and standing wave ratios

1132/PCT		EPP	972116	FI972116	109838	Granted
Finland			15-Nov-1995	16-May-1997	15-Oct-2002	15-Nov-2015
	Title:	Measuring line for a coaxial conductor for determining energy throughflow and standing wave ratios

1132/PCT		EPP	95937291.3	EP0792464	0792464	Granted
France			15-Nov-1995	30-May-1996	18-Aug-2004	15-Nov-2015
	Title:	Measuring line for a coaxial conductor for determining energy throughflow and standing wave ratios

1132/PCT		EPP	95937291.3	EP0792464	0792464	Granted
Italy			15-Nov-1995	30-May-1996	18-Aug-2004	15-Nov-2015
	Title:	Measuring line for a coaxial conductor for determining energy throughflow and standing wave ratios

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1132/ORD		PRI	9403985-6	SE9403985	503922	Granted
Sweden			17-Nov-1994	30-Sep-1996	30-Sep-1996	17-Nov-2014
	Title:	Measuring line for a coaxial conductor for determining energy throughflow and standing wave ratios

1132/PCT		EPP	95937291.3	EP0792464	0792464	Granted
United Kingdom			15-Nov-1995	30-May-1996	18-Aug-2004	15-Nov-2015
	Title:	Measuring line for a coaxial conductor for determining energy throughflow and standing wave ratios

1135/PCT		PCT	97937169.7	EP0928515	0928515	Granted
European Patent Convention			07-Aug-1997	14-Jul-1999	10-Sep-2003	07-Aug-2017
	Title:	Adaptive digital predistortion linearization and feed-forward correction of RF power amplifier

1135/PCT		EPP	97937169.7	EP0928515	0928515	Granted
France			07-Aug-1997	14-Jul-1999	10-Sep-2003	07-Aug-2017
	Title:	Adaptive digital predistortion linearization and feed-forward correction of RF power amplifier

1135/PCT		PCT	9760169.7	DE69716935T	69716935	Granted
Germany			07-Aug-1997	03-Jul-2003	04-Dec-2003	07-Aug-2017
	Title:	Adaptive digital predistortion linearization and feed-forward correction of RF power amplifier

1135/PCT		EPP	97937169.7	EP0928515	0928515	Granted
Italy			07-Aug-1997	14-Jul-1999	10-Sep-2003	07-Aug-2017
	Title:	Adaptive digital predistortion linearization and feed-forward correction of RF power amplifier

1135/PCT		PCT	10-1999-7002350	10-2000-0048479	10-0338230	Granted
Korea, Republic of			19-Mar-1999	25-Jul-2000	14-May-2002	07-Aug-2017
	Title:	Adaptive digital predistortion linearization and feed-forward correction of RF power amplifier

1135/PCT		EPP	97937169.7	EP0928515	0928515	Granted
Sweden			07-Aug-1997	14-Jul-1999	10-Sep-2003	07-Aug-2017
	Title:	Adaptive digital predistortion linearization and feed-forward correction of RF power amplifier

1136/PCT		PCT	988006882.6	CN1261987	1121080C	Granted
China (Peoples Republic)			17-Jun-1998	02-Aug-2000	10-Sep-2003	17-Jun-2018
	Title:	Temperature compensation structure for resonator cavity

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1136/EP		PCT	98093134.9	EP0990274	0990274	Granted
European Patent Convention			17-Jun-1998	05-Apr-2000	22-Jan-2003	17-Jun-2018
	Title:	Temperature compensation structure for resonator cavity

1136/EP		EPC	98093134.9	EP0990274	0990274	Granted
Finland			17-Jun-1998	05-Apr-2000	22-Jan-2003	17-Jun-2018
	Title:	Temperature compensation structure for resonator cavity

1136/EP		EPC	98093134.9	EP0990274	69810927.9	Granted
Germany			17-Jun-1998	05-Apr-2000	22-Jan-2003	17-Jun-2018
	Title:	Temperature compensation structure for resonator cavity

1136/EP		EPC	98093134.9	EP0990274	0990274	Granted
Italy			17-Jun-1998	05-Apr-2000	22-Jan-2003	17-Jun-2018
	Title:	Temperature compensation structure for resonator cavity

1136/EP		EPC	980931349.9	EP0990274	0990274	Granted
Sweden			17-Jun-1998	05-Apr-2000	22-Jan-2003	17-Jun-2018
	Title:	Temperature compensation structure for resonator cavity

1136/EP		EPC	98093134.9	EP0990274	0990274	Granted
United Kingdom			17-Jun-1998	05-Apr-2000	22-Jan-2003	17-Jun-2018
	Title:	Temperature compensation structure for resonator cavity

1137/		PCT	542545/99		3342022	Granted
Japan			28-Jan-1999		23-Aug-2002
	Title:	Control of RF error extraction using auto-calibrating RF correlator

1137/		PCT	10-1999-7009374	10-2001-0006290	KR10-0345620	Granted
Korea, Republic of			12-Oct-1999	26-Jan-2001	10-Jul-2002	28-Jan-2019
	Title:	Control of RF error extraction using auto-calibrating RF correlator

1138/		PCT	10-1999-7002350	10-2000-0048479	KR10-0338230	Granted
Korea, Republic of			19-Mar-1999	25-Jul-2000	14-May-2002	07-Aug-2017
	Title:	Adaptive digital predistortion linearization and feed-forward correction of RF power amplifier

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1139/PCT		ORD	PI9609177-0	BR9609177	PI9609177-0	Granted
Brazil			24-Nov-1997	24-Aug-1999	30-Apr-2002	24-Nov-2017
	Title:	Movable dielectric body for controlling propagation velocity in a feed line

1139/PCT		ORD	96193925.7	1184562	ZL96193925.7	Granted
China (Peoples Republic)			24-May-1996	10-Jun-1998	25-Dec-2002	24-May-2016
	Title:	Movable dielectric body for controlling propagation velocity in a feed line

1139/PCT		PCT	96920089.8	EP0832508	0832508	Granted
European Patent Convention			24-May-1996	28-Nov-1996	05-Dec-2001	24-May-2016
	Title:	Movable dielectric body for controlling propagation velocity in a feed line

1139/PCT		EPP	96920089.8	EP0832508	0832508	Granted
France			24-May-1996	28-Nov-1996	05-Dec-2001	24-May-2016
	Title:	Movable dielectric body for controlling propagation velocity in a feed line

1139/PCT		EPP	96920089.8	EP0832508	69617681	Granted
Germany			24-May-1996	28-Nov-1996	05-Dec-2001	24-May-2016
	Title:	Movable dielectric body for controlling propagation velocity in a feed line

1139/PCT		ORD	P-961964		ID0005890	Granted
Indonesia			09-Jul-1997		24-Jan-2001	09-Jul-2017
	Title:	Movable dielectric body for controlling propagation velocity in a feed line

1139/PCT		EPP	96920089.8	EP0832508	0832508	Granted
Italy			24-May-1996	28-Nov-1996	05-Dec-2001	24-May-2016
	Title:	Movable dielectric body for controlling propagation velocity in a feed line

1139/PCT		ORD	10-1997-0708122	10-1999-0014779	10-0282999	Granted
Korea, Republic of			24-May-1996	25-Feb-1999	04-Dec-2000	24-May-2016
	Title:	Movable dielectric body for controlling propagation velocity in a feed line

1139/PRI		PRI	9501955-0	SE9501955	504563	Granted
Sweden			24-May-1995	25-Nov-1996	03-Mar-1997	24-May-2015
	Title:	Movable dielectric body for controlling propagation velocity in a feed line

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1139/PCT		ORD	85105778		098293	Granted
Taiwan			16-May-1996		21-Sep-1998
	Title:	Movable dielectric body for controlling propagation velocity in a feed line

1139/PCT		EPP	96920089.8	EP0832508	0832508	Granted
United Kingdom			24-May-1996	28-Nov-1996	05-Dec-2001	24-May-2016
	Title:	Movable dielectric body for controlling propagation velocity in a feed line

1140/ORD		PCT	2226783	CA2226783	2226783	Granted
Canada			12-Jul-1996	06-Feb-1997	08-Apr-2008	12-Jul-2016
	Title:	Antenna amplifier

1140/PCT		EPC	96924235.3	EP0872024	872024	Granted
Denmark			12-Jul-1996	02-Jun-1997	17-Feb-2003	12-Jul-2016
	Title:	Amplifier for antenna and using integrated dual duplex filters

1140/PCT		ORD	96924235.3	EP0872024	0872024	Granted
European Patent Convention			12-Jul-1996	02-Jun-1997	16-Oct-2002	12-Jul-2016
	Title:	Amplifier for antenna and using integrated dual duplex filters

1140/PCT		EPC	96924235.3	EP0872024	0872024	Granted
Finland			12-Jul-1996	02-Jun-1997	16-Oct-2002	12-Jul-2016
	Title:	Amplifier for antenna and using integrated dual duplex filters

1140/PCT		EPC	96924235.3	EP0872024	69624377	Granted
Germany			12-Jul-1996	02-Jun-1997	10-Jul-2003	12-Jul-2016
	Title:	Amplifier for antenna and using integrated dual duplex filters

1140/PCT		EPC	96924235.3	EP0872024	0872024	Granted
Italy			12-Jul-1996	02-Jun-1997	16-Oct-2002	12-Jul-2016
	Title:	Amplifier for antenna and using integrated dual duplex filters

1140/PCT		EPC	96924235.3	EP0872024	2185786	Granted
Spain			12-Jul-1996	02-Jun-1997	16-Oct-2002	12-Jul-2016
	Title:	Amplifier for antenna and using integrated dual duplex filters

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1140/ORD		PRI	9502604-3	SE9502604	504568	Granted
Sweden			14-Jul-1995	15-Jan-1997	10-Mar-1997	14-Jul-2015
	Title:	Amplifier for antenna and using integrated dual duplex filters

1140/PCT		EPC	96924235.3	EP0872024	0872024	Granted
United Kingdom			12-Jul-1996	02-Jun-1997	16-Oct-2002	12-Jul-2016
	Title:	Amplifier for antenna and using integrated dual duplex filters

1143/ORD		PCT	31116/97	AU722385	722385	Granted
Australia			30-Dec-1998	03-Aug-2000	16-Nov-2000	28-May-2017
	Title:	Repeater with variable bandwidth

1143/ORD		PCT	97926327.4	EP0894373	0894373	Granted
Austria			28-May-1997	03-Feb-1999	08-Aug-2001	28-May-2017
	Title:	Repeater with variable bandwidth

1143/ORD		PCT	97926327.4	EP0894373	0894373	Granted
Belgium			28-May-1997	03-Feb-1999	08-Aug-2001	28-May-2017
	Title:	Repeater with variable bandwidth

1143/ORD		PCT	2256330	CA2256330	2256330	Granted
Canada			28-May-1997	04-Dec-1997	27-Jan-2004	28-May-2017
	Title:	Repeater with variable bandwidth

1143/ORD		PCT	97926327.4	EP0894373	0894373	Granted
France			28-May-1997	03-Feb-1999	08-Aug-2001	28-May-2017
	Title:	Repeater with variable bandwidth

1143/ORD		PCT	97926327.4	EP0894373	69706044	Granted
Germany			28-May-1997	03-Feb-1999	08-Aug-2001	28-May-2017
	Title:	Repeater with variable bandwidth

1143/ORD		PCT	97926327.4	EP0894373	0894373	Granted
Italy			28-May-1997	03-Feb-1999	08-Aug-2001	28-May-2017
	Title:	Repeater with variable bandwidth

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1143/ORD		PCT	10-1998-0709762	10-2000-0016194	10-0313486	Granted
Korea, Republic of			30-Nov-1998	25-Mar-2000	22-Oct-2001	28-May-2017
	Title:	Repeater with variable bandwidth

1143/ORD		PCT	19985514	NO985514	316050	Granted
Norway			26-Nov-1998	26-Nov-1998	01-Dec-2003	28-May-2017
	Title:	Repeater with variable bandwidth

1143/ORD		PCT	97926327.4	EP0894373	0894373	Granted
Spain			28-May-1997	03-Feb-1999	08-Aug-2001	28-May-2017
	Title:	Repeater with variable bandwidth

1143/ORD		PRI	9602161-3	SE9602161	510569	Granted
Sweden			31-May-1996	01-Dec-1997	07-Jun-1999	31-May-2016
	Title:	Repeater with variable bandwidth

1143/ORD		PCT	97926327.4	EP0894373	0894373	Granted
Switzerland			28-May-1997	03-Feb-1999	08-Aug-2001	28-May-2017
	Title:	Repeater with variable bandwidth

1143/ORD		PCT	97926327.4	EP0894373	0894373	Granted
United Kingdom			28-May-1997	03-Feb-1999	08-Aug-2001	28-May-2017
	Title:	Repeater with variable bandwidth

1145/ORD		ORD	29191/97	AU720608B	720608	Granted
Australia			19-Nov-1998	08-Jun-2000	21-Sep-2000	19-Nov-2018
	Title:	Flat antenna

1145/ORD		ORD	PI9708946-0	BR9708946	PI9708946-0	Granted
Brazil			12-May-1997	03-Aug-1999	18-Feb-2003	12-May-2017
	Title:	Flat antenna

1145/ORD		ORD	97194636.1	1218583	ZL97194636.1	Granted
China (Peoples Republic)			13-Nov-1998	02-Jun-1999	10-Dec-2003	13-Nov-2018
	Title:	Flat antenna

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1145/ORD		ORD	97923376.4	EP0939975	0939975	Granted
European Patent Convention			16-Nov-1998	08-Sep-1999	29-Oct-2003	16-Nov-2018
	Title:	Flat antenna

1145/ORD		ORD	97923376.4	EP0939975	0939975	Granted
France			12-May-1997	08-Sep-1999	29-Oct-2003	12-May-2017
	Title:	Flat antenna

1145/ORd		ORD	97923376.4	EP0939975	69725874	Granted
Germany			12-May-1997	08-Sep-1999	29-Oct-2003	12-May-2017
	Title:	Flat antenna

1145/ORD		ORD	9703963-0	SE9703963	509749	Granted
Sweden			29-Oct-1997	14-Nov-1997	01-Mar-1999	29-Oct-2017
	Title:	Flat antenna

1145/ORD		ORD	97923376.4	EP0939975	0939975	Granted
United Kingdom			12-May-1997	08-Sep-1999	29-Oct-2003	12-May-2017
	Title:	Flat antenna

1146/PCT		PCT	19492/97	AU711591B	711591	Granted
Australia			14-Aug-1998	14-Oct-1999	27-Jan-2000	19-Feb-2017
	Title:	Method and device for monitoring a mobile telephone repeater

1146/PCT		PCT	2244873	CA2244873	2244873	Granted
Canada			19-Feb-1997	12-Sep-1997	18-Oct-2005	19-Feb-2017
	Title:	Method and device for monitoring a mobile telephone repeater

1146/PCT		PCT	97192826.6	1212797	ZL97192826.6	Granted
China (Peoples Republic)			19-Feb-1997	31-Mar-1999	20-Oct-2004	19-Feb-2017
	Title:	Method and device for monitoring a mobile telephone repeater

1146/PCT		PCT	97907503.3	EP0885491	0885491	Granted
European Patent Convention			27-Aug-1998	23-Dec-1998	28-Aug-2002	19-Feb-2017
	Title:	Method and device for monitoring a mobile telephone repeater

Thursday, March 26, 2009	Patent List	Page: 20

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1146/PCT		EPC	97907503.3	EP0885491	0885491	Granted
France			27-Aug-1998	23-Dec-1998	28-Aug-2002	27-Aug-2018
	Title:	Method and device for monitoring a mobile telephone repeater

1146/PCT		PCT	69714975.7		69714975	Granted
Germany			27-Aug-1998		28-Aug-2002	19-Feb-2017
	Title:	Method and device for monitoring a mobile telephone repeater

1146/PCT		EPC	97907503.3	EP0885491	0885491	Granted
Italy			27-Aug-1998	23-Dec-1998	28-Aug-2002	27-Aug-2018
	Title:	Method and device for monitoring a mobile telephone repeater

1146/PCT		PCT	10-1998-0706972	10-1999-0087537	10-0427885	Granted
Korea, Republic of			04-Sep-1998	27-Dec-1999	08-Apr-2004	19-Feb-2017
	Title:	Method and device for monitoring a mobile telephone repeater

1146/PCT		PCT	19984034	NO984034	315677	Granted
Norway			02-Sep-1998	29-Oct-1998	06-Oct-2003	19-Feb-2017
	Title:	Method and device for monitoring a mobile telephone repeater

1146/PCT		EPC	97907503.3	EP0885491	0885491	Granted
Spain			27-Aug-1998	23-Dec-1998	28-Aug-2002	27-Aug-2018
	Title:	Method and device for monitoring a mobile telephone repeater

1146/ORD		ORD	9600842-0	SE9600842	511385	Granted
Sweden			04-Mar-1996	03-Sep-1997	20-Sep-1999	04-Mar-2016
	Title:	Method and device for monitoring a mobile telephone repeater

1146/PCT		EPC	97907503.3	EP0885491	0885491	Granted
United Kingdom			27-Aug-1998	23-Dec-1998	28-Aug-2002	27-Aug-2018
	Title:	Method and device for monitoring a mobile telephone repeater

1147/ORD		PCT	98802015.7	1244297	ZL98802015.7	Granted
China (Peoples Republic)			16-Jan-1998	09-Feb-2000	29-Oct-2003	16-Jan-2018
	Title:	Antenna element

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1147/ORD		ORD	98901630.8	EP0954886	0954886	Granted
European Patent Convention			30-Jun-1999	10-Nov-1999	10-Nov-2004	30-Jun-2019
	Title:	Antenna element

1147/ORD		EPC	98901630.8	EP0954886	0954886	Granted
France			16-Jan-1998	10-Nov-1999	10-Nov-2004	16-Jan-2018
	Title:	Antenna element

1147/ORD		EPC	98901630.8	EP0954886	69827471.7	Granted
Germany			16-Jan-1998	10-Nov-1999	10-Nov-2004	16-Jan-2018
	Title:	Antenna element

1147/ORD		PCT	P-980066		ID0006011	Granted
Indonesia			20-Jan-1998		27-Feb-2001	16-Jan-2018
	Title:	Antenna element

1147/ORD		EPC	98901630.8	EP0954886	0954886	Granted
Italy			16-Jan-1998	10-Nov-1999	10-Nov-2004	16-Jan-2018
	Title:	Antenna element

1147/ORD		PCT	10-531898	JP2001509341	3990735	Granted
Japan			22-Jul-1999	10-Jul-2001	17-Oct-2007	16-Jan-2018
	Title:	Antenna element

1147/PRI		PRI	9700208-3	SE9700208	507076	Granted
Sweden			24-Jan-1997	23-Mar-1998	23-Mar-1998	24-Jan-2017
	Title:	Antenna element

1147/ORD		EPC	98901630.8	EP0954886	0954886	Granted
United Kingdom			16-Jan-1998	10-Nov-1999	10-Nov-2004	16-Jan-2018
	Title:	Antenna element

1148/ORD		PRI	9602080-5	SE9602080	506868	Granted
Sweden			29-May-1996	30-Nov-1997	23-Feb-1998	29-May-2016
	Title:	Elongated antenna

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1149/		PCT	97915092.7	EP0890218	EP0890218	Granted
European Patent Convention			11-Aug-1998	13-Jan-1999	08-Jan-2003	14-Mar-2017
	Title:	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different functions of input signal amplitude

1149/		EPP	97915092.7	EP0890218	0890218	Granted
France			11-Aug-1998	13-Jan-1999	08-Jan-2003	14-Mar-2017
	Title:	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different functions of input signal amplitude

1149/		EPP	97915092.7	EP0890218	69718304.1	Granted
Germany			11-Aug-1998	13-Jan-1999	08-Jan-2003	14-Mar-2017
	Title:	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different functions of input signal amplitude

1149/		PCT	0890218		0890218	Granted
Italy			14-Mar-1997
	Title:	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different functions of input signal amplitude

1149/		PCT	555283/97		3393650	Granted
Japan			14-Mar-1997		31-Jan-2003
	Title:	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different functions of input signal amplitude

1149/		PCT	98-707629		283598	Granted
Korea, Republic of					11-Dec-2000
	Title:	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different functions of input signal amplitude

1149/		EPP	97915092.7	EP0890218	0890218	Granted
Sweden			11-Aug-1998	13-Jan-1999	08-Jan-2003	14-Mar-2017
	Title:	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different functions of input signal amplitude

1149/		EPP	97915092.7	EP0890218	0890218	Granted
United Kingdom			11-Aug-1998	13-Jan-1999	08-Jan-2003	14-Mar-2017
	Title:	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different functions of input signal amplitude

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1150/ORD		ORD	97196271.5	1225206	ZL97196271.5	Granted
China (Peoples Republic)			23-Jun-1997	04-Aug-1999	18-Jun-2003	23-Jun-2017
	Title:	Method and system for tuning resonance modules

1150/ORD		ORD	97932068.6	EP0913031	913031	Granted
Denmark			23-Jun-1997	15-Jan-1998	08-Mar-2004	23-Jun-2017
	Title:	Method and system for tuning resonance modules

1150/ORD		ORD	97932068.6	EP0913031	0913031	Granted
European Patent Convention			23-Jun-1997	15-Jan-1998	19-Nov-2003	23-Jun-2017
	Title:	Method and system for tuning resonance modules

1150/ORD		ORD	97932068.6	EP0913031	0913031	Granted
Finland			23-Jun-1997	15-Jan-1998	19-Nov-2003	23-Jun-2017
	Title:	Method and system for tuning resonance modules

1150/ORD		ORD	9602740-4	SE9602740	507698	Granted
Sweden			10-Jul-1996	11-Jan-1998	06-Jul-1998	10-Jul-2016
	Title:	Method and system for tuning resonance modules

1150/ORD		ORD	97932068.6	EP0913031	0913031	Granted
United Kingdom			23-Jun-1997	15-Jan-1998	19-Nov-2003	23-Jun-2017
	Title:	Method and system for tuning resonance modules

1151/ORD		PCT	98812131.X	1281590	ZL98812131.X	Granted
China (Peoples Republic)			12-Jul-1998	24-Jan-2001	28-Apr-2004	12-Jul-2018
	Title:	Dual band antenna

1151/PCT		ORD	98962782.3	EP1038332	1038332	Granted
European Patent Convention			07-Dec-1998	27-Sep-2000	08-Apr-2008	07-Dec-2018
	Title:	Dual band antenna

1151/PCT		EPC	98962782.3	EP1038332	1038332	Granted
France			07-Dec-1998	27-Sep-2000	08-Apr-2008	07-Dec-2018
	Title:	Dual band antenna

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1151/PCT		EPC	98962782.3	EP1038332	69839348.1	Granted
Germany			07-Dec-1998	27-Sep-2000	17-Jul-2008	07-Dec-2018
	Title:	Dual band antenna

1151/ORD		PCX	01103784.3		HK1033210	Granted
Hong Kong			01-Jun-2001		18-Feb-2005	12-Jul-2018
	Title:	Dual band antenna

1151/PCT		EPC	98962782.3	EP1038332	1038332	Granted
Italy			07-Dec-1998	27-Sep-2000	08-Apr-2008	07-Dec-2018
	Title:	Dual band antenna

1151/PCT		EPC	98962782.3	EP1038332	2301218	Granted
Spain			07-Dec-1998	27-Sep-2000	08-Apr-2008	07-Dec-2018
	Title:	Dual band antenna

1151/ORD		ORD	9704642-9	SE9704642	511064	Granted
Sweden			12-Dec-1997	13-Jun-1999	26-Jul-1999	12-Dec-2017
	Title:	Dual band antenna

1151/ORD		ORD	87103453	HK1033210	124,051	Granted
Taiwan			10-Mar-1998	18-Feb-2005	23-Apr-2001	10-Mar-2018
	Title:	Dual band antenna

1151/PCT		EPC	98962782.3	EP1038332	1038332	Granted
United Kingdom			07-Dec-1998	27-Sep-2000	08-Apr-2008	07-Dec-2018
	Title:	Dual band antenna

1152/ORD		ORD	98802037.8	1244299	ZL98802037.8	Granted
China (Peoples Republic)			30-Jan-1998	09-Feb-2000	15-Oct-2003	30-Jan-2018
	Title:	Antenna operating with two isolated channels

1152/ORD		ORD	98903324.6	EP0958636	0958636	Granted
European Patent Convention			30-Jan-1998	06-Aug-1998	05-Apr-2006	30-Jan-2018
	Title:	Antenna operating with two isolated channels

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1152/ORD		EPP	98903324.6	EP0958636	0958636	Granted
France			30-Jan-1998	06-Aug-1998	05-Apr-2006	30-Jan-2018
	Title:	Antenna operating with two isolated channels

1152/ORD		EPP	98903324.6	EP0958636	69834102.3	Granted
Germany			30-Jan-1998	06-Aug-1998	23-Mar-2006	30-Jan-2018
	Title:	Antenna operating with two isolated channels

1152/ORD		ORD	00104031.3		HK1024787	Granted
Hong Kong			04-Jul-2000		18-Jun-2004	04-Jul-2020
	Title:	Antenna operating with two isolated channels

1152/ORD		ORD	278DEL1998		222831	Granted
India			03-Feb-1998		26-Aug-2008	03-Feb-2018
	Title:	Antenna operating with two isolated channels

1152/ORD		EPP	98903324.6	EP0958636	0958636	Granted
Italy			30-Jan-1998	06-Aug-1998	05-Apr-2006	30-Jan-2018
	Title:	Antenna operating with two isolated channels

1152/ORD		ORD	9802530-7	SE9802530	512320	Granted
Sweden			30-Jan-1998	13-Jul-1998	28-Feb-2000	30-Jan-2018
	Title:	Antenna operating with two isolated channels

1152/ORD		EPP	98903324.6	EP0958636	0958636	Granted
United Kingdom			30-Jan-1998	06-Aug-1998	05-Apr-2006	30-Jan-2018
	Title:	Antenna operating with two isolated channels

1153/		PCT	99903156.0	EP1051808	EP1051808	Granted
European Patent Convention			19-Jan-1999	15-Nov-2000	17-Jul-2002	19-Jan-2019
	Title:	Circuit arrangement for reducing intermodulation in a bandpass filter system

1153/		ORD	99802359.0		1032691	Granted
Hong Kong			19-Jan-1999		29-Oct-2003	19-Jan-2019
	Title:	Circuit arrangement for reducing intermodulation in a bandpass filter system

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1156/ORD		ORD	98801045.3	1234915	ZL98801045.3	Granted
China (Peoples Republic)			08-Jul-1998	10-Nov-1999	05-Nov-2003	08-Jul-2018
	Title:	Antenna device with improved channel isolation

1156/ORD		PCT	98934067.4	WO9905754	0927439	Granted
European Patent Convention			08-Jul-1998	04-Feb-1999	16-Feb-2005	08-Jul-2018
	Title:	Antenna device with improved channel isolation

1156/ORD		EPP	98934067.4	WO9905754	0927439	Granted
France			08-Jul-1998	04-Feb-1999	16-Feb-2005	08-Jul-2018
	Title:	Antenna device with improved channel isolation

1156/ORD		EPP	98934067.4	WO9905754	69829037.2	Granted
Germany			08-Jul-1998	04-Feb-1999	16-Feb-2005	08-Jul-2018
	Title:	Antenna device with improved channel isolation

1156/ORD		ORD	00102021.9		HK1022994	Granted
Hong Kong			05-Apr-2000		27-Feb-2004	05-Apr-2020
	Title:	Antenna device with improved channel isolation

1156/ORD		ORD	11-509724	2001-502877	JP-3958375	Granted
Japan			23-Mar-1999	27-Feb-2001	18-May-2007	23-Mar-2019
	Title:	Antenna device with improved channel isolation

1156/ORD		PRI	9702786-6	SE9702786	519118	Granted
Sweden			23-Jul-1997	24-Jan-1999	14-Jan-2003	23-Jul-2017
	Title:	Antenna device with improved channel isolation

1156/ORD		EPP	98934067.4	WO9905754	0927439	Granted
United Kingdom			08-Jul-1998	04-Feb-1999	16-Feb-2005	08-Jul-2018
	Title:	Antenna device with improved channel isolation

1158/ORD		PRI	9703586-9	SE9703586	512413	Granted
Sweden			01-Oct-1997	02-Apr-1999	13-Mar-2000	01-Oct-2017
	Title:	Method of producing an antenna element assembly

Thursday, March 26, 2009	Patent List	Page: 27

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1160/ORD		PCT	00805060.0	1343382	ZL00805060.0	Granted
China (Peoples Republic)			10-Mar-2000	03-Apr-2002	27-Oct-2004	10-Mar-2020
	Title:	Dual band antenna arrangement

1160/EP		ORD	00917561.3	EP1161777	1161777	Granted
European Patent Convention			10-Mar-2000	12-Dec-2001	11-Jun-2008	10-Mar-2020
	Title:	Dual band antenna arrangement

1160/EP		EPC	00917561.3	EP1161777	1161777	Granted
France			10-Mar-2000	12-Dec-2001	11-Jun-2007	10-Mar-2020
	Title:	Dual band antenna arrangement

1160/EP		EPC	00917561.3	EP1161777	60039158.2	Granted
Germany			10-Mar-2000	12-Dec-2001	25-Mar-2008	10-Mar-2020
	Title:	Dual band antenna arrangement

1160/EP		EPC	00917561.3	EP1161777	1161777	Granted
Italy			10-Mar-2000	12-Dec-2001	11-Jun-2008	10-Mar-2020
	Title:	Dual band antenna arrangement

1160/EP		EPC	00917561.3	EP1161777	2308973	Granted
Spain			10-Mar-2000	12-Dec-2001	10-Sep-2008	10-Mar-2020
	Title:	Dual band antenna arrangement

1160/		PRI	9900914-4	SE515092	515092	Granted
Sweden			15-Mar-1999	11-Jun-2001	11-Jun-2001	15-Mar-2019
	Title:	Dual band antenna arrangement

1160/EP		EPC	00917561.3	EP1161777	1161777	Granted
United Kingdom			10-Mar-2000	12-Dec-2001	02-Dec-2008	10-Mar-2020
	Title:	Dual band antenna arrangement

1161/ORD		ORD	00118373.7	1277469	ZL00118373.7	Granted
China (Peoples Republic)			15-Jun-2000	20-Dec-2000	22-Mar-2006	15-Jun-2020
	Title:	Tuning assembly for a dielectrical resonator in a cavity

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1161/ORD		ORD	00850087.8	EP1061602	1061602	Granted
European Patent Convention			17-May-2000	20-Dec-2000	26-Dec-2007	17-May-2020
	Title:	Tuning assembly for a dielectrical resonator in a cavity

1161/ORD		EPC	00850087.8	EP1061602	1061602	Granted
Finland			17-May-2000	20-Dec-2000	26-Dec-2007	17-May-2020
	Title:	Tuning assembly for a dielectrical resonator in a cavity

1161/ORD		EPC	00850087.8	EP1061602	1061602	Granted
France			17-May-2000	20-Dec-2000	26-Dec-2007	17-May-2020
	Title:	Tuning assembly for a dielectrical resonator in a cavity

1161/ORD		EPC	00850087.8	EP1061602	60037555.2	Granted
Germany			17-May-2000	20-Dec-2000	08-Jan-2009	17-May-2020
	Title:	Tuning assembly for a dielectrical resonator in a cavity

1161/ORD		ORD	0104182-1	SE0104182	520207	Granted
Sweden			28-Apr-2000	12-Dec-2001	10-Jun-2003	28-Apr-2020
	Title:	Tuning assembly for a dielectrical resonator in a cavity

1161/ORD		EPC	00850087.8	EP1061602	1061602	Granted
United Kingdom			17-May-2000	20-Dec-2000	26-Dec-2007	17-May-2020
	Title:	Tuning assembly for a dielectrical resonator in a cavity

1165/ORD		ORD	80433/98	AU742330B	742330	Granted
Australia			02-Dec-1999	20-Dec-2001	04-Apr-2002	02-Dec-2019
	Title:	Microwave resonator with dielectric tuning body resiliently secured to a movable rod by spring means

1165/ORD		ORD	98805852.9	1259231	CN1133231C	Granted
China (Peoples Republic)			18-May-1998	05-Jul-2000	31-Dec-2003	18-May-2018
	Title:	Microwave resonator with dielectric tuning body resiliently secured to a movable rod by spring means

1165/ORD		EPP	98928695.0	EP0986833	0986833	Granted
Finland			18-May-1998	12-Oct-1998	29-Dec-2004	18-May-2018
	Title:	Microwave resonator with dielectric tuning body resiliently secured to a movable rod by spring means

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1165/ORD		ORD	98928695.0	EP0986833	69828395	Granted
Germany			18-May-1998	12-Oct-1998	08-Dec-2005	18-May-2018
	Title:	Microwave resonator with dielectric tuning body resiliently secured to a movable rod by spring means

1165/ORD		ORD	9702178-6	EP0986833	0986833	Granted
Sweden			06-Jun-1997	22-Mar-2000	29-Dec-2004	06-Jun-2017
	Title:	Microwave resonator with dielectric tuning body resiliently secured to a movable rod by spring means

1165/ORD		EPP	98928695.0	EP0986833	0986833	Granted
United Kingdom			18-May-1998	12-Oct-1998	29-Dec-2004	18-May-2018
	Title:	Microwave resonator with dielectric tuning body resiliently secured to a movable rod by spring means

1167/ORD		ORD	99813985.8	1329763	CN1196220C	Granted
China (Peoples Republic)			24-Nov-1999	02-Jan-2002	06-Apr-2005	24-Nov-2019
	Title:	Microstrip filter device

1167/ORD		ORD	99963753.1	EP1135826	1135826	Granted
European Patent Convention			24-Nov-1999	26-Sep-2001	12-Mar-2008	24-Nov-2019
	Title:	Microstrip filter device

1167/ORD		EPP	19992509	FI992509	118934	Granted
Finland			24-Nov-1999	01-Jun-2000	15-May-2008	24-Nov-2019
	Title:	Microstrip filter device

1167/ORD		EPP	99963753.1	EP1135826	1135826	Granted
France			24-Nov-1999	26-Sep-2001	12-Mar-2008	24-Nov-2019
	Title:	Microstrip filter device

1167/ORD		EPP	99963753.1	EP1135826	69938361.7	Granted
Germany			24-Nov-1999	26-Sep-2001	26-Feb-2008	24-Nov-2019
	Title:	Microstrip filter device

1167/ORD		ORD	10-2001-7006851	10-2001-0089532	10-0611351	Granted
Korea, Republic of			24-Nov-1999	06-Oct-2001	03-Aug-2006	24-Nov-2019
	Title:	Microstrip filter device

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1167/ORD		ORD	9804153-6	SE9804153	513359	Granted
Sweden			01-Dec-1998	02-Jun-2000	04-Sep-2000	01-Dec-2018
	Title:	Microstrip filter device

1167/ORD		EPP	99963753.1	EP1135826	1135826	Granted
United Kingdom			24-Nov-1999	26-Sep-2001	12-Mar-2008	24-Nov-2019
	Title:	Microstrip filter device

1168/ORD		PRI	9800663-8	SE9800663	513164	Granted
Sweden			03-Mar-1998	04-Sep-1999	17-Jul-2000	03-Mar-2018
	Title:	Mounting bracket

1169/ORD		PCT	99801502.4	1286816	CN1214488C	Granted
China (Peoples Republic)			09-Jun-1999	07-Mar-2001	10-Aug-2005	09-Jun-2019
	Title:	Dual band antenna

1169/ORD		PCT	99935211.5	EP1072065	1072065	Granted
European Patent Convention			09-Jun-1999	31-Jan-2001	13-Mar-2002	09-Jun-2019
	Title:	Dual band antenna

1169/ORD		EPC	99935211.5	EP1072065	1072065	Granted
France			09-Jun-1999	31-Jan-2001	13-Mar-2002	09-Jun-2019
	Title:	Dual band antenna

1169/ORD		EPC	99935211.5	DE69901026D	69901026.8	Granted
Germany			09-Jun-1999	18-Apr-2002	22-Aug-2002	09-Jun-2019
	Title:	Dual band antenna

1169/ORD		EPP	99935211.5	EP1072065	1072065	Granted
Greece			09-Jun-1999	31-Jan-2001	13-Mar-2002	09-Jun-2019
	Title:	Dual band antenna

1169/ORD		EPC	99935211.5	ES1072065	2153342	Granted
Spain			09-Jun-1999	31-Jan-2001	13-Mar-2002	09-Jun-2019
	Title:	Dual band antenna

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1169/ORD		PRI	9802301-3	SE9802301	512439	Granted
Sweden			26-Jun-1998	27-Dec-1999	20-Mar-2000	26-Jun-2018
	Title:	Dual band antenna

1169/ORD		EPP	99935211.5	EP1072065	1072065	Granted
United Kingdom			09-Jun-1999	31-Jan-2001	13-Mar-2002	09-Jun-2019
	Title:	Dual band antenna

1170/ORD		ORD	98809706.0	1272967	CN1135649C	Granted
China (Peoples Republic)			26-Aug-1998	08-Nov-2000	21-Jan-2004	26-Aug-2018
	Title:	Multi surface coupled coaxial resonator

1170/ORD		ORD	98949970.2	EP1034576	1034576	Granted
European Patent Convention			26-Aug-1998	04-Aug-1999	24-Apr-2002	26-Aug-2018
	Title:	Multi surface coupled coaxial resonator

1170/ORD		PRI	9970003842	FI973842	1034576	Granted
Finland			30-Sep-1997	31-Mar-1999	31-Mar-1999	30-Sep-2017
	Title:	Multi surface coupled coaxial resonator

1170/ORD		EPP	98949970.2	EP1034576	69805095	Granted
Germany			26-Aug-1998	04-Aug-1999	24-Apr-2002	26-Aug-2018
	Title:	Multi surface coupled coaxial resonator

1170/ORD		EPP	98949970.2	EP1034576	1034576	Granted
Sweden			26-Aug-1998	08-Apr-1999	24-Apr-2002	26-Aug-2018
	Title:	Multi surface coupled coaxial resonator

1170/ORD		EPP	98949970.2	EP1034576	1034576	Granted
United Kingdom			26-Aug-1998	08-Apr-1999	24-Apr-2002	26-Aug-2018
	Title:	Multi surface coupled coaxial resonator

1173/EP		EPC	99943573.8	EP1118134	1118134	Granted
Belgium			12-Aug-1999	25-Jul-2001	30-Apr-2008	12-Aug-2019
	Title:	Coaxial cavity resonator

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1173/ORD		ORD	99809270.3	1311906	ZL99809270.3	Granted
China (Peoples Republic)			12-Aug-1999	05-Sep-2001	07-Apr-2004	12-Aug-2019
	Title:	Coaxial cavity resonator

1173/EP		EPC	99943573.8	EP1118134	1118134	Granted
Cyprus, Republic of			12-Aug-1999	25-Jul-2001	02-Feb-2009	12-Aug-2019
	Title:	Coaxial cavity resonator

1173/EP		ORD	99943573.8	EP1118134	1118134	Granted
European Patent Convention			12-Aug-1999	25-Jul-2001	02-Feb-2009	12-Aug-2019
	Title:	Coaxial cavity resonator

1173/EP		EPC	99943573.8	EP1118134	69938626.8	Granted
Germany			12-Aug-1999	25-Jul-2001
	Title:	Coaxial cavity resonator

1173/EP		EPC	99943573.8	EP1118134	1118134	Granted
Ireland			12-Aug-1999	25-Jul-2001	02-Feb-2009	12-Aug-2019
	Title:	Coaxial cavity resonator

1173/EP		EPC	99943573.8	EP1118134	1118134	Granted
Italy			12-Aug-1999	25-Jul-2001	30-Apr-2008	12-Aug-2019
	Title:	Coaxial cavity resonator

1173/EP		EPC	99943573.8	EP1118134	ES2302387	Granted
Spain			12-Aug-1999	25-Jul-2001	01-Jul-2008	12-Aug-2019
	Title:	Coaxial cavity resonator

1173/ORd		ORD	9802714-7	SE9802714	513349	Granted
Sweden			12-Aug-1998	13-Feb-2000	28-Aug-2000	12-Aug-2018
	Title:	Coaxial cavity resonator

1177/ORD		PCT	99807397.0	1305650	CN1152451C	Granted
China (Peoples Republic)			18-Jun-1999	25-Jul-2001	02-Jun-2004	18-Jun-2019
	Title:	Device for tuning of a dielectric resonator

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1177/PCT		EPC	99931732.4	EP1088362	1088362	Granted
Denmark			18-Jun-1999	04-Apr-2001	15-Nov-2006	18-Jun-2019
	Title:	Device for tuning of a dielectric resonator

1177/ORD		EPC	99931732.4	EP1088362	69934005.5	Granted
Germany			18-Jun-1999	04-Apr-2001	15-Nov-2006	18-Jun-2019
	Title:	Device for tuning of a dielectric resonator

1177/ORD		PCT	10-2000-7014245	10-2001-0052897	10-0631084	Granted
Korea, Republic of			18-Jun-1999	25-Jun-2001	26-Sep-2006	18-Jun-2019
	Title:	Device for tuning of a dielectric resonator

1177/ORD		PRI	9802191-8	SE9802191	512513	Granted
Sweden			18-Jun-1998	19-Dec-1999	27-Mar-2000	18-Jun-2018
	Title:	Device for tuning of a dielectric resonator

1183/ORD		ORD	01807189.9	1419719	ZL01807189.9	Granted
China (Peoples Republic)			20-Mar-2001	21-May-2003	12-Oct-2005	20-Mar-2021
	Title:	Coaxial cavity resonator, filter and use of resonator component in a filter

1183/ORD		ORD	0001143-7	SE0001143	520203	Granted
Sweden			30-Mar-2000	01-Oct-2001	10-Jun-2003	30-Mar-2020
	Title:	Coaxial cavity resonator, filter and use of resonator component in a filter

1183/ORD		EPC	01916015.9	EP1269563	1269563	Granted
United Kingdom			20-Mar-2001	02-Jan-2003	25-Mar-2009	20-Mar-2021
	Title:	Coaxial cavity resonator, filter and use of resonator component in a filter

1184/ORD		ORD	00808413.0	1353875	CN1193458C	Granted
China (Peoples Republic)			26-Apr-2000	12-Jun-2002	16-Mar-2005	26-Apr-2020
	Title:	Temperature-compensated rod resonator

1184/ORD		ORD	00928066.0	EP1181738	1181738	Granted
European Patent Convention			26-Apr-2000	14-Dec-2000	10-Oct-2007	26-Apr-2020
	Title:	Temperature-compensated rod resonator

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1184/ORD		EPC	00928066.0	EP1181738	60036701	Granted
Germany			26-Apr-2000	14-Dec-2000	10-Oct-2007	26-Apr-2020
	Title:	Temperature-compensated rod resonator

1184/ORD		ORD	9902094-3	SE9902094	514247	Granted
Sweden			04-Jun-1999	05-Dec-2000	29-Jan-2001	04-Jun-2019
	Title:	Temperature-compensated rod resonator

1188/		PCT	00812081.1	1371535	CN1179445C	Granted
China (Peoples Republic)			23-Aug-2000	25-Sep-2002	08-Dec-2004	23-Aug-2020
	Title:	Four port hybrid

1188/		ORD	00957206.6	EP1208615	1208615	Granted
European Patent Convention			23-Aug-2000	29-May-2002	05-Nov-2008	23-Aug-2020
	Title:	Four port hybrid

1188/		EPP	00957206.6	EP1208615	1208615	Granted
Germany			23-Aug-2000	29-May-2002	05-Nov-2008	23-Aug-2020
	Title:	Four port hybrid

1188/		PRI	9903042-1	SE9903042	514767	Granted
Sweden			27-Aug-1999	28-Feb-2001	23-Apr-2001	27-Aug-2019
	Title:	Four port hybrid

1189/		ORD	2002315007	2002315007	2002315007	Granted
Australia			06-Jun-2002	02-Jan-2003	20-Dec-2007	06-Jun-2022
	Title:	Dual-mode resonator

1189/GB		PCT	GB20040000190	WO03001683	GB2394366	Granted
United Kingdom			06-Jun-2002	03-Jan-2003	02-Mar-2005	06-Jun-2022
	Title:	Dual-mode resonator

1193/PCT		PCT	00808556.0		ZL00808556.0	Granted
China (Peoples Republic)			18-May-2000		09-Feb-2005	18-May-2020
	Title:	Method and apparatus for stability margin determination in a repeater

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1193/		PRI	9902212-1	SE9902212	516753	Granted
Sweden			11-Jun-1999	12-Dec-2000	26-Feb-2002	11-Jun-2019
	Title:	Method and apparatus for stability margin determination in a repeater

1193/PCT		EPP	00944474.6	EP1186112	1186112	Granted
United Kingdom			18-May-2000	13-Mar-2002	25-Mar-2009	18-May-2020
	Title:	Method and apparatus for stability margin determination in a repeater

1194/ORD		ORD	01817989.4		ZL01817989.4	Granted
China (Peoples Republic)			25-Apr-2003		23-Nov-2005	25-Apr-2023
	Title:	Shielded housing

1194/ORD		EPC	01965808.7	EP1334649	60137072.4	Granted
Germany			12-Sep-2001	13-Aug-2003	09-Dec-2008	12-Sep-2021
	Title:	Shielded housing

1194/ORD		ORD	04103395.1		HK1060472	Granted
Hong Kong			14-May-2004	08-Jun-2004	17-Mar-2006	14-May-2024
	Title:	Shielded housing

1194/		PRI	0003930-5	WO0235902	1334649	Granted
Sweden			27-Oct-2000	02-May-2002	13-Aug-2003	27-Oct-2020
	Title:	Shielded housing

1194/ORD		EPC	01965808.7	EP1334649	1334649	Granted
United Kingdom			12-Sep-2001	13-Aug-2003	25-Mar-2009	12-Sep-2021
	Title:	Shielded housing

1196/ORD		ORD	01270919.2	EP1342285	1342285	Granted
European Patent Convention			10-Dec-2001	10-Sep-2003	16-Jul-2008	10-Dec-2021
	Title:	Wave-guide and a connector therefor

1196/ORD		EPC	01270919.2	EP1342285	1342285	Granted
France			10-Dec-2001	10-Sep-2003	16-Jul-2008	10-Dec-2021
	Title:	Wave-guide and a connector therefor

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1196/ORD		EPC	01270919.2	EP1342285	60134890	Granted
Germany			10-Dec-2001	10-Sep-2003	16-Jul-2008	10-Dec-2021
	Title:	Wave-guide and a connector therefor

1196/ORD		ORD	0004569-0	WO0249140	518507	Granted
Sweden			11-Dec-2000	20-Jun-2002	15-Oct-2002	11-Dec-2020
	Title:	Wave-guide and a connector therefor

1196/ORD		EPC	01270919.2	EP1342285	1342285	Granted
United Kingdom			10-Dec-2001	10-Sep-2003	16-Jul-2008	10-Dec-2021
	Title:	Wave-guide and a connector therefor

1197/ORD		ORD	01819589.X	1478314	CN1242512C	Granted
China (Peoples Republic)			26-Oct-2001	25-Feb-2004	15-Feb-2006	26-Oct-2021
	Title:	Microwave antenna with patch mounting device

1197/ORD		PCT	01979182.1	EP1340287	1340287	Granted
European Patent Convention			26-Oct-2001	03-Sep-2003	12-Dec-2007	26-Oct-2021
	Title:	Microwave antenna with patch mounting device

1197/ORD		EPP	01979182.1	EP1340287	1340287	Granted
France			26-Oct-2001	03-Sep-2003	12-Dec-2007	26-Oct-2021
	Title:	Microwave antenna with patch mounting device

1197/ORD		EPP	01979182.1	EP1340287	60131887	Granted
Germany			26-Oct-2001	03-Sep-2003	12-Dec-2007	26-Oct-2021
	Title:	Microwave antenna with patch mounting device

1197/ORD		ORD	0004354-7	SE0004354	518237	Granted
Sweden			27-Nov-2000	28-May-2002	10-Sep-2002	27-Nov-2020
	Title:	Microwave antenna with patch mounting device

1197/ORD		EPP	01979182.1	EP1340287	1340287	Granted
United Kingdom			26-Oct-2001	03-Sep-2003	12-Dec-2007	26-Oct-2021
	Title:	Microwave antenna with patch mounting device

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1198/ORD		ORD	01821053.8	1484874	CN1248357C	Granted
China (Peoples Republic)			09-Nov-2001	24-Mar-2004	29-Mar-2006	09-Nov-2021
	Title:	Four port hybrid microstrip circuit of Lange type

1198/ORD		ORD	0004835-5	SE0004835	520792	Granted
Sweden			22-Dec-2000	23-Jun-2002	26-Aug-2003	22-Dec-2020
	Title:	Four port hybrid microstrip circuit of Lange type

1199/ORD		PCT	01821153.4	1483240	ZL01821153.4	Granted
China (Peoples Republic)			09-Nov-2001	17-Mar-2004	24-May-2006	09-Nov-2021
	Title:	Microwave amplifier with bypass segment

1199/ORD		ORD	01983026.4	EP1344313	1344313	Granted
European Patent Convention			15-May-2003	17-Sep-2003	02-Jan-2008	15-May-2023
	Title:	Microwave amplifier with bypass segment

1199/ORD		EPC	01983026.4	EP1344313	1344313	Granted
France			15-May-2003	17-Sep-2003	02-Jan-2008	15-May-2023
	Title:	Microwave amplifier with bypass segment

1199/ORD		EPC	01983026.4	EP1344313	60132244.4	Granted
Germany			15-May-2003	17-Sep-2003	28-Dec-2007	15-May-2023
	Title:	Microwave amplifier with bypass segment

1199/ORD		ORD	04101972.6		HK1061471	Granted
Hong Kong			22-Dec-2000		01-Aug-2008	22-Dec-2020
	Title:	Microwave amplifier with bypass segment

1199/ORD		PRI	0004834-8	SE0004834	519752	Granted
Sweden			22-Dec-2000	23-Jun-2002	08-Apr-2003	22-Dec-2020
	Title:	Microwave amplifier with bypass segment

1199/ORD		EPC	01983026.4	EP1344313	1344313	Granted
United Kingdom			15-May-2003	17-Sep-2003	02-Jan-2008	15-May-2023
	Title:	Microwave amplifier with bypass segment

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1200/ORD		PCT	01818180.5	1471748	ZL01818180.5	Granted
China (Peoples Republic)			12-Sep-2001	28-Jan-2004	28-Jun-2006	12-Sep-2021
	Title:	Beam adjusting device

1200/ORD		ORD	01967873.9	EP1348244	1348244	Granted
European Patent Convention			12-Sep-2001	01-Oct-2003	21-Nov-2007	12-Sep-2021
	Title:	Beam adjusting device

1200/ORD		EPC	01967873.9	EP1348244	1348244	Granted
France			12-Sep-2001	01-Oct-2003	21-Nov-2007	12-Sep-2021
	Title:	Beam adjusting device

1200/ORD		EPC	01967873.9	EP1348244	60131566.9	Granted
Germany			12-Sep-2001	01-Oct-2003	21-Nov-2007	12-Sep-2021
	Title:	Beam adjusting device

1200/ORD		ORD	04104336.1	HK1061309	1061309	Granted
Hong Kong			12-Sep-2001	10-Sep-2004	13-Oct-2006	12-Sep-2021
	Title:	Beam adjusting device

1200/ORD		PRI	0003929-7	SE0003929	519751	Granted
Sweden			27-Oct-2000	28-Apr-2002	08-Apr-2003	27-Oct-2020
	Title:	Beam adjusting device

1200/ORD		EPC	01967873.9	EP1348244	1348244	Granted
United Kingdom			12-Sep-2001	01-Oct-2003	21-Nov-2007	12-Sep-2021
	Title:	Beam adjusting device

1204/ORD		ORD	01811910.7	1441879	ZL01811910.7	Granted
China (Peoples Republic)			09-Jul-2001	10-Sep-2003	09-Jul-2008	09-Jul-2021
	Title:	TUNING SCREW ASSEMBLY

1204/ORD		ORD	0002665-8	SE0002665	516862	Granted
Sweden			14-Jul-2000	15-Jan-2002	12-Mar-2002	14-Jul-2020
	Title:	TUNING SCREW ASSEMBLY

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1205/ORD		ORD	01820539.9	1481614	CN1244199C	Granted
China (Peoples Republic)			12-Dec-2001	10-Mar-2004	01-Mar-2006	12-Dec-2021
	Title:	Method for tuning a radio filter and a system for tuning a radio filter

1205/ORD		ORD	01270954.9	EP1352470	1352470	Granted
European Patent Convention			12-Dec-2001	15-Oct-2003	11-Feb-2009	12-Dec-2021
	Title:	Method for tuning a radio filter and a system for tuning a radio filter

1205/ORD		ORD	0004658-1	SE0004658	519892	Granted
Sweden			15-Dec-2000	16-Jun-2002	22-Apr-2003	15-Dec-2020
	Title:	Method for tuning a radio filter and a system for tuning a radio filter

1205/ORD		EPC	01270954.9	EP1352470	1352470	Granted
United Kingdom			12-Dec-2001	15-Oct-2003	25-Mar-2009	12-Dec-2021
	Title:	Method for tuning a radio filter and a system for tuning a radio filter

1206/ORD		ORD	02808097.1	1502148	ZL02808097.1	Granted
China (Peoples Republic)			13-Feb-2002	02-Jun-2004	15-Nov-2006	13-Feb-2022
	Title:	CIRCUIT BOARD CONNECTOR

1206/ORD		ORD	04108875.9	1066103A	HK1066103	Granted
Hong Kong			13-Feb-2002	11-Mar-2005	13-Apr-2007	13-Feb-2022
	Title:	CIRCUIT BOARD CONNECTOR

1206/ORD		ORD	0101303-6	SE0101303	520321	Granted
Sweden			11-Apr-2001	12-Oct-2002	24-Jun-2003	11-Apr-2021
	Title:	CIRCUIT BOARD CONNECTOR

1207/ORD		ORD	0501235-6	SE0501235-6	528903	Granted
Sweden			31-May-2005	30-Nov-2006	13-Mar-2007	31-May-2025
	Title:	Improved AEDT

1208/ORD		PRI	0402523-5	SE0402523	527798	Granted
Sweden			19-Oct-2004	20-Apr-2006	07-Jun-2006	19-Oct-2024
	Title:	A DC-extracting arrangement

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1209/ORD		ORD	200300665	DK176005	176005	Granted
Denmark			02-May-2003	03-Nov-2004	21-Nov-2005	02-May-2023
	Title:	Microwave transmission unit including lightning protection

1209/EP		PRI	04730486.0	EP1620918	1620918	Granted
European Patent Convention			30-Apr-2004	11-Nov-2004	13-Aug-2008	30-Apr-2024
	Title:	Microwave transmission unit including lightning protection

1209/EP		EPC	04730486.0	EP1620918	1620918	Granted
Finland			30-Apr-2004	11-Nov-2004	14-Nov-2008	30-Apr-2024
	Title:	Microwave transmission unit including lightning protection

1209/EP		EPC	04730486.0	EP1620918	1620918	Granted
France			30-Apr-2004	11-Nov-2004	13-Aug-2008	30-Apr-2024
	Title:	Microwave transmission unit including lightning protection

1209/EP		EPC	04730486.0	EP1620918	602004015767.8	Granted
Germany			30-Apr-2004	11-Nov-2004	08-Aug-2008	30-Apr-2024
	Title:	Microwave transmission unit including lightning protection

1209/PCT		PCT	04730486.0	EP1620918	1620918	Granted
Sweden			30-Apr-2004		13-Aug-2008	30-Apr-2024
	Title:	Microwave transmission unit including lightning protection

1209/EP		EPC	04730486.0	EP1620918	1620918	Granted
United Kingdom			30-Apr-2004	11-Nov-2004	02-Dec-2008	30-Apr-2024
	Title:	Microwave transmission unit including lightning protection

1210/ORD		ORD	9600604-4	SE9600604	506106	Granted
Sweden			19-Feb-1996	20-Aug-1997	10-Nov-1997	19-Feb-2016
	Title:	Amplifier for antenna and using integrated dual duplex filters

1211/ORD		PRI	0402915-3	SE0402915	528084	Granted
Sweden			30-Nov-2004	27-Jun-2006	29-Aug-2006	30-Nov-2024
	Title:	DUAL BAND ANTENNA

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date
1212/PCT		EPC	97922263.5	EP0894372	0894372	Granted
Denmark			02-May-1997	13-Nov-1997	17-Mar-2003	02-May-2017
	Title:	Channel selective repeater

1212/PCT		PRI	97922263.5	EP0894372	0894372	Granted
European Patent Convention			02-May-1997	13-Nov-1997	27-Nov-2002	02-May-2017
	Title:	Channel selective repeater

1212/PCT		EPC	97922263.5	EP0894372	0894372	Granted
Finland			02-May-1997	13-Nov-1997	27-Nov-2002	02-May-2017
	Title:	Channel selective repeater

1212/PCT		EPC	97922263.5	EP0894372	69717430	Granted
Germany			02-May-1997	13-Nov-1997	15-Apr-2004	02-May-2017
	Title:	Channel selective repeater

1212/PCT		EPC	97922263.5	EP0894372	0894372	Granted
Italy			02-May-1997	13-Nov-1997	27-Nov-2002	02-May-2017
	Title:	Channel selective repeater

1212/PCT		EPC	97922263.5	EP0894372	0894372	Granted
Spain			02-May-1997	13-Nov-1997	27-Nov-2002	02-May-2017
	Title:	Channel selective repeater

1212/ORD		PRI	9601774-4	SE9601774	506571	Granted
Sweden			09-May-1996	10-Nov-1997	12-Jan-1998	09-May-2016
	Title:	Channel selective repeater

1212/PCT		EPC	97922263.5	EP0894372	0894372	Granted
United Kingdom			02-May-1997	13-Nov-1997	27-Nov-2002	02-May-2017
	Title:	Channel selective repeater

1213/ORD		PRI	0500979-0	SE528358	528358	Granted
Sweden			19-Oct-2004	29-Apr-2005	24-Oct-2006	19-Oct-2024
	Title:	DC Extract filter device

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date
1214/		PRI	0601890-7	SE530361	530361	Granted
Sweden			14-Sep-2006	15-Mar-2008	13-May-2008	14-Sep-2026
	Title:	Filter with external Coupling pin

1216/		PRI	0501235-6	SE0501235	528903	Granted
Sweden			31-May-2005	01-Dec-2006	13-Mar-2007	31-May-2025
	Title:	Phase Shifter

1218/ORD		PRI	0502453-4	SE0502453	529457	Granted
Sweden			04-Nov-2005	05-May-2007	14-Aug-2007	04-Nov-2025
	Title:	General LNA

1219/ORD		ORD	9801727-0	SE9801727	512078	Granted
Sweden			15-May-1998	16-Nov-1999	24-Jan-2000	15-May-2018
	Title:	Angular measurement

1220/ORD		ORD	8903298-1	SE8903298	470325	Granted
Sweden			06-Oct-1989	07-Apr-1991	19-May-1994	06-Oct-2009
	Title:	Method and device for setting the resonance module of a base station to the frequency of the incoming signal in a mobile telephone system

1222/ORD		ORD	9904369-7	SE9904369	516789	Granted
Sweden			01-Dec-1999	02-Jun-2001	05-Mar-2002	01-Dec-2019
	Title:	Mounting of an antenna assembly including a printed circuit board secured to a rigid metal reflector possibly by adhesive tape

1223/ORD		ORD	9904370-5	SE9904370	516788	Granted
Sweden			01-Dec-1999	02-Jun-2001	05-Mar-2002	01-Dec-2019
	Title:	Mounting of an antenna assembly including a printed circuit board secured to a rigid metal reflector possibly by adhesive tape

1224/ORD		PCT	01820757.X	CN1481594	ZL01820757.X	Granted
China (Peoples Republic)			21-Dec-2001	10-Mar-2004	21-Aug-2008	21-Dec-2021
	Title:	Method for tuning a radio filter and a system for tuning a radio filter

1224/ORD		PRI	0004863-7	SE0004863	520112	Granted
Sweden			27-Dec-2000	28-Jun-2002	27-May-2003	27-Dec-2020
	Title:	Method for tuning a radio filter and a system for tuning a radio filter

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date
1225/ORD		ORD	0100675-8	SE0100675-8	519389	Granted
Sweden			28-Feb-2001	29-Aug-2002	25-Feb-2003	28-Feb-2021
	Title:	Repeater

1226/		PRI	0402879-1	SE0402879	528015	Granted
Sweden			26-Nov-2004	27-Jun-2006	08-Aug-2006	26-Nov-2024
	Title:	Antenna control system

1227/		PRI	0402880-9	SE0402880	528018	Granted
Sweden			26-Nov-2004	27-Jun-2006	08-Aug-2006	26-Nov-2024
	Title:	Antenna control system

1228/ORD		ORD	0401144-1	SE0401144	526492	Granted
Sweden			03-May-2004	27-Sep-2005	27-Sep-2005	03-May-2024
	Title:	Aperture antenna element

1230/ORD		PRI	0401941-0	SE0401941	527757	Granted
Sweden			28-Jul-2004	29-Jan-2006	30-May-2006	28-Jul-2024
	Title:	Reflector assembly

1231/		PRI	0601201-7	SE529953	529953	Granted
Sweden			31-May-2006	01-Dec-2007	15-Jan-2008	31-May-2026
	Title:	A control system for controlling the electrical tilt of an antenna

1232/		PRI	0601889-9		530302	Granted
Sweden			14-Sep-2006	15-Mar-2008	22-Apr-2008	14-Sep-2026
	Title:	Antenna Filter Combination

1243/		PRI	0601136-5	SE529885	529885	Granted
Sweden			22-May-2006	23-Nov-2007	18-Dec-2007	22-May-2026
	Title:	Dual band antenna arrangement

1247/		PCT	527768/97		3343260	Granted
Japan			30-Jan-1997		23-Aug-2002
	Title:	Polar envelope correction mechanism for enhancing linearity of RF/Microwave power amplifier

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1247/		PCT	98-705845		351930	Granted
Korea, Republic of			29-Jan-1998		26-Aug-2002
	Title:	Polar envelope correction mechanism for enhancing linearity of RF/Microwave power amplifier

1249/		PCT	506953/98		3342018	Granted
Japan			10-Jul-1997		23-Aug-2002	10-Jul-2017
	Title:	RF amplifier having adaptive predistortion circuit

1249/		PCT	99-7000442		309808	Granted
Korea, Republic of			10-Jul-1997		11-Sep-2001	10-Jul-2017
	Title:	RF amplifier having adaptive predistortion circuit

1251/		PRI	0601738-8	SE530248	530248	Granted
Sweden			25-Aug-2006		08-Apr-2008	25-Aug-2026
	Title:	Active Lighting Protection

1256/		PRI	0601909-5	SE530306	530306	Granted
Sweden			15-Sep-2006	16-Mar-2008	29-Apr-2008	15-Sep-2026
	Title:	Communication solution for antennas

1258/		ORD	20010132096	TW525344B	TW174832	Granted
Taiwan			21-Dec-2001	21-Mar-2003
	Title:	Feed forward amplifier loop control utilizing IF signal processing

1261/ORD		ORD	0601381.7	GB2429011	GB2429011	Granted
United Kingdom			24-Jan-2006	14-Feb-2007	30-May-2007	24-Jan-2026
	Title:	Microwave dielectric ceramic

1266/		ORD	0501259.6	GB2413127	GB2413127	Granted
United Kingdom			13-Apr-2005	19-Oct-2005	03-Jan-2007	13-Apr-2025
	Title:	Microwave Dielectric Ceramic

1266/DIV1		DIV	0713583.3	GB24400048	2440048	Granted
United Kingdom			12-Jul-2007	16-Jan-2008	26-Mar-2008	18-May-2025
	Title:	Microwave Dielectric Ceramic

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1266/DIV2		DIV	0713582.5	GB24400047	2440047	Granted
United Kingdom			12-Jul-2007	16-Jan-2008	26-Mar-2008	18-May-2025
	Title:	Microwave Dielectric Ceramic

1266/PR3		PRI	0507459.6	GB2413127	2413127	Granted
United Kingdom			18-May-2005	19-Oct-2005	02-Apr-2008	18-May-2025
	Title:	‘Microwave Dielectric Ceramic

1307/LKP		PRI	870005142		78198	Granted
Finland			20-Nov-1987		28-Feb-1989	20-Nov-2007
	Title:	A TRANSMISSION LINE RESONATOR

1308/		PRI	910005156		915156	Granted
Finland			31-Oct-1991		01-May-1993	31-Oct-2011
	Title:	Temperature Compensated Resonato

1309/		ORD	98300900.2	EP0859422	0859422	Granted
European Patent Convention			06-Feb-1998	19-Aug-1998	19-May-2004	06-Feb-2018
	Title:	High-frequency filter

1309/		PRI	970000525	FI970525	106584	Granted
Finland			07-Feb-1997	08-Aug-1998	28-Feb-2001	07-Feb-2017
	Title:	High-frequency filter

1311/		PRI	980001362	FI981362	113575	Granted
Finland			12-Jun-1998	13-Dec-1999	14-May-2004	12-Jun-2018
	Title:	COUPLING ELEMENT AND HIGH-FREQUENCY FILTER

1312/		PRI	990000462	FI990462	113578	Granted
Finland			03-Mar-1999	04-Sep-2000	14-May-2004	03-Mar-2019
	Title:	Coupling element and manufacturing method for it and high-frequency filter

1313/		PRI	990001476	FI991476	113577	Granted
Finland			29-Jun-1999	30-Dec-2000	14-May-2004	29-Jun-2019
	Title:	Low-pass filter

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1314/		ORD	01660172.6	EP1191626	1191626	Granted
European Patent Convention			22-Sep-2000	07-Feb-2003	11-May-2008	22-Sep-2020
	Title:	Resonator filter

1314/		PRI	000002091	FI20002091	114251	Granted
Finland			22-Sep-2000	23-Mar-2002	15-Sep-2004	22-Sep-2020
	Title:	Resonator filter

1315/		PRI	000001676	FI20001676	113353	Granted
Finland			17-Jul-2000	18-Jan-2002	15-Apr-2004	17-Jul-2020
	Title:	Method for attaching a resonator part and a resonator

1316/		PRI	20021373	FI115808	115808	Granted
Finland			12-Jul-2002	13-Jan-2004	15-Jul-2005	12-Jul-2022
	Title:	Bypass arrangement for low-noise amplifier

1317/		PRI	20030402	FI20030402	119207	Granted
Finland			18-Mar-2003	19-Sep-2004	29-Aug-2008	18-Mar-2023
	Title:	Resonator filter

1319/		PRI	20040432	FI20040432	119402	Granted
Finland			22-Mar-2004	23-Sep-2005	31-Oct-2008	22-Mar-2024
	Title:	Arrangement for dividing a filter output signal

1323/		PRI	20041560	FI20041560	117684	Granted
Finland			02-Dec-2004	03-Jun-2006	15-Jan-2007	02-Dec-2024
	Title:	Filtering arrangement of antenna end

1324/		UTM	20050000040U		FI6737	Granted
Finland			04-Feb-2005		19-Jul-2005	04-Feb-2015
	Title:	Integrated cross coupling

1326/		PRI	20055292	FI20055292	117777	Granted
Finland			07-Jun-2005	08-Dec-2006	15-Feb-2007	07-Jun-2025
	Title:	By-pass arrangement of a low noise amplifier

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1330/		PRI	20065547	FI118663	118663	Granted
Finland			01-Sep-2006	31-Jan-2008	31-Jan-2008	01-Sep-2026
	Title:	MHA signal arrangement

1337/		PRI	20065493	FI118750	118750	Granted
Finland			12-Jul-2006	29-Feb-2008	29-Feb-2008	12-Jul-2026
	Title:	MHA structure arrangement

1348/		PRI	20065576	FI119208	119208	Granted
Finland			20-Sep-2006	29-Aug-2008	29-Aug-2008	20-Sep-2026
	Title:	Intelligent Resonator and Filter Element

U.S. Patent Applications List

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1023/ORD		ORD	11/063,447	2005-0190857		Published
United States of America			23-Feb-2005	01-Sep-2005
	Title:	Digitial Predistortion System and Method for Linearizing an RF Power Amplifier with Nonlinear Gain Characteristics and Memory
Effects

1053/ORD		ORD	11/214,191	2006-0098758		Published
United States of America			29-Aug-2005	11-May-2006
	Title:	System and Method for Forward Path Gain Control in a Digital Predistortion Linearized Transmitter

1074/		ORD	11/392,170	2006-0222104		Published
United States of America			29-Mar-2006	05-Oct-2006
	Title:	System and Method for Using the Pilot Frequency from a Positive Feedback Pilot Generation and Detection Circuit to Improve
Second Loop Convergence for a Feed Forward Amplifier

1080/CIP		CIP	10/442,608	2003-0199257		Published
United States of America			21-May-2003	23-Oct-2003
	Title:	Spurious Energy Correlation for Control of Linear Power Amplifiers

1099/		ORD	11/521,028	2007-0058743		Published
United States of America			14-Sep-2006	15-Mar-2007
	Title:	OFDM Communications Systems Employing Crest Factor Reduction with ISI Control

1100/		ORD	11/520,216	2007-0063772		Published
United States of America			13-Sep-2006	22-Mar-2007
	Title:	Amplifier System Employing Analog Polynomial Predistortion with Sub-Nyquist Digital Predistortion

1105/		ORD	11/518,112	2007-0058742		Published

United States of America			07-Sep-2006	15-Mar-2007
	Title:	Distributed Antenna System Using Signal Precursors

1109/		ORD	11/642,281	2007-0140367	Published
United States of America			19-Dec-2006	21-Jun-2007
	Title:	Crest Factor Reduction (CFR) for OFDM Using Selective Sub-Carrier Degradation

1110/		DIV	11/487,092	2006-0254045	Published
United States of America			13-Jul-2006	16-Nov-2006
	Title:	Flanged inner conductor coaxial resonators

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1111/		ORD	11/639,753	2007-0274279		Published
United States of America			15-Dec-2006	29-Nov-2007
	Title:	Distributed Antenna System Employing Digital Forward Deployment Of Wireless Transmit/Receive Locations

1202/		ORD	11/707,475	2007-0197179		Published
United States of America			15-Feb-2006	23-Aug-2007
	Title:	Optimally adaptive receiver

1203/		ORD	11/713,351	2007-0205952		Published
United States of America			01-Mar-2007	06-Sep-2007
	Title:	Broadband single vertical polarized base station antenna

1207/		PCT	11/920,879	2009-0040105		Published
United States of America			31-May-2006	12-Feb-2009
	Title:	Improved AEDT

1213/		PCT	11/665,692	2008-0042783		Published
United States of America			14-Oct-2005	21-Feb-2008
	Title:	DC Extract filter device

1214/		PCT	12/441,367			Pending
United States of America			31-Aug-2007
	Title:	Filter with external Coupling pin

1215/PCT		PCT	11/989,080			Pending
United States of America			21-Jul-2006
	Title:	INTERLEAVED MULTIPLE BAND ANTENNA

1216/		PCT	11/920,885	Pending
United States of America			31-May-2006
	Title:	Phase Shifter

1217/PCT		PRO	61/128,710	Pending
United States of America			23-May-2008	23-May-2009
	Title:	Surge Protection Arrangement

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1218/PCT		PCT	12/084,445			Pending
United States of America			30-Oct-2006
	Title:	General LNA

1226/PCT		PCT	11/791,378	2008-0036670		Allowed
United States of America			25-Nov-2005	14-Feb-2008
	Title:	Antenna control system

1227/PCT		PCT	11/791,421	2007-0290935		Allowed
United States of America			25-Nov-2005	20-Dec-2007
	Title:	Antenna control system

1230/PCT		PCT	11/658,692			Pending
United States of America			25-Jul-2005
	Title:	Reflector assembly

1231/		PCT	12/302,788			Pending
United States of America			25-May-2007
	Title:	Down Tilt Control Unit

1232/		PCT	12/441,373			Pending
United States of America			31-Aug-2007
	Title:	Antenna Filter Combination

1234/		ORD	11/729,647	2007-0229385		Published
United States of America			29-Mar-2007	04-Oct-2007
	Title:	Broadband Dual Polarized Base Station Antenna

1235/		PCT	12/085,334		Pending
United States of America			16-Nov-2006
	Title:	Smart Pole

1237/ORD		ORD	10/355,992	2004-0029617	Published
United States of America			31-Jan-2003	12-Feb-2004
	Title:	INSTALLATION SITES FOR HOUSING ELECTRONIC EQUIPMENT

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1240/ORD		ORD	10/880,423	2005-0130621		Published
United States of America			28-Jun-2004	16-Jun-2005
	Title:	Flood evacuation system for subterranean telecommunications vault

1241/ORD		ORD	10/880,417	2005-0145631		Published
United States of America			28-Jun-2004	07-Jul-2005
	Title:	Air lock cover vent for telecommunications equipment

1242/123		ORD	11/788,181	2007-0249283		Published
United States of America			19-Apr-2007	25-Oct-2007
	Title:	System and Method for Estimation and Compensation of Radiated Feedback Coupling in a High Gain Repeater

1243/		PCT	12/301,999			Pending
United States of America			22-May-2007
	Title:	Dual band antenna arrangement

1244/		ORD	11/810,840	2008-0007453		Published
United States of America			07-Jun-2007	10-Jan-2008		12-Jun-2007
	Title:	Smart antenna array over fiber

1246/CIP		ORD	11/820,203	2008-0019532		Published
United States of America			18-Jun-2007	24-Jan-2008
	Title:	Using the pilot frequency from a positive feedback system to improve second loop convergence for a feedforward amplifier

1251/		PCT	12/438,724			Pending
United States of America			27-Aug-2007
	Title:	Active Lighting Protection

1252/PCT		PCT	12/442,376		Pending
United States of America			24-Sep-2007
	Title:	Method of manufacturing a traverse electric magnetic (TEM) mode transmission line and such transmission line

1253/		ORD	11/899,207	2008-0060561	Published
United States of America			05-Sep-2007	13-Mar-2008	07-Sep-2007
	Title:	Modular Pallet

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1255/ORD		ORD	11/940,098	2008-0113617		Published
United States of America			14-Nov-2007	15-May-2008
	Title:	Stability recovery for an on-frequency RF repeater with adaptive echo cancellation

1256/PCT		PCT	12/441,375			Published
United States of America			12-Sep-2007
	Title:	Communication solution for antennas

1259/ORD		ORD	12/001,397	2008-0144543		Published
United States of America			11-Dec-2007	19-Jun-2008
	Title:	Time division duplex forward-to-reverse transition signal generator

1260/		ORD	11/959,384	2008-0167176		Published
United States of America			18-Dec-2007	10-Jul-2008
	Title:	MICROWAVE DIELECTRIC CERAMIC

1262/ORD		ORD	12/008,344	2008-0181182		Published
United States of America			10-Jan-2008	31-Jul-2008
	Title:	An improved digital radio head system and method

1264/ORD		ORD	12/009,667	2008-0176513		Published
United States of America			22-Jan-2008	24-Jul-2008
	Title:	Adaptive Echo Cancellation For An On-Frequency RF Repeater Using A Weighted Power Spectrum

1268/ORD		ORD	12/074,473	2008-0218425		Published
United States of America			04-Mar-2008	11-Sep-2008
	Title:	Single Pole Vertically Polarized Variable Azimuth Beam Width Antenna for Wireless Network

1277/ORD		ORD	12/080,483	2008-0246681	Published
United States of America			03-Apr-2008	09-Oct-2008
	Title:	Dual Stagger Offset-able Azimuth Beam Width Controlled Antenna for Wireless Network

1278/ORD		ORD	12/074,980	2009-0015498	Published
United States of America			07-Mar-2008	15-Jan-2009
	Title:	Dual staggered vertically polarized variable azimuth beam width antenna for wireless network

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1279/ORD		ORD	12/157,646	2008-0309568		Published
United States of America			11-Jun-2008	20-Feb-2009
	Title:	Triple Stagger Offsettable Azimuth Beam Width Controlled Antenna for Wireless Network

1281/ORD		ORD	12/152,726			Pending
United States of America			20-May-2008
	Title:	Novel Design of a Low Cost Antenna for Wireless Communications

1282/ORD		ORD	12/154,179	2008-0293360		Published
United States of America			20-May-2008	27-Nov-2008
	Title:	ON FREQUENCY REPEATER WITH AGC STABILITY DETERMIANTION

1283/ORD		ORD	12/152,728	2008-0284669		Published
United States of America			16-May-2008	20-Nov-2008
	Title:	Remote Antenna Positioning Data Acquisition

1284/ORD		ORD	12/175,425	2009-0021437		Published
United States of America			17-Jul-2008	22-Jan-2009
	Title:	Center panel movable 3-Column Array Antenna for Wireless Network

1286/ORD		ORD	12/221,634			Pending
United States of America			05-Aug-2008
	Title:	Dual polarization antenna element with dielectric bandwidth compensation and improved cross-coupling

1287/ORD		ORD	12/212,533			Pending
United States of America			17-Sep-2008
	Title:	Broadband coplanar antenna element

1289/ORD		ORD	12/287,661	Pending
United States of America			10-Oct-2008
	Title:	Omni Directional Broadband coplanar antenna element

1290/ORD		ORD	12/252,324	Pending
United States of America			15-Oct-2008
	Title:	Dual Beam Sector Array using 3-column non-planar array with a simple 3-to-2 BFN

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1294/		PRO	61/026,675			Pending
United States of America			06-Feb-2008			06-Feb-2009
	Title:	Multi Element Broadband Omni-Directional Antenna Array

1296/ORD		ORD	12/340,401			Pending
United States of America			19-Dec-2008
	Title:	TDD Digital Distributed Antenna Systems

1297/ORD		ORD	12/340,383			Pending
United States of America			19-Dec-2008
	Title:	Digital Distributed Antenna Systems

1298/		ORD	11/920,885			Pending
United States of America			31-May-2006
	Title:	Beam adjusting device

1299/		ORD	11/920,879			Pending
United States of America			31-May-2006
	Title:	Beam adjusting device

1300/		PRO	61/063,050			Pending
United States of America			31-Jan-2008			31-Jan-2009
	Title:	Wireless Repeater with Smart Uplink

1300/ORD		ORD	12/363,591			Pending
United States of America			30-Jan-2009
	Title:	Wireless Repeater with Smart Uplink

1301/		PRO	61/062,658	Pending
United States of America			28-Jan-2008	28-Jan-2009
	Title:	Tri-Column Adjustable Azimuth Beam Width Antenna for Wireless Network.

1301/ORD		ORD	12/359,938	Pending
United States of America			26-Jan-2009
	Title:	Tri-Column Adjustable Azimuth Beam Width Antenna for Wireless Network.

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1302/		PRO	61/063,215			Pending
United States of America			01-Feb-2008			01-Feb-2009
	Title:	Compound two-way antenna with installation compensator

1302/ORD		ORD	12/361,307			Pending
United States of America			28-Jan-2009
	Title:	Compound two-way antenna with installation compensator

1304/		ORD	11/989,080			Pending
United States of America			18-Jan-2008
	Title:	Antenna Arrangement with interleaved antenna elements

1305/		PRO	61/031,322			Pending
United States of America			25-Feb-2008			25-Feb-2009
	Title:	Transverse phase shifter

1306/		PRO	61/031,325			Pending
United States of America			25-Feb-2008			25-Feb-2009
	Title:	Improved Antenna Isolation II

1306/ORD		ORD	12/392,007			Pending
United States of America			24-Feb-2009
	Title:	Improved Antenna Isolation II

1319/		PCT	11/469,725	2007-0132528		Allowed
United States of America			03-Mar-2005	14-Jun-2007
	Title:	Arrangement for dividing a filter output signal

1320/		PCT	11/469,725	2007-0132528	Allowed
United States of America			04-Mar-2005	14-Jun-2007
	Title:	Input arrangement for a low-noise amplifier pair

1321/		PCT	10/599,809	2007-0273459	Allowed
United States of America			29-Apr-2005	29-Nov-2007
	Title:	Bandstop filter

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1323/		PCT				Pending
United States of America			07-Nov-2005
	Title:	Filtering arrangement of antenna end

1325/		PCT	11/946,600	2008-0070507		Published
United States of America			18-May-2006	20-Mar-2008
	Title:	Arrangement for steering radiation lobe of antenna

1326/		PCT	11/945,363	2008-0107216		Published
United States of America			22-May-2006	08-May-2008
	Title:	By-pass arrangement of a low noise amplifier

1332/		PCT	12/198,170	2009-0045887		Published
United States of America			14-Feb-2007	19-Feb-2009
	Title:	MCoulpler and tuning method for the directivity

1333/		PCT	12/194,745	2009-0015502		Published
United States of America			12-Jun-2006	15-Jan-2009
	Title:	A new antenna structure and a method for its manufacture

1338/		PRO	61/037,986			Pending
United States of America			19-Mar-2008			19-Mar-2009
	Title:	Transmission line and a method production of a transmission line

1338/ORD		ORD	12/406,839			Pending
United States of America			18-Mar-2009
	Title:	Transmission line and a method production of a transmission line

1339/		PRO	61/031,322	Pending
United States of America			25-Feb-2008	25-Feb-2009
	Title:	An electromagnetic transmission line arrangement with a phase shifter

1340/		PRO	61/031,325	Pending
United States of America			25-Feb-2008	25-Feb-2009
	Title:	Antenna feeding arrangement

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1341/ORD		ORD	61/044,382			Pending
United States of America			11-Apr-2008
	Title:	Improved Antenna Isolation I

1342/PRO		PRO	61/050,127			Pending
United States of America			02-May-2008			02-May-2009
	Title:	Masthead amplifier unit

1343/		PRO	61/128,366			Pending
United States of America			20-May-2008			20-May-2009
	Title:	Adaptive Echo Cancellation for an On-Frequency RF Repeater with Digital Sub-band Filtering

1344/		PRO	61/133,147			Pending
United States of America			25-Jun-2008			25-Jun-2009
	Title:	Resonant Cap Loaded High Gain Patch Antenna

1345/		PRO	61/195,891			Pending
United States of America			10-Oct-2008			10-Oct-2009
	Title:	Crest Factor Reduction (CFR) For Downlink LTE by Transmitting Phase Shifted Resource Blocks

1346/PRO		PRO	61/105,773			Pending
United States of America			15-Oct-2008			15-Oct-2009
	Title:	Low Power Multi-Beam Active Array for Cellular Communications

1347/PRO		PRO	61/105,776			Pending
United States of America			15-Oct-2008			15-Oct-2009
	Title:	A dual polarized CPW-Fed Aperture-Coupled stacked Patch

1350/PRO		PRO	61/157,873	Pending
United States of America			05-Mar-2009	05-Mar-2010
	Title:	Micro P-Coupler

Non- U.S. Patent Applications List

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1002/		PCT	2556359	CA2556359		Published
Canada			14-Feb-2005	06-Oct-2005
	Title:	System and Method for Control of loop alignment for feed forward amplifiers

1002/		PCT	200580007830.6	1998134		Published
China (Peoples Republic)			14-Feb-2005	11-Jul-2007
	Title:	System and Method for Control of loop alignment for feed forward amplifiers

1002/		PCT	05713403.3	WO2005091802		Published
European Patent Convention			14-Feb-2005	10-Jun-2005
	Title:	System and method for control of loop alignment in adaptive feed forward amplifiers

1002/		PCT	3763/CHENP/2006			Pending
India			11-Oct-2006
	Title:	System and method for Control of loop alignment for feed forward amplifiers

1002/PCT		ORD	PCT/US2005/004437	WO2005091802		Published
Patent Cooperation Treaty			14-Feb-2005	06-Oct-2005
	Title:	Fast Control of Loop Alignment for Feed Forward Amplifiers

1005/PCT		PCT	200480018834.X	1833418		Published
China (Peoples Republic)			01-Jul-2004	13-Sep-2006
	Title:	Digital Predistortion System and Method for Correcting Memory Effects within an RF Power Amplifier

1005/PCT		PCT	04756534.6	EP1645094		Published
European Patent Convention			01-Jul-2004	12-Apr-2006
	Title:	Digital Predistortion System and Method for Correcting Memory Effects within an RF Power Amplifier

1005/PCT		ORD	PCT/US2004/021210	WO2005008883	Published
Patent Cooperation Treaty			01-Jul-2004	27-Jan-2005
	Title:	Digital Predistortion System and Method for Correcting Memory Effects within an RF Power Amplifier

1006/EP		PCT	04759204.3	EP1614244	Published
European Patent Convention			07-Apr-2004	11-Jan-2006
	Title:	Combiner Alignment by Adjusting the Digital Input of Transmitter Modules Based on Anti-Phase Pilot Signals

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1006/PCT		ORD	PCT/US2004/10681	WO2004093326		Published
Patent Cooperation Treaty			07-Apr-2004	28-Oct-2004
	Title:	Combiner Alignment by Adjusting the Digital Input of Transmitter Modules Based on Anti-Phase Pilot Signals

1007/CA		PCT	2479684	CA2479684		Published
Canada			18-Mar-2003	02-Oct-2003
	Title:	System and Method for Eliminating Signal Zero Crossings in Single and Multiple Channel Communications Systems

1007/CN		PCT	03811058.X	1653703	03811058.X	Allowed
China (Peoples Republic)			18-Mar-2003	10-Aug-2005	17-Sep-2008	18-Mar-2023
	Title:	System and Method for Eliminating Signal Zero Crossings in Single and Multiple Channel Communications Systems

1007/EP		PCT	03745111.9	EP1502362		Published
European Patent Convention			18-Mar-2003	02-Feb-2005
	Title:	System and Method for Eliminating Signal Zero Crossings in Single and Multiple Channel Communications Systems

1007/PCT		ORD	PCT/US2003/08005	WO03081793		Published
Patent Cooperation Treaty			18-Mar-2003	02-Oct-2003
	Title:	System and Method for Eliminating Signal Zero Crossings in Single and Multiple Channel Communications Systems

1008/CN		PCT	200380106213.2	1726636		Published
China (Peoples Republic)			11-Dec-2003	25-Jan-2006
	Title:	Feed Forward System Penalties and Floors for Optimal Control

1008/EP		PCT	03790473.7	EP1573900	Published
European Patent Convention			11-Dec-2003	14-Sep-2005
	Title:	Feed Forward Amplifier System Using Penalties and Floors for Optimal Control

1008/KR		PCT	10-2005-7011458	10-2005-0085809	Published
Korea, Republic of			11-Dec-2003	29-Aug-2005
	Title:	Feed Forward System Penalties and Floors for Optimal Control

1008/PCT		ORD	PCT/US2003/39464	WO2004062091	Published
Patent Cooperation Treaty			11-Dec-2003	22-Jul-2004
	Title:	Feed Forward System Penalties and Floors for Optimal Control

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1009/CA		PCT	2515689	CA2515689		Published
Canada			11-Feb-2004	02-Sep-2004
	Title:	Enhanced Efficiency Feed Forward Power Amplifier Utilizing Reduced Cancellation Bandwidth and Small Error Amplifier

1009/CN		PCT	200480004169.9	1751434		Published
China (Peoples Republic)			11-Feb-2004	22-Mar-2006
	Title:	Enhanced Efficiency Feed Forward Power Amplifier Utilizing Reduced Cancellation Bandwidth and Small Error Amplifier

1009/EP		PCT	04710155.5	EP1609238		Published
European Patent Convention			11-Feb-2004	28-Dec-2005
	Title:	Enhanced Efficiency Feed Forward Power Amplifier Utilizing Reduced Cancellation Bandwidth and Small Error Amplifier

1009/PCT		ORD	PCT/US2004/03847	WO2004075397		Published
Patent Cooperation Treaty			11-Feb-2004	02-Sep-2004
	Title:	Enhanced Efficiency Feed Forward Power Amplifier Utilizing Reduced Cancellation Bandwidth and Small Error Amplifier

1010/CN		PCT	2004-80013988.X	1792125		Allowed
China (Peoples Republic)			20-May-2004	21-Jun-2006
	Title:	Circuit Board Assembly Employing Solder Vent Hole

1010/PCT		ORD	PCT/US2004/15899	WO2004107827		Published
Patent Cooperation Treaty			20-May-2004	09-Dec-2004
	Title:	Circuit Board Assembly Employing Solder Vent Hole

1014/		PCT	04760873.2	EP1620942	Published
European Patent Convention			04-May-2004	01-Feb-2006
	Title:	RF Amplifier Employing Active Load Linearization

1014/PCT		ORD	PCT/US2004/13889	WO2004102788	Published
Patent Cooperation Treaty			04-May-2004	25-Nov-2004
	Title:	RF Amplifier Employing Active Load Linearization

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1016/WO		PCT	2005800302275.9	101023614		Published
China (Peoples Republic)			08-Jul-2005	22-Aug-2007
	Title:	System and Method for Digital Timing Error Correction in a Communications Systems Utilizing Adaptive Predistortion

1016/WO		PCT	05778230.2	WO2006017126		Published
European Patent Convention			08-Jul-2005	16-Feb-2006
	Title:	System and Method for Digital Timing Error Correction in a Communications Systems Utilizing Adaptive Predistortion

1016/WO		ORD	PCT/US2005/24132	WO2006017126		Published
Patent Cooperation Treaty			08-Jul-2005	16-Feb-2006
	Title:	System and Method for Digital Timing Error Correction in a Communications Systems Utilizing Adaptive Predistortion

1018/WO		PCT	200580029767.6			Published
China (Peoples Republic)			07-Jul-2005	29-Aug-2007
	Title:	System and Method for Differential IQ Delay Compensation in a Communications System Utilizing Adaptive AQM Compensation

1018/WO		PCT	05772396.7	WO2006017115		Published
European Patent Convention			07-Jul-2005	16-Feb-2006
	Title:	System and Method for Differential IQ Delay Compensation in a Communications System Utilizing Adaptive AQM Compensation

1018/WO		PCT	562/CHENP/2007			Pending
India			07-Jul-2005
	Title:	System and Method for Differential IQ Delay Compensation in a Communications System Utilizing Adaptive AQM Compensation

1018/WO		ORD	PCT/US2005/024082	WO2006017115	Published
Patent Cooperation Treaty			07-Jul-2005	16-Feb-2006
	Title:	System and Method for Differential IQ Delay Compensation in a Communications System Utilizing Adaptive AQM Compensation

1019/WO		PCT	05771552.6	WO2006019606	Published
European Patent Convention			11-Jul-2005	23-Feb-2006
	Title:	Auxiliary Transistor Gate Bias Control system and method

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1019/		PCT	PCT/US2005/024180			Pending
India			21-Feb-2007
	Title:	Auxiliary transistor gate bias control

1019/WO		ORD	PCT/US2005/24180	WO2006/019606		Published
Patent Cooperation Treaty			11-Jul-2005	16-Nov-2006
	Title:	Auxiliary Transistor Gate Bias Control system and method

1020/		PCT	19990027553	AU2755399		Published
Australia			01-Mar-1999	20-Sep-1999
	Title:	SYSTEM AND A METHOD FOR TRANSFER OF A DIGITAL INFORMATION CARRYING SIGNAL

1020/		ORD	PCT/SE99/00288	WO9945680		Published
Patent Cooperation Treaty			01-Mar-1999	10-Sep-1999
	Title:	SYSTEM AND A METHOD FOR TRANSFER OF A DIGITAL INFORMATION CARRYING SIGNAL

1022/		PCT	20058000600.1	101040502		Published
China (Peoples Republic)			18-Jan-2005	19-Sep-2007
	Title:	Wideband enhanced digital injection predistortion for high efficiency transmitters

1022/PCT		PCT	05722448.7	EP1738511		Published
European Patent Convention			18-Jan-2005	08-Apr-2005
	Title:	Wideband Enhanced Digital Injection Predistortion System and Method

1022/PCT		PCT	10-2006-7016753	10-2006-0109997	10-0789125	Allowed
Korea, Republic of			18-Jan-2005	23-Oct-2006	20-Dec-2007	18-Jan-2025
	Title:	Wideband Enhanced Digital Injection Predistortion System and Method

1022/PCT		ORD	PCT/US2005/001449	WO2005069897	Published
Patent Cooperation Treaty			18-Jan-2005	04-Aug-2005
	Title:	Wideband Enhanced Digital Injection Predistortion System and Method

1023/		PCT	2555988	CA2555988	Published
Canada			24-Feb-2005	15-Sep-2005
	Title:	Digital predistortion system and method for linearizing an RF power amplifier with nonlinear gain characteristics and memory effects

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1023/		PCT	20050006624.3	1969459		Published
China (Peoples Republic)			24-Feb-2005	23-May-2007
	Title:	Digital predistortion system and method for linearizing an RF power amplifier with nonlinear gain characteristics and memory effects

1023/		PCT	05723756.2	EP1723725		Published
European Patent Convention			24-Feb-2005	22-Nov-2006
	Title:	Digital predistortion system and method for linearizing an RF power amplifier with nonlinear gain characteristics and memory effects

1023/		PCT	3646/CHENP/2006			Pending
India			24-Feb-2005
	Title:	Digital predistortion system and method for linearizing an RF power amplifier with nonlinear gain characteristics and memory effects

1023/PCT		ORD	PCT/US2005/006020	WO2005086361		Published
Patent Cooperation Treaty			24-Feb-2005	15-Sep-2005
	Title:	Digitial Predistortion System and Method for Linearizing an RF Power Amplifier with Nonlinear Gain Characteristics and Memory Effects

1024/		PCT	2557334	CA2557334		Published
Canada			23-Feb-2005	06-Oct-2005
	Title:	Digital predistortion system and method for high efficiency transmitters

1024/		PCT	200580006627.7			Pending
China (Peoples Republic)			23-Feb-2005
	Title:	Digital predistortion system and method for high efficiency transmitters

1024/		PCT	05713947.9	EP1749359	Published
European Patent Convention			23-Feb-2005	10-Jun-2005
	Title:	Digital predistortion system and method for high efficiency transmitters

1024/		PCT	3659/CHENP/2006		Pending
India			23-Feb-2005
	Title:	Digital predistortion system and method for high efficiency transmitters

1024/PCT		ORD	PCT/US2005/005636	WO2005091865	Published
Patent Cooperation Treaty			23-Feb-2005	06-Oct-2005
	Title:	Digital Predistortion System and Method for High Efficiency Transmitters

Docket Number/ Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1030/CN		PCT	01814336.9	1448011		Published
China (Peoples Republic)			19-Jun-2001	08-Oct-2003
	Title:	System and Method for Peak Power Reduction in Multiple Carrier Communications Systems

1030/DIV1		DIV	200610089955.4	1874330		Published
China (Peoples Republic)			19-Jun-2001	06-Dec-2006
	Title:	System and method for peak power reduction in multiple carrier communications systems

1030/EP		PCT	01946485.8	EP1293058		Published
European Patent Convention			19-Jun-2001	19-Mar-2003
	Title:	System and Method for Peak Power Reduction in Multiple Carried Communications Systems

1030/PCT		ORD	PCT/US01/19463	WO0182547		Published
Patent Cooperation Treaty			19-Jun-2001	01-Nov-2001
	Title:	System and Method for Peak Power Reduction in Multiple Carrier Communications Systems

1032/EP		PCT	02744685.5	EP1405427		Published
European Patent Convention			28-Jun-2002	07-Apr-2004
	Title:	System and Method for Post Filtering Peak Power Reduction in Communications Systems

1032/PCT		ORD	PCT/US02/20422	WO03005594		Published
Patent Cooperation Treaty			28-Jun-2002	16-Jan-2003
	Title:	System and Method for Post Filtering Peak Power Reduction in Communications Systems

1033/CN		PCT	02814927.0	1640081		Published
China (Peoples Republic)			30-Jul-2002	13-Jul-2005
	Title:	System and Method for Post Filtering Peak Power Reduction in Communications Systems

1033/EP		PCT	02748266.0-2413	EP1415448		Published
European Patent Convention			30-Jul-2002	06-May-2004
	Title:	System and Method for Post Filtering Peak Power Reduction in Communications Systems

1033/KR		PCT	10-2004-7001631	10-2004-0015382	10-0647031	Allowed
Korea, Republic of			02-Feb-2004	18-Feb-2004	10-Nov-2006	30-Jul-2022
	Title:	System and Method for Post Filtering Peak Power Reduction in Communications Systems

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1033/PCT		ORD	PCT/US02/24041	WO03013081		Published
Patent Cooperation Treaty			30-Jul-2002	13-Feb-2003
	Title:	System and Method for Post Filtering Peak Power Reduction in Communications Systems

1035/CA		PCT	2483107	CA2483107		Published
Canada			22-Apr-2003	06-Nov-2003
	Title:	Bias Circuit Topologies for Minimization of RF Amplifier Memory Effects

1035/EP		PCT	03726376.1	EP1576724		Published
European Patent Convention			22-Apr-2003	21-Sep-2005
	Title:	Bias Circuit Topologies for Minimization of RF Amplifier Memory Effects

1035/PCT		ORD	PCT/US2003/12259	WO03092153		Published
Patent Cooperation Treaty			22-Apr-2003	06-Nov-2003
	Title:	Bias Circuit Topologies for Minimization of RF Amplifier Memory Effects

1036/CA		PCT	2476246	CA2476246		Published
Canada			12-Feb-2003	21-Aug-2003
	Title:	Feed Forward RF Power Amplifier with High Efficiency Main Amplifier and Highly Linear Error Amplifier

1036/CN		PCT	03808303.5	1647369		Published
China (Peoples Republic)			12-Feb-2003	27-Jul-2005
	Title:	Feed Forward RF Power Amplifier with High Efficiency Main Amplifier and Highly Linear Error Amplifier

1036/EP		PCT	03739723.9	EP1474865		Published
European Patent Convention			12-Feb-2003	10-Nov-2004
	Title:	Feed Forward RF Power Amplifier with High Efficiency Main Amplifier and Highly Linear Error Amplifier

1036/KR		PCT	10-2004-7012645	10-2004-0105719	Published
Korea, Republic of			12-Feb-2003	16-Dec-2004
	Title:	Feed Forward RF Power Amplifier with High Efficiency Main Amplifier and Highly Linear Error Amplifier

1036/PCT		ORD	PCT/US2003/03948	WO03069773	Published
Patent Cooperation Treaty			12-Feb-2003	21-Aug-2003
	Title:	Feed Forward RF Amplifier with High Efficiency Main Amplifier and Highly Linear Error Amplifier

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1039/CA		PCT	2495528	CA2495528		Published
Canada			19-Aug-2003	04-Mar-2004
	Title:	Enhanced Efficiency LDMOS Based Feed Forward Amplfier

1039/CN		PCT	03820261.1	1679232		Published
China (Peoples Republic)			19-Aug-2003	05-Oct-2005
	Title:	Enhanced Efficiency LDMOS Based Feed Forward Amplfier

1039/EP		PCT	03793135.9	EP1552602		Published
European Patent Convention			19-Aug-2003	13-Jul-2005
	Title:	Enhanced Efficiency LDMOS Based Feed Forward Amplfier

1039/PCT		ORD	PCT/US2003/25978	WO2004019484		Published
Patent Cooperation Treaty			19-Aug-2003	04-Mar-2004
	Title:	Enhanced Efficiency LDMOS Based Feed Forward Amplfier

1040/WO71		PCT	05760621.2	WO2006016964		Published
European Patent Convention			14-Jun-2005	16-Feb-2006
	Title:	Digital Transmitter System Employing Self-Generating Predistortion Parameter Lists and Adaptive Controller

1040/KR		PCT	10-2005-7013576	10-2005-0094876		Published
Korea, Republic of			22-Jan-2004	28-Sep-2005
	Title:	Combined Use of Self-Generating Alignment Lists and Adaptive Controllers to Align a Feed Forward System

1040/WO71		PCT	10-2007-7003366			Pending
Korea, Republic of			14-Jun-2005
	Title:	Digital Transmitter System Employing Self-Generating Predistortion Parameter Lists and Adaptive Controller

1040/PCT1		ORD	PCT/US2004/01800	WO2004065996	Published
Patent Cooperation Treaty			22-Jan-2004	05-Aug-2004
	Title:	Feed Forward Amplifier System Employing Self-Generating Alignment Lists and Adaptive Controller

1040/WO71		ORD	PCT/US2005/021025	WO2006016964	Published
Patent Cooperation Treaty			14-Jun-2005	16-Feb-2006
	Title:	Digital Transmitter System Employing Self-Generating Predistortion Parameter Lists and Adaptive Controller

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1041/PCT		PCT	2540127	CA2540127		Published
Canada			10-Sep-2004	14-Apr-2005
	Title:	Method for Aligning Feed Forward Loops

1041/PCT		PCT	200480034637.7	1886891		Published
China (Peoples Republic)			10-Sep-2004	27-Dec-2006
	Title:	Method for Aligning Feed Forward Loops

1041/PCT		PCT	04783589.7	EP1673856		Published
European Patent Convention			10-Sep-2004	28-Jun-2006
	Title:	Method for Aligning Feed Forward Loops

1041/PCT		ORD	PCT/US2004/029404	WO2005034338		Published
Patent Cooperation Treaty			10-Sep-2004	14-Apr-2005
	Title:	Method for Aligning Feed Forward Loops

1043/EP		PCT	04759806.5	EP1614224		Published
European Patent Convention			07-Apr-2004	01-Jan-2006
	Title:	Additive Digital Predistortion System Employing Parallel Path Coordinate Conversion

1043/PCT		ORD	PCT/US2004/10680	WO2004095715		Published
Patent Cooperation Treaty			07-Apr-2004	04-Nov-2004
	Title:	Additive Digital Predistortion System Employing Parallel Path Coordinate Conversion

1045/CN		PCT	200380106210.9	1726637		Published
China (Peoples Republic)			11-Dec-2003	25-Jan-2006
	Title:	Delay Mismatched Feed Forward Amplifier System Using Penalties and Floors for Control

1045/EP		PCT	03790474.5	EP1573907	Published
European Patent Convention			11-Dec-2003	14-Sep-2005
	Title:	Delay Mismatched Feed Forward Amplifier System Using Penalties and Floors for Control

1045/PCT		ORD	PCT/US2003/039463	WO2004062091	Published
Patent Cooperation Treaty			11-Dec-2003	22-Jul-2004
	Title:	Using Penalties and Floors for Control of Delay Mismatched Feed Forward Systems

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1046/		PCT	200580007737.5	101142459		Published
China (Peoples Republic)			09-Mar-2005	12-Mar-2008
	Title:	RF power amplifier assembly with heat pipe enhanced pallet

1046/		PCT	05728245.1	EP1736042		Published
European Patent Convention			09-Mar-2005	29-Sep-2005
	Title:	RF power amplifier assembly with heat pipe enhanced pallet

1046/		PCT	3762/CHENP/2006			Pending
India			11-Oct-2006
	Title:	RF power amplifier assembly with heat pipe enhanced pallet

1046/		PCT	10-2006-7021191			Pending
Korea, Republic of			12-Oct-2006
	Title:	RF power amplifier assembly with heat pipe enhanced pallet

1046/WO		ORD	PCT/US2005/008071	WO2005089197		Published
Patent Cooperation Treaty			09-Mar-2005	04-Oct-2007
	Title:	Heat Pipe Assisted Pallet

1052/		PCT	200480040603.9	1957526		Published
China (Peoples Republic)			20-Nov-2004	02-May-2007
	Title:	Amplifier Linearization Using Nonlinear Predistortion

1052/PCT		PCT	04798914.0	EP1695438		Published
European Patent Convention			20-Nov-2004	02-Jun-2005
	Title:	Amplifier Linearization Using Nonlinear Predistortion

1052/PCT		ORD	PCT/IB2004/003790	WO2005050827	Published
Patent Cooperation Treaty			20-Nov-2004	13-Jul-2006
	Title:	Amplifier Linearization Using Nonlinear Predistortion

1053/PCT		PCT	200580038443.9		Published
China (Peoples Republic)			12-Oct-2005	17-Oct-2007
	Title:	System and Method for Forward Path Gain Control in a Digital Predistortion Linearized Transmitter

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1053/PCT		PCT	05812850.5	WO2006052377		Published
European Patent Convention			12-Oct-2005	18-May-2006
	Title:	System and Method for Forward Path Gain Control in a Digital Predistortion Linearized Transmitter

1053/PCT		PCT				Pending
India			11-Jun-2007
	Title:	System and Method for Forward Path Gain Control in a Digital Predistortion Linearized Transmitter

1053/PCT		ORD	PCT/US2005/036735	WO2006/052377		Published
Patent Cooperation Treaty			12-Oct-2005	30-Nov-2006
	Title:	System and Method for Forward Path Gain Control in a Digital Predistortion Linearized Transmitter

1058/PCT		ORD	PCT/US01/27713	WO0221887		Published
Patent Cooperation Treaty			07-Sep-2001	14-Mar-2002
	Title:	Durable Laminated Electronics Assembly using Epoxy Preform (Paseo Nuevo Platform)

1059/EP		PCT	01913130.9	EP1281262		Published
European Patent Convention			28-Feb-2001	05-Feb-2003
	Title:	System and Method for Peak Power Reduction in Spread Spectrum Communications Systems

1059/PCT		ORD	PCT/US01/06317	WO0182547		Published
Patent Cooperation Treaty			28-Feb-2001	01-Nov-2001
	Title:	System and Method for Peak Power Reduction in Spread Spectrum Communications Systems

1063/PCT		PCT	06720451.1	EP1849207		Published
European Patent Convention			08-Feb-2006	31-Oct-2007
	Title:	Dual Mode Ceramic Filter

1063/PCT		ORD	PCT/US2006/004338	WO2006/086414	Published
Patent Cooperation Treaty			08-Feb-2006	05-Jul-2007
	Title:	Dual Mode Ceramic Filter

1067/CA		PCT	2505189	CA2505189	Published
Canada			20-Nov-2003	10-Jun-2004
	Title:	Systems and Methods of Dynamic Bias Switching for Radio Frequency Power Amplifiers

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1067/WO		ORD	PCT/US2003/37499	WO2004049559		Published
Patent Cooperation Treaty			20-Nov-2003	10-Jun-2004
	Title:	Systems and Methods of Dynamic Bias Switching for Radio Frequency Power Amplifiers

1074/		PCT	200680011163.3	CN101199112		Published
China (Peoples Republic)			03-Apr-2006	11-Jun-2007
	Title:	System and Method for Using the Pilot Frequency from a Positive Feedback Pilot Generation and Detection Circuit to Improve Second Loop Convergence for a Feed Forward Amplifier

1074/		PCT	06758256.9			Pending
European Patent Convention			03-Apr-2006
	Title:	System and Method for Using the Pilot Frequency from a Positive Feedback Pilot Generation and Detection Circuit to Improve Second Loop Convergence for a Feed Forward Amplifier

1074/		PCT	4971/CHENP/2007			Pending
India			03-Apr-2006
	Title:	System and Method for Using the Pilot Frequency from a Positive Feedback Pilot Generation and Detection Circuit to Improve Second Loop Convergence for a Feed Forward Amplifier

1074/		ORD	PCT/US06/12202	WO2006/110360		Published
Patent Cooperation Treaty			03-Apr-2006	19-Oct-2006
	Title:	System and Method for Using the Pilot Frequency from a Positive Feedback Pilot Generation and Detection Circuit to Improve Second Loop Convergence for a Feed Forward Amplifier

1075/WO		ORD	PCT/US02/30636	WO03030354		Published
Patent Cooperation Treaty			27-Sep-2002	10-Apr-2003
	Title:	Spurious Ratio Control Circuit for Use with Feed-Forward Linear Amplifiers

1082/PCT		PCT	06739069.0	EP1869762	Published
European Patent Convention			20-Mar-2006	26-Dec-2007
	Title:	RF Power Amplifier System Employing An Analog Predistortion Module Using Zero Crossings

1082/PCT		PCT	4730/CHENP/2007		Pending
India			20-Mar-2006
	Title:	RF Power Amplifier System Employing An Analog Predistortion Module Using Zero Crossings

1082/PCT		ORD	PCT/US06/10133	WO 2006/102278	Published
Patent Cooperation Treaty			20-Mar-2006	28-Sep-2006
	Title:	RF Power Amplifier System Employing An Analog Predistortion Module Using Zero Crossings

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1085/CA		ORD	2286542	CA2286542		Published
Canada			18-Oct-1999	19-Apr-2000
	Title:	Amplification System Having Mask Detection

1086/CA		ORD	2286544	CA2286544		Published
Canada			18-Oct-1999	19-Apr-2000
	Title:	Amplification System having Mask Detection and Bias Compensation

1090/CA		ORD	2286531	CA2286531		Allowed
Canada			18-Oct-1999	19-Apr-2000
	Title:	Feed Forward Amplification System Having Mask Detection Compensation

1096/PCT		ORD	06749797.4	EP1872472		Published
European Patent Convention			15-Nov-2007	02-Jan-2008
	Title:	Adaptive Predistortion Linearized Amplifier System Employing Selective Sampling

1096/PCT		ORD	PCT/US2006/13529	WO 2006/113234		Published
Patent Cooperation Treaty			12-Apr-2006	12-Apr-2007
	Title:	Adaptive Predistortion Linearized Amplifier System Employing Selective Sampling

1098/PCT		PCT	06790120.7			Pending
European Patent Convention			31-Aug-2006
	Title:	System and Method for Shielded Coaxial Cable Attachment

1098/		ORD	PCT/US2006/034022			Pending
India			01-Apr-2008
	Title:	System and Method for Shielded Coaxial Cable Attachment

1098/PCT		ORD	PCT/US2006/034022	WO2007/027884	Published
Patent Cooperation Treaty			31-Aug-2006	08-Mar-2007
	Title:	System and Method for Shielded Coaxial Cable Attachment

1100/PCT		PCT	06803510.4		Pending
European Patent Convention			13-Sep-2006
	Title:	Amplifier System Employing Analog Polynomial Predistortion with Sub-Nyquist Digital Predistortion

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1100/PCT		ORD	PCT/US2006/035663	WO 2007/035358		Published
Patent Cooperation Treaty			13-Sep-2006	29-Mar-2007
	Title:	Amplifier System Employing Analog Polynomial Predistortion with Sub-Nyquist Digital Predistortion

1105/		PCT	1735/CHENP/2008			Pending
European Patent Convention			08-Sep-2006
	Title:	Distributed Antenna System Using Signal Precursors

1105/		ORD				Pending
India			07-Apr-2008
	Title:	Distributed Antenna System Using Signal Precursors

1105/		ORD	PCT/US2006/035108	WO2007/030739		Published
Patent Cooperation Treaty			08-Sep-2006	15-Mar-2007
	Title:	Distributed Antenna System Using Signal Precursors

1106/PCT		ORD	PCT/US2003/07092	WO03075632		Published
Patent Cooperation Treaty			06-Mar-2003	18-Sep-2003
	Title:	Rf amplifier system with interface to provide a computer readable spectral depiction of the rf output

1109/PCT		PCT	06848739.6			Pending
European Patent Convention			20-Dec-2006
	Title:	Crest Factor Reduction (CFR) for OFDM Using Selective Sub-Carrier Degradation

1109/PCT		ORD	PCT/US06/48726	WO2007/073490		Published
Patent Cooperation Treaty			20-Dec-2006	28-Jun-2007
	Title:	Crest Factor Reduction (CFR) for OFDM Using Selective Sub-Carrier Degradation

1111/PCT		PCT	06847753.8		Pending
European Patent Convention			18-Dec-2006
	Title:	Distributed Antenna System Employing Digital Forward Deployment Of Wireless Transmit/Receive Locations

1111/PCT		ORD	PCT/US06/48259	WO2007/075579	Published
Patent Cooperation Treaty			18-Dec-2006	27-Sep-2007
	Title:	Distributed Antenna System Employing Digital Forward Deployment Of Wireless Transmit/Receive Locations

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1112/PCT		PRI	PCT/US01/04447	WO0159924		Published
Patent Cooperation Treaty			08-Feb-2001	16-Aug-2001
	Title:	Power Booster Method and Apparatus For Improving The Performance of Radio Frequency Linear Power Amplifiers

1113/PCT		ORD	PI9608819-2	BR9608819		Published
Brazil			14-May-1996	07-Dec-1999
	Title:	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements

1113/PCT		PRI	PCT/SE96/00627	WO9637009		Published
Patent Cooperation Treaty			14-May-1996	21-Nov-1996
	Title:	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements

1119/PCT		ORD	PCT/SE89/00705	WO90/06627		Published
Patent Cooperation Treaty			30-Nov-1989	14-Jun-1990
	Title:	Method and a device pertaining to an electro-mechanically controlled resonance module

1132/PCT		ORD	PCT/SE95/01359	WO9616337		Published
Patent Cooperation Treaty			15-Nov-1995	30-May-1996
	Title:	Measuring line for a coaxial conductor for determining energy throughflow and standing wave ratios

1135/PCT		PCT	JP19980514663T	JP2001508954T		Published
Japan			07-Aug-1997	03-Jul-2001
	Title:	Adaptive digital predistortion linearization and feed-forward correction of RF power amplifier

1135/PCT		ORD	PCT/US97/14003	WO9812800	Published
Patent Cooperation Treaty			07-Aug-1997	26-Mar-1998
	Title:	Adaptive digital predistortion linearization and feed-forward correction of RF power amplifier

1136/PCT		PRI	PCT/US98/12664	WO9858419	Published
Patent Cooperation Treaty			17-Jun-1998	23-Dec-1998
	Title:	Temperature compensation structure for resonator cavity

1139/PCT		ORD	1030/DEL/1996		Allowed
India			16-May-1996
	Title:	Movable dielectric body for controlling propagation velocity in a feed line

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1139/PCT		PRI	PCT/SE96/00678	WO9637922		Published
Patent Cooperation Treaty			24-May-1996	28-Nov-1996
	Title:	Movable dielectric body for controlling propagation velocity in a feed line

1140/PCT		PCT	AU19960064744D	AU6474496		Published
Australia			12-Jul-1996	18-Feb-1997
	Title:	Antenna amplifier

1140/PCT		PRI	PCT/SE96/00951	WO9704534		Published
Patent Cooperation Treaty			12-Jul-1996	06-Feb-1997
	Title:	Antenna amplifier

1143/PCT		ORD	PCT/SE97/00916	WO9745969		Published
Patent Cooperation Treaty			28-May-1997	04-Dec-1997
	Title:	Repeater with variable bandwidth

1145/ORD		ORD	98-709167			Pending
Korea, Republic of			13-Nov-1998
	Title:	Flat antenna

1145/PCT		PRI	PCT/SE97/00776	WO9743799		Published
Patent Cooperation Treaty			12-May-1997	20-Nov-1997
	Title:	Flat antenna

1146/PCT		PCT	PI9707916-2			Pending
Brazil			03-Sep-1998
	Title:	Method and device for monitoring a mobile telephone repeater

1146/PCT		PCT	9-531695		JP3911027	Allowed
Japan			31-Aug-1998		02-Feb-2007	19-Feb-2017
	Title:	Method and device for monitoring a mobile telephone repeater

1146/PCT		PRI	PCT/SE97/00277	WO9733381		Published
Patent Cooperation Treaty			19-Feb-1997	12-Sep-1997
	Title:	Method and device for monitoring a mobile telephone repeater

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1147/ORD		PCT	PI9806975-6			Pending
Brazil			22-Jul-1999
	Title:	Antenna element

1147/PCT		ORD	PCT/SE98/00071	WO9833234		Published
Patent Cooperation Treaty			16-Jan-1998	30-Jul-1998
	Title:	Antenna element

1149/		ORD	PCT/US97/04079	WO9737427		Published
Patent Cooperation Treaty			14-Mar-1997	09-Oct-1997
	Title:	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different functions of input signal amplitude

1151/ORD		PCT	PI9813505-8			Pending
Brazil			12-Jun-2000
	Title:	Dual band antenna

1151/PCT		ORD	PCT/SE98/02235	WO9931757		Published
Patent Cooperation Treaty			07-Dec-1998	24-Jun-1999
	Title:	Dual band antenna

1152/ORD		ORD	PI9807165-3			Pending
Brazil			05-Aug-1999
	Title:	Antenna operating with two isolated channels

1152/		PRI	PCT/SE98/00143	WO9834295		Published
Patent Cooperation Treaty			30-Jan-1998	06-Aug-1998
	Title:	Antenna operating with two isolated channels

1153/		PRI	PCT/US99/01013	WO9938267	Published
Patent Cooperation Treaty			19-Jan-1999	29-Jul-1999
	Title:	Circuit arrangement for reducing intermodulation in a bandpass filter system

1156/PCT		PRI	PCT/SE98/01353	WO9905754	Published
Patent Cooperation Treaty			08-Jul-1998	04-Feb-1999
	Title:	Antenna device with improved channel isolation

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1160/PCT		ORD	PCT/SE00/00481	WO0055939		Published
Patent Cooperation Treaty			10-Mar-2000	21-Sep-2000
	Title:	Dual band antenna arrangement

1165/ORD		ORD	PI9809960-4	BR9809960		Published
Brazil			18-May-1998	01-Aug-2000
	Title:	Microwave resonator with dielectric tuning body resiliently secured to a movable rod by spring means

1166/ORD		PCT	01912738.0	EP1262017		Published
European Patent Convention			08-Jul-2002	04-Dec-2002
	Title:	Spectral distortion monitor for controlling pre-distortion and feed-forward linearization of RF power amplifier

1166/		PCT	2002-562824			Pending
Japan			26-Aug-2002
	Title:	Spectral distortion monitor for controlling pre-distortion and feed-forward linearization of RF power amplifier

1167/		PCT	2352335	CA2352335		Published
Canada			24-Nov-1999	08-Jun-2000
	Title:	Microstrip filter device

1167/		PRI	PCT/SE99/02181	WO0033413		Published
Patent Cooperation Treaty			24-Nov-1999	08-Jun-2000
	Title:	Microstrip filter device

1168/		PCT	19990008402	BR9908402		Published
Brazil			01-Mar-1999	19-Dec-2000
	Title:	Mounting bracket

1168/		PCT	19998002626	CN1289396	Published
China (Peoples Republic)			01-Mar-1999	28-Mar-2001
	Title:	Mounting bracket

1168/		ORD	PCT/SE99/00289	WO9945310	Published
Patent Cooperation Treaty			01-Mar-1999	10-Sep-1999
	Title:	Mounting bracket

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1169/ORD		PCT	PI9906841-9	BR9906841		Published
Brazil			09-Jun-1999	04-Sep-2001
	Title:	Dual band antenna

1169/		ORD	PCT/SE99/01010	WO0001032		Published
Patent Cooperation Treaty			09-Jun-1999	06-Jan-2000
	Title:	Dual band antenna

1170/		ORD	PCT/EP98/05410	WO99/17394		Published
Patent Cooperation Treaty			26-Aug-1998	08-Apr-1999
	Title:	Multi surface coupled coaxial resonator

1173/ORD		ORD	2339793	CA2339793		Published
Canada			12-Aug-1999	24-Feb-2000
	Title:	Coaxial cavity resonator

1173/PCT		PRI	PCT/SE99/01368	WO0010220		Published
Patent Cooperation Treaty			12-Aug-1999	24-Feb-2000
	Title:	Coaxial cavity resonator

1174/ORD		PCT	01901814.2	EP1245077		Published
European Patent Convention			08-Jan-2001	02-Oct-2002
	Title:	Carrier-blanking mechanism for sweeping detector used to measure and correct RF power amplifier distortion

1174/PCT		ORD	2001-552518			Pending
Japan			08-Jul-2002
	Title:	Carrier-blanking mechanism for sweeping detector used to measure and correct RF power amplifier distortion

1175/ORD		PCT	01991348.2	EP1346472	Published
European Patent Convention			21-Dec-2001	24-Sep-2003
	Title:	Closed loop active cancellation technique (ACT)-based RF power amplifier linearization architecture

1176/PCT		PRI	PCT/US00/01582	WO0044210	Published
Patent Cooperation Treaty			21-Jan-2000	27-Jul-2000
	Title:	Multi-layer RF printed circuit architecture with low-inductance interconnection and low thermal resistance for wide-lead power devices

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1177/ORD		ORD	99931732.4	EP1088362	1088362	Allowed
European Patent Convention			18-Jun-1999	04-Apr-2001	15-Nov-2006	18-Jun-2019
	Title:	Device for tuning of a dielectric resonator

1177/ORD		EPC	99931732.4	EP1088362	1088362	Allowed
Finland			18-Jun-1999	04-Apr-2001	15-Nov-2006	18-Jun-2019
	Title:	Device for tuning of a dielectric resonator

1177/ORD		EPC	99931732.4	EP1088362	1088362	Allowed
France			18-Jun-1999	04-Apr-2001	15-Nov-2006	18-Jun-2019
	Title:	Device for tuning of a dielectric resonator

1177/ORD		EPC	99931732.4	EP1088362	1088362	Allowed
Italy			18-Jun-1999	04-Apr-2001	15-Nov-2006	18-Jun-2019
	Title:	Device for tuning of a dielectric resonator

1177/PCT		ORD	PCT/SE99/01111	WO99/66585		Published
Patent Cooperation Treaty			18-Jun-1999	23-Dec-1999
	Title:	Device for tuning of a dielectric resonator

1177/ORD		EPC	99931732.4	EP1088362	1088362	Allowed
United Kingdom			18-Jun-1999	04-Apr-2001	15-Nov-2006	18-Jun-2019
	Title:	Device for tuning of a dielectric resonator

1179/		PCT	01937515.3	EP1293039		Published
European Patent Convention			18-May-2001	19-Mar-2003
	Title:	High linearity multicarrier RF amplifier

1179/PCT		ORD	PCT/US01/16046	WO0191288	Published
Patent Cooperation Treaty			18-May-2001	29-Nov-2001
	Title:	High linearity multicarrier RF amplifier

1180/CN		PRI	01811241	CN1436397	Published
China (Peoples Republic)			06-Apr-2001	13-Aug-2003
	Title:	Method and apparatus for optimum biasing of cascaded MOSFET radio-frequency devices

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1180/DE		PRI	20011096108T			Pending
Germany			06-Apr-2001
	Title:	Method and apparatus for optimum biasing of cascaded MOSFET radio-frequency devices

1180/PRI		PRI	10-2002-7013951			Pending
Korea, Republic of			17-Oct-2002
	Title:	Method and apparatus for optimum biasing of cascaded MOSFET radio-frequency devices

1180/PCT		PRI	PCT/US01/11416	WO0182469		Published
Patent Cooperation Treaty			06-Apr-2001	01-Nov-2001
	Title:	Method and apparatus for optimum biasing of cascaded MOSFET radio-frequency devices

1180/GB		PRI	20020025803	GB2377569		Published
United Kingdom			06-Apr-2001	15-Jan-2003
	Title:	Method and apparatus for optimum biasing of cascaded MOSFET radio-frequency devices

1183/ORD		ORD	01916015.9	EP1269563		Published
European Patent Convention			20-Mar-2001	02-Jan-2003
	Title:	Coaxial cavity resonator, filter and use of resonator component in a filter

1184/ORD		EPC	00928066.0	EP1181738	1181738	Allowed
France			26-Apr-2000	14-Dec-2000	10-Oct-2007	26-Apr-2020
	Title:	Temperature-compensated rod resonator

1184/ORD		EPC	00928066.0	EP1181738	1181738	Allowed
United Kingdom			26-Apr-2000	14-Dec-2000	10-Oct-2007	26-Apr-2020
	Title:	Temperature-compensated rod resonator

1188/		EPP	00957206.6	EP1208615	1208615	Allowed
France			23-Aug-2000	29-May-2002	05-Nov-2008	23-Aug-2020
	Title:	Four port hybrid

1188/		ORD	PCT/SE00/01621	WO0117058		Published
Patent Cooperation Treaty			23-Aug-2000	08-Mar-2001
	Title:	Four port hybrid

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1188/		EPP	00957206.6	EP1208615	1208615	Allowed
United Kingdom			23-Aug-2000	29-May-2002	05-Nov-2008	23-Aug-2020
	Title:	Four port hybrid

1189/PCT		PRI	PCT/US02/18287	WO03001683		Published
Patent Cooperation Treaty			06-Jun-2002	03-Jan-2003
	Title:	Dual-mode resonator

1193/PCT		ORD	00944474.6	EP1186112		Allowed
European Patent Convention			18-May-2000	13-Mar-2002
	Title:	Method and apparatus for stability margin determination in a repeater

1193/PCT		ORD	PCT/SE00/00999	WO0077941		Published
Patent Cooperation Treaty			18-May-2000	21-Dec-2000
	Title:	Method and apparatus for stability margin determination in a repeater

1194/ORD		ORD	01965808.7	EP1334649		Allowed
European Patent Convention			12-Sep-2001	13-Aug-2003
	Title:	Shielded housing

1194/ORD		EPC	01965808.7	EP1334649		Allowed
France			12-Sep-2001	13-Aug-2003
	Title:	Shielded housing

1194/PCT		PRI	PCT/SE01/01952	WO0235902		Published
Patent Cooperation Treaty			12-Sep-2001	02-May-2002
	Title:	Shielded housing

1194/ORD		EPC	01965808.7	EP1334649		Allowed
Sweden			12-Sep-2001	13-Aug-2003
	Title:	Shielded housing

1196/ORD		ORD	01819390.0	1476649	ZL01819390.0	Allowed
China (Peoples Republic)			10-Dec-2001	18-Feb-2004	19-Jul-2006	10-Dec-2021
	Title:	Wave-guide and a connector therefor

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1197/		PRI	PCT/SE01/02357	WO0243183		Published
Patent Cooperation Treaty			26-Oct-2001	30-May-2002
	Title:	Microwave antenna with patch mounting device

1198/ORD		ORD	01983025.6	EP1346432		Published
European Patent Convention			15-May-2003	24-Sep-2003
	Title:	Four port hybrid microstrip circuit of Lange type

1198/ORD		ORD	04102209.9			Pending
Hong Kong			24-Mar-2004
	Title:	Four port hybrid microstrip circuit of Lange type

1199/		ORD	PCT/SE01/02490	WO0252722		Published
Patent Cooperation Treaty			09-Nov-2001	04-Jul-2002
	Title:	Microwave amplifier with bypass segment

1200/		ORD	PCT/SE01/01951	WO0235651		Published
Patent Cooperation Treaty			12-Sep-2001	02-May-2002
	Title:	Beam adjusting device

1202/PCT		PCT	07757335.6			Pending
European Patent Convention			20-Feb-2007
	Title:	Optimally adaptive receiver

1202/PCT		ORD	US2007/04566	WO2007/098235		Published
Patent Cooperation Treaty			20-Feb-2007	30-Aug-2007
	Title:	Optimally adaptive receiver

1203/		PCT	07751869.4	Pending
European Patent Convention			02-Mar-2007
	Title:	Broadband single vertical polarized base station antenna

1203/		PCT		Published
India			02-Mar-2007
	Title:	Broadband single vertical polarized base station antenna

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1203/		ORD	PCT/US2007/005137	WO 2007/103072		Published
Patent Cooperation Treaty			02-Mar-2007	13-Sep-2007
	Title:	Broadband single vertical polarized base station antenna

1204/ORD		ORD	01948184.5	EP1311770		Published
European Patent Convention			09-Jul-2001	21-May-2003
	Title:	TUNING SCREW ASSEMBLY

1205/ORD		EPC	01270954.9	EP1352470		Allowed
France			12-Dec-2001	15-Oct-2003
	Title:	Method for tuning a radio filter and a system for tuning a radio filter

1205/ORD		EPC	01270954.9	EP1352470		Allowed
Germany			12-Dec-2001	15-Oct-2003
	Title:	Method for tuning a radio filter and a system for tuning a radio filter

1205/ORD		ORD	04102678.1			Pending
Hong Kong			15-Apr-2004
	Title:	Method for tuning a radio filter and a system for tuning a radio filter

1205/PCT		PRI	PCT/SE01/02758	WO0249213		Published
Patent Cooperation Treaty			12-Dec-2001	20-Jun-2002
	Title:	Method for tuning a radio filter and a system for tuning a radio filter

1206/ORD		ORD	02711605.2	EP1378025		Published
European Patent Convention			13-Feb-2002	07-Jan-2004
	Title:	CIRCUIT BOARD CONNECTOR

1206/PCT		PRI	PCT/SE02/00244	WO02084808	Published
Patent Cooperation Treaty			13-Feb-2002	24-Oct-2002
	Title:	CIRCUIT BOARD CONNECTOR

1207/		PCT	200680019455.1		Pending
China (Peoples Republic)			31-May-2006
	Title:	Improved AEDT

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1207/		PCT	06747834.7	EP1886381		Published
European Patent Convention			31-May-2006	13-Feb-2008
	Title:	Improved AEDT

1207/		PCT	4388/KOLNP/2007			Pending
India			31-May-2006
	Title:	Improved AEDT

1207/		ORD	PCT/SE2006/000641			Pending
Patent Cooperation Treaty			31-May-2006
	Title:	Improved AEDT

1208/PCT		PCT	200580035615.7	200580035615.7		Published
China (Peoples Republic)			14-Oct-2005	06-Feb-2008
	Title:	A DC-extracting arrangement

1208/PCT		PCT	05792467.2	WO2006043880		Published
European Patent Convention			14-Oct-2005	27-Apr-2006
	Title:	A DC-extracting arrangement

1208/PCT		PCT	893/KOLNP/2007			Pending
India			14-Oct-2005
	Title:	A DC-extracting arrangement

1208/PCT		PRI	PCT/SE2005/001538	WO2006043880		Published
Patent Cooperation Treaty			14-Oct-2005	27-Apr-2006
	Title:	A DC-extracting arrangement

1209/ORD		PCT	200480011874.1		Pending
China (Peoples Republic)			02-Nov-2005
	Title:	Microwave transmission unit including lightning protection

1209/PCT		PRI	PCT/DK2004/000296	WO2004097979	Published
Patent Cooperation Treaty			30-Apr-2004	11-Nov-2004
	Title:	Microwave transmission unit including lightning protection

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1211/PCT		PCT	200580041058.X	CN101069324		Published
China (Peoples Republic)			15-Nov-2005	07-Nov-2007
	Title:	DUAL BAND ANTENNA

1211/PCT		PCT	1914/KOLNP/2007			Pending
India			15-Nov-2005
	Title:	DUAL BAND ANTENNA

1211/PCT		ORD	PCT/SE2005/01535	WO2006059937		Published
Patent Cooperation Treaty			15-Nov-2005	08-Jun-2006
	Title:	DUAL BAND ANTENNA

1213/PCT		PCT	200580033865.7	CN101073178		Published
China (Peoples Republic)			14-Oct-2005	30-Nov-2007
	Title:	DC Extract filter device

1213/PCT		PCT	05793310.3	EP1803185		Published
European Patent Convention			14-Oct-2005	04-Jul-2007
	Title:	DC Extract filter device

1213/PCT		PCT	804/KOLNP/2007			Pending
India			14-Oct-2005
	Title:	DC Extract filter device

1213/PCT		ORD	PCT/SE2005/01537	WO2006043879		Published
Patent Cooperation Treaty			14-Oct-2005	27-Apr-2006
	Title:	DC Extract filter device

1214/		PCT	07808782.2	Pending
European Patent Convention			31-Aug-2007
	Title:	Filter with external Coupling pin

1214/		ORD	PCT/SE2007/00759	Pending
Patent Cooperation Treaty			31-Aug-2007
	Title:	Filter with external Coupling pin

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1215/PCT		PCT	200680026861.0			Pending
China (Peoples Republic)			21-Jul-2006
	Title:	INTERLEAVED MULTIPLE BAND ANTENNA

1215/PCT		PCT	06758086.0	WO2007/011295		Published
European Patent Convention			21-Jul-2006	25-Jan-2007
	Title:	INTERLEAVED MULTIPLE BAND ANTENNA

1215/PCT		PCT	5001/KOLNP/2007			Pending
India			21-Jul-2006
	Title:	INTERLEAVED MULTIPLE BAND ANTENNA

1215/PCT		ORD	PCT/SE2006/000904	WO2007/011295		Published
Patent Cooperation Treaty			21-Jul-2006	25-Jan-2007
	Title:	INTERLEAVED MULTIPLE BAND ANTENNA

1215/ORD		ORD	0501723-1			Pending
Sweden			22-Jul-2005
	Title:	INTERLEAVED MULTIPLE BAND ANTENNA

1216/		PCT	200680019456.6	CN101189760A		Published
China (Peoples Republic)			31-May-2006	28-May-2008
	Title:	Phase Shifter

1216/		PCT	06747834.7	EP1915798		Published
European Patent Convention			31-May-2006	07-Dec-2006
	Title:	Phase Shifter

1216/		PCT	4393/KOLNP/2007	Pending
India			31-May-2006
	Title:	Phase Shifter

1216/		ORD	PCT/SE2006/000640	Pending
Patent Cooperation Treaty			31-May-2006
	Title:	Phase Shifter

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1217/		PRI	0801210-6			Pending
Sweden			23-May-2008
	Title:	Lighting Protection

1218/PCT		PCT	06812946.9	EP1943728		Published
European Patent Convention			30-Oct-2006	16-Jul-2008
	Title:	General LNA

1218/PCT		PCT	820/KOLNP/2008			Pending
India			30-Oct-2006
	Title:	General LNA

1218/PCT		ORD	PCT/SE2006/001221	WO 2007/053077		Published
Patent Cooperation Treaty			30-Oct-2006	10-May-2007
	Title:	General LNA

1221/		PRI	PCT/SE01/01768	WO0215439		Published
Patent Cooperation Treaty			17-Aug-2001	21-Feb-2002
	Title:	Communication system with fiber optical link

1224/ORD		PCT	01272437.3	EP1346430		Published
European Patent Convention			21-Dec-2001	24-Sep-2003
	Title:	Method for tuning a radio filter and a system for tuning a radio filter

1224/PCT		PRI	PCT/SE01/02888	WO02052673		Published
Patent Cooperation Treaty			21-Dec-2001	04-Jul-2002
	Title:	Method for tuning a radio filter and a system for tuning a radio filter

1226/PCT		PCT	200580038428.4	CN101057367	Published
China (Peoples Republic)			25-Nov-2005	17-Oct-2007
	Title:	Antenna control system

1226/PCT		PCT	05804663.2	EP1815556	Published
European Patent Convention			25-Nov-2005	08-Aug-2007
	Title:	Antenna control system

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1226/PCT		PCT	1323/KOLNP/2007			Pending
India			25-Nov-2005
	Title:	Antenna control system

1226/PCT		ORD	PCT/SE2005/01777	WO2006057613		Published
Patent Cooperation Treaty			25-Nov-2005	01-Jun-2006
	Title:	Antenna control system

1227/PCT		PCT	200580038494.1	CN101057368		Published
China (Peoples Republic)			25-Nov-2005	17-Oct-2007
	Title:	Antenna control system

1227/PCT		PCT	05804666.5	EP1815557		Published
European Patent Convention			25-Nov-2005	08-Aug-2007
	Title:	Antenna control system

1227/PCT		PCT	1324/KOLNP/2007			Pending
India			25-Nov-2005
	Title:	Antenna control system

1227/PCT		ORD	PCT/SE05/001776	WO2006057612		Published
Patent Cooperation Treaty			25-Nov-2005	01-Jun-2006
	Title:	Antenna control system

1228/PCT		PCT	200580013009.5	CN1947303A		Published
China (Peoples Republic)			03-May-2005	11-Apr-2007
	Title:	Aperture antenna element

1228/PCT		PCT	05749908.9	EP1743397	Published
European Patent Convention			03-May-2005	11-Oct-2005
	Title:	Aperture antenna element

1228/PCT		PCT	2657/KOLNP/2006		Pending
India			03-May-2005
	Title:	Aperture antenna element

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1228/PCT		PCT	2006-7022846			Pending
Korea, Republic of			03-May-2005
	Title:	Aperture antenna element

1228/PCT		ORD	PCT/SE05/000643	WO2005107008		Published
Patent Cooperation Treaty			03-May-2005	10-Nov-2005
	Title:	Aperture antenna element

1230/PCT		PCT	200580023884.1	CN1985404		Published
China (Peoples Republic)			25-Jul-2005	20-Jun-2007
	Title:	Reflector assembly

1230/PCT		PCT	05760063.7	WO2006011844		Published
European Patent Convention			25-Jul-2005	02-Feb-2006
	Title:	Reflector assembly

1230/PCT		PCT	7598/DELNP/2006	7598/DELNP/2006		Published
India			25-Jul-2005	22-Jun-2007
	Title:	Reflector assembly

1230/PCT		ORD	PCT/SE2005/01178	WO2006011844		Published
Patent Cooperation Treaty			25-Jul-2005	02-Feb-2006
	Title:	Reflector assembly

1231/		PCT	07748171.1			Pending
European Patent Convention			25-May-2007
	Title:	Down Tilt Control Unit

1231/		ORD	PCT/SE2007/000507	WO2007/139467	Published
Patent Cooperation Treaty			25-May-2007	06-Dec-2007
	Title:	Down Tilt Control Unit

1232/		PCT	07808783.0		Pending
European Patent Convention			31-Aug-2007
	Title:	Antenna Filter Combination

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1232/		ORD	PCT/SE2007/000760	WO2008/033068		Published
Patent Cooperation Treaty			31-Aug-2007	20-Mar-2008
	Title:	Antenna Filter Combination

1233/		PCT	07752196.1			Pending
European Patent Convention			02-Mar-2007
	Title:	Enhanced Efficiency Feed Forward Power Amplifier with Delay Mismatched Error Cancellation Loop

1233/		ORD	PCT/US07/05480	WO2007/106337		Published
Patent Cooperation Treaty			02-Mar-2007	24-Apr-2008
	Title:	Enhanced Efficiency Feed Forward Power Amplifier with Delay Mismatched Error Cancellation Loop

1234/		PCT	07754157.1			Pending
European Patent Convention			29-Mar-2007
	Title:	Broadband Dual Polarized Base Station Antenna

1234/		ORD	PCT/US07/07593	WO 2007/126831		Published
Patent Cooperation Treaty			29-Mar-2007	08-Nov-2007
	Title:	Broadband Dual Polarized Base Station Antenna

1235/		PCT	06820900.6	EP1952479		Published
European Patent Convention			16-Nov-2006	06-Aug-2008
	Title:	Smart Pole

1235/		PRI	GR20050100576			Pending
Greece			22-Nov-2005
	Title:	Smart Pole

1235/		PCT			Published
India			16-Nov-2006
	Title:	Smart Pole

1235/		ORD	PCT/IB2006/003235	WO2007/060513	Published
Patent Cooperation Treaty			16-Nov-2006	31-May-2007
	Title:	Smart Pole

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1237/PCT		PCT	03784786.0	EP1529421		Published
European Patent Convention			18-Jul-2003	11-May-2005
	Title:	INSTALLATION SITES FOR HOUSING ELECTRONIC EQUIPMENT

1237/PCT		ORD	PCT/US03/22640	WO2004016057		Published
Patent Cooperation Treaty			18-Jul-2003	19-Feb-2004
	Title:	INSTALLATION SITES FOR HOUSING ELECTRONIC EQUIPMENT

1242/		PCT	07775931.4			Pending
European Patent Convention			20-Apr-2007
	Title:	System and Method for Estimation and Compensation of Radiated Feedback Coupling in a High Gain Repeater

1242/		ORD	PCT/US2007/09744	WO2007/124103		Published
Patent Cooperation Treaty			20-Apr-2007	01-Nov-2007
	Title:	System and Method for Estimation and Compensation of Radiated Feedback Coupling in a High Gain Repeater

1243/		PCT	0774861.2	EP2022139		Published
European Patent Convention			22-May-2007	11-Feb-2009
	Title:	Dual band antenna arrangement

1243/		ORD	PCT/SE2007/000497	WO2007/136333		Published
Patent Cooperation Treaty			22-May-2007	29-Nov-2007
	Title:	Dual band antenna arrangement

1244/		PCT	07809421.6			Pending
European Patent Convention			07-Jun-2007
	Title:	Smart antenna array over fiber

1244/		ORD	PCT/US2007/013597	WO 2007/146175	Published
Patent Cooperation Treaty			07-Jun-2007	15-May-2008
	Title:	Smart antenna array over fiber

1245/		ORD	PCT/US01/51250	WO0249102	Published
Patent Cooperation Treaty			29-Oct-2001	20-Jun-2002
	Title:	Support and cooling architecture for RF printed circuit boards having multi-pin square post type connectors for RF connectivity

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1251/ORD		ORD	07794123.5			Pending
European Patent Convention			22-Aug-2007
	Title:	Active Lighting Protection

1251/		ORD	PCT/SE2007/000739			Pending
Patent Cooperation Treaty			27-Aug-2007
	Title:	Active Lighting Protection

1252/		ORD	07808837.4			Pending
European Patent Convention			16-Mar-2008
	Title:	Method of manufacturing a traverse electric magnetic (TEM) mode transmission line and such transmission line

1252/PCT		ORD	PCT/SE2007/000834	WO2008036029		Published
Patent Cooperation Treaty			24-Sep-2007	27-Mar-2008
	Title:	Method of manufacturing a traverse electric magnetic (TEM) mode transmission line and such transmission line

1252/		PRI	0601971-5			Pending
Sweden			22-Sep-2006
	Title:	Method of manufacturing a traverse electric magnetic (TEM) mode transmission line and such transmission line

1253/		ORD	PCT/US07/19438			Pending
Patent Cooperation Treaty			06-Sep-2007
	Title:	Modular Pallet

1255/PCT		ORD	PCT/US2007/023807	WO2008060527	Published
Patent Cooperation Treaty			14-Nov-2007	22-May-2008
	Title:	Stability recovery for an on-frequency RF repeater with adaptive echo cancellation

1256/PCT		PCT	07808808.5		Pending
European Patent Convention			12-Sep-2007
	Title:	Communication solution for antennas

1256/PCT		PCT	553/KOLMP/2009		Pending
India			12-Sep-2007
	Title:	Communication solution for antennas

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1256/PCT		ORD	PCT/SE2007/000795	WO 2008/033076		Published
Patent Cooperation Treaty			12-Sep-2007	20-Mar-2008
	Title:	Communication solution for antennas

1257/		ORD	07445045.3			Pending
European Patent Convention			13-Dec-2007
	Title:	Over Voltage protection

1258/		PCT	018021146.1	CN1483242		Published
China (Peoples Republic)			22-Dec-2001	17-Mar-2004
	Title:	Feed forward amplifier loop control utilizing IF signal processing

1258/		ORD	PCT/US01/50560	WO02052718		Published
Patent Cooperation Treaty			22-Dec-2001	04-Jul-2002
	Title:	Feed forward amplifier loop control utilizing IF signal processing

1259/		ORD	PCT/US2007/025270			Pending
Patent Cooperation Treaty			11-Dec-2007
	Title:	Time division duplex forward-to-reverse transition signal generator

1260/		ORD	07023027.1	EP1992598		Published
European Patent Convention			28-Nov-2007	19-Nov-2008
	Title:	MICROWAVE DIELECTRIC CERAMIC

1260/		ORD	02823/CHE2007			Pending
India			30-Nov-2007
	Title:	MICROWAVE DIELECTRIC CERAMIC

1260/		ORD	PCT/GB2008/000023	WO2008/084199	Published
Patent Cooperation Treaty			07-Jan-2008	17-Jul-2008
	Title:	MICROWAVE DIELECTRIC CERAMIC

1260/		PRI	GB0700265.2		Pending
United Kingdom			08-Jan-2007
	Title:	MICROWAVE DIELECTRIC CERAMIC

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1261/001		PRI	GB0519804.9			Pending
United Kingdom			29-Sep-2005
	Title:	Microwave dielectric ceramic

1261/002		PRI	GB0518736.4			Pending
United Kingdom			15-Sep-2005
	Title:	Microwave dielectric ceramic

1261/003		PRI	GB0516421.5			Pending
United Kingdom			10-Aug-2005
	Title:	Microwave dielectric ceramic

1262/		ORD	PCT/US2008/000431	WO2008/088762		Published
Patent Cooperation Treaty			11-Jan-2008	24-Jul-2008
	Title:	An improved digital radio head system and method

1264/		ORD	PCT/US2008/000738			Pending
Patent Cooperation Treaty			22-Jan-2008
	Title:	Adaptive Echo Cancellation For An On-Frequency RF Repeater Using A Weighted Power Spectrum

1266/PR1		PRI	0408192.3			Pending
United Kingdom			13-Apr-2004
	Title:	Microwave Dielectric Ceramic

1266/PR2		PRI	0501259			Pending
United Kingdom			21-Jan-2005
	Title:	Microwave Dielectric Ceramic

1268/		ORD	PCT/US2008/02845	WO2008/109067	Published
Patent Cooperation Treaty			04-Mar-2008	12-Sep-2008
	Title:	Single Pole Vertically Polarized Variable Azimuth Beam Width Antenna for Wireless Network

1277/		ORD	PCT/US2008/004332	WO2008/124027	Published
Patent Cooperation Treaty			03-Apr-2008	16-Oct-2008
	Title:	Dual Stagger Offset-able Azimuth Beam Width Controlled Antenna for Wireless Network

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1278/		ORD	PCT/US2008/03176			Pending
Patent Cooperation Treaty			07-Mar-2008
	Title:	Dual staggered vertically polarized variable azimuth beam width antenna for wireless network

1279/PCT		ORD	PCT/US2008/007333	WO 2008/156633		Published
Patent Cooperation Treaty			11-Jun-2008	24-Dec-2008
	Title:	Triple Stagger Offsettable Azimuth Beam Width Controlled Antenna for Wireless Network

1280/		ORD	11/658,692			Pending
Patent Cooperation Treaty			26-Jan-2007
	Title:	A reflector, an antenna using a reflector and a manufacturing method for a reflector

1282/PCT		ORD	PCT/US2008/06473	WO 2008/147506		Published
Patent Cooperation Treaty			20-May-2008	04-Dec-2008
	Title:	ON FREQUENCY REPEATER WITH AGC STABILITY DETERMINATION

1283/		ORD	PCT/US2008/006284	WO2008/143971		Published
Patent Cooperation Treaty			16-May-2008	27-Nov-2008
	Title:	Remote Antenna Positioning Data Acquisition

1287/		ORD	PCT/US2008/010851			Pending
Patent Cooperation Treaty			18-Sep-2008
	Title:	Broadband coplanar antenna element

1289/PCT		ORD	PCT/US2008/11655			Pending
Patent Cooperation Treaty			10-Oct-2008
	Title:	Omni Directional Broadband coplanar antenna element

1290/		ORD	PCT/US2008/080050	Pending
Patent Cooperation Treaty			15-Oct-2008
	Title:	Dual Beam Sector Array using 3-column non-planar array with a simple 3-to-2 BFN

1293/		ORD	PCT/US2008/082697	Pending
Patent Cooperation Treaty			06-Nov-2008
	Title:	Variable Stagger Reflector for Azimuth Beam Width Controlled Antenna

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1295/PCT		ORD	PCT/US2008/084760			Pending
Patent Cooperation Treaty			16-Dec-2008
	Title:	Single Drive Variable Azimuth and Beam Tilt Antenna for Wireless Network

1303/		ORD				Pending
Sweden			18-Jan-2008
	Title:	Antenna arrangement with interleaved antenna elements

1305/		PRI	0800434-3		531442	Allowed
Sweden			25-Feb-2008		07-Apr-2009	25-Feb-2028
	Title:	Transverse phase shifter

1306/		ORD	PCT/SE2009/000009			Pending
Patent Cooperation Treaty			14-Jan-2009
	Title:	Improved Antenna Isolation II

1306/		PRI	0800435-0			Allowed
Sweden			25-Feb-2008
	Title:	Improved Antenna Isolation II

1307/		ORD	PCT/FI88/00163	WO 89/05046		Published
Patent Cooperation Treaty			07-Oct-1988	01-Jun-1989
	Title:	A TRANSMISSION LINE RESONATOR

1316/		ORD	03396067.5	EP1381162		Published
European Patent Convention			07-Dec-2002	14-Jan-2004
	Title:	Bypass arrangement for low-noise amplifier

1317/		PCT	2004PI06416	BR0406416	Published
Brazil			17-Mar-2004	04-Oct-2005
	Title:	Resonator filter

1317/		PCT	200480001282.1	CN1717838	Published
China (Peoples Republic)			17-Mar-2004	04-Jan-2006
	Title:	Resonator filter

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1317/		PCT	04721210.5	EP1604425		Published
European Patent Convention			17-Mar-2004	14-Dec-2005
	Title:	Resonator filter

1317/		PCT	1896/DELNP/2005			Pending
India			17-Mar-2004
	Title:	Resonator filter

1317/		ORD	PCT/FI2004/000152	WO2004084340		Published
Patent Cooperation Treaty			17-Mar-2004	30-Sep-2004
	Title:	Resonator filter

1318/		PRI	20040450	FI20040450		Published
Finland			25-Mar-2004	26-Sep-2005
	Title:	Directional coupler

1318/		ORD	WO2005FI50066	WO2005093896		Published
Patent Cooperation Treaty			07-Mar-2005	06-Oct-2005
	Title:	Directional coupler

1319/		PCT	PI0504770-6	PI0504770-6		Published
Brazil			03-Mar-2005	24-Oct-2006
	Title:	Arrangement for dividing a filter output signal

1319/		PCT	20058000283.9	CN1774832		Published
China (Peoples Republic)			03-Mar-2005	17-May-2006
	Title:	Arrangement for dividing a filter output signal

1319/		PCT	5481/DELNP/2006		Pending
India			03-Mar-2005
	Title:	Arrangement for dividing a filter output signal

1319/		ORD	PCT/FI2005/050060	WO2005/091426	Published
Patent Cooperation Treaty			03-Mar-2005	29-Sep-2005
	Title:	Arrangement for dividing a filter output signal

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1320/		PCT	PI0508116-5	PI0508116		Published
Brazil			04-Mar-2005	17-Jul-2007
	Title:	Input arrangement for a low-noise amplifier pair

1320/		PCT	200580009348.6	CN1938898		Published
China (Peoples Republic)			04-Mar-2005	28-Mar-2007
	Title:	Input arrangement for a low-noise amplifier pair

1320/		PCT	05717316.3	EP1728295		Published
European Patent Convention			04-Mar-2005	12-Jun-2006
	Title:	Input arrangement for a low-noise amplifier pair

1320/		PRI	20040433	FI20040433		Published
Finland			22-Mar-2004	23-Sep-2005
	Title:	Input arrangement for a low-noise amplifier pair

1320/		PCT	5481/DELNP/2006			Pending
India			04-Mar-2005
	Title:	Input arrangement for a low-noise amplifier pair

1320/		ORD	PCT/FI2005/050062	WO2005091428		Published
Patent Cooperation Treaty			04-Mar-2005	29-Sep-2005
	Title:	Input arrangement for a low-noise amplifier pair

1321/		PCT	PI0509428-3	PI0509428-3		Published
Brazil			29-Apr-2005	04-Sep-2007
	Title:	Bandstop filter

1321/		PCT	200580015023.9	CN1950971	Published
China (Peoples Republic)			29-Apr-2005	18-Apr-2007
	Title:	Bandstop filter

1321/		PCT	05738049.5	EP1756907	Published
European Patent Convention			29-Apr-2005	17-Nov-2005
	Title:	Bandstop filter

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1321/		PRI	20040672	FI20040672		Published
Finland			12-May-2004	13-Nov-2005
	Title:	Bandstop filter

1321/		PCT	6442/DELNP/2006			Pending
India			29-Apr-2005
	Title:	Bandstop filter

1321/		ORD	PCT/FI2005/050140	WO2005109565		Published
Patent Cooperation Treaty			29-Apr-2005	17-Nov-2005
	Title:	Bandstop filter

1322/		PCT	PI0504405-7	PI0504405-7		Published
Brazil			18-May-2005	24-Oct-2006
	Title:	Adjustable resonator filter

1322/		PCT	200580000659.6	CN1820390		Published
China (Peoples Republic)			18-May-2005	16-Aug-2006
	Title:	Adjustable resonator filter

1322/		PCT	05742054.9	EP1754276		Published
European Patent Convention			18-May-2005	22-Dec-2005
	Title:	Adjustable resonator filter

1322/		PRI	20040786	FI20040786		Published
Finland			08-Jun-2004	09-Dec-2005
	Title:	Adjustable resonator filter

1322/		PCT	5157/DELNP/2005		Pending
India			18-May-2005
	Title:	Adjustable resonator filter

1322/		ORD	PCT/FI2005/050170	WO2005122323	Published
Patent Cooperation Treaty			18-May-2005	22-Dec-2005
	Title:	Adjustable resonator filter

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1323/		PCT	PI0517114-8	BRPI0517114		Published
Brazil			07-Nov-2005	30-Sep-2008
	Title:	Filtering arrangement of antenna end

1323/		PCT	200580041668.x	CN101076948		Published
China (Peoples Republic)			07-Nov-2005	21-Nov-2007
	Title:	Filtering arrangement of antenna end

1323/		PCT	05803809.2	EP1817846		Published
European Patent Convention			07-Nov-2005	15-Aug-2007
	Title:	Filtering arrangement of antenna end

1323/		PCT	3772/DELNP/2007			Pending
India			07-Nov-2005
	Title:	Filtering arrangement of antenna end

1323/		ORD	PCT/FI2005/050400	WO2006058964		Published
Patent Cooperation Treaty			07-Nov-2005	08-Jun-2006
	Title:	Filtering arrangement of antenna end

1325/		PCT	18070079280			Pending
Brazil			18-May-2006
	Title:	Arrangement for steering radiation lobe of antenna

1325/		PCT	200680019488.6	CN101189758		Published
China (Peoples Republic)			18-May-2006	28-May-2008
	Title:	Arrangement for steering radiation lobe of antenna

1325/		PCT	06725956.4	EP1886380	Published
European Patent Convention			18-May-2006	13-Feb-2008
	Title:	Arrangement for steering radiation lobe of antenna

1325/		PRI	20055285	FI20055285	Published
Finland			03-Jun-2005	04-Dec-2006
	Title:	Arrangement for steering radiation lobe of antenna

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1325/		PCT	II/DELNP/2008			Pending
India			18-May-2006
	Title:	Arrangement for steering radiation lobe of antenna

1325/		ORD	PCT/FI2006/050199	WO2006128962		Published
Patent Cooperation Treaty			18-May-2006	07-Dec-2006
	Title:	Arrangement for steering radiation lobe of antenna

1326/		PCT	18070079831			Pending
Brazil			22-May-2006
	Title:	By-pass arrangement of a low noise amplifier

1326/		PCT	200680020196.4	CN101194431		Published
China (Peoples Republic)			22-May-2006	04-Jun-2008
	Title:	By-pass arrangement of a low noise amplifier

1326/		PCT	06725961.4	EP1889373		Published
European Patent Convention			22-May-2006	14-Dec-2006
	Title:	By-pass arrangement of a low noise amplifier

1326/		PCT	9277/DELNP/2007			Pending
India			22-May-2006
	Title:	By-pass arrangement of a low noise amplifier

1326/		ORD	PCT/FI2006/050204	WO2006131595		Published
Patent Cooperation Treaty			22-May-2006	14-Dec-2006
	Title:	By-pass arrangement of a low noise amplifier

1327/		PRI	20055511	FI20055511	Published
Finland			27-Sep-2005	28-Mar-2007
	Title:	TRANSMISSION LINE STRUCTURE

1327/		ORD	PCT/FI2006/050411	WO2007036607	Published
Patent Cooperation Treaty			26-Sep-2006	05-Apr-2007
	Title:	TRANSMISSION LINE STRUCTURE

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1328/		PRI	20055597	FI20055597		Published
Finland			09-Nov-2005	10-May-2007
	Title:	Arbitrary-length linear movement sliding-dielectric (loaded line) phase shifter system for beam-tilt antenna array

1332/		PCT	18080051244			Pending
Brazil			14-Feb-2007
	Title:	MCoulpler and tuning method for the directivity

1332/		PCT				Published
China (Peoples Republic)			14-Feb-2007
	Title:	MCoulpler and tuning method for the directivity

1332/		PCT	07704849.4	EP1989754		Published
European Patent Convention			14-Feb-2007	09-Jul-2007
	Title:	Directional Coupler

1332/		PRI	20065144	FI20065144		Published
Finland			28-Feb-2006	29-Aug-2007
	Title:	Directional Coulpler

1332/		PCT				Published
India			14-Feb-2007
	Title:	MCoulpler and tuning method for the directivity

1332/		ORD	PCT/FI2007/050079	WO2007099202		Published
Patent Cooperation Treaty			14-Feb-2007	07-Sep-2007
	Title:	MCoulpler and tuning method for the directivity

1333/		PCT	18080053676	Pending
Brazil			12-Jun-2006
	Title:	A new antenna structure and a method for its manufacture

1333/		PCT		Published
China (Peoples Republic)			12-Jun-2006
	Title:	A new antenna structure and a method for its manufacture

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1333/		PCT	06764415.3	FI20060000211		Published
European Patent Convention			12-Jun-2006	03-Feb-2006
	Title:	A new antenna structure and a method for its manufacture

1333/		PRI	20060211	FI20060211		Published
Finland			02-Mar-2006	03-Sep-2007
	Title:	A new antenna structure and a method for its manufacture

1333/		PCT	7460/DELNP/2008			Pending
India			12-Jun-2006
	Title:	A new antenna structure and a method for its manufacture

1333/		ORD	PCT/FI2006/000189	WO2007099194		Published
Patent Cooperation Treaty			12-Jun-2006	07-Sep-2007
	Title:	A new antenna structure and a method for its manufacture

1334/		PRI	20065317	FI20065317		Published
Finland			12-May-2006	13-Nov-2007
	Title:	DIRECTIONAL COUPLER (Suuntakytkin ripustetulla liuskajohtimella)

1334/		ORD	PCT/FI2007/050216	WO2007132061		Published
Patent Cooperation Treaty			23-Apr-2007	22-Nov-2007
	Title:	DIRECTIONAL COUPLER

1336/		PRI	20065272	FI20065272		Published
Finland			27-Apr-2006	28-Oct-2007
	Title:	Piezoelectric element for resonator tuning

1336/		ORD	PCT/FI2007/050198	WO2007125161	Published
Patent Cooperation Treaty			17-Apr-2007	08-Nov-2007
	Title:	Piezoelectric element for resonator tuning

1338/		ORD	09445008.7		Pending
European Patent Convention			18-Mar-2009
	Title:	Transmission line and a method production of a transmission line

Docket Number/Subcase Country Name		Case Type	Application Number/Date	Publication Number/Date	Patent Number/Date	Status Expiration Date

1338/		PRI	0800642-1			Pending
Sweden			19-Mar-2008
	Title:	Transmission line and a method production of a transmission line

1341/		PRI	08000827-8			Pending
Sweden			11-Apr-2008
	Title:	Improved Antenna Isolation I

1351/		DES	95-0478			Pending
Sweden			07-Mar-1995
	Title:	Antenna Device

1352/		DES	98-1464			Pending
Sweden			22-Jul-1998
	Title:	Enclosure for active ellectronics circuits

1353/		DES	98-1464			Pending
Sweden			22-Jul-1998
	Title:	Enclosure for active electronic circuits with an outer cover

Copyrights

Borrower and its Subsidiaries do not have any registered copyrights.

Schedule 4.15

Deposit Accounts and Securities Accounts

Bank	Account Name	Account Number	City/State	Country	Currency	Swift/aba

B of A	Southern California	0932600675	California	U.S.	USD	26009593

Deutsche Bank	Powerwave Technologies Inc	00413956	New York	U.S.	USD	BKTRUS33

Deutsche Bank	Powerwave Technologies Inc	029658300888	London	U.K.	EUR	DEUTGB2L

Deutsche Bank	Powerwave Technologies Inc	029658300030	London	U.K.	SEK	DEUTGB2L

Comerica	Controlled Disbursements	2176991699	California	U.S.	USD	MNBDUS33/121137522

Comerica	Payroll Acct	1891120139	California	U.S.	USD	MNBDUS33/121137522

Comerica	Operating Acct	1891120121	California	U.S.	USD	MNBDUS33/121137522

B of A	PWAV UK Shipley USD	600855038064	London	U.K.	USD	BOFAGB26

B of A	PWAV UK East Kilbride	600855038056	London	U.K.	GBP	BOFAGB24

B of A	PWAV UK Ceramics GBP	600855038048	London	U.K.	GBP	BOFAGB23

B of A	PWAV UK Shipley	600855038030	London	U.K.	EUR	BOFAGB19

B of A	PWAV UK Shipley GBP	600855038022	London	U.K.	GBP	BOFAGB22

B of A	PWAV UK Ltd	600855038014	London	U.K.	GBP	BOFAGB21

B of A	PWAV Technologies Inc	600826362020	London	U.K.	EUR	BOFAGB18

B of A	PWAV Technologies Inc	600826362012	London	U.K.	GBP	BOFAGB20

B of A	Powerwave oy	600826080010	London	U.K.	USD	BOFAGB25

PostGiro	Allgon Systems AB	46898300	Stockholm	Sweden	SEK

PostGiro	Powerwave Technologies Sweden AB	1490028	Stockholm	Sweden	SEK

SEB	Powerwave Sweden AB	58511054642	Stockholm	Sweden	SEK	ESSESESS

SEB	Powerwave Sweden AB	55651031812	Stockholm	Sweden	SEK	ESSESESS

SEB	Allgon Systems AB	55651031804	Stockholm	Sweden	SEK	ESSESESS

SEB	LGP Allgon Holding	55548281690	Stockholm	Sweden	USD	ESSESESS

SEB	Powerwave Technologies Sweden AB	55548263064	Stockholm	Sweden	EUR	ESSESESS

SEB	Powerwave Technologies Sweden AB	55548234371	Stockholm	Sweden	USD	ESSESESS

SEB	Powerwave Technologies Sweden AB	55548234363	Stockholm	Sweden	GBP	ESSESESS

SEB	MG Instrument	55541000262	Stockholm	Sweden	SEK	ESSESESS

SEB	Powerwave Technologies Sweden AB	53981006593	Stockholm	Sweden	SEK	ESSESESS

SEB	Powerwave Technologies Sweden AB	52551002834	Stockholm	Sweden	SEK	ESSESESS

SEB	LGP Allgon Holding	51361005742	Stockholm	Sweden	SEK	ESSESESS

SEB	Powerwave Technologies Sweden AB	51361003057	Stockholm	Sweden	SEK	ESSESESS

B of A	Pwav Netherlands BV	600417778016	Amsterdam	Netherlands	EUR	BOFANLNX

SEB	PWAV Tech France SAS	0004152702669	Paris	France	EUR	ESSEFRPXXXX

SEB	Powerwave Technologies Sweden AB	0004152602759	Paris	France	EUR	ESSEFRPXXXX

SEB	Powerwave Technologies Estonia OU - operating account	EE80101022003 6961019	Tallinn	Estonia	EEK/USD	EEUHEE2X

SEB	Powerwave Technologies Estonia OU -	EE20101022003 7378229	Tallinn	Estonia	EUR	EEUHEE2X

SEB	Powerwave Technologies Estonia OU - payroll account	EE14101022006 0520015	Tallinn	Estonia	EEK	EEUHEE2X

OCBC Bank	Powerwave Singapore PTE Ltd	701089476001		Singapore	SGD

OCBC Bank	Powerwave Singapore PTE Ltd	501172753201		Singapore	USD

B of A	PWAV Technologies Singapore Pte Ltd	621257854014		Singapore	SGD	BOFASG2X

B of A	PWAV Technologies Singapore Pte Ltd	621257854022		Singapore	USD	BOFASG2X

B of A	PWAV Technologies India pvt Ltd	621636563012	New Dehli	India	INR	BOFAIN4XDEL

Deutsche Bank	Powerwave Technologies R&D India Ltd	0575845-00-0	New Dehli	India	INR

Commerzbank Zrt.	Filtronic Comtek Hungary	14220108 21070008	Budapest	Hungary	EUR	COBA HU HXXXX

Commerzbank Zrt.	Filtronic Comtek Hungary	14220108 21070008	Budapest	Hungary	USD	COBA HU HXXXX

Commerzbank Zrt.	Filtronic Comtek Hungary	14220108 21070008	Budapest	Hungary	HUF	COBA HU HXXXX

Commerzbank Zrt.	Filtronic Comtek Hungary	14220108 21070008	Budapest	Hungary	GBP	COBA HU HXXXX

HSBC	Powerwave Corporation Ltd	500423355001		Hong Kong	HKD

HSBC	Powerwave Corporation Ltd	500423355292		Hong Kong	HKD

HSBC	Powerwave Corporation Ltd	500423355274		Hong Kong	USD

B of A	PWAV Technologies HK Ltd	605583304018		Hong Kong	HKD	BOFAHKHX

B of A	PWAV Technologies Inc	605583417019		Hong Kong	HKD	BOFAHKHX

B of A	PWAV Technologies HK Ltd	65583304026		Hong Kong	USD	BOFAHKHX

B of A	PWAV GmbH	601918563013	Frankfurt	Germany	EUR	BOFADEFX

B of A	PWAV Tech France SAS	601031155010	Paris	France	EUR	BOFAFRPP

Nordea	Powerwave Comtek Oy	20501800069539	Oulu	Finland	EUR	NDEAFIHH

Sampo	Powerwave Comtek Oy	80001601762389	Oulu	Finland	EUR	DABAFIHH

Nordea	Powerwave Comtek Oy	20506200001032	Oulu	Finland	GBP	NDEAFIHH

Nordea	Powerwave Comtek Oy	20506200001040	Oulu	Finland	USD	NDEAFIHH

B of A	Powerwave oy (FIN)	645117287016	Helsinki	Finland	EUR	BOFAGB2UFIN

B of A	Powerwave oy (FIN)	600826080010	Helsinki	Finland	USD

Industrial& Commercial Bank Of China	PWAV Technologies Ltd	1103-0208-099- 1400-3096	Wuxi	China	USD	ICBKCNBJWSI

Industrial& Commercial Bank Of China	PWAV Technologies Ltd	1103-0208-299- 1411-8415	Wuxi	China	USD	ICBKCNBJWSI

Industrial& Commercial Bank Of China	PWAV Technologies Ltd	1103-0208-090- 0000-9242	Wuxi	China	RMB	ICBKCNBJWSI

HSBC	Remec Wireless Telecommunication (Shanghai) Co., Ltd.	001-135185-057	Shanghai	China	USD	HSBCCNSH

China Citic Bank	Filtronic Suzhou Telecommunications Product Co Ltd.	705- 73238101828001 315-56	Suzhou	China	CNY

Bank of China	PWAV Technologies Ltd	3643-7608-093- 014	Wuxi	China	USD	BKCHCNBJ95C

Bank of China	PWAV Technologies Ltd	3643-7608-093- 001	Wuxi	China	RMB	BKCHCNBJ95C

Bank of China	Filtronic Suzhou Telecommunications Product Co Ltd.	101- 07516608091001	Suzhou	China	CNY

Bank of China	Filtronic Suzhou Telecommunications Product Co Ltd.	101- 07516608093014	Suzhou	China	USD

Bank of China	Filtronic Suzhou Telecommunications Product Co Ltd.	101- 07516608093038	Suzhou	China	EUR

Bank of China	Filtronic Suzhou Telecommunications Product Co Ltd.	101- 07516608094012	Suzhou	China	GBP

B of A	PWAV Suzhou	68110474014	Shanghai	China	USD	BOFACN3X

B of A	PWAV Suzhou CNY	684110474022	Shanghai	China	CNY	BOFACN3X

Agricultural Bank of China	REMEC Wireless Telecommunication (Shanghai) Co., Ltd	033940- 00040009142	Shanghai	China	CNY	ABOCCNBJ089

Agricultural Bank of China	REMEC Wireless Telecommunication (Shanghai) Co.,Ltd	09-371414040001848	Shanghai	China	USD	ABOCCNBJ090

B of A	PWAV Canada	711477227202	Toronto	Canada	CAD	BOFACATT

Itau Bank	PWAV Technologies	1608143796	São Paulo	Brazil	BRL	ITAUBRSP

Bradesco	PWAV Technologies	4501338005	São Paulo	Brazil	BRL	BBDEBRSPSPO

Bradesco	LGP Telecom	31141917951	São Paulo	Brazil	BRL	BBDEBRSPSPO

Santander	LGP Telecom	100-005002827	Buenos Aires, Capital Federal	Argentina	ARS	BSCHARBA

Schedule 4.17

Material Contracts

Milcom International, Inc. 1995 Stock Option Plan.

Powerwave Technologies, Inc. 1996 Stock Incentive Plan

Powerwave Technologies, Inc. 1996 Director Stock Option Plan

Form of Indemnification Agreement with executive officers and members of the board of directors.

Powerwave Technologies, Inc. 2000 Stock Option Plan

Powerwave Technologies, Inc. 2002 Stock Option Plan

Powerwave Technologies, Inc. 2005 Stock Incentive Plan

Powerwave Technologies Executive Officer Cash Compensation Plan

Extended and Restated 1996 Employee Stock Purchase Plan

Manufacturing Services and Supply Agreement between Powerwave and Celestica Corporation dated as of November 1, 2002, as amended to date.

Manufacturing Services and Supply Agreement between Powerwave and Venture Corporation Limited dated as of January 13, 2003.

Repair Services Agreement between Powerwave and VM Services, Inc. dated June 26, 2003.

Amended and Restated Change in Control Agreement dated as of August 13, 2008, between Powerwave and Ronald J. Buschur.

Amended and Restated Change in Control Agreement dated as of August 13, 2008, between Powerwave and Kevin T. Michaels.

Amended and Restated Severance Agreement dated as of August 13 2008, between Powerwave and Ronald J. Buschur.

Amended and Restated Severance Agreement dated as of August 13, 2008, between Powerwave and Kevin T. Michaels.

Letter Agreement regarding Change of Control Benefits between Powerwave and J. Marvin MaGee dated December 17, 2008.

Letter Agreement Regarding Change of Control Benefits between Powerwave and Khurram Sheikh dated December 17, 2008.

Manufacturing Services Agreement dated December 30, 2007 between Powerwave and Sanmina-SCI Corporation.

Letter Agreement Regarding Change of Control Benefits between Powerwave and Basem Anshasi dated December 17, 2008.

3.875% Convertible Notes Documents

1.875% Convertible Notes Documents

Schedule 4.19

Permitted Indebtedness

$2,680,711 in letters of credit (face amount).

$150,000,000 principal amount plus accrued interest under the 3.875% Convertible Notes.

$157,000,000 principal amount plus accrued interest under the 1.875% Convertible Notes.

Schedule 4.20

Payment of Taxes

Powerwave Hungary Kft. has not filed income tax returns for 2006 and 2007 and also has not filed VAT returns for 2008.

Powerwave Netherlands B.V has not filed income tax returns for 2007.

Powerwave Technologies India Private Limited has not filed tax returns for the years ending December 31, 2006, March 31, 2007 and March 31, 2008.

The aggregate maximum tax liability for the above entities for the returns noted does not exceed $700,000.

Schedule 4.25

Locations of Inventory and Equipment

Equipment and/or Inventory is located at the following Powerwave locations:

a.	1801 East Saint Andrew Place, Santa Ana, California 92705

b.	Poikmae 1, Tanassilma Technopark, Saku Vald, Harju County 76401, Estonia.

c.	33 Huo Ju Road, Suzhou New District, SND Hi-Tech Industrial Park, Suzhou Jiangsu Province, Peoples Republic of China 215009.

Powerwave stores finished goods inventory at a third party warehouse in Carson, California that is managed by Stevens Global Logisitics. The address is 2760 E. El Presido, Carson, California.

Certain of Powerwave’s customers maintain logistics hubs or warehouses and Powerwave ships finished goods inventory to such warehouses. The inventory remains the property of Powerwave until the customer pulls the inventory and notifies Powerwave. The logistics hubs are either operated by a third party or by the customer.

In addition, in the ordinary course of business Powerwave occasionally provides limited quantities of products and test equipment to customers for evaluations or trials.

Schedule 5.1

Financial Statements, Reports, Certificates

Deliver to Agent, with copies to each Lender, each of the financial statements, reports, or other items set forth set forth below at the following times in form satisfactory to Agent:

as soon as available, but in any event within 30 days (45 days in the case of a month that is the end of one of Borrower’s fiscal quarters) after the end of each month during each of Borrower’s fiscal years (each such date, the “Monthly Deadline”),

(a) (i) an unaudited consolidated and consolidating balance sheet, income statement, and statement of cash flow covering Borrower’s and its Subsidiaries’ operations during such period, together with (A) a report showing the figures for the corresponding fiscal period of the immediately preceding fiscal year in comparative form, and (B) a comparison of such financial statements to the figures set forth in the portion of the Projections covering such fiscal period, and (ii) a Compliance Certificate; provided that, notwithstanding the foregoing, the statement of cash flow shall only be required to be delivered in the case of a month that is the end of one of Borrower’s fiscal quarters;

provided, further, however, that if Borrower has included any of the items listed in clause (a) above in a report filed with the SEC by the applicable Monthly Deadline, then in lieu of the foregoing Borrower may (x) provide Agent written notice (in the Compliance Certificate or elsewhere) no later than 1 Business Day after the applicable Monthly Deadline that Borrower has included such items in a report filed with the SEC and describe in reasonable detail the report and the items included therein and (y) deliver to Agent no later than 1 Business Day after the applicable Monthly Deadline copies of any items listed in clause (a) above that were not included in any report filed with the SEC by the applicable Monthly Deadline and a Compliance Certificate.

as soon as available, but in any event within 90 days after the end of each of Borrower’s fiscal years (each such date, the “Annual Deadline”),

(b) (i) consolidated and consolidating financial statements of Borrower and its Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Agent and certified, without any qualifications (including any (A) “going concern” or like qualification or exception, (B) qualification or exception as to the scope of such audit, or (C) qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 7(a) of the Agreement), by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants’ letter to management), together with (x) a report showing the figures for the immediately preceding fiscal year in comparative form, and (y) a comparison of such financial statements to the figures set forth in the portion of the Projections for such fiscal year, and (ii) a Compliance Certificate;

provided, however, that if Borrower has filed any of the items listed in clause (b) above in its Form 10-K annual report with the SEC by the applicable Annual Deadline, then in lieu of the foregoing Borrower may (1) provide Agent written notice (in the Compliance Certificate or elsewhere) no later than 1 Business Day after the applicable Annual Deadline that Borrower has filed its 10-K with the SEC and (2) deliver to Agent no later than 1 Business Day after the applicable Annual Deadline copies of any items listed in clause (b) above that were not included in the Form 10-K annual report filed with the SEC and a Compliance Certificate.

as soon as available, but in any event within 30 days prior to the start of each of Borrower’s fiscal years,	(c) copies of Borrower’s Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Agent, in its Permitted Discretion, for the forthcoming 3 years, year by year, and for the forthcoming fiscal year, month by month, certified by the chief financial officer of Borrower as being such officer’s good faith estimate of the financial performance of Borrower during the period covered thereby.

if and when filed by Borrower,

(d) Form 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports,

(e) any other filings made by Borrower with the SEC, and

(f) any other information that is provided by Borrower to its shareholders generally.

promptly, but in any event within 5 Business Days after Borrower has knowledge of any event or condition that constitutes a Default or an Event of Default,	(g) notice of such event or condition and a statement of the curative action that Borrower proposes to take with respect thereto.

promptly after the commencement thereof, but in any event within 7 Business Days after the service of process with respect thereto on Borrower or any of its Subsidiaries,	(h) notice of all actions, suits, or proceedings brought by or against Borrower or any of its Subsidiaries before any Governmental Authority which reasonably could be expected to result in a Material Adverse Change.

upon the request of Agent,	(i) any other information reasonably requested relating to the financial condition of Borrower or its Subsidiaries.

Fiscal Years of Borrower’s Subsidiaries:

Name of Subsidiary (jurisdiction of incorporation)	Local Country Statutory Year End (NOT Powerwave fiscal year end)

Allgon Systems AB (Sweden)	Calendar
Cognition Networks LLC (Florida)	Florida - Assumed Powerwave Fiscal
Filtronic (Suzhou) Telecommunication Products Co. Ltd. (China)	Calendar
LGP Allgon Holding AB (Sweden)	Calendar
LGP Telecom (Shanghai) Ltd. (China)	Calendar
LGP Telecom Ltda (Brazil)	Calendar
MG Instrument AB (Sweden)	Calendar
Microwave Ventures, Inc. (Philippines)	Calendar
Powerwave Asia, Inc. (Delaware)	Delaware - Assumed Powerwave Fiscal
Powerwave China Holdings SRL (Barbados)	Calendar
Powerwave Cognition, Inc. (Delaware)	Delaware - Assumed Powerwave Fiscal
Powerwave Comtek Oy (Finland)	Calendar
Powerwave Corporation Limited (Hong Kong)	Calendar
Powerwave Europe, Inc. (Delaware)	Delaware - Assumed Powerwave Fiscal
Powerwave Finland Oy (Finland)	Calendar
Powerwave Holdings Philippines, Inc. (Philippines)	Calendar
Powerwave Hungary Kft (Hungary)	Calendar
Powerwave International Holdings SRL (Barbados)	Calendar
Powerwave Netherlands B.V. (Netherlands)	Calendar
Powerwave Overseas Holding Limited (UK)	Calendar

Powerwave Oy (Finland)	Calendar
Powerwave Singapore Pte. Ltd. (Singapore)	Calendar
Powerwave Sweden AB (Sweden)	Calendar
Powerwave Technologies (Suzhou) Co. Ltd. (China)	Calendar
Powerwave Technologies (Wuxi) Co. Ltd. (China)	Calendar
Powerwave Technologies Brazil Comercio de Equipamentos de Telecomunicacao Ltda (Brazil)	Calendar
Powerwave Technologies Canada, Ltd. (Canada)	Powerwave Fiscal
Powerwave Technologies Estonia OU (Estonia)	Calendar
Powerwave Technologies France SAS (France)	Calendar
Powerwave Technologies Germany GmbH (Germany)	Calendar
Powerwave Technologies Hong Kong Limited (Hong Kong)	Calendar
Powerwave Technologies India Private Limited (India)	3/31
Powerwave Technologies Research and Development India PVT Ltd. (India)	3/31
Powerwave Technologies Singapore Pte Ltd (Singapore)	Calendar
Powerwave Technologies Sweden Holdings AB (Sweden)	Calendar
Powerwave Technologies UK Limited (UK)	Calendar
Powerwave Technologies Sweden AB (Sweden)	Calendar
Powerwave UK Limited (UK)	Powerwave Fiscal
P-Wave Ltd (Israel)	Calendar
REMEC Manufacturing Philippines, Inc. (Philippines)	1/31
REMEC Wireless Telecommunication (Shanghai) Co. Ltd. (China)	Calendar
RMPI LLC (California)	1/31

Schedule 5.2

Collateral Reporting

Provide Agent (and if so requested by Agent, with copies for each Lender) with each of the documents set forth below at the following times in form satisfactory to Agent:

Weekly (not later than the second Business Day of each week),	(a) a detailed report regarding Borrower and its Subsidiaries’ cash and Cash Equivalents including an indication of which amounts constitute Qualified Cash.

Monthly (not later than the 10th Business Day of each fiscal month); provided that if Availability is less than $20,000,000 as of the first Business Day of any week, then such documents shall be delivered weekly until the first day upon which Availability is greater than $20,000,000,

(b) a Borrowing Base Certificate, together with a detailed calculation of those Accounts that are not eligible for the Borrowing Base,

(c) a detailed aging, by total, of the Accounts of Borrower, together with a reconciliation to the general ledger and supporting documentation for any reconciling items noted,

(d) a sales journal, collection journal, and credit register since the last such schedule, and a report regarding credit memoranda that have been issued since the last such report,

(e) [reserved], and

(f) a monthly Account roll-forward, in a format acceptable to Agent in its discretion, tied to the beginning and ending accounts receivable balances of Borrower’s and its Subsidiaries’ general ledger.

Monthly (not later than the 10th Business Day of each fiscal month),

(g) a summary aging, by vendor, of Borrower’s and its Subsidiaries’ accounts payable, accrued expenses and any book overdraft, together with a reconciliation to the general ledger and supporting documentation for any reconciling items noted, and

(h) an aging, by vendor, of any held checks.

Quarterly (not later than the 45th day after the end of each quarter),

(i) a detailed list of Borrower’s and its Subsidiaries’ customers,

(j) a report regarding Borrower’s and its Subsidiaries’ accrued, but unpaid, ad valorem taxes, and

(k) a report regarding Borrower’s and its Subsidiaries’ intercompany loan balance.

Immediately after execution, receipt or delivery thereof,	(l) copies of any notices regarding termination, material defaults or claimed violations that Borrower executes or receives in connection with any Material Contract.

Upon reasonable request by Agent,

(m) copies of purchase orders or invoices in connection with Borrower’s and its Subsidiaries’ Accounts, credit memos, remittance advices, deposit slips, shipping and delivery documents in connection with Borrower’s and its Subsidiaries’ Accounts,

(n) notice of all claims, offsets, or disputes asserted by Account Debtors with respect to Borrower’s and its Subsidiaries’ Accounts, and

(o) such other reports as to the Collateral or the financial condition of Borrower and its Subsidiaries, as Agent may reasonably request.